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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2012 through March 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                        Pioneer Fundamental
                        Growth Fund

--------------------------------------------------------------------------------
                        Annual Report | March 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A        PIGFX
                        Class B        FUNBX
                        Class C        FUNCX
                        Class K        PFGKX**
                        Class R        PFGRX*
                        Class Y        FUNYX
                        Class Z        PFGZX*

 *  Share class was first publicly offered on April 2, 2012.

**  Share class was first publicly offered on December 20, 2012.

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          26

Notes to Financial Statements                                                 37

Report of Independent Registered Public Accounting Firm                       45

Approval of Investment Advisory Agreement                                     47

Trustees, Officers and Service Providers                                      51

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*   Dividends are not guaranteed.

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 3

Portfolio Management Discussion | 3/31/13

The equity market delivered healthy returns over the 12 months ended March 31, 2013, as rising investor confidence in the prospects for a continuing global economic recovery spurred a rally in financial assets. The rally in stock prices strengthened during most of the period, especially after investors overcame concerns about another flare-up in the European sovereign-debt crisis in the early summer of 2012. In the following interview, Andrew Acheson and Paul Cloonan* discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12 months ended March 31, 2013. Mr. Acheson, a senior vice president and portfolio manager at Pioneer, and Mr. Cloonan, a senior vice president and portfolio manager, and Co-Head of Equity Research, U.S., at Pioneer, are responsible for day-to-day management of the Fund.

Q   How did the Fund perform during the 12 months ended March 31, 2013?

A Pioneer Fundamental Growth Fund's Class A shares returned 9.64% at net asset value during the 12 months ended March 31, 2013, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 10.09%. During the same 12-month period, the average return of the 702 mutual funds in Lipper's Large Cap Growth category was 7.36%.

Q How would you describe the investment environment for equities during the 12 months ended March 31, 2013?

A Equity values generally rose during the full 12-month period, as investors eventually brushed aside concerns about the sovereign-debt problems in Europe, weakening growth trends in China and sluggish economic growth as well as stubbornly high unemployment in the United States. Very early in the period, in the spring of 2012, stocks sold off amid growing fears that the global economic recovery could be undermined by the ripple effects of sovereign-debt problems in some European nations, most notably Greece, Spain and Italy. Market sentiment began to change, however, in August 2012, when the new leader of the European Central Bank (ECB) declared the ECB would do "whatever it takes" to protect the European Union and the euro currency. Not long after that announcement, the U.S. Federal Reserve Board announced its third round of quantitative easing, and some signs of improving growth in China and the United States followed. In response to the series of positive developments, equities began a rally that continued almost uninterrupted for the remainder of the Fund's fiscal year

* Effective November 1, 2012, Paul Cloonan joined Andrew Acheson as a portfolio manager of the Fund, replacing Tim Mulrenan.

4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 ended March 31, 2013. Almost all market sectors, with the notable exception of the information technology group, recorded double-digit percentage gains for the 12-month period. The more defensive sectors such as consumer staples and health care fared especially well, but the stock market showed broad strength across almost all industries as rising confidence about the durability of the global economic recovery drove investors into equities and other so-called "risk" assets.

Q Which investment decisions or individual securities had the greatest effect on the Fund's returns relative to the benchmark Russell Index during the 12 months ended March 31, 2013?

A The Fund's performance during the period tracked closely to that of the Russell Index. Stock selection results in two sectors, energy (negative) and information technology (positive), had by far the biggest effect on the Fund's relative performance during the 12-month period. Sector allocation decisions, which tend to be a byproduct of our stock-selection process, contributed to the Fund's benchmark-relative performance during the period.

    Stock selection in the energy sector was a large drag on benchmark-relative results during the period. One particular disappointment for the Fund in the sector was a position in National Oilwell Varco (NOV), a provider of equipment and services for oil and natural gas drilling operations. NOV's share price weakened during the period as the company's backlog of new orders began to slow and investors began worrying that the positive cycle in energy development may have peaked. We became concerned that NOV would start to experience a significant decline in returns on reinvested capital, and so we decided to sell the Fund's position. While we sold the position in NOV, we retained a Fund investment in another underperforming energy company, Occidental Petroleum, a diversified firm involved in both oil and natural gas operations. The company appeared to struggle with managing its cost structure during the 12-month period, but it has implemented operational reforms that we believe have the potential to improve future results.

    Stock selection in the information technology sector was the Fund's most significant positive performance driver during the 12-month period, with a holding in MasterCard the top individual contributor to returns within the sector. A leading global financial transaction-processing company, MasterCard enjoyed solid, double-digit gains from both its credit and debit card businesses during the period, including gains from international cross-border transactions. Another outstanding performer within the Fund's information technology portfolio during the period was a position

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 5 in ASML, a semiconductor firm based in the Netherlands whose share price received a boost when three major customers - Samsung, Taiwan Semiconductor, and Intel - all became equity investors in the company. Following the announcements by those three companies, we took advantage of the price appreciation in ASML's stock and took profits by selling the Fund's position. To be sure, the Fund did own some disappointing positions in the information technology sector during the period, including Juniper Networks, a communications network equipment company whose performance was hurt due to slowing infrastructure investing by telecommunication providers. Another poor-performing Fund position in the sector during the period was software giant Microsoft, which underperformed as a result of the overall slump in the personal computers market as well as disappointing early sales of the company's new Windows 8 software.

    Elsewhere, the Fund's overweight position in health care as well as good stock selection results in the sector helped to support relative returns during the period. In health care, Fund positions in Thermo Fisher Scientific, Celgene and DaVita performed especially well during the 12-month period. Thermo Fisher Scientific, which produces scientific and laboratory equipment, performed well as investors appreciated the company's ability to generate stable growth in an uncertain environment. Celgene is a biotechnology company that specializes in developing therapies to treat cancer and immune-inflammatory diseases. Celgene's stock value rose as investors saw strong potential for some of the company's drugs under development. DaVita, the nation's largest operator of kidney dialysis centers, generated solid growth in its business during the period, while announcing plans to acquire Health Care Partners, the largest physician network in the United States. The market viewed the acquisition as an opportunity for DaVita to add to its earnings potential.

    Other noteworthy contributors to the Fund's performance during the period included positions in Disney, in the consumer discretionary sector, and pharmacy chain CVS, in the consumer staples sector. Disney's performance benefited from improving prospects for both its theme park operations and the company's investments in entertainment media. Meanwhile, CVS began showing progress in resolving operational problems associated with its acquisition of a major pharmacy benefits manager, a move that had affected the company's shorter-term earnings.

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Q What were some of the changes you made to the Fund's portfolio during the 12 months ended March 31, 2013?

A We have recently increased the portfolio's exposure to the energy sector by adding several holdings, including Schlumberger and Cabot Oil and Gas. Schlumberger is one of the world's leading oil services firms and we think the company is well positioned to benefit from industry expansion in the international markets. We believe that Cabot, one of the lowest-cost natural gas producers, has the potential to grow earnings rapidly as natural gas production increases. Meanwhile, we eliminated the Fund's investments in the aforementioned NOV, and integrated oil company ExxonMobil, which we believe has diminished growth prospects.

    In other sectors, we established a new Fund position in Colgate-Palmolive, the global consumer products company. Colgate-Palmolive has strong brand strength and has been enjoying solid gains in the emerging markets.

Q   What is your investment outlook?

A At the start of a new fiscal year for the Fund, we continue to emphasize portfolio investments in companies that we believe have sustainable business models and good competitive positions in their markets. We particularly favor companies that are able to generate solid cash flows, which can then be reinvested to improve their businesses through internal growth.

    Although the stock market has posted good gains in the past year, stock prices still appear inexpensive, especially relative to the low rate of inflation and the low level of interest rates. Many major corporations have been reporting solid earnings and we believe should be able to register impressive gains with any improvement in economic growth.

    We remain somewhat cautious, however, as the economic backdrop remains mixed and uncertain, and external events could exert significant influences on the capital markets. While the markets apparently have navigated past politically-created hurdles at home, such as the "fiscal cliff," a debt-ceiling deadline and budget "sequestration" cuts, we should not become complacent, as we still have not seen the full tangible effects of the spending cuts required under the sequestration scenario. The economy in Europe continues to appear weak, with problems in the peripheral markets beginning to affect the core economies of France and Germany, where

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 7 industrial production has fallen off. Economic conditions no longer appear to be deteriorating in China, however, as domestic consumer consumption is increasing; but we believe it is important to remember that China's most important export customer is Europe, and economic troubles there could have a ripple effect on the country's economy.

    Overall, we think there is reason for optimism about the equity markets, but investors must remain mindful of the possibility of unexpected pressures arising from anywhere around the globe.

8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Please refer to the Schedule of Investments on pages 21-25 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 9

Portfolio Summary | 3/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              95.2%
International Common Stocks                      2.8%
Temporary Cash Investments                       1.0%
Depositary Receipts for International Stocks     1.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                          31.2%
Health Care                                     17.1%
Consumer Staples                                15.7%
Consumer Discretionary                          12.5%
Industrials                                     12.0%
Materials                                        4.7%
Energy                                           4.1%
Financials                                       2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            6.25%
--------------------------------------------------------------------------------
 2. Mastercard, Inc.                                                       5.01
--------------------------------------------------------------------------------
 3. Google, Inc.                                                           4.88
--------------------------------------------------------------------------------
 4. Microsoft Corp.                                                        4.72
--------------------------------------------------------------------------------
 5. Philip Morris International, Inc.                                      4.18
--------------------------------------------------------------------------------
 6. The Coca-Cola Co.                                                      3.88
--------------------------------------------------------------------------------
 7. Starbucks Corp.                                                        3.67
--------------------------------------------------------------------------------
 8. United Technologies Corp.                                              3.59
--------------------------------------------------------------------------------
 9. Ross Stores, Inc.                                                      3.54
--------------------------------------------------------------------------------
10. Oracle Corp.                                                           3.52
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Prices and Distributions | 3/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class              3/31/13                3/31/12
--------------------------------------------------------------------------------
              A                $14.33                  $13.23
--------------------------------------------------------------------------------
              B                $13.45                  $12.50
--------------------------------------------------------------------------------
              C                $13.55                  $12.57
--------------------------------------------------------------------------------
              Y                $14.41                  $13.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class              3/31/13                4/2/12
--------------------------------------------------------------------------------
              R*               $14.25                  $13.34
--------------------------------------------------------------------------------
              Z*               $14.32                  $13.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class              3/31/13                12/20/12
--------------------------------------------------------------------------------
             K**               $14.30                  $13.37
--------------------------------------------------------------------------------

*   Class R and Class Z shares were first publicly offered on April 2, 2012.

**  Class K shares were first publicly offered on December 20, 2012.

Distributions per Share: 4/1/12-3/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net Investment        Short-Term          Long-Term
            Class             Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
              A               $0.0561              $    --           $0.1050
--------------------------------------------------------------------------------
              B               $    --              $    --           $0.1050
--------------------------------------------------------------------------------
              C               $0.0077              $    --           $0.1050
--------------------------------------------------------------------------------
              K               $0.1006              $    --           $    --
--------------------------------------------------------------------------------
              R               $0.0907              $    --           $0.1050
--------------------------------------------------------------------------------
              Y               $0.0960              $    --           $0.1050
--------------------------------------------------------------------------------
              Z               $0.0980              $    --           $0.1050
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-18.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 11

Performance Update | 3/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2013)
-------------------------------------------------------------------------------------
                                Net Asset        Public Offering
Period                          Value (NAV)      Price (POP)
-------------------------------------------------------------------------------------
10 Years                        9.21%            8.56%
5 Years                         7.53             6.26
1 Year                          9.64             3.32
-------------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
-------------------------------------------------------------------------------------
                                Gross            Net
-------------------------------------------------------------------------------------
                                1.19%            1.09%
-------------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Fundamental       Russell 1000
                                Growth Fund               Growth Index
3/31/2003                       $    9,425                $   10,000
3/31/2004                       $   12,505                $   13,218
3/31/2005                       $   13,193                $   13,371
3/31/2006                       $   14,657                $   15,129
3/31/2007                       $   15,450                $   16,197
3/31/2008                       $   15,819                $   16,075
3/31/2009                       $   11,556                $   10,564
3/31/2010                       $   16,236                $   15,820
3/31/2011                       $   18,060                $   18,708
3/31/2012                       $   20,741                $   20,770
3/31/2013                       $   22,740                $   22,866

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Performance Update | 3/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                If               If
Period                          Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                      5.52%            5.52%
5 Years                         6.51             6.51
1 Year                          8.51             4.51
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                                Gross            Net
--------------------------------------------------------------------------------
                                2.29%            2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Fundamental       Russell 1000
                                Growth Fund               Growth Index
12/31/2005                      $  10,000                 $  10,000
3/31/2006                       $  10,379                 $  10,309
3/31/2007                       $  10,846                 $  11,037
3/31/2008                       $  11,010                 $  10,954
3/31/2009                       $   7,972                 $   7,199
3/31/2010                       $  11,088                 $  10,780
3/31/2011                       $  12,226                 $  12,748
3/31/2012                       $  13,909                 $  14,154
3/31/2013                       $  15,093                 $  15,581

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 13

Performance Update | 3/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                If               If
Period                          Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                      5.63%            5.63%
5 Years                         6.67             6.67
1 Year                          8.77             8.77
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.96%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Fundamental       Russell 1000
                                Growth Fund               Growth Index
12/31/2005                      $  10,000                 $  10,000
3/31/2006                       $  10,369                 $  10,309
3/31/2007                       $  10,836                 $  11,037
3/31/2008                       $  11,000                 $  10,954
3/31/2009                       $   7,974                 $   7,199
3/31/2010                       $  11,108                 $  10,780
3/31/2011                       $  12,255                 $  12,748
3/31/2012                       $  13,968                 $  14,154
3/31/2013                       $  15,193                 $  15,581

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Performance Update | 3/31/13                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                If               If
Period                          Held             Redeemed
--------------------------------------------------------------------------------
10 Years                        9.22%            9.22%
5 Years                         7.56             7.56
1 Year                          9.78             9.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Fundamental       Russell 1000
                                Growth Fund               Growth Index
3/31/2003                       $  10,000                 $  10,000
3/31/2004                       $  13,270                 $  13,218
3/31/2005                       $  14,000                 $  13,371
3/31/2006                       $  15,554                 $  15,129
3/31/2007                       $  16,395                 $  16,197
3/31/2008                       $  16,787                 $  16,075
3/31/2009                       $  12,264                 $  10,564
3/31/2010                       $  17,230                 $  15,820
3/31/2011                       $  19,165                 $  18,708
3/31/2012                       $  22,010                 $  20,770
3/31/2013                       $  24,162                 $  22,866

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 15

Performance Update | 3/31/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                If               If
Period                          Held             Redeemed
--------------------------------------------------------------------------------
10 Years                        9.18%            9.18%
5 Years                         7.46             7.46
1 Year                          9.32             9.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                                Gross            Net
--------------------------------------------------------------------------------
                                1.50%            1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Fundamental       Russell 1000
                                Growth Fund               Growth Index
3/31/2003                       $  10,000                 $  10,000
3/31/2004                       $  13,270                 $  13,218
3/31/2005                       $  14,000                 $  13,371
3/31/2006                       $  15,554                 $  15,129
3/31/2007                       $  16,395                 $  16,197
3/31/2008                       $  16,787                 $  16,075
3/31/2009                       $  12,264                 $  10,564
3/31/2010                       $  17,230                 $  15,820
3/31/2011                       $  19,165                 $  18,708
3/31/2012                       $  22,010                 $  20,770
3/31/2013                       $  24,060                 $  22,866

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Performance Update | 3/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                If               If
Period                          Held             Redeemed
--------------------------------------------------------------------------------
10 Years                        9.38%            9.38%
5 Years                         7.87             7.87
1 Year                          9.99             9.99
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                Pioneer Fundamental       Russell 1000
                                Growth Fund               Growth Index
3/31/2003                       $   5,000,000             $   5,000,000
3/31/2004                       $   6,635,150             $   6,608,934
3/31/2005                       $   6,999,956             $   6,685,721
3/31/2006                       $   7,776,986             $   7,564,426
3/31/2007                       $   8,197,651             $   8,098,300
3/31/2008                       $   8,393,437             $   8,037,704
3/31/2009                       $   6,131,749             $   5,282,054
3/31/2010                       $   8,645,314             $   7,909,950
3/31/2011                       $   9,668,574             $   9,353,949
3/31/2012                       $  11,146,698             $  10,385,167
3/31/2013                       $  12,260,390             $  11,432,757

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 17

Performance Update | 3/31/13                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fundamental Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                If               If
Period                          Held             Redeemed
--------------------------------------------------------------------------------
10 Years                        9.24%            9.24%
5 Years                         7.58             7.58
1 Year                          9.91             9.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 12, 2012)
--------------------------------------------------------------------------------
                                Gross            Net
--------------------------------------------------------------------------------
                                0.95%            0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                Pioneer Fundamental       Russell 1000
                                Growth Fund               Growth Index
3/31/2003                       $  10,000                 $  10,000
3/31/2004                       $  13,270                 $  13,218
3/31/2005                       $  14,000                 $  13,371
3/31/2006                       $  15,554                 $  15,129
3/31/2007                       $  16,395                 $  16,197
3/31/2008                       $  16,787                 $  16,075
3/31/2009                       $  12,264                 $  10,564
3/31/2010                       $  17,230                 $  15,820
3/31/2011                       $  19,165                 $  18,708
3/31/2012                       $  22,010                 $  20,770
3/31/2013                       $  24,191                 $  22,866

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on April 2, 2012, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on April 2, 2012, would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2012 through March 31, 2013.

--------------------------------------------------------------------------------------------------------
Share Class                      A          B           C        K           R          Y         Z
--------------------------------------------------------------------------------------------------------
Beginning Account            $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 10/1/12**
--------------------------------------------------------------------------------------------------------
Ending Account               $1,064.26  $1,059.67  $1,059.93  $1,077.70  $1,071.55  $1,066.21  $1,074.91
Value (after expenses)
on 3/31/13
--------------------------------------------------------------------------------------------------------
Expenses Paid                $    5.61  $   11.04  $    9.81  $    2.24  $    7.18  $    4.17  $    4.66
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 2.15%, 1.91%, 0.77%, 1.39%, 0.81% and 0.90% for Class A, Class B, Class C,
    Class K, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (102/365 for Class K shares) (to reflect the one-half year period).

**  12/20/12 for Class K shares.


                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2012 through March 31, 2013.

--------------------------------------------------------------------------------------------------------
Share Class                      A          B         C          K          R           Y         Z
--------------------------------------------------------------------------------------------------------
Beginning Account            $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 10/1/12**
--------------------------------------------------------------------------------------------------------
Ending Account               $1,019.50  $1,014.21  $1,015.41  $1,011.82  $1,018.00  $1,020.89  $1,020.44
Value (after expenses)
on 3/31/13
--------------------------------------------------------------------------------------------------------
Expenses Paid                $    5.49  $   10.80  $    9.60  $    2.16  $    6.99  $    4.08  $    4.53
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 2.15%, 1.91%, 0.77%, 1.39%, 0.81% and 0.90% for Class A, Class B, Class C,
    Class K, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (102/365 for Class K shares) (to reflect the one-half year period).

**  12/20/12 for Class K shares.

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Schedule of Investments | 3/31/13

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.2%
             ENERGY -- 4.1%
             Oil & Gas Equipment & Services -- 2.0%
   284,950   Schlumberger, Ltd.                                          $   21,339,906
---------------------------------------------------------------------------------------
             Integrated Oil & Gas -- 1.1%
   150,120   Occidental Petroleum Corp.                                  $   11,764,904
---------------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 1.0%
   167,700   Cabot Oil & Gas Corp.                                       $   11,338,197
                                                                         --------------
             Total Energy                                                $   44,443,007
---------------------------------------------------------------------------------------
             MATERIALS -- 4.7%
             Fertilizers & Agricultural Chemicals -- 1.3%
   139,305   Monsanto Co.                                                $   14,714,787
---------------------------------------------------------------------------------------
             Industrial Gases -- 1.5%
   144,310   Praxair, Inc.                                               $   16,096,337
---------------------------------------------------------------------------------------
             Specialty Chemicals -- 1.9%
   256,060   Ecolab, Inc.                                                $   20,530,891
                                                                         --------------
             Total Materials                                             $   51,342,015
---------------------------------------------------------------------------------------
             CAPITAL GOODS -- 9.3%
             Aerospace & Defense -- 3.5%
   410,915   United Technologies Corp.                                   $   38,391,788
---------------------------------------------------------------------------------------
             Industrial Conglomerates -- 3.4%
   345,565   3M Co.                                                      $   36,737,015
---------------------------------------------------------------------------------------
             Construction & Farm Machinery & Heavy Trucks -- 1.3%
   123,650   Cummins, Inc.                                               $   14,319,906
---------------------------------------------------------------------------------------
             Trading Companies & Distributors -- 1.1%
    51,350   WW Grainger, Inc.                                           $   11,552,723
                                                                         --------------
             Total Capital Goods                                         $  101,001,432
---------------------------------------------------------------------------------------
             TRANSPORTATION -- 2.5%
             Air Freight & Logistics -- 2.5%
   320,470   United Parcel Service, Inc. (Class B)                       $   27,528,373
                                                                         --------------
             Total Transportation                                        $   27,528,373
---------------------------------------------------------------------------------------
             CONSUMER SERVICES -- 3.6%
             Restaurants -- 3.6%
   689,200   Starbucks Corp.                                             $   39,256,832
                                                                         --------------
             Total Consumer Services                                     $   39,256,832
---------------------------------------------------------------------------------------
             MEDIA -- 2.8%
             Movies & Entertainment -- 2.8%
   536,550   The Walt Disney Co.                                         $   30,476,040
                                                                         --------------
             Total Media                                                 $   30,476,040
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 21

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
             RETAILING -- 5.9%
             Apparel Retail -- 3.5%
   624,700   Ross Stores, Inc.                                           $   37,869,314
---------------------------------------------------------------------------------------
             Home Improvement Retail -- 2.4%
   384,750   The Home Depot, Inc.                                        $   26,847,855
                                                                         --------------
             Total Retailing                                             $   64,717,169
---------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 3.4%
             Drug Retail -- 3.4%
   672,130   CVS Caremark Corp.                                          $   36,960,429
                                                                         --------------
             Total Food & Staples Retailing                              $   36,960,429
---------------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 9.0%
             Soft Drinks -- 4.9%
   100,580   Fomento Economico Mexicano SAB de CV (A.D.R.)               $   11,415,830
 1,025,800   The Coca-Cola Co.                                               41,483,352
                                                                         --------------
                                                                         $   52,899,182
---------------------------------------------------------------------------------------
             Tobacco -- 4.1%
   483,080   Philip Morris International, Inc.                           $   44,786,347
                                                                         --------------
             Total Food, Beverage & Tobacco                              $   97,685,529
---------------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 3.1%
             Household Products -- 3.1%
   162,900   Colgate-Palmolive Co.                                       $   19,227,087
   192,620   The Procter & Gamble Co.                                        14,843,297
                                                                         --------------
                                                                         $   34,070,384
                                                                         --------------
             Total Household & Personal Products                         $   34,070,384
---------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 7.1%
             Health Care Equipment -- 2.8%
   447,190   Covidien Plc                                                $   30,337,370
---------------------------------------------------------------------------------------
             Health Care Services -- 4.3%
   290,220   DaVita HealthCare Partners, Inc.*                           $   34,417,190
   227,210   Express Scripts Holding Co.*                                    13,098,656
                                                                         --------------
                                                                         $   47,515,846
                                                                         --------------
             Total Health Care Equipment & Services                      $   77,853,216
---------------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 9.7%
             Biotechnology -- 3.3%
   237,156   Celgene Corp.*                                              $   27,488,752
   150,400   Vertex Pharmaceuticals, Inc.*                                    8,268,992
                                                                         --------------
                                                                         $   35,757,744
---------------------------------------------------------------------------------------
             Pharmaceuticals -- 3.2%
   315,930   Allergan, Inc.                                              $   35,267,266
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
             Life Sciences Tools & Services -- 3.2%
   453,880   Thermo Fisher Scientific, Inc.                              $   34,717,281
                                                                         --------------
             Total Pharmaceuticals, Biotechnology & Life Sciences        $  105,742,291
---------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 1.6%
             Specialized Finance -- 1.6%
   104,845   IntercontinentalExchange, Inc.*                             $   17,097,074
                                                                         --------------
             Total Diversified Financials                                $   17,097,074
---------------------------------------------------------------------------------------
             INSURANCE -- 0.8%
             Property & Casualty Insurance -- 0.8%
   325,680   The Progressive Corp.                                       $    8,229,934
                                                                         --------------
             Total Insurance                                             $    8,229,934
---------------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 17.8%
             Internet Software & Services -- 4.8%
    65,800   Google, Inc.*                                               $   52,247,174
---------------------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 4.9%
    99,120   Mastercard, Inc.                                            $   53,636,806
---------------------------------------------------------------------------------------
             Systems Software -- 8.1%
 1,766,670   Microsoft Corp.                                             $   50,544,429
 1,166,520   Oracle Corp.                                                    37,725,257
                                                                         --------------
                                                                         $   88,269,686
                                                                         --------------
             Total Software & Services                                   $  194,153,666
---------------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 9.1%
             Communications Equipment -- 3.0%
   482,070   Qualcomm, Inc.                                              $   32,274,586
---------------------------------------------------------------------------------------
             Computer Hardware -- 6.1%
   151,265   Apple, Inc.                                                 $   66,954,427
                                                                         --------------
             Total Technology Hardware & Equipment                       $   99,229,013
---------------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.7%
             Semiconductors -- 3.7%
   236,000   Analog Devices, Inc.                                        $   10,971,640
   370,250   Maxim Integrated Products, Inc.                                 12,088,662
   462,480   Xilinx, Inc.                                                    17,652,862
                                                                         --------------
                                                                         $   40,713,164
                                                                         --------------
             Total Semiconductors & Semiconductor Equipment              $   40,713,164
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $822,473,878)                                         $1,070,499,568
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 23

---------------------------------------------------------------------------------------
Principal
Amount ($)                                                               Value
---------------------------------------------------------------------------------------
             TEMPORARY CASH INVESTMENTS -- 0.9%
             Repurchase Agreement -- 0.9%
10,000,000   Bank of Nova Scotia, Inc., 0.19%, dated 3/28/13,
             repurchase price of $10,000,000 plus accrued
             interest on 4/1/13 collateralized by $10,200,054
             Federal National Mortgage Association,
             3.0-3.5%, 8/1/42-12-1-42                                    $   10,000,000
---------------------------------------------------------------------------------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $10,000,000)                                          $   10,000,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.1%
             (Cost $832,473,878) (a)                                     $1,080,499,568
---------------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.9%                          $    9,525,253
---------------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                                  $1,090,024,821
=======================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At March 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $834,563,689 was as follows:

             Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                     $ 249,960,008
             Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                        (4,024,129)
                                                                                    -------------
             Net unrealized appreciation                                            $ 245,935,879
                                                                                    =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2013 aggregated $466,626,045 and $257,226,695, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

The following is a summary of the inputs used as of March 31, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                       Level 1          Level 2         Level 3   Total
--------------------------------------------------------------------------------
Common Stocks          $1,070,499,568   $        --     $ --      $1,070,499,568
Repurchase Agreement               --    10,000,000       --          10,000,000
--------------------------------------------------------------------------------
Total                  $1,070,499,568   $10,000,000     $ --      $1,080,499,568
================================================================================

During the year ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 25

Statement of Assets and Liabilities | 3/31/13

ASSETS:
  Investment in securities (cost $832,473,878)                    $1,080,499,568
  Cash                                                                26,825,696
  Receivables --
     Investment securities sold                                       10,400,362
     Fund shares sold                                                  5,383,672
     Dividends and interest                                            1,016,051
     Due from Pioneer Investment Management, Inc.                        306,791
  Other                                                                   54,498
--------------------------------------------------------------------------------
        Total assets                                              $1,124,486,638
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $   27,199,150
     Fund shares repurchased                                           6,912,756
  Due to affiliates                                                      201,897
  Accrued expenses                                                       148,014
--------------------------------------------------------------------------------
        Total liabilities                                         $   34,461,817
================================================================================
NET ASSETS:
  Paid-in capital                                                 $  816,411,684
  Undistributed net investment income                                  1,210,759
  Accumulated net realized gain on investments                        24,376,688
  Net unrealized appreciation on investments                         248,025,690
--------------------------------------------------------------------------------
        Total net assets                                          $1,090,024,821
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $436,681,995/30,474,061 shares)               $        14.33
  Class B (based on $3,128,471/232,682 shares)                    $        13.45
  Class C (based on $89,298,600/6,589,394 shares)                 $        13.55
  Class K (based on $10,693/748 shares)                           $        14.30
  Class R (based on $2,436,748/171,008 shares)                    $        14.25
  Class Y (based on $558,383,049/38,759,051 shares)               $        14.41
  Class Z (based on $85,265/5,955 shares)                         $        14.32
MAXIMUM OFFERING PRICE:
  Class A ($14.33 (divided by) 94.25%)                            $        15.20
================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Statement of Operations

For the Year Ended 3/31/13


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,822)          $ 15,639,310
  Interest                                                            31,563
--------------------------------------------------------------------------------------------
        Total investment income                                                $ 15,670,873
============================================================================================
EXPENSES:
  Management fees                                               $  6,151,626
  Transfer agent fees
     Class A                                                         240,472
     Class B                                                          11,472
     Class C                                                          34,898
     Class R                                                             464
     Class Y                                                          10,102
     Class Z                                                              85
  Distribution fees
     Class A                                                         941,095
     Class B                                                          30,623
     Class C                                                         565,651
     Class R                                                           2,613
  Shareholder communications expense                               1,028,000
  Administrative reimbursements                                      281,328
  Custodian fees                                                      27,962
  Registration fees                                                  225,949
  Professional fees                                                  121,261
  Printing expense                                                    78,088
  Fees and expenses of nonaffiliated Trustees                         36,080
  Miscellaneous                                                       47,378
--------------------------------------------------------------------------------------------
     Total expenses                                                            $  9,835,147
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                     (411,640)
--------------------------------------------------------------------------------------------
     Net expenses                                                              $  9,423,507
--------------------------------------------------------------------------------------------
        Net investment income                                                  $  6,247,366
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND CLASS ACTIONS:
  Net realized gain on:
     Investments                                                $ 25,554,635
     Class actions                                                    20,775   $ 25,575,410
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                         $ 70,664,284
--------------------------------------------------------------------------------------------
  Net gain on investments                                                      $ 96,239,694
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                         $102,487,060
============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 27

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                  Year Ended         Year Ended
                                                                   3/31/13            3/31/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $    6,247,366      $   2,075,948
Net realized gain on investments and class actions                  25,575,410         13,832,845
Change in net unrealized appreciation on investments                70,664,284         69,418,797
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations       $  102,487,060      $  85,327,590
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.06 and $0.03 per share, respectively)          $   (1,650,780)     $    (487,169)
     Class C ($0.01 and $0.00 per share, respectively)                 (41,357)                --
     Class K ($0.10 and $0.00 per share, respectively)                     (75)                --
     Class R ($0.09 and $0.00 per share, respectively)                  (5,884)                --
     Class Y ($0.10 and $0.07 per share, respectively)              (3,985,154)        (1,318,638)
     Class Z ($0.10 and $0.00 per share, respectively)                    (556)                --
Net realized gain:
     Class A ($0.11 and $0.30 per share, respectively)              (2,968,572)        (4,746,151)
     Class B ($0.11 and $0.30 per share, respectively)                 (24,208)           (87,881)
     Class C ($0.11 and $0.30 per share, respectively)                (532,125)          (539,842)
     Class R ($0.11 and $0.00 per share, respectively)                  (1,919)                --
     Class Y ($0.11 and $0.30 per share, respectively)              (4,331,818)        (5,958,549)
     Class Z ($0.11 and $0.00 per share, respectively)                    (154)                --
--------------------------------------------------------------------------------------------------
        Total distributions to shareowners                      $  (13,542,602)     $ (13,138,230)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  598,340,916      $ 432,147,397
Reinvestment of distributions                                       12,336,661          8,177,366
Cost of shares repurchased                                        (397,360,188)       (93,643,390)
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
        from Fund share transactions                            $  213,317,389      $ 346,681,373
--------------------------------------------------------------------------------------------------
     Net increase in net assets                                 $  302,261,847      $ 418,870,733
NET ASSETS:
Beginning of year                                                  787,762,974        368,892,241
--------------------------------------------------------------------------------------------------
End of year                                                     $1,090,024,821      $ 787,762,974
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    1,210,759      $     647,199
==================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                  '13 Shares     '13 Amount        '12 Shares   '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                        17,626,103    $ 234,747,570     19,396,234   $   234,741,946
Reinvestment of distributions         336,370        4,440,108        418,234         4,691,030
Less shares repurchased           (13,717,812)    (181,951,822)    (3,982,787)      (47,524,046)
------------------------------------------------------------------------------------------------
      Net increase                  4,244,661    $  57,235,856     15,831,681   $   191,908,930
================================================================================================
Class B
Shares sold or exchanged               76,913    $     971,467        100,515   $     1,125,814
Reinvestment of distributions           1,784           22,092          7,205            76,090
Less shares repurchased              (118,631)      (1,480,233)      (191,777)       (2,156,277)
------------------------------------------------------------------------------------------------
      Net decrease                    (39,934)   $    (486,674)       (84,057)  $      (954,373)
================================================================================================
Class C
Shares sold                         4,626,989    $  58,688,461      1,692,846   $    19,363,891
Reinvestment of distributions          37,216          464,180         39,795           422,711
Less shares repurchased              (769,831)      (9,743,291)      (373,086)       (4,218,195)
------------------------------------------------------------------------------------------------
      Net increase                  3,894,374    $  49,409,350      1,359,555   $    15,568,407
================================================================================================
Class K*
Shares sold                               748    $      10,000             --   $            --
Reinvestment of distributions              --               --             --                --
Less shares repurchased                    --               --             --                --
------------------------------------------------------------------------------------------------
      Net increase                        748    $      10,000             --   $            --
================================================================================================
Class R**
Shares sold                           181,346    $   2,466,995             --   $            --
Reinvestment of distributions             473            6,220             --                --
Less shares repurchased               (10,811)        (151,184)            --                --
------------------------------------------------------------------------------------------------
      Net increase                    171,008    $   2,322,031             --   $            --
================================================================================================
Class Y
Shares sold                        22,663,768    $ 301,376,832     14,339,090   $   176,915,746
Reinvestment of distributions         557,257        7,403,503        263,491         2,987,535
Less shares repurchased           (14,798,807)    (204,032,532)    (3,283,465)      (39,744,872)
------------------------------------------------------------------------------------------------
      Net increase                  8,422,218    $ 104,747,803     11,319,116   $   140,158,409
================================================================================================
Class Z**
Shares sold                             5,992    $      79,591             --   $            --
Reinvestment of distributions              42              558             --                --
Less shares repurchased                   (79)          (1,126)            --                --
------------------------------------------------------------------------------------------------
      Net increase                      5,955    $      79,023             --   $            --
================================================================================================

*   Class K shares were first publicly offered on December 20, 2012.

**  Class R and Class Z shares were first publicly offered on April 2, 2012.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 29

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                                         Year       Year       Year       Year        Year
                                                                         Ended      Ended      Ended      Ended       Ended
                                                                         3/31/13    3/31/12    3/31/11    3/31/10     3/31/09
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                     $  13.23   $  11.86   $  10.96   $   8.25    $ 11.32
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                                 $   0.07   $   0.02   $   0.03   $   0.02    $  0.01
   Net realized and unrealized gain (loss) on investments                    1.20       1.68       1.17       3.29      (3.06)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations         $   1.27   $   1.70   $   1.20   $   3.31    $ (3.05)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                    (0.06)     (0.03)     (0.02)     (0.02)        --
   Net realized gain                                                        (0.11)     (0.30)     (0.28)     (0.58)     (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $   1.10   $   1.37   $   0.90   $   2.71    $ (3.07)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  14.33   $  13.23   $  11.86   $  10.96    $  8.25
===============================================================================================================================
Total return*                                                                9.64%     14.84%     11.23%     40.50%    (26.95)%
Ratio of net expenses to average net assets+                                 1.09%      1.19%      1.25%      1.25%      1.25%
Ratio of net investment income to average net assets+                        0.54%      0.28%      0.25%      0.14%      0.24%
Portfolio turnover rate                                                        28%        16%        18%        45%        27%
Net assets, end of period (in thousands)                                 $436,682   $346,987   $123,305   $117,218    $ 6,720
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                            1.20%      1.19%      1.28%      1.47%      3.94%
   Net investment income (loss)                                              0.43%      0.28%      0.22%     (0.07)%    (2.45)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
   Net expenses                                                              1.09%      1.19%      1.25%      1.25%      1.25%
   Net investment income                                                     0.54%      0.28%      0.25%      0.14%      0.24%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year         Year       Year         Year         Year
                                                                         Ended        Ended      Ended        Ended        Ended
                                                                         3/31/13      3/31/12    3/31/11      3/31/10      3/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                     $ 12.50      $ 11.30    $ 10.53      $  8.01      $ 11.09
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                                   $ (0.07)(a)  $ (0.09)   $ (0.07)(a)  $ (0.05)(a)  $ (0.04)
   Net realized and unrealized gain (loss) on investments                   1.13         1.59       1.12         3.15        (3.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations         $  1.06      $  1.50    $  1.05      $  3.10      $ (3.06)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                       (0.11)       (0.30)     (0.28)       (0.58)       (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.95      $  1.20    $  0.77      $  2.52      $ (3.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 13.45      $ 12.50    $ 11.30      $ 10.53      $  8.01
====================================================================================================================================
Total return*                                                               8.51%(b)    13.77%     10.26%       39.09%      (27.60)%
Ratio of net expenses to average net assets+                                2.15%        2.15%      2.15%        2.15%        2.16%
Ratio of net investment income to average net assets+                      (0.53)%      (0.71)%    (0.65)%      (0.71)%      (0.67)%
Portfolio turnover rate                                                       28%          16%        18%          45%          27%
Net assets, end of period (in thousands)                                 $ 3,128      $ 3,407    $ 4,029      $ 4,114      $ 1,169
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                           2.26%        2.29%      1.28%        2.53%        4.85%
   Net investment loss                                                     (0.64)%      (0.85)%    (0.73)%      (1.09)%      (3.36)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
   Net expenses                                                             2.15%        2.15%      2.15%        2.15%        2.15%
   Net investment loss                                                     (0.53)%      (0.71)%    (0.65)%      (0.71)%      (0.66)%
====================================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

(b) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.47%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year         Year       Year         Year         Year
                                                                         Ended        Ended      Ended        Ended        Ended
                                                                         3/31/13      3/31/12    3/31/11      3/31/10      3/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                     $ 12.57      $ 11.34    $ 10.56      $  8.02      $ 11.09
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                                   $ (0.02)(a)  $ (0.04)   $ (0.05)(a)  $ (0.04)(a)  $ (0.02)
   Net realized and unrealized gain (loss) on investments                   1.12         1.57       1.11         3.16        (3.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations         $  1.10      $  1.53    $  1.06      $  3.12      $ (3.05)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                   (0.01)          --         --           --           --
   Net realized gain                                                       (0.11)       (0.30)     (0.28)       (0.58)       (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.98      $  1.23    $  0.78      $  2.54      $ (3.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 13.55      $ 12.57    $ 11.34      $ 10.56      $  8.02
====================================================================================================================================
Total return*                                                               8.77%       13.98%     10.33%       39.29%      (27.51)%
Ratio of net expenses to average net assets+                                1.91%        1.96%      2.03%        2.15%        2.15%
Ratio of net investment loss to average net assets+                        (0.23)%      (0.50)%    (0.52)%      (0.72)%      (0.65)%
Portfolio turnover rate                                                       28%          16%        18%          45%          27%
Net assets, end of period (in thousands)                                 $89,299      $33,880    $15,149      $11,331      $ 1,187
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                           1.91%        1.96%      2.03%        2.31%        4.95%
   Net investment income (loss)                                            (0.23)%      (0.50)%    (0.52)%      (0.88)%      (3.45)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
   Net expenses                                                             1.91%        1.96%      2.03%        2.15%        2.15%
   Net investment income                                                   (0.23)%      (0.50)%    (0.52)%      (0.72)%      (0.65)%
====================================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating fair values of the investments of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

--------------------------------------------------------------------------------------
                                                                          12/20/12 (a)
                                                                          to 3/31/13
--------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                     $13.37
--------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                  $ 0.03
  Net realized and unrealized gain on investments                          1.00
--------------------------------------------------------------------------------------
Net increase in net assets from investment operations                    $ 1.03
--------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                   (0.10)
--------------------------------------------------------------------------------------
Net increase in net asset value                                          $ 0.93
--------------------------------------------------------------------------------------
Net asset value, end of period                                           $14.30
======================================================================================
Total return*                                                              7.77%(b)(c)
Ratio of net expenses to average net assets+                               0.77%**
Ratio of net investment income to average net assets+                      0.77%**
Portfolio turnover rate                                                      28%**
Net assets, end of period (in thousands)                                 $   11
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                           0.77%**
  Net investment income                                                    0.77%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                             0.77%**
  Net investment income                                                    0.77%**
======================================================================================

(a) Class K shares were first publicly offered on December 20, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(c) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 33

--------------------------------------------------------------------------------------
                                                                          4/2/12 (a)
                                                                          to 3/31/13
--------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                     $13.34
--------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                                 $ 0.06
   Net realized and unrealized gain on investments                         1.05
--------------------------------------------------------------------------------------
Net increase in net assets from investment operations                    $ 1.11
--------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  (0.09)
   Net realized gain                                                      (0.11)
--------------------------------------------------------------------------------------
Net increase in net asset value                                          $ 0.91
--------------------------------------------------------------------------------------
Net asset value, end of period                                           $14.25
======================================================================================
Total return*                                                              8.42%(b)(c)
Ratio of net expenses to average net assets+                               1.40%**
Ratio of net investment income to average net assets+                      0.27%**
Portfolio turnover rate                                                      28%**
Net assets, end of period (in thousands)                                 $2,437
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          1.45%**
   Net investment income                                                   0.21%**
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                            1.40%**
   Net investment income                                                   0.27%**
======================================================================================

(a) Class R shares were first publicly offered on April 2, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(c) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------------------
                                                                         Year          Year       Year
                                                                         Ended         Ended      Ended      4/8/09 (a)
                                                                         3/31/13       3/31/12    3/31/11    to 3/31/10
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                     $  13.30      $  11.91   $  10.99   $   8.40
-------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment loss                                                   $   0.10      $   0.07   $   0.08   $   0.03
   Net realized and unrealized gain on investments                           1.22          1.69       1.19       3.17
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                    $   1.32      $   1.76   $   1.27   $   3.20
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                    (0.10)        (0.07)     (0.07)     (0.03)
   Net realized gain                                                        (0.11)        (0.30)     (0.28)     (0.58)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                          $   1.11      $   1.39   $   0.92   $   2.59
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  14.41      $  13.30   $  11.91   $  10.99
=========================================================================================================================
Total return*                                                                9.99%(c)     15.29%     11.84%     38.49%(b)
Ratio of net expenses to average net assets+                                 0.81%         0.78%      0.78%      0.89%**
Ratio of net investment income to average net assets+                        0.85%         0.67%      0.72%      0.46%**
Portfolio turnover rate                                                        28%           16%        18%        45%(b)
Net assets, end of period (in thousands)                                 $558,383      $403,490   $226,409   $238,017
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reductions for fees paid indirectly:
   Total expenses                                                            0.81%         0.78%      0.78%      0.97%**
   Net investment income                                                     0.85%         0.67%      0.72%      0.38%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reductions for fees paid indirectly:
   Net expenses                                                              0.81%         0.78%      0.78%      0.89%**
   Net investment income                                                     0.85%         0.67%      0.72%      0.46%**
=========================================================================================================================

(a) Class Y shares were first publicly offered on April 8, 2009.

(b) Not annualized.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 35

--------------------------------------------------------------------------------
                                                                   4/2/12 (a)
                                                                   to 3/31/13
--------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                               $13.34
--------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                           $ 0.05
   Net realized and unrealized gain on investments                   1.14
--------------------------------------------------------------------------------
Net increase in net assets from investment operations              $ 1.19
--------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.10)
   Net realized gain                                                (0.11)
--------------------------------------------------------------------------------
Net increase in net asset value                                    $ 0.98
--------------------------------------------------------------------------------
Net asset value, end of period                                     $14.32
================================================================================
Total return*                                                        9.00%(b)(c)
Ratio of net expenses to average net assets+                         0.90%**
Ratio of net investment income to average net assets+                0.73%**
Portfolio turnover rate                                                28%**
Net assets, end of period (in thousands)                           $   85
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.04%**
   Net investment income                                             0.59%**
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                      0.90%**
   Net investment income                                             0.73%**
================================================================================

(a) Class Z shares were first publicly offered on April 2, 2012.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.99%.

(c) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Notes to Financial Statements | 3/31/13

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers seven classes of shares designated as Class A, Class B, Class C, Class K, Class R, Class Y and Class Z shares. Class Y shares were first publicly offered on April 8, 2009. Class R and Class Z shares were first publicly offered on April 2, 2012. Class K shares were first publicly offered on December 20, 2012. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K, Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 37

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At March 31, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                       2013                2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $ 5,683,806         $ 1,805,807
    Long-term capital gain                        7,858,796          11,332,423
    ----------------------------------------------------------------------------
       Total                                    $13,542,602         $13,138,230
    ============================================================================

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 39

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  1,210,759
    Undistributed long-term gain                                     26,466,499
    Net unrealized appreciation                                     245,935,879
    ----------------------------------------------------------------------------
       Total                                                       $273,613,137
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $142,708 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended March 31, 2013, the Fund recognized gains of $20,775 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.  Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended March 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.09%, 2.15%, 2.15%, 1.40% and 0.90% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class Z shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended March 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 41

Prior to August 1, 2012, PIM contractually agreed to limit ordinary operating expenses of Class A shares to 1.25% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $112,783 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $  575,558
 Class B                                                                   4,582
 Class C                                                                  60,595
 Class R                                                                     350
 Class Y                                                                 386,909
 Class Z                                                                       6
--------------------------------------------------------------------------------
   Total                                                              $1,028,000
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $61,519 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2013.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,595 in distribution fees payable to PFD at March 31, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge
(CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2013, CDSCs in the amount of $39,947 were paid to PFD.

5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2013, the Fund's expenses were not reduced under such arrangements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 43

6.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2013, the Fund had no borrowings under the credit facility.

44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fundamental Growth Fund (one of the portfolios constituting Pioneer Series Trust X (the "Trust")) as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 28, 2013

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 45

ADDITIONAL INFORMATION (unaudited)

For the year ended March 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 47

PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one and five year periods ended June 30, 2012, and in the second quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion.
The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 49

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 51

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Trustee since 2006.         Chairman and Chief Executive Officer,      Director, Broadridge
Chairman of the Board and     Serves until a successor    Quadriserv, Inc. (technology products      Financial Solutions, Inc.
Trustee                       trustee is elected or       for securities lending industry) (2008 -   (investor communications and
                              earlier retirement or       present); private investor (2004 -         securities processing
                              removal.                    2008); and Senior Executive Vice           provider for financial
                                                          President, The Bank of New York            services industry) (2009 -
                                                          (financial and securities services)        present); Director,
                                                          (1986 - 2004)                              Quadriserv, Inc. (2005 -
                                                                                                     present); and Commissioner,
                                                                                                     New Jersey State Civil
                                                                                                     Service Commission (2011 -
                                                                                                     present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)            Trustee since 2005.         Managing Partner, Federal City Capital     Director of Enterprise
Trustee                       Serves until a successor    Advisors (corporate advisory services      Community Investment, Inc.
                              trustee is elected or       company) (1997 - 2004 and 2008 -           (privately-held affordable
                              earlier retirement or       present); Interim Chief Executive          housing finance company)
                              removal.                    Officer, Oxford Analytica, Inc.            (1985 - 2010); Director of
                                                          (privately held research and consulting    Oxford Analytica, Inc. (2008
                                                          company) (2010); Executive Vice            - present); Director of The
                                                          President and Chief Financial Officer,     Swiss Helvetia Fund, Inc.
                                                          I-trax, Inc. (publicly traded health       (closed-end fund) (2010 -
                                                          care services company) (2004 - 2007);      present); and Director of
                                                          and Executive Vice President and Chief     New York Mortgage Trust
                                                          Financial Officer, Pedestal Inc.           (publicly traded mortgage
                                                          (internet-based mortgage trading           REIT) (2004 - 2009, 2012 -
                                                          company) (2000 - 2002)                     present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Trustee since 2008.         William Joseph Maier Professor of          Trustee, Mellon
Trustee                       Serves until a successor    Political Economy, Harvard University      Institutional Funds
                              trustee is elected or       (1972 - present)                           Investment Trust and Mellon
                              earlier retirement or                                                  Institutional Funds Master
                              removal.                                                               Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 2002.         Founding Director, Vice President and      None
Trustee                       Serves until a successor    Corporate Secretary, The Winthrop Group,
                              trustee is elected or       Inc. (consulting firm) (1982-present);
                              earlier retirement or       Desautels Faculty of Management, McGill
                              removal.                    University (1999 - present); and Manager
                                                          of Research Operations and
                                                          Organizational Learning, Xerox PARC,
                                                          Xerox's advance research center
                                                          (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 2002.         President and Chief Executive Officer,     Director of New America High
Trustee                       Serves until a successor    Newbury, Piret & Company, Inc.             Income Fund, Inc.
                              trustee is elected or       (investment banking firm) (1981 -          (closed-end investment
                              earlier retirement or       present)                                   company) (2004 - present);
                              removal.                                                               and member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute (2000 -
                                                                                                     2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Trustee since 2002.         Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss Helvetia
Trustee                       Serves until a successor    (law firm) (1998 - present); and           Fund, Inc. (closed-end
                              trustee is elected or       Partner, Sullivan & Cromwell LLP (prior    investment company); and
                              earlier retirement or       to 1998)                                   Director, Invesco, Ltd.
                              removal.                                                               (formerly AMVESCAP PLC)
                                                                                                     (investment manager)
                                                                                                     (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 53

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 2002.         Non-Executive Chairman and a director of   None
Trustee, President and        Serves until a successor    Pioneer Investment Management USA Inc.
Chief Executive Officer of    trustee is elected or       ("PIM-USA"); Chairman and a director of
the Fund                      earlier retirement or       Pioneer; Chairman and Director of
                              removal.                    Pioneer Institutional Asset Management,
                                                          Inc. (since 2006); Director of Pioneer
                                                          Alternative Investment Management
                                                          Limited (Dublin) (until October 2011);
                                                          President and a director of Pioneer
                                                          Alternative Investment Management
                                                          (Bermuda) Limited and affiliated funds;
                                                          Deputy Chairman and a director of
                                                          Pioneer Global Asset Management S.p.A.
                                                          ("PGAM") (until April 2010); Director of
                                                          Nano-C, Inc. (since 2003); Director of
                                                          Cole Management Inc. (2004 - 2011);
                                                          Director of Fiduciary Counseling, Inc.
                                                          (until December 2011); President of all
                                                          of the Pioneer Funds; and Retired
                                                          Partner, Wilmer Cutler Pickering Hale
                                                          and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Trustee since 2007.         Director, CEO and President of PIM-USA     None
Trustee and Executive Vice    Serves until a successor    (since February 2007); Director and
President                     trustee is elected or       President of Pioneer and Pioneer
                              earlier retirement or       Institutional Asset Management, Inc.
                              removal.                    (since February 2007); Executive Vice
                                                          President of all of the Pioneer Funds
                                                          (since March 2007); Director of PGAM
                                                          (2007 - 2010); Head of New Europe
                                                          Division, PGAM (2000 - 2005); Head of
                                                          New Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

54 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)    Since 2003. Serves at the   Vice President and Associate General       None
Secretary                     discretion of the Board.    Counsel of Pioneer since January 2008
                                                          and Secretary of all of the Pioneer
                                                          Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds
                                                          from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)        Since 2010. Serves at the   Fund Governance Director of Pioneer        None
Assistant Secretary           discretion of the Board.    since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Pioneer from December 2003 to November
                                                          2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at the   Counsel of Pioneer since June 2007 and     None
Assistant Secretary           discretion of the Board.    Assistant Secretary of all the Pioneer
                                                          Funds since June 2010; and Vice
                                                          President and Counsel at State Street
                                                          Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at the   Vice President - Fund Treasury of          None
Treasurer and Chief           discretion of the Board.    Pioneer; Treasurer of all of the Pioneer
Financial and Accounting                                  Funds since March 2008; Deputy Treasurer
Officer of the Fund                                       of Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of all of
                                                          the Pioneer Funds from March 2004 to
                                                          February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2002. Serves at the   Assistant Vice President - Fund Treasury   None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2002. Serves at the   Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 55

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at the   Fund Administration Manager - Fund         None
Assistant Treasurer          discretion of the Board.    Treasury of Pioneer since November 2008;
                                                         Assistant Treasurer of all of the
                                                         Pioneer Funds since January 2009; and
                                                         Client Service Manager - Institutional
                                                         Investor Services at State Street Bank
                                                         from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at the   Chief Compliance Officer of Pioneer and    None
Chief Compliance Officer     discretion of the Board.    of all the Pioneer Funds since March
                                                         2010; Director of Adviser and Portfolio
                                                         Compliance at Pioneer since October
                                                         2005; and Senior Compliance Officer for
                                                         Columbia Management Advisers, Inc. from
                                                         October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2006. Serves at the   Director--Transfer Agency Compliance of     None
Anti-Money Laundering        discretion of the Board.    Pioneer and Anti-Money Laundering
Officer                                                  Officer of all the Pioneer Funds since
                                                         2006
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

                           This page for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 57

                          This page for your notes.

58 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

                           This page for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/13 59

                           This page for your notes.

60 Pioneer Fundamental Growth Fund | Annual Report | 3/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19341-07-0513


                     Pioneer Multi-Asset
                     Ultrashort Income Fund

                     (Formerly known as Pioneer Multi-Asset Floating Rate Fund)*

--------------------------------------------------------------------------------
                     Annual Report | March 31, 2013
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A   MAFRX
                     Class C   MCFRX
                     Class K   MAUKX**
                     Class Y   MYFRX

                     *Effective June 30, 2012, Pioneer Multi-Asset Floating Rate Fund was renamed Pioneer Multi-Asset Ultrashort Income Fund.

                     **Share class was first publicly offered on December 20, 2012.

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          87

Notes to Financial Statements                                                 95

Report of Independent Registered Public Accounting Firm                      104

Approval of Investment Advisory Agreement                                    105

Trustees, Officers and Service Providers                                     109

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*   Dividends are not guaranteed.

2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 3

Portfolio Management Discussion | 3/31/13

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the market environment and the factors that influ-enced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the 12-month period ended March 31, 2013. Mr. Melchreit, a vice president and portfolio manager at Pioneer, Mr. Roman, a vice president and portfolio manager at Pioneer, and Mr. Sharkey, a vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would describe the market environment for fixed-income investors during the 12 months ended March 31, 2013?

A For most of the period, credit-sensitive sectors continued to benefit from the Federal Reserve Board's (the Fed's) policies, which in effect have forced investors seeking any kind of reasonable return to assume a degree of risk. Early in the period, during the spring and early summer of 2012, the flight-to-credit trend was somewhat mitigated by headlines coming out of Europe that called into question the future of the euro currency. Negotiations over a rescue of Greece vacillated between stalemate and grudging progress, while borrowing costs for the governments of larger economies such as Spain and Italy rose alarmingly. Elsewhere, economic growth in China continued to slow, while in the United States most economic indicators deteriorated and consensus growth estimates were lowered.

    As the period progressed, however, markets began to focus more on positive developments in the United States. U.S. housing data increasingly confirmed that prices had bottomed out and were even beginning to rise. In addition, with employment data continuing to disappoint, markets anticipated that the Fed would announce further bond purchases under a third round of quantitative easing ("QE3"). In September, the Fed met this expectation by announcing QE3, which involved purchases of agency mortgage-backed securities in the open market. At the same time, the Fed extended its commitment to keeping short-term rates at extraordinarily low levels, likely through 2015. The prospect of a new round of Fed support for the economy, along with a prolonged environment of low returns on risk-free assets, further strengthened investors' interest in credit-sensitive sectors.

    As November 2012 approached, the impending U.S. Presidential election and its potential implications for resolving the stalemate over the country's budgetary dilemma began to unsettle the markets. After the election, however, with the makeup of the government basically reverting to the

4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 pre-election status quo, the so-called "fiscal cliff " scenario was, ultimately, averted, and risk sentiment in the markets resumed a positive tone in January of 2013. The positive sentiment was supported by continued improvements in U.S. auto and housing data as well as indications that economic growth in China would remain at levels sufficient to meaningfully bolster the overall global outlook.

    Interest rates began the 12-month period at extraordinarily low levels, and finished even lower. For the full 12-month period ended March 31, 2013, rates fell along the length of the Treasury yield curve. Specifically, the two-year Treasury yield went from 0.33% to 0.25% between April 1, 2012, and March 31, 2013; the five-year yield went from 1.04% to 0.77%; the 10-year yield went from 2.23% to 1.87%; and the 30-year yield went from 3.35% to 3.10%. Most credit spreads narrowed over the period as well, as investors continued to seek alternatives to the very low yields available among Treasury investments (credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities). While the three-month London Interbank Offered Rate (LIBOR) fluctuated along with developments in the European debt crisis, it still remained at very low levels throughout the period.

Q How did the Fund perform in that environment during the 12 months ended March 31, 2013?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 2.14% at net asset value during the 12 months ended March 31, 2013, while the Fund's benchmark, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index (the BofA ML Index), returned 0.43%. During the same 12-month period, the average return of the 92 mutual funds in Lipper's Ultra-Short Obligations Funds category was 1.18%.

Q Can you review the Fund's principal investment strategies during the 12 months ended March 31, 2013?

A We continued to maintain a portfolio designed to provide investors with a solid level of income, while providing significant protection of principal in the event of any rise in market interest rates. The strategy entailed investing the Fund in a wide range of mostly high-quality floating-rate securities as well as fixed-rate instruments with very short remaining maturities. As of March 31, 2013, well over 80% of the Fund's assets were held in floating-rate issues with interest rates tied to LIBOR, or fixed-rate issues with less than one year remaining to maturity.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 5

    Unlike many other floating-rate vehicles, the Fund's holdings are focused primarily on investment-grade asset classes. At the same time, we do seek to derive some Fund performance from credit spreads - the incremental yield available from issues that trade at a yield premium to Treasuries. In doing so, we seek at all times to maintain diversified* portfolio exposure to a range of spread sectors. The principal spread sectors currently represented in the Fund include asset-backed securities (ABS), mortgage-backed securities (MBS), both agency and non-agency, and investment-grade corporate bonds. In making purchases, we seek to have the Fund benefit from attractive income opportunities, while minimizing exposure to price volatility by emphasizing shorter remaining maturities.

    As always, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, we continue to maintain significant liquidity in the portfolio, which allows the Fund to meet shareholder redemption requests without forced selling. With Treasury yields at such unattractive levels, we find that some money market instruments such as repurchase agreements provide the Fund with the requisite liquidity and income.

Q Could you discuss how your investment strategies affected the Fund's performance during the 12 months ended March 31, 2013?

A The Fund's credit exposures worked out well over the 12-month period. About half of the Fund's assets were held in securitized sectors, principally high-quality MBS and ABS, and that exposure added the most to the Fund's benchmark-relative performance during the period. The strong income component of the ABS/MBS holdings was combined with price strengthening as credit spreads narrowed. Among the Fund's commercial MBS holdings, we trimmed exposure to fixed-rate assets in favor of floating-rate pools, in order to help protect the portfolio against a rise in prepayment rates. Within the ABS portion of the portfolio, we increased the Fund's exposure to home equity loans, where we have seen reasonable valuations; the home equity holdings benefited during the period from the firming in housing prices.

    Performance relative to the BofA ML Index benchmark also was helped by the Fund's allocation to investment-grade corporates. While our focus has been on the investment-grade sectors, we also include representation from below-investment-grade asset categories in the portfolio, as we believe the incremental income available in that sector provides an attractive tradeoff

    * Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 between risk and reward. In that vein, the Fund has an allocation to leveraged bank loans, whose prices benefited during the period, not only from the positive overall market sentiment with respect to credit sectors, but also from investors who were attracted to the protection the leveraged loans' floating-rate features can provide against future interest-rate increases.

Q   What is your assessment of the current investment climate for the Fund?

A U.S. Treasury securities, in relation to the spread sectors, continue to be an unattractive investment for the Fund, given real yields - or yields after taking inflation into account - that are significantly negative. Despite slowing economic growth in China and some recent softness in key U.S. indicators such as retail sales and employment, we continue to expect economic growth that should be sufficient to support fundamentals in the credit sectors. Given this backdrop, we expect to maintain a portfolio tilt in favor of spread sectors.

    That said, we have seen significant price appreciation and spread narrowing across the credit sectors, and the process of identifying high-quality securities that are trading at attractive valuations is especially labor intensive given recent price strength. We have a strong focus on individual security selection, while being careful not to assume risk for which the Fund is not adequately compensated.

    While the threat of calamity appears to have greatly reduced, we continue to expect that the ever-lingering European sovereign-debt and banking problems will take some time to resolve. With the bulk of the portfolio invested in floating-rate securities with yields tied to LIBOR, we believe it likely that the Fund's income stream will continue to be influenced by developments in Europe. In all environments, we will continue to seek to provide the Fund's shareholders with solid levels of income as well as significant protection against any future rise in market interest rates.

Please refer to the Schedule of Investments on pages 18-86 for a full listing of Fund securities.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 7

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Ultrashort Income ("MAUI") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 9

Portfolio Summary | 3/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        31.3%
Asset Backed Securities                                                    24.5%
U.S. Corporate Bonds                                                       12.5%
U.S. Government Securities                                                  7.6%
Senior Secured Loans                                                        7.0%
International Corporate Bonds                                               6.8%
Temporary Cash Investments                                                  6.6%
Municipal Bonds                                                             3.7%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        40.7%
AA                                                                         14.5%
A                                                                          15.9%
B                                                                           3.3%
BB                                                                          9.5%
BBB                                                                         9.2%
CCC                                                                         0.2%
Cash and equivalents                                                        4.6%
Not Rated                                                                   2.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
-----------------------------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*
  1.  Federal National Mortgage Association, Floating Rate Note, 3/4/14                         1.33%
-----------------------------------------------------------------------------------------------------
  2.  Maryland Health & Higher Educational Facilities Authority, Floating Rate Note, 7/1/36     0.89
-----------------------------------------------------------------------------------------------------
  3.  Loudoun County Industrial Development Authority, Floating Rate Note, 2/15/38              0.57
-----------------------------------------------------------------------------------------------------
  4.  Federal Home Loan Banks, Floating Rate Note, 8/22/13                                      0.57
-----------------------------------------------------------------------------------------------------
  5.  University of Michigan, Floating Rate Note, 12/1/29                                       0.53
-----------------------------------------------------------------------------------------------------
  6.  Connecticut State Health & Educational Facility Authority, Floating Rate Note, 7/1/33     0.51
-----------------------------------------------------------------------------------------------------
  7.  Federal Home Loan Mortgage Corp., Floating Rate Note, 11/18/13                            0.51
-----------------------------------------------------------------------------------------------------
  8.  Federal National Mortgage Association, Floating Rate Note, 8/9/13                         0.50
-----------------------------------------------------------------------------------------------------
  9.  Federal Home Loan Banks, Floating Rate Note, 2/28/14                                      0.50
-----------------------------------------------------------------------------------------------------
 10.  BA Credit Card Trust, Floating Rate Note, 12/15/16                                        0.50
-----------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Prices and Distributions | 3/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       3/31/13                      3/31/12
--------------------------------------------------------------------------------
           A                          $10.08                       $10.02
--------------------------------------------------------------------------------
           C                          $10.07                       $10.02
--------------------------------------------------------------------------------
           Y                          $10.09                       $10.03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       3/31/13                      12/20/12
--------------------------------------------------------------------------------
           K                          $10.08                       $10.09
--------------------------------------------------------------------------------

Distributions per Share: 4/1/12-3/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment         Short-Term          Long-Term
         Class             Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A              $0.1528               $   --              $   --
--------------------------------------------------------------------------------
           C              $0.1102               $   --              $   --
--------------------------------------------------------------------------------
           K              $0.0532               $   --              $   --
--------------------------------------------------------------------------------
           Y              $0.1736               $   --              $   --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 11

Performance Update | 3/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Ultrashort Income Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            Net Asset                Public Offering
Period                      Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                    1.88%                     0.53%
1 Year                      2.14                     -0.45
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                            Gross                    Net
--------------------------------------------------------------------------------
                            1.03%                    0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Multi-Asset      BofA Merrill Lynch U.S.
                            Ultrashort Income Fund   Dollar 3-Month LIBOR Index
4/30/2011                   $   9,750                $  10,000
3/31/2012                   $   9,891                $  10,032
3/31/2013                   $  10,103                $  10,075

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through August 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Performance Update | 3/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Ultrashort Income Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                    1.26%                    1.26%
1 Year                      1.61                     1.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                            Gross                    Net
--------------------------------------------------------------------------------
                            1.37%                    1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Multi-Asset      BofA Merrill Lynch U.S.
                            Ultrashort Income Fund   Dollar 3-Month LIBOR Index
4/30/2011                   $  10,000                $  10,000
3/31/2012                   $  10,082                $  10,032
3/31/2013                   $  10,243                $  10,075

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares purchased prior to July 1, 2012, and held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through August 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 13

Performance Update | 3/31/13                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Ultrashort Income Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                    1.92%                    1.92%
1 Year                      2.20                     2.20
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            0.43%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                            Pioneer Multi-Asset      BofA Merrill Lynch U.S.
                            Ultrashort Income Fund   Dollar 3-Month LIBOR Index
3/31/2012                   $   10,000               $  10,000
3/31/2013                   $   10,148               $  10,032
3/31/2013                   $   10,372               $  10,075

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Performance Update | 3/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Ultrashort Income Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                    2.15%                    2.15%
1 Year                      2.35                     2.35
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                            Gross                    Net
--------------------------------------------------------------------------------
                            0.80%                    0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                            Pioneer Multi-Asset      BofA Merrill Lynch U.S.
                            Ultrashort Income Fund   Dollar 3-Month LIBOR Index
4/30/201                    $  5,000,000             $  5,000,000
3/31/201                    $  5,089,498             $  5,016,143
3/31/201                    $  5,208,889             $  5,037,507

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through August 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from October 1, 2012, through March 31, 2013.

--------------------------------------------------------------------------------
 Share Class                           A           C           K           Y
--------------------------------------------------------------------------------
 Beginning Account Value
 on 10/1/12**                      $1,000.00   $1,000.00   $1,000.00   $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value
 (after expenses)
 on 3/31/13                        $1,006.60   $1,005.14   $1,004.30   $1,007.58
--------------------------------------------------------------------------------
 Expenses Paid During Period*          $3.60       $5.15       $1.48       $2.75
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.72%, 1.03%, 0.53% and 0.55% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (102/365 for Class K shares)(to reflect the one-half year period).

**  12/20/12 for Class K shares.

16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2012, through March 31, 2013.

--------------------------------------------------------------------------------
 Share Class                           A           C           K          Y
--------------------------------------------------------------------------------
 Beginning Account Value
 on 10/1/12**                      $1,000.00   $1,000.00   $1,000.00   $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value
 (after expenses)
 on 3/31/13                        $1,021.34   $1,019.80   $1,012.49   $1,022.19
--------------------------------------------------------------------------------
 Expenses Paid During Period*      $    3.63   $    5.19   $    1.49   $    2.77
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.72%, 1.03%, 0.53% and 0.55% for Class A, Class C, Class K and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (102/365 for Class K shares)(to reflect the one-half year period).

**  12/20/12 for Class K shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 17

Schedule of Investments | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 24.5%
                                           MATERIALS -- 6.9%
                                           Diversified Chemicals -- 0.2%
  3,000,000          0.60         AAA/NR   BMW Floorplan Master Owner Trust,
                                           Floating Rate Note, 9/15/17 (144A)               $    3,008,684
----------------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.1%
    390,622          6.50       BB+/Baa2   ACE Securities Corp Manufactured
                                           Housing Trust Series 2003-MH1, Floating
                                           Rate Note, 8/15/30 (144A)                        $      393,972
    880,728                     BB+/Baa1   Credit-Based Asset Servicing and
                                           Securitization LLC, 5.082%, 4/25/37
                                           (Step)                                                  898,476
    187,423          1.10        BBB+/B2   Salomon Mortgage Loan Trust Series
                                           2001-CB4, Floating Rate Note,
                                           11/25/33                                                174,427
                                                                                            --------------
                                                                                            $    1,466,875
----------------------------------------------------------------------------------------------------------
                                           Steel -- 4.6%
    202,562          2.98       BB+/Caa3   ABFC 2003-WMC1 Trust, Floating Rate
                                           Note, 3/25/33                                    $      180,356
    326,832          0.92      BBB+/Baa3   ABFC 2005-HE2 Trust, Floating Rate
                                           Note, 6/25/35                                           326,528
    887,890          0.51        AAA/Aa3   ABFC 2005-WF1 Trust, Floating Rate
                                           Note, 12/25/34                                          866,009
  1,110,000          0.60       CCC/Baa3   Accredited Mortgage Loan Trust
                                           2005-2, Floating Rate Note, 7/25/35                   1,068,514
  1,604,498          2.00       BBB+/Ba3   ACE Securities Corp Home Equity Loan
                                           Trust Series 2002-HE3, Floating Rate
                                           Note, 10/25/32                                        1,573,444
    462,139          0.67         AA+/A3    ACE Securities Corp Home Equity Loan
                                           Trust Series 2005-HE5, Floating Rate
                                           Note, 8/25/35                                           461,565
     80,316          0.74        BB+/Aa2   Aegis Asset Backed Securities Trust
                                           2004-6, Floating Rate Note, 3/25/35                      80,152
  1,869,032          1.16        AAA/Aaa   Aegis Asset Backed Securities Trust
                                           Mortgage Pass-Through Certificates
                                           Series 2004-2, Floating Rate Note,
                                           6/25/34                                               1,848,899
  1,300,704          0.75        AAA/Aa1   Aegis Asset Backed Securities Trust
                                           Mortgage Pass-Through Certificates
                                           Series 2004-4, Floating Rate Note,
                                           10/25/34                                              1,275,045
  1,242,864          0.40         BB/Ba3   Asset Backed Securities Corp. Home
                                           Equity Loan Trust Series AEG 2006-HE1,
                                           Floating Rate Note, 1/25/36                           1,159,547
  1,489,793          0.61        AAA/Aa1   Bayview Financial Mortgage Pass-Through
                                           Trust 2005-C, Floating Rate Note,
                                           6/28/44                                               1,458,260

The accompanying notes are an integral part of these financial statements.

18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Steel -- (continued)
    467,351          0.50        AAA/Aaa   Bayview Financial Mortgage Pass-Through
                                           Trust 2006-A, Floating Rate Note,
                                           2/28/41                                          $      461,536
  2,345,043          0.50         AA+/A1   Bayview Financial Mortgage Pass-Through
                                           Trust 2006-B, Floating Rate Note,
                                           4/28/36                                               2,254,641
  1,163,265          0.47         AA+/A1   Bayview Financial Mortgage Pass-Through
                                           Trust 2006-B, Floating Rate Note,
                                           4/28/36                                               1,110,313
  1,839,351          0.65         AA/Aa2   Bayview Financial Mortgage Pass-Through
                                           Trust Series 2005-B, Floating Rate Note,
                                           4/28/39                                               1,804,199
  1,851,978          0.70         A+/Ba3   Bear Stearns Asset Backed Securities I
                                           Trust 2005-FR1, Floating Rate Note,
                                           6/25/35                                               1,808,686
  1,105,389          0.70         AA+/NR   Bear Stearns Asset Backed Securities I
                                           Trust 2005-HE8, Floating Rate Note,
                                           8/25/35                                               1,100,314
    300,000          0.61        BBB+/B2   Bear Stearns Asset Backed Securities I
                                           Trust 2006-EC1, Floating Rate Note,
                                           12/25/35                                                285,994
      7,688          0.70         AAA/NR   Bear Stearns Asset Backed Securities
                                           Trust 2004-2, Floating Rate Note,
                                           8/25/34                                                   7,425
  1,288,630          0.33        CCC/Ba1   Bear Stearns Asset Backed Securities
                                           Trust 2006-4, Floating Rate Note,
                                           10/25/36                                              1,266,220
    448,945          1.20         BBB/A1   Bear Stearns Structured Products Trust
                                           2007-EMX1, Floating Rate Note,
                                           3/25/37 (144A)                                          440,939
    361,265          1.55         A+/Ba1   CDC Mortgage Capital Trust 2003-HE1,
                                           Floating Rate Note, 8/25/33                             340,879
     76,520          0.47         AA+/A1   Citigroup Mortgage Loan Trust 2006-HE1,
                                           Floating Rate Note, 1/25/36                              75,287
      1,709                         D/NR   Delta Funding Home Equity Loan Trust
                                           1997-2, 7.04%, 6/25/27                                    1,795
     33,681                        A-/WR   EquiVantage Home Equity Loan Trust
                                           1997-1, 8.05%, 3/25/28 (Step)                            33,250
    262,358          0.60        AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                           Note, 9/25/35                                           255,433
  2,248,113          0.98        AA+/Ba1   GSAA Home Equity Trust 2004-6,
                                           Floating Rate Note, 6/25/34                           2,151,077
    278,324          0.94        AAA/Aa2   GSAA Home Equity Trust 2004-8,
                                           Floating Rate Note, 9/25/34                             273,109
  1,027,685          0.45          B+/B3   GSAA Home Equity Trust 2005-11,
                                           Floating Rate Note, 10/25/35                          1,006,779
  3,404,000          0.67          A+/A3   Home Equity Asset Trust 2005-6, Floating
                                           Rate Note, 12/25/35                                   3,336,237

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 19

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Steel -- (continued)
  2,868,166          0.58        A+/Baa2   Home Equity Asset Trust 2005-7, Floating
                                           Rate Note, 1/25/36                               $    2,764,708
    361,371          0.38        BBB+/A1   Home Equity Asset Trust 2006-3, Floating
                                           Rate Note, 7/25/36                                      359,208
    263,083          0.31        CCC/Ba1   Home Equity Asset Trust 2006-8, Floating
                                           Rate Note, 3/25/37                                      254,964
     57,618          0.31         BBB/A1   Home Equity Asset Trust 2007-2, Floating
                                           Rate Note, 7/25/37                                       57,192
    349,731          0.47          A/Ba1   Home Equity Mortgage Loan Asset-Backed
                                           Trust Series INABS 2005-C, Floating Rate
                                           Note, 10/25/35                                          340,545
    331,016          0.46        AAA/Aaa   HSBC Home Equity Loan Trust 2005-3,
                                           Floating Rate Note, 1/20/35                             327,837
    515,055          0.39        AA+/Aa1   HSBC Home Equity Loan Trust USA
                                           2007-2, Floating Rate Note, 7/20/36                     503,931
    100,000          1.35        AA+/Aaa   HSBC Home Equity Loan Trust USA
                                           2007-3, Floating Rate Note, 11/20/36                     98,541
  2,237,431          1.40         A+/Aa2   HSBC Home Equity Loan Trust USA
                                           2007-3, Floating Rate Note, 11/20/36                  2,240,089
  1,421,842          0.77          AA/A1   Irwin Whole Loan Home Equity Trust
                                           2005-C, Floating Rate Note, 4/25/30                   1,417,528
     31,722          0.94         AAA/A3   IXIS Real Estate Capital Trust 2005-HE1,
                                           Floating Rate Note, 6/25/35                              31,682
     76,412          0.54          BB/A2   IXIS Real Estate Capital Trust 2005-HE4,
                                           Floating Rate Note, 2/25/36                              74,160
  1,797,396          0.42        BB+/Ba1   JP Morgan Mortgage Acquisition Corp
                                           2005-FRE1, Floating Rate Note,
                                           10/25/35                                              1,738,440
    614,872          0.85         AA+/A3   Mastr Asset Backed Securities Trust
                                           2004-HE1, Floating Rate Note, 9/25/34                   611,034
    194,733          0.45        AAA/Aa2   Mastr Asset Backed Securities Trust
                                           2005-FRE1, Floating Rate Note,
                                           10/25/35                                                193,816
  3,368,586          0.43         BB+/A2   Mastr Asset Backed Securities Trust
                                           2006-AB1, Floating Rate Note, 2/25/36                 3,327,193
  4,454,951          0.39          B-/B1   Mastr Asset Backed Securities Trust
                                           2006-NC1, Floating Rate Note, 1/25/36                 4,353,895
  1,017,477          0.94          A/Aa1   Merrill Lynch Mortgage Synthetic,
                                           Floating Rate Note, 6/28/35 (144A)                    1,014,781
    125,624          0.91        AA-/Ba2   Morgan Stanley ABS Capital I Inc Trust
                                           2005-WMC3, Floating Rate Note,
                                           3/25/35                                                 124,851
    115,934          0.52         A+/Ba1   Morgan Stanley Home Equity Loan Trust
                                           2005-4, Floating Rate Note, 9/25/35                     111,387
    315,682          0.72        A-/Baa3   MSDWCC Heloc Trust 2003-2, Floating
                                           Rate Note, 4/25/16                                      313,944
      7,862          0.30         AA+/A2   Nationstar Home Equity Loan Trust
                                           2007-A, Floating Rate Note, 3/25/37                       7,858

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Steel -- (continued)
    250,000          0.35        B-/Caa2   Nationstar Home Equity Loan Trust
                                           2007-A, Floating Rate Note, 3/25/37              $      233,906
  1,778,592          1.33      BBB+/Baa3   New Century Home Equity Loan Trust
                                           Series 2003-4, Floating Rate Note,
                                           10/25/33                                              1,739,434
    780,684          0.46         NR/Aaa   New Century Home Equity Loan Trust
                                           Series 2005-2, Floating Rate Note,
                                           6/25/35                                                 777,817
     30,217          0.50        AAA/Aa1   New Century Home Equity Loan Trust
                                           Series 2005-2, Floating Rate Note,
                                           6/25/35                                                  29,964
    262,213          0.60         AA+/NR   Option One Mortgage Loan Trust 2005-1,
                                           Floating Rate Note, 2/25/35                             258,197
    155,823          0.46        AA+/Aa3   Option One Mortgage Loan Trust 2005-4
                                           Asset-Backed Certificates Series 2005-4,
                                           Floating Rate Note, 11/25/35                            153,121
     88,965                       AA-/A2   Option One Mortgage Loan Trust
                                           2007-FXD2, 5.9%, 3/25/37 (Step)                          87,566
    351,138          0.63          AA/A2   RASC Series 2005-KS3 Trust, Floating
                                           Rate Note, 4/25/35                                      343,940
    881,580          0.59         AA+/A3   Specialty Underwriting & Residential
                                           Finance Trust Series 2005-AB2, Floating
                                           Rate Note, 6/25/36                                      860,543
    882,802          0.40       BBB+/Ba1   Specialty Underwriting & Residential
                                           Finance Trust Series 2006-BC1, Floating
                                           Rate Note, 12/25/36                                     867,199
  2,815,436          0.50        BBB+/B2   Specialty Underwriting & Residential
                                           Finance Trust Series 2006-BC1, Floating
                                           Rate Note, 12/25/36                                   2,702,951
  3,258,611          0.50       AAA/Caa2   Structured Asset Securities Corp
                                           Mortgage Loan Trust 2005-S7, Floating
                                           Rate Note, 12/25/35 (144A)                            3,079,717
    686,038          0.60        AAA/Aaa   Truman Capital Mortgage Loan Trust,
                                           Floating Rate Note, 12/25/32 (144A)                     685,826
    189,000          0.61         AAA/A3   Wells Fargo Home Equity Asset-Backed
                                           Securities 2005-2 Trust, Floating Rate
                                           Note, 11/25/35                                          186,200
                                                                                            --------------
                                                                                            $   60,586,397
----------------------------------------------------------------------------------------------------------
                                           Paper Products -- 2.0%
    750,000          0.45        AAA/Aaa   Bank One Issuance Trust, Floating Rate
                                           Note, 5/16/16                                    $      750,644
  1,500,000          0.44        AAA/Aaa   Chase Credit Card Owner Trust 2003-4,
                                           Floating Rate Note, 1/15/16                           1,501,773
  2,700,000          0.35         AAA/NR   Chase Issuance Trust, Floating Rate
                                           Note, 10/16/17                                        2,702,084
  4,355,000          0.30         AAA/NR   Chase Issuance Trust, Floating Rate
                                           Note, 5/16/16                                         4,356,119

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 21

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Paper Products -- (continued)
  2,650,000          1.50        AAA/Aaa   Chase Issuance Trust, Floating Rate
                                           Note, 8/15/15                                    $    2,663,390
  3,630,000          0.33         AAA/NR   Chase Issuance Trust, Floating Rate
                                           Note, 8/15/17                                         3,631,104
  1,000,000          0.35        AAA/Aaa   Dryrock Issuance Trust, Floating Rate
                                           Note, 8/15/17                                         1,000,310
  1,000,000          0.75        AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                           Rate Note, 4/15/15 (144A)                             1,000,173
  1,300,000          1.05        AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                           Rate Note, 5/15/19 (144A)                             1,316,952
  1,000,000          0.90        AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                           Rate Note, 6/15/17 (144A)                             1,009,953
    800,000          0.95        AAA/Aaa   Penarth Master Issuer Plc, Floating Rate
                                           Note, 11/18/15 (144A)                                   800,840
  2,465,000          0.77        AAA/Aaa   Penarth Master Issuer Plc, Floating Rate
                                           Note, 3/18/14 (144A)                                  2,465,222
  3,400,000          0.85        AAA/Aaa   Penarth Master Issuer Plc, Floating Rate
                                           Note, 5/18/15 (144A)                                  3,399,592
                                                                                            --------------
                                                                                            $   26,598,156
                                                                                            --------------
                                           Total Materials                                  $   91,660,112
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.0%+
                                           Industrial Machinery -- 0.0%+
     91,322                      AAA/Aaa   CIT Equipment Collateral 2012-VT1,
                                           0.85%, 5/20/14 (144A)                            $       91,380
                                                                                            --------------
                                           Total Capital Goods                              $       91,380
----------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES &
                                           SUPPLIES -- 0.0%+
                                           Research & Consulting Services -- 0.0%+
    385,417          0.39       BBB/Baa2   TAL Advantage I LLC, Floating Rate Note,
                                           4/20/21 (144A)                                   $      378,842
                                                                                            --------------
                                           Total Commercial Services & Supplies             $      378,842
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.8%
                                           Automobile Manufacturers -- 0.8%
      8,457                      AAA/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2009-1, 9.79%, 4/15/14                     $        8,525
  2,000,000                       AAA/NR   AmeriCredit Automobile Receivables
                                           Trust 2013-1, 0.49%, 6/8/16                           2,000,474
  1,000,000                       AAA/NR   AmeriCredit Automobile Receivables
                                           Trust, 0.51%, 1/8/16                                    999,871
  1,181,240                       NR/Aaa   BMW Vehicle Owner Trust 2011-A,
                                           0.76%, 8/25/15                                        1,184,312
  3,257,431          1.20         AA-/NR   Hyundai Capital Auto Funding VIII, Ltd.,
                                           Floating Rate Note, 9/20/16 (144A)                    3,264,272

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- (continued)
    124,866                        AA/NR   Santander Drive Auto Receivables Trust
                                           2011-S2, 2.06%, 6/15/17 (144A)                   $      125,754
    118,317                       AA-/NR   Santander Drive Auto Receivables Trust
                                           2011-S2, 2.86%, 6/15/17 (144A)                          119,252
    330,396                        A+/NR   Santander Drive Auto Receivables Trust
                                           2011-S2, 3.35%, 6/15/17 (144A)                          332,973
     93,661                      AAA/Aaa   Santander Drive Auto Receivables Trust
                                           2012-1, 1.25%, 4/15/15                                   93,906
    980,182                      AAA/Aaa   Santander Drive Auto Receivables Trust
                                           2012-2, 0.91%, 5/15/15                                  982,174
    838,418                      AAA/Aaa   Santander Drive Auto Receivables Trust
                                           2012-5, 0.57%, 12/15/15                                 838,812
                                                                                            --------------
                                                                                            $    9,950,325
                                                                                            --------------
                                           Total Automobiles & Components                   $    9,950,325
----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.1%
                                           Hotels, Resorts & Cruise Lines -- 0.1%
    809,077                         A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                           1/20/25 (144A)                                   $      815,904
    310,337                         A/NR   Westgate Resorts LLC, 2.5%, 3/20/25
                                           (144A)                                                  310,724
                                                                                            --------------
                                                                                            $    1,126,628
                                                                                            --------------
                                           Total Consumer Services                          $    1,126,628
----------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Automotive Retail -- 0.2%
    393,141                      AAA/Aaa   Ford Credit Auto Owner Trust 2009-D,
                                           2.98%, 8/15/14                                   $      395,386
  1,780,000                      AAA/Aaa   Hyundai Auto Receivables Trust 2013-A,
                                           0.4%, 12/15/15                                        1,779,494
                                                                                            --------------
                                                                                            $    2,174,880
                                                                                            --------------
                                           Total Retailing                                  $    2,174,880
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 9.6%
                                           Diversified Banks -- 0.0%+
    205,331          0.60         AA/Aaa   KeyCorp Student Loan Trust 2004-A,
                                           Floating Rate Note, 10/28/41                     $      202,674
    190,545          0.29         NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                           Securities 2007-2 Trust, Floating Rate
                                           Note, 4/25/37                                           187,571
                                                                                            --------------
                                                                                            $      390,245
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 23

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 9.6%
    471,138          0.38         BB+/B3   ACE Securities Corp Home Equity Loan
                                           Trust Series 2006-ASAP2, Floating Rate
                                           Note, 3/25/36                                    $      455,127
    497,586                       AAA/NR   Ally Auto Receivables Trust 2010-5,
                                           1.11%, 1/15/15                                          498,361
    100,000                      AAA/Aaa   Ally Auto Receivables Trust 2012-4,
                                           0.48%, 5/15/15                                          100,048
    659,858                      AAA/Aaa   Ally Auto Receivables Trust, 0.79%,
                                           9/15/15                                                 661,113
    362,000                       NR/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2011-3, 1.17%, 1/8/16                             363,175
    881,147                      AAA/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2012-1, 0.91%, 10/8/15                            882,932
    620,000          0.53          A+/A3   Ameriquest Mortgage Securities, Inc.
                                           Asset Backed Pass-Through Certificates
                                           Series 2005-R11, Floating Rate Note,
                                           1/25/36                                                 609,518
    475,844          0.65        AAA/Aaa   Ameriquest Mortgage Securities, Inc.
                                           Asset-Backed Pass-Through Certificates
                                           Series 2004 R3, Floating Rate Note,
                                           5/25/34                                                 461,642
    151,739          0.51        AA+/Aa1   Ameriquest Mortgage Securities, Inc.
                                           Asset-Backed Pass-Through Certificates
                                           Series 2004-R11, Floating Rate Note,
                                           11/25/34                                                150,640
    445,939          0.42         AA+/A2   Ameriquest Mortgage Securities, Inc.
                                           Asset-Backed Pass-Through Certificates
                                           Series 2005-R10, Floating Rate Note,
                                           1/25/36                                                 442,104
     91,748          0.40        AA+/Aaa   Ameriquest Mortgage Securities, Inc.
                                           Asset-Backed Pass-Through Certificates
                                           Series 2005-R6, Floating Rate Note,
                                           8/25/35                                                  89,495
    325,573          0.75         AAA/NR   ARI Fleet Lease Trust 2012-A, Floating
                                           Rate Note, 3/15/20 (144A)                               326,597
    723,702          0.50         AAA/NR   ARI Fleet Lease Trust 2012-B, Floating
                                           Rate Note, 1/15/21 (144A)                               721,927
  1,260,000                        NR/NR   ARI Fleet Lease Trust, 0.7%,
                                           12/15/15 (144A)                                       1,259,916
  1,610,265          1.95           A/NR   ARL First LLC, Floating Rate Note,
                                           12/15/42 (144A)                                       1,643,477
    405,625                        NR/NR   Ascentium Equipment Receivables
                                           LLC, 1.83%, 9/15/19 (144A)                              405,584
     78,793                       AA+/A3   Bayview Financial Acquisition Trust,
                                           6.205%, 5/28/37 (Step)                                   80,300
  2,847,352          0.88        AAA/Aa1   Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 2/28/44                           2,795,613
     74,100          0.83        AAA/Aaa   Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 5/28/44                              73,071

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    575,477          0.79        AAA/Aaa   Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 8/28/44                      $      564,018
  1,060,050          3.47          NR/NR   Bayview Opportunity Master Fund IIa
                                           Trust 2012-4NPL, Floating Rate Note,
                                           7/28/32 (144A)                                        1,088,502
      6,857          0.45        AA+/Aa3   Bear Stearns Asset Backed Securities I
                                           Trust 2005-HE11, Floating Rate Note,
                                           11/25/35                                                  6,837
    120,056          0.60         AAA/A1   Bear Stearns Asset Backed Securities
                                           Trust 2005-SD1, Floating Rate Note,
                                           8/25/43                                                 117,916
    195,807          0.60         AA+/NR   Bear Stearns Asset Backed Securities
                                           Trust 2005-SD2, Floating Rate Note,
                                           3/25/35                                                 192,734
    103,642                        AA/NR   CarNow Auto Receivables Trust 2012-1,
                                           2.09%, 1/15/15 (144A)                                   103,678
  1,723,755          0.94          AA/A3   Carrington Mortgage Loan Trust Series
                                           2005-NC1, Floating Rate Note,
                                           2/25/35                                               1,690,332
    107,578          0.60       AA+/Baa1   Carrington Mortgage Loan Trust Series
                                           2005-NC4, Floating Rate Note,
                                           9/25/35                                                 105,474
  2,670,495          0.38       BBB-/Ba3   Carrington Mortgage Loan Trust Series
                                           2006-OPT1, Floating Rate Note,
                                           2/25/36                                               2,608,991
    267,031          0.32         A+/Ba1   Carrington Mortgage Loan Trust Series
                                           2007-FRE1, Floating Rate Note,
                                           2/25/37                                                 264,916
    752,418          3.65        AA+/Aaa   Centex Home Equity Loan Trust 2003-A,
                                           Floating Rate Note, 3/25/33                             751,403
  1,444,055          0.35         BB/Ba3   Citigroup Mortgage Loan Trust
                                           2007-WFH2, Floating Rate Note,
                                           3/25/37                                               1,440,650
     91,230          0.92        AAA/Aa2   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 10/25/34                             91,162
    897,755          1.22      BBB-/Caa1   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 11/25/34                            847,031
     51,192          0.60         AA+/NR   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 5/25/35 (144A)                       50,539
    326,153          0.61         AAA/A3   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 7/25/35                             326,032
    129,261                        NR/NR   Conn Funding II LP, 4.0%, 4/15/16
                                           (Step) (144A)                                           129,342
     23,136                      NR/Baa3   Conseco Financial Corp., 7.05%,
                                           1/15/19                                                  23,425

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 25

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     50,530          0.57         AA+/A2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 1/25/36                      $       50,341
  3,124,053          1.04          AA/A3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 10/25/34                          3,109,532
    847,949          0.59        AAA/Aa3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 11/25/34                            824,146
  2,000,000          0.90       BBB-/Ba1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 12/25/34                          1,979,180
    393,378          0.69        BBB+/A3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 12/25/35                            391,073
  2,137,677          0.44        BB+/Ba2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 4/25/36                           2,121,196
  1,656,429          1.10        A+/Baa1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 5/25/35                           1,633,072
    449,719          0.31       BBB-/Ba3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 5/25/37                             448,433
    151,834          0.31         BB+/B1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 5/25/47                             151,350
    205,118          0.88         AAA/A1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/33 (144A)                      200,408
     50,182          1.10         AAA/A2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/33 (144A)                       47,488
    841,445          0.71         AA+/A1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/35                             825,189
    953,153          0.64          A+/A3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 7/25/35                             952,179
    466,717          0.55        BB+/Ba2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 8/25/47                             463,328
    638,465          0.55       BBB-/Ba3   Countrywide Home Equity Loan Trust,
                                           Floating Rate Note, 3/15/29                             630,855
    595,760          0.46         BBB/B2   Countrywide Home Equity Loan Trust,
                                           Floating Rate Note, 6/15/29                             582,519
  2,000,000                        AA/NR   Credit Acceptance Auto Loan Trust,
                                           2.21%, 9/15/20 (144A)                                 2,019,026
    488,445          4.30       BBB/Baa2   Drug Royalty II LP 1 2012-1, Floating
                                           Rate Note, 1/15/25 (144A)                               488,445
  1,101,939          1.20        BBB/Ba1   Ellington Loan Acquisition Trust 2007-1,
                                           Floating Rate Note, 5/26/37 (144A)                    1,105,665
    109,211          1.00        BBB/Ba1   Ellington Loan Acquisition Trust 2007-1,
                                           Floating Rate Note, 5/27/37 (144A)                      108,033
  2,400,000          1.10        B-/Caa3   Ellington Loan Acquisition Trust 2007-1,
                                           Floating Rate Note, 5/28/37 (144A)                    2,268,276
    226,837                        AA/NR   Exeter Automobile Receivables Trust
                                           2012-1, 2.02%, 8/15/16 (144A)                           228,055

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    778,517                        AA/NR   Exeter Automobile Receivables Trust
                                           2012-2, 1.3%, 6/15/17 (144A)                     $      780,568
  1,000,000                       BBB/NR   Exeter Automobile Receivables Trust
                                           2012-2, 3.06%, 7/16/18 (144A)                         1,013,775
    910,581          0.57        AAA/Aa3   First Frankin Mortgage Loan Trust
                                           2005-FF7, Floating Rate Note,
                                           7/25/35                                                 903,121
  1,565,273          0.71        NR/Baa1   First Frankin Mortgage Loan Trust
                                           2005-FFH3, Floating Rate Note,
                                           9/25/35                                               1,536,982
    152,686          0.74         AAA/NR   First Franklin Mortgage Loan Trust
                                           2004-FF10, Floating Rate Note,
                                           9/25/34                                                 152,004
    409,681          0.26          A/Aa1   First Franklin Mortgage Loan Trust
                                           2006-FF14, Floating Rate Note,
                                           10/25/36                                                409,114
    417,167          0.46        BBB+/B1   First Franklin Mortgage Loan Trust
                                           Series 2005-FF12, Floating Rate
                                           Note, 11/25/36                                          404,989
    358,342          0.66         AA+/A3   Fremont Home Loan Trust 2005-2,
                                           Floating Rate Note, 6/25/35                             352,658
  1,277,820          0.85          A+/A3   Fremont Home Loan Trust 2005-B,
                                           Floating Rate Note, 4/25/35                           1,251,007
  1,723,107          0.64         AAA/B1   GreenPoint Mortgage Funding Trust
                                           2005-HE4, Floating Rate Note,
                                           7/25/30                                               1,707,566
    760,341          0.92         AAA/B1   GreenPoint Mortgage Funding Trust
                                           2005-HE4, Floating Rate Note,
                                           7/25/30                                                 754,797
  1,955,443          0.75        AAA/Aaa   GSAMP Trust 2004-SEA2, Floating
                                           Rate Note, 3/25/34                                    1,947,569
  3,898,600          0.85         BBB/A3   GSAMP Trust 2004-SEA2, Floating
                                           Rate Note, 3/25/34                                    3,855,205
  3,334,418          0.50           A/NR   GSAMP Trust 2006-SEA1, Floating
                                           Rate Note, 5/25/36 (144A)                             3,282,922
  2,000,000                       AAA/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 0.898%, 1/15/44
                                           (144A)                                                2,002,000
  1,586,000                       AAA/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 1.34%, 10/15/43
                                           (144A)                                                1,589,965
    750,000                         A/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 1.644%, 1/15/44
                                           (144A)                                                  751,875
    500,000                       BBB/NR   HLSS Servicer Advance Receivables
                                           Backed Notes, 2.487%, 1/15/44
                                           (144A)                                                  501,400

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 27

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    259,641                      AAA/Aaa   Honda Auto Receivables 2010-1 Owner
                                           Trust, 1.98%, 5/23/16                            $      259,893
  1,375,000                       AAA/NR   Honda Auto Receivables Owner Trust
                                           2013-1, 0.35%, 6/22/15                                1,374,612
     82,757          0.46        AAA/Aa2   Lehman XS Trust Series 2005-6,
                                           Floating Rate Note, 11/25/35                             82,505
    500,000          2.45        A+/Baa1   Madison Avenue Manufactured Housing
                                           Contract, Floating Rate Note, 3/25/32                   502,786
  2,586,998          0.50           A/NR   Mastr Specialized Loan Trust, Floating
                                           Rate Note, 1/25/36 (144A)                             2,403,552
    139,227                       NR/Aaa   MMAF Equipment Finance LLC 2011-A,
                                           0.9%, 4/15/14 (144A)                                    139,252
    146,658          0.40      BBB-/Baa1   Morgan Stanley ABS Capital I Inc Trust
                                           2006-WMC1, Floating Rate Note,
                                           12/25/35                                                145,706
    454,183          0.28       CCC/Baa1   Morgan Stanley Structured Trust, Floating
                                           Rate Note, 6/25/37                                      444,839
  2,250,000                       AAA/NR   Nationstar Agency Advance Funding
                                           Trust 2013-T1A, 0.997%, 2/15/45
                                           (144A)                                                2,253,060
  1,240,000          5.46        AAA/Aa3   Origen Manufactured Housing Contract
                                           Trust 2004-B, Floating Rate Note,
                                           11/15/35                                              1,303,464
  1,829,064                        NR/A2   Oxford Finance Funding Trust 2012-1,
                                           3.9%, 3/15/17 (144A)                                  1,845,068
    582,380          1.14         AA+/A1   Park Place Securities, Inc. Asset-Backed
                                           Pass-Through Certificates Series
                                           2004-MCW, Floating Rate Note,
                                           10/25/34                                                569,090
    504,889          1.25         AAA/A3   Park Place Securities, Inc. Asset-Backed
                                           Pass-Through Certificates Series
                                           2004-MHQ, Floating Rate Note,
                                           12/25/34                                                504,971
    939,517          0.82         AA+/A3   Park Place Securities, Inc. Asset-Backed
                                           Pass-Through Certificates Series
                                           2004-WCW2, Floating Rate Note,
                                           10/25/34                                                937,986
    949,008          0.88         AA+/A3   Park Place Securities, Inc. Asset-Backed
                                           Pass-Through Certificates Series
                                           2004-WWF, Floating Rate Note,
                                           12/25/34                                                947,680
  1,398,699          0.57       BBB+/Ba3   Park Place Securities, Inc. Asset-Backed
                                           Pass-Through Certificates Series
                                           2005-WHQ4, Floating Rate Note,
                                           9/25/35                                               1,388,441

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
  2,035,723          0.90        AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                           10/17/16 (144A)                                  $    2,045,448
    325,276          1.70           A/NR   PFS Financing Corp., Floating Rate Note,
                                           10/17/16 (144A)                                         327,868
  3,546,000          1.40        AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                           2/15/16 (144A)                                        3,569,162
  2,340,000          0.75        AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                           2/15/18 (144A)                                        2,339,951
  2,000,000          1.00       BBB+/Ba3   RAAC Series 2005-RP3 Trust, Floating
                                           Rate Note, 5/25/39 (144A)                             1,922,556
  1,537,208          0.50         AA+/A1   RAAC Series 2006-RP1 Trust, Floating
                                           Rate Note, 10/25/45 (144A)                            1,524,977
  3,129,656          0.45          B/Ba3   RAAC Series 2006-RP2 Trust, Floating
                                           Rate Note, 2/25/37 (144A)                             3,007,267
    459,822          0.39          A-/A2   RAAC Series 2006-SP1 Trust, Floating
                                           Rate Note, 9/25/45                                      451,547
    363,463          0.82       AA+/Baa1   RAMP Series 2004-RS11 Trust, Floating
                                           Rate Note, 11/25/34                                     355,197
     15,130                     AA+/Baa2   RAMP Series 2004-RS8 Trust, 5.06%,
                                           6/25/32 (Step)                                           15,273
     71,768          0.49        A+/Baa2   RAMP Series 2005-RS8 Trust, Floating
                                           Rate Note, 10/25/33                                      71,139
    305,229          0.47         AA+/A1   RAMP Series 2005-RZ3 Trust, Floating
                                           Rate Note, 9/25/35                                      302,967
    112,058          0.40         AA+/A3   RAMP Series 2006-EFC1 Trust, Floating
                                           Rate Note, 2/25/36                                      109,106
    598,851          0.39          B+/B2   RAMP Series 2006-NC1 Trust, Floating
                                           Rate Note, 1/25/36                                      583,770
    402,685          0.42      BBB+/Baa3   RASC Series 2006-KS1 Trust, Floating
                                           Rate Note, 2/25/36                                      394,165
    488,864          0.65         NR/Aa1   RFSC Series 2003-RP2 Trust, Floating
                                           Rate Note, 6/25/33 (144A)                               476,600
  2,000,000          1.20         NR/Aa2   RFSC Series 2003-RP2 Trust, Floating
                                           Rate Note, 7/25/41 (144A)                             1,950,468
    170,647          0.68         AAA/NR   Salomon Brothers Mortgage Securities
                                           VII, Inc., Floating Rate Note, 3/25/28                  166,435
    658,653                       AAA/NR   Santander Drive Auto Receivables Trust
                                           2010-1, 1.84%, 11/17/14                                 662,338
     75,643                         A/NR   Santander Drive Auto Receivables Trust
                                           2010-1, 1.89%, 5/15/17 (144A)                            76,014
  1,945,000          0.66          A+/A3   Saxon Asset Securities Trust 2005-3,
                                           Floating Rate Note, 11/25/35                          1,872,222
    627,383          0.31       BBB-/Ba3   Saxon Asset Securities Trust 2006-3,
                                           Floating Rate Note, 10/25/46                            623,149

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 29

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
      39,521         0.40        AAA/Aaa   SLC Student Loan Trust 2004-1,
                                           Floating Rate Note, 8/15/19                      $       39,524
      76,556         0.29        AAA/Aaa   SLC Student Loan Trust 2005-3, Floating
                                           Rate Note, 6/15/20                                       76,506
     468,463         0.75         NR/Aaa   SMART Trust/Australia, Floating Rate
                                           Note, 3/14/15 (144A)                                    469,100
  1,800,000          0.53         NR/Aaa   SMART Trust/Australia, Floating Rate
                                           Note, 6/14/15                                         1,800,914
  1,785,000          0.65         NR/Aaa   SMART Trust/Australia, Floating Rate
                                           Note, 9/14/16                                         1,790,455
    836,321                        AA/NR   SNAAC Auto Receivables Trust, 1.78%,
                                           6/15/16 (144A)                                          841,101
  1,226,629          0.65          AA/A3   Soundview Home Loan Trust 2005-DO1,
                                           Floating Rate Note, 5/25/35                           1,221,839
  1,295,868          0.46         BB+/NR   Soundview Home Loan Trust 2005-OPT4,
                                           Floating Rate Note, 12/25/35                          1,282,265
    593,744          0.39        AA+/Aaa   South Carolina Student Loan Corp.,
                                           Floating Rate Note, 12/3/18                             593,750
  1,166,729                        NR/NR   Stanwich Mortgage Loan Co 2012-NPL4
                                           LLC, 2.981%, 9/15/42 (144A)                           1,169,645
    459,831          0.60        AA+/Aa1   Structured Asset Investment Loan Trust
                                           2005-4, Floating Rate Note, 5/25/35                     456,804
  1,760,265          0.40        CCC/Ba3   Structured Asset Investment Loan Trust
                                           2006-1, Floating Rate Note, 1/25/36                   1,718,263
  1,037,208          0.31        BBB+/A3   Structured Asset Securities Corp Mortgage
                                           Loan Trust 2006-BC4, Floating Rate
                                           Note, 12/25/36                                        1,029,156
  4,446,741          0.35          B-/B2   Structured Asset Securities Corp Mortgage
                                           Loan Trust 2006-EQ1, Floating Rate
                                           Note, 7/25/36 (144A)                                  4,358,486
  3,973,505          0.42        B-/Baa3   Structured Asset Securities Corp Mortgage
                                           Loan Trust 2006-GEL4, Floating Rate
                                           Note, 10/25/36 (144A)                                 3,830,685
    477,422          0.26          BB/A3   Structured Asset Securities Corp Mortgage
                                           Loan Trust 2007-BC3, Floating Rate
                                           Note, 5/25/47                                           468,115
    327,090          0.35         BB/Ba3   Structured Asset Securities Corp Mortgage
                                           Loan Trust 2007-GEL2, Floating Rate
                                           Note, 5/25/37 (144A)                                    321,963
  1,230,000                       AAA/NR   United Auto Credit Securitization Trust,
                                           1.1%, 3/16/15 (144A)                                  1,230,260
     48,447          0.48        NR/Baa1   Wilshire Mortgage Loan Trust, Floating
                                           Rate Note, 5/25/28                                       47,122
                                                                                            --------------
                                                                                            $  126,945,405
                                                                                            --------------
                                           Total Banks                                      $  127,335,650
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 6.9%
                                           Other Diversified Financial
                                           Services -- 1.6%
  1,815,847          0.88          AA/A3   Asset Backed Securities Corp Home
                                           Equity Loan Trust Series 2005-HE2,
                                           Floating Rate Note, 2/25/35                      $    1,799,666
    899,000          0.71          AA/A3   Asset Backed Securities Corp Home
                                           Equity Loan Trust Series OOMC
                                           2005-HE6, Floating Rate Note,
                                           7/25/35                                                 889,074
  1,495,000                       NR/Aaa   BMW Vehicle Lease Trust 2013-1,
                                           0.4%, 1/20/15                                         1,494,007
  1,750,000                      AAA/Aaa   Capital Auto Receivables Asset Trust
                                           2013-1, 0.47%, 3/20/15                                1,748,436
     85,797          0.47        A+/Baa2   Credit Suisse Mortgage Capital
                                           Certificates, Floating Rate Note,
                                           10/25/36 (144A)                                          84,522
    664,018                        AA/NR   Direct Capital Funding IV LLC, 1.673%,
                                           12/20/17 (144A)                                         664,018
    194,128                        A+/NR   DT Auto Owner Trust 2011-2, 3.05%,
                                           2/16/16 (144A)                                          194,579
  1,131,387                       AAA/NR   DT Auto Owner Trust 2012-1, 1.05%,
                                           1/15/15 (144A)                                        1,132,525
    978,664          1.10        BB+/Ba2   Ellington Loan Acquisition Trust 2007-2,
                                           Floating Rate Note, 5/25/37 (144A)                      963,814
  1,000,000                        A+/NR   First Investors Auto Owner Trust 2011-1,
                                           7.17%, 2/15/18 (144A)                                 1,044,795
    500,000          0.45      BBB+/Baa3   GE Seaco Finance Srl, Floating Rate
                                           Note, 11/17/20 (144A)                                   493,824
    533,266          0.37       BB+/Baa2   Home Equity Asset Trust 2006-4,
                                           Floating Rate Note, 8/25/36                             522,747
    274,809          0.35         BB/Ba1   JP Morgan Mortgage Acquisition Trust
                                           2006-ACC1, Floating Rate Note,
                                           5/25/36                                                 266,952
    152,105                     BBB+/Ba1   JP Morgan Mortgage Acquisition Trust
                                           2007-CH1, 5.453%, 11/25/36 (Step)                       151,773
    696,383          0.26        BB+/Ba2   JP Morgan Mortgage Acquisition Trust
                                           2007-CH4, Floating Rate Note,
                                           12/25/29                                                686,310
     94,279          0.45        AA+/Aaa   Nelnet Student Loan Trust 2004-3,
                                           Floating Rate Note, 1/25/21                              94,291
  1,075,316          0.37        AA+/Aaa   Nelnet Student Loan Trust 2005-1,
                                            Rate Note, 10/26/20                                  1,072,844
  1,239,711          3.96           A/NR   Newtek Small Business Loan Trust,
                                           Floating Rate Note, 7/25/38 (144A)                    1,239,711
  2,570,000          0.30         NR/Aaa   Nissan Auto Lease Trust, Floating Rate
                                           Note, 6/15/15                                         2,570,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 31

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
    860,015                       AAA/NR   Prestige Auto Receivables Trust 2012-1,
                                           1.23%, 12/15/15 (144A)                           $      863,189
    981,424          0.38       CCC/Caa1   RASC Series 2007-KS3 Trust, Floating
                                           Rate Note, 4/25/37                                      959,476
    986,476          0.96          AA/B2   SACO I Trust 2005-8, Floating Rate
                                           Note, 11/25/35                                          975,443
    785,498          0.35         AA-/A3   Sierra Timeshare 2007-1 Receivables
                                           Funding LLC, Floating Rate Note,
                                           3/20/19 (144A)                                          784,980
    468,953          1.20        A+/Baa3   Sierra Timeshare 2007-2 Receivables
                                           Funding LLC, Floating Rate Note,
                                           9/20/19 (144A)                                          465,321
    563,333          0.45        A-/Baa1   Textainer Marine Containers, Ltd., Floating
                                           Rate Note, 5/15/20 (144A)                               558,276
                                                                                            --------------
                                                                                            $   21,720,573
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.6%
    608,000                      AAA/Aaa   Ally Master Owner Trust, 2.88%,
                                           4/15/15 (144A)                                   $      608,632
  2,400,000          1.07        AAA/Aaa   Ally Master Owner Trust, Floating Rate
                                           Note, 1/15/16                                         2,412,869
    250,000          1.00        AAA/Aaa   Ally Master Owner Trust, Floating Rate
                                           Note, 2/15/17                                           251,908
    888,000          0.64         NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 10/20/17                            889,833
    350,000          0.77         NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 2/20/17                             351,868
  2,000,000          0.69         NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 6/20/17                           2,009,014
    500,000          1.10         NR/Aa2   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 6/20/17                             500,000
    250,000          0.80         NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 7/20/16                             251,598
    371,389                        NR/A2   Hercules Capital Funding Trust 2012-1,
                                           3.32%, 12/16/17 (144A)                                  373,014
                                                                                            --------------
                                                                                            $    7,648,736
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 3.7%
    498,359                        A+/NR   American Credit Acceptance Receivables
                                           Trust 2012-2, 1.89%, 7/15/16 (144A) $                   500,244
  1,000,000                        A+/NR   American Credit Acceptance Receivables
                                           Trust, 1.45%, 4/16/18 (144A)                            999,430
  1,105,180                        A+/NR   American Credit Acceptance Receivables
                                           Trust, 1.64%, 11/15/16 (144A)                         1,105,110
    780,000          0.80         AA+/A2   American Express Credit Account Master
                                           Trust, Floating Rate Note, 11/16/15                     780,164

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
    550,000          1.50        AAA/Aaa   American Express Credit Account Master
                                           Trust, Floating Rate Note, 3/15/16               $      552,736
  2,945,000          1.45        AAA/Aaa   American Express Credit Account Master
                                           Trust, Floating Rate Note, 3/15/17                    2,993,433
  1,090,000          0.35         AAA/NR   American Express Credit Account Master
                                           Trust, Floating Rate Note, 3/15/18                    1,090,843
    100,000          0.32        AAA/Aaa   American Express Credit Account Master
                                           Trust, Floating Rate Note, 6/15/16                      100,040
  6,150,000          0.27        AAA/Aaa   BA Credit Card Trust, Floating Rate Note,
                                           12/15/16                                              6,156,181
  3,443,000          0.26        AAA/Aaa   BA Credit Card Trust, Floating Rate Note,
                                           4/15/16                                               3,443,448
    415,000          0.23        AAA/Aaa   BA Credit Card Trust, Floating Rate Note,
                                           5/16/16                                                 414,970
    945,974                       NR/Aa3   California Republic Auto Receivables
                                           Trust 2012-1, 1.18%, 8/15/17 (144A)                     945,499
  2,512,000          0.42        AAA/Aaa   Capital One Multi-Asset Execution Trust,
                                           Floating Rate Note, 3/15/17                           2,514,876
  1,220,000          0.23        AAA/Aaa   Capital One Multi-Asset Execution Trust,
                                           Floating Rate Note, 4/15/16                           1,219,972
    776,237                       AA-/A1   CPS Auto Trust, 1.82%, 12/16/19
                                           (144A)                                                  779,831
    540,000          0.40        AAA/Aaa   Discover Card Master Trust, Floating
                                           Rate Note, 1/16/18                                      540,626
    500,000          0.41        AAA/Aaa   Discover Card Master Trust, Floating
                                           Rate Note, 11/16/15                                     500,120
  4,673,000          0.55         NR/Aaa   Discover Card Master Trust, Floating
                                           Rate Note, 8/15/16                                    4,683,360
  3,240,000          1.70        AA-/Aa2   Ford Credit Floorplan Master Owner
                                           Trust, Floating Rate Note, 1/15/16                    3,261,011
  2,657,000          2.30         BBB/A1   Ford Credit Floorplan Master Owner
                                           Trust, Floating Rate Note, 1/15/16                    2,673,104
  1,300,000          0.80        AAA/Aaa   Ford Credit Floorplan Master Owner
                                           Trust, Floating Rate Note, 9/15/15                    1,302,544
  2,075,000          0.55        AAA/Aaa   Ford Credit Floorplan Master Owner
                                           Trust, Floating Rate Note, 9/15/16                    2,079,003
    250,000          0.60        AAA/Aaa   Golden Credit Card Trust, Floating Rate
                                           Note, 10/15/15 (144A)                                   250,025
  2,000,000          0.26        AAA/Aaa   MBNA Credit Card Master Note Trust,
                                           Floating Rate Note, 10/15/15                          1,999,806
  1,000,000          0.48         NR/Aaa   Mercedes-Benz Master Owner Trust,
                                           Floating Rate Note, 11/15/16 (144A)                   1,000,000
  1,000,000                       NR/Aaa   Nissan Auto Receivables Owner Trust,
                                           0.37%, 9/15/15                                          999,716
    674,932          0.98       BBB+/Ba3   NovaStar Mortgage Funding Trust Series
                                           2003-1, Floating Rate Note, 5/25/33                     664,028

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 33

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
     97,673                      A+/Baa1   Santander Consumer Acquired
                                           Receivables Trust 2011-S1, 3.15%,
                                           8/15/16 (144A)                                   $       98,286
    100,794          0.70        AAA/Aaa   SLM Student Loan Trust 2004-10,
                                           Floating Rate Note, 7/27/20 (144A)                      100,794
    489,490          0.43        AAA/Aaa   SLM Student Loan Trust 2004-3,
                                           Floating Rate Note, 4/25/19                             489,472
  1,820,000                       AAA/NR   Volvo Financial Equipment LLC, 0.53%,
                                           11/16/15 (144A)                                       1,818,963
  2,000,000          0.33        AAA/Aa2   World Financial Network Credit Card
                                           Master Trust, Floating Rate Note,
                                           2/15/17 (144A)                                        1,999,940
    800,000          0.41          AA/A3   World Financial Network Credit Card
                                           Master Trust, Floating Rate Note,
                                           2/15/17 (144A)                                          799,624
                                                                                            --------------
                                                                                            $   48,857,199
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.1%
  1,326,233          0.37       BBB/Baa2   Triton Container Finance LLC, Floating
                                           Rate Note, 11/26/21 (144A)                       $    1,301,734
    308,344          0.34       BBB/Baa2   Triton Container Finance LLC, Floating
                                           Rate Note, 2/26/19 (144A)                               305,685
                                                                                            --------------
                                                                                            $    1,607,419
----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.9%
  2,000,000          0.95        AAA/Aaa   Chesapeake Funding LLC, Floating
                                           Rate Note, 11/7/23 (144A)                        $    2,008,488
    250,000          2.20           A/A1   Chesapeake Funding LLC, Floating
                                           Rate Note, 11/7/23 (144A)                               252,270
  2,050,000          1.45        AAA/Aaa   Chesapeake Funding LLC, Floating
                                           Rate Note, 4/7/24 (144A)                              2,077,931
  2,000,000          0.65         NR/Aaa   Chesapeake Funding LLC, Floating
                                           Rate Note, 5/7/24 (144A)                              1,999,668
    200,000          1.35         NR/Aa2   Chesapeake Funding LLC, Floating
                                           Rate Note, 5/7/24 (144A)                                200,000
    353,365          1.95        AAA/Aaa   Chesapeake Funding LLC, Floating
                                           Rate Note, 9/15/21 (144A)                               354,859
    700,000          1.95        AA+/Aaa   Chesapeake Funding LLC, Floating
                                           Rate Note, 9/15/21 (144A)                               704,386
  2,400,000          1.95        AA-/Aa1   Chesapeake Funding LLC, Floating
                                           Rate Note, 9/15/21 (144A)                             2,412,984
  1,317,905          0.38       BBB/Baa3   CLI Funding LLC, Floating Rate Note,
                                           8/18/21 (144A)                                        1,298,222
                                                                                            --------------
                                                                                            $   11,308,808
                                                                                            --------------
                                           Total Diversified Financials                     $   91,142,735
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.0%+
                                           Real Estate Services -- 0.0%+
     20,438          0.94         AAA/A1   Chase Funding Trust Series 2002-4,
                                           Floating Rate Note, 10/25/32                     $       18,913
                                                                                            --------------
                                           Total Real Estate                                $       18,913
----------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $321,996,008)                              $  323,879,465
----------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 31.3%
                                           CONSUMER SERVICES -- 0.1%
                                           Hotels, Resorts & Cruise Lines -- 0.1%
  1,000,000                       AAA/NR   Motel 6 Trust, 1.5%, 10/5/25 (144A)              $    1,004,258
    268,785                      NR/Baa3   S2 Hospitality LLC, 4.5%,
                                           4/15/25 (144A)                                          268,852
                                                                                            --------------
                                                                                            $    1,273,110
                                                                                            --------------
                                           Total Consumer Services                          $    1,273,110
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 15.2%
                                           Thrifts & Mortgage Finance -- 15.2%
    631,515          2.75       AA+/Baa1   Adjustable Rate Mortgage Trust 2004-1,
                                           Floating Rate Note, 1/25/35                      $      626,153
    300,000          0.98         AAA/A1   Adjustable Rate Mortgage Trust 2005-2,
                                           Floating Rate Note, 6/25/35                             291,646
  1,573,505          0.48         A+/Ba1   Adjustable Rate Mortgage Trust 2005-5,
                                           Floating Rate Note, 9/25/35                           1,446,671
     33,093          0.60        AA+/Aaa   Alternative Loan Trust 2002-18, Floating
                                           Rate Note, 2/25/33                                       32,617
    956,671          0.83        BBB+/NR   Alternative Loan Trust 2003-3T1, Floating
                                           Rate Note, 5/25/33                                      927,145
    234,496          0.75          A+/NR   Alternative Loan Trust 2003-9T1, Floating
                                           Rate Note, 7/25/33                                      232,920
    104,561          0.65       BBB+/Ba1   Alternative Loan Trust 2004-18CB, Floating
                                           Rate Note, 9/25/34                                      103,718
    650,062                     BBB+/Ba3   Alternative Loan Trust 2004-2CB,
                                           5.125%, 3/25/34                                         658,221
     94,066          0.60       BBB+/Ba3   Alternative Loan Trust 2004-2CB, Floating
                                           Rate Note, 3/25/34                                       91,812
  1,314,531                      BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                           4.25%, 4/25/34                                        1,322,722
  1,198,759          0.49       BBB+/Ba1   Alternative Loan Trust 2004-6CB, Floating
                                           Rate Note, 5/25/34                                    1,090,239
     35,097          0.59        AAA/Aaa   Alternative Loan Trust 2004-J9, Floating
                                           Rate Note, 10/25/34                                      34,741
     69,826          5.75          NR/NR   American General Mortgage Loan Trust
                                           2009-1, Floating Rate Note,
                                           9/25/48 (144A)                                           69,794

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 35

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
  2,350,000          1.69        AAA/Aaa   Arkle Master Issuer Plc, Floating Rate
                                           Note, 5/17/60 (144A)                             $    2,360,138
    500,000          1.54        AAA/Aaa   Arkle Master Issuer Plc, Floating Rate
                                           Note, 5/17/60 (144A)                                    501,866
  2,275,000          1.35         NR/Aaa   BAMLL Commercial Mortgage Securities
                                           Trust 2012-CLRN, Floating Rate Note,
                                           8/15/29 (144A)                                        2,294,802
  3,035,000          2.30          NR/A2   BAMLL Commercial Mortgage Securities
                                           Trust 2012-CLRN, Floating Rate Note,
                                           8/15/29 (144A)                                        3,084,555
  2,314,647          0.41           A/NR   Banc of America Funding 2010-R4 Trust,
                                           Floating Rate Note, 6/26/37 (144A)                    2,293,882
  1,143,841          0.30         AAA/NR   Banc of America Funding 2010-R4 Trust,
                                           Floating Rate Note, 9/26/46 (144A)                    1,134,328
  3,169,028          0.95        AA+/Aa1   Banc of America Large Loan Trust
                                           2007-BMB1, Floating Rate Note,
                                           8/15/29 (144A)                                        3,121,854
  3,000,000          1.30          A-/A3   Banc of America Large Loan Trust
                                           2007-BMB1, Floating Rate Note,
                                           8/15/29 (144A)                                        2,927,412
    144,132          3.16          NR/WR   Banc of America Mortgage 2003-A Trust,
                                           Floating Rate Note, 2/25/33                             141,230
    551,862          3.00          NR/B2   Banc of America Mortgage 2004-I Trust,
                                           Floating Rate Note, 10/25/34                            539,650
    230,090          0.47        AAA/Aaa   Bayview Commercial Asset Trust, Floating
                                           Rate Note, 4/25/36 (144A)                               229,782
    996,941          2.98          NR/NR   Bayview Opportunity Master Fund Trust IIB
                                           LP, Floating Rate Note, 1/28/33 (144A)                1,004,518
    288,369          2.98          NR/NR   BCAP LLC 2010-RR11-I Trust, Floating
                                           Rate Note, 6/27/36 (144A)                               288,727
     93,968          4.78        A+/Baa3   Bear Stearns ALT-A Trust 2003-3, Floating
                                           Rate Note, 10/25/33                                      93,598
  2,862,991          0.80         A+/Ba3   Bear Stearns ALT-A Trust 2004-4, Floating
                                           Rate Note, 6/25/34                                    2,670,501
    655,063          5.36        AA+/Ba2   Bear Stearns ARM Trust 2004-1, Floating
                                           Rate Note, 4/25/34                                      646,940
    827,504          2.24         A+/Ba2   Bear Stearns ARM Trust 2005-5, Floating
                                           Rate Note, 8/25/35                                      831,164
    410,064          1.30         A+/Ba1   Bear Stearns Asset Backed Securities
                                           Trust 2003-AC5, Floating Rate Note,
                                           10/25/33                                                373,296
  1,469,236                       AAA/Aaa  Bear Stearns Commercial Mortgage
                                           Securities Trust 2004-PWR6, 4.705%,
                                           11/11/41                                              1,497,226

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
  2,329,333          0.40        A+/Baa1   Chevy Chase Funding LLC
                                           Mortgage-Backed Certificates Series
                                           2005-A, Floating Rate Note,
                                           1/25/36 (144A)                                   $    1,968,286
    673,662          0.75         NR/Aa1   CHL Mortgage Pass-Through Trust
                                           2003-11, Floating Rate Note, 5/25/33                    652,999
  1,344,489          0.70          A-/NR   CHL Mortgage Pass-Through Trust
                                           2003-15, Floating Rate Note, 6/25/18                  1,319,509
    141,201          0.60          A+/NR   CHL Mortgage Pass-Through Trust
                                           2003-J7, Floating Rate Note, 8/25/18                    135,749
  2,411,836          0.74       AA+/Baa1   CHL Mortgage Pass-Through Trust
                                           2004-29, Floating Rate Note, 2/25/35                  2,297,269
    867,746                      NR/Baa3   CHL Mortgage Pass-Through Trust
                                           2004-9, 5.25%, 6/25/34                                  895,565
     83,648                        A+/NR   CHL Mortgage Pass-Through Trust
                                           2004-J9, 5.25%, 1/25/35                                  83,550
    898,415                      NR/Caa1   CHL Mortgage Pass-Through Trust
                                           2005-19, 5.5%, 8/25/35                                  918,731
  2,500,000          5.36        AAA/Aaa   Citigroup Commercial Mortgage Trust
                                           2004-C1, Floating Rate Note, 4/15/40                  2,593,228
     13,329          0.34        AAA/Aaa   Citigroup Commercial Mortgage Trust
                                           2007-FL3A, Floating Rate Note,
                                           4/15/22 (144A)                                           13,188
  1,238,868          0.37         AA/Aaa   Citigroup Commercial Mortgage Trust
                                           2007-FL3A, Floating Rate Note,
                                           4/15/22 (144A)                                        1,204,772
  1,772,180          0.41          A/Aa2   Citigroup Commercial Mortgage Trust
                                           2007-FL3A, Floating Rate Note,
                                           4/15/22 (144A)                                        1,705,684
    301,158          0.45         BBB/A2   Citigroup Commercial Mortgage Trust
                                           2007-FL3A, Floating Rate Note,
                                           4/15/22 (144A)                                          287,690
    881,059          0.50          BB/A3   Citigroup Commercial Mortgage Trust
                                           2007-FL3A, Floating Rate Note,
                                           4/15/22 (144A)                                          824,564
     26,738                       AAA/NR   Citigroup Mortgage Loan Trust, Inc.,
                                           6.5%, 6/25/16                                            27,338
    950,000          4.65         AA-/A1   City Center Trust 2011-CCHP, Floating
                                           Rate Note, 7/15/28 (144A)                               955,310
    640,643          0.64        BBB+/A2   CNL Commercial Mortgage Loan Trust
                                           2003-2, Floating Rate Note,
                                           10/25/30 (144A)                                         570,172
     80,314          0.54        AAA/Aaa   COMM 2005-FL11 Mortgage Trust,
                                           Floating Rate Note, 11/15/17 (144A)                      74,593
    143,761          0.59        AA-/Aa1   COMM 2005-FL11 Mortgage Trust,
                                           Floating Rate Note, 11/15/17 (144A)                     132,083

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 37

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     69,135                       NR/Aaa   COMM 2006-C8 Mortgage Trust,
                                           5.248%, 12/10/46                                 $       69,674
    740,006          0.30        AAA/Aaa   COMM 2006-FL12 Mortgage Trust,
                                           Floating Rate Note, 12/15/20 (144A)                     730,072
  3,365,000          0.33         AA-/A1   COMM 2006-FL12 Mortgage Trust,
                                           Floating Rate Note, 12/15/20 (144A)                   3,224,528
  1,448,347          0.37         BBB/A3   COMM 2006-FL12 Mortgage Trust,
                                           Floating Rate Note, 12/15/20 (144A)                   1,382,672
  2,436,426          0.38          A+/A1   COMM 2007-FL14 Mortgage Trust,
                                           Floating Rate Note, 6/15/22 (144A)                    2,400,605
    290,956          3.64          NR/A2   COMM 2011-FL1 Mortgage Trust,
                                           Floating Rate Note, 7/17/28 (144A)                      295,284
  2,237,263          2.14         AAA/NR   Commercial Mortgage Pass Through
                                           Certificates, Floating Rate Note,
                                           11/17/26 (144A)                                       2,268,594
    900,000          0.90        AAA/Aaa   Extended Stay America Trust 2013-ESH,
                                           Floating Rate Note, 12/5/31 (144A)                      900,765
    800,000          1.30         AA-/NR   Extended Stay America Trust 2013-ESH,
                                           Floating Rate Note, 12/5/31 (144A)                      800,000
  1,009,206          2.62          A+/NR   First Horizon Mortgage Pass-Through
                                           Trust 2003-AR3, Floating Rate
                                           Note, 9/25/33                                         1,012,887
    106,214          0.63        AA+/Aa2   GE Business Loan Trust 2003-1,
                                           Floating Rate Note, 4/15/31 (144A)                      101,001
  1,361,938          0.42        AA-/Aa1   GE Business Loan Trust 2004-2,
                                           Floating Rate Note, 12/15/32 (144A)                   1,298,626
  2,394,111          0.37          A/Aa3   GE Business Loan Trust 2007-1,
                                           Floating Rate Note, 4/16/35 (144A)                    2,198,254
  1,169,674                       NR/Aaa   GE Capital Commercial Mortgage
                                           Corp., 5.145%, 7/10/37                                1,175,674
  2,400,000          5.36        NR/Baa2   GE Capital Commercial Mortgage Corp.,
                                           Floating Rate Note, 7/10/37 (144A)                    2,417,117
    217,589          0.52        A+/Baa2   Global Mortgage Securitization, Ltd.,
                                           Floating Rate Note, 11/25/32 (144A)                     202,701
  2,133,028                      AAA/Aaa   GMAC Commercial Mortgage Securities
                                           Inc Series 2003-C3 Trust, 5.023%,
                                           4/10/40                                               2,169,053
     99,040          6.02          NR/NR   GMAC Commercial Mortgage Securities,
                                           Inc., Floating Rate Note, 5/15/33
                                           (144A)                                                  100,257
  2,380,232          1.84        AAA/Aaa   Gracechurch Mortgage Financing Plc,
                                           Floating Rate Note, 11/20/56 (144A)                   2,428,133
    404,267          1.10        AAA/Aaa   GS Mortgage Securities Corp II Trust
                                           2007-EOP, Floating Rate Note,
                                           3/6/20 (144A)                                           404,384
  2,300,000          1.05         NR/Aaa   GS Mortgage Securities Corp II, Floating
                                           Rate Note, 11/8/29 (144A)                             2,305,226

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    900,000                        NR/NR   GS Mortgage Securities Corp Trust
                                           2011-ALF, 3.563%, 2/10/21 (144A)                 $      911,610
  3,540,000          1.26        AAA/Aaa   GS Mortgage Securities Corp. II, Floating
                                           Rate Note, 3/6/20 (144A)                              3,545,508
    500,000          2.20          AA/NR   GS Mortgage Securities Corp. II, Floating
                                           Rate Note, 3/6/20 (144A)                                502,205
    140,765          2.54          B+/NR   GSR Mortgage Loan Trust 2003-9, Floating
                                           Rate Note, 8/25/33                                      141,815
    252,256                      BB+/Ba1   GSR Mortgage Loan Trust 2005-6F,
                                           5.0%, 7/25/35                                           253,122
    341,810          1.33       AA+/Baa3   HarborView Mortgage Loan Trust 2004-4,
                                           Floating Rate Note, 6/19/34                             337,462
  1,435,333          1.70        AAA/Aaa   Holmes Master Issuer Plc, Floating Rate
                                           Note, 10/15/54 (144A)                                 1,445,445
  1,426,000          1.95        AAA/Aaa   Holmes Master Issuer Plc, Floating Rate
                                           Note, 10/15/54 (144A)                                 1,454,377
  2,500,000          1.85        AAA/Aaa   Holmes Master Issuer Plc, Floating Rate
                                           Note, 10/21/54 (144A)                                 2,539,613
  1,939,867          0.62        NR/Baa1   HomeBanc Mortgage Trust 2005-2,
                                           Floating Rate Note, 5/25/25                           1,797,557
  1,533,779          0.55        AA+/Aa3   Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 6/25/34                           1,519,153
  1,388,503          0.65        AAA/Aa2   Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 7/25/34                           1,372,685
    370,260          1.10         NR/Aaa   Impac CMB Trust Series 2003-8, Floating
                                           Rate Note, 10/25/33                                     363,678
  2,128,480          0.84        BBB/Ba3   Impac CMB Trust Series 2004-4, Floating
                                           Rate Note, 9/25/34                                    2,029,061
    332,138          0.92       BBB/Baa2   Impac CMB Trust Series 2004-5, Floating
                                           Rate Note, 10/25/34                                     317,240
    668,917          1.04         NR/Aaa   Impac CMB Trust Series 2004-5, Floating
                                           Rate Note, 8/25/34                                      667,264
  1,443,248          0.94        BBB+/A3   Impac CMB Trust Series 2004-7, Floating
                                           Rate Note, 11/25/34                                   1,385,247
    686,915          0.61        AAA/Aaa   Impac CMB Trust Series 2004-8, Floating
                                           Rate Note, 8/25/34                                      676,568
  1,266,004          0.96          B/Ba2   Impac CMB Trust Series 2004-9, Floating
                                           Rate Note, 1/25/35                                    1,180,175
    903,237          1.00        AAA/Aaa   Impac Secured Assets CMN Owner Trust,
                                           Floating Rate Note, 11/25/34                            880,640
    698,229          0.55        AAA/Aaa   Impac Secured Assets Trust 2006-1,
                                           Floating Rate Note, 5/25/36                             689,171
    200,292          0.55        AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                           Floating Rate Note, 8/25/36                             194,074

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 39

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    257,000          6.45        NR/Caa1   JP Morgan Chase Commercial Mortgage
                                           Securities Corp. Pass-Through Certificates
                                           Series 2002 CIBC4, Floating Rate
                                           Note, 5/12/34                                    $      261,181
  1,723,644          4.92        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Corp. Pass-Through Certificates
                                           Series 2003-LN1, Floating Rate Note,
                                           10/15/37                                              1,734,291
  2,350,000          2.07         AA/Aa2   JP Morgan Chase Commercial Mortgage
                                           Securities Corp., Floating Rate Note,
                                           10/15/25 (144A)                                       2,380,127
     53,250                       NR/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-CIBC15,
                                           5.819%, 6/12/43                                          53,637
     30,105                       NR/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-CIBC17,
                                           5.45%, 12/12/43                                          30,101
  3,778,166          0.33         NR/Aa2   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-FL2, Floating
                                           Rate Note, 11/15/18 (144A)                            3,721,017
    801,351          0.41          NR/A2   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-FL2, Floating
                                           Rate Note, 11/15/18 (144A)                              774,605
    308,212          0.43          NR/A3   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-FL2, Floating
                                           Rate Note, 11/15/18 (144A)                              291,761
    192,633          0.56         NR/Ba1   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-FL2, Floating
                                           Rate Note, 11/15/18 (144A)                              163,076
  3,726,852          0.32        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-LDP9, Floating
                                           Rate Note, 5/15/47                                    3,714,896
    200,000          0.36         AA/Aa3   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-LDP9, Floating
                                           Rate Note, 5/15/47                                      198,958
    475,000          5.71        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2007-CIBC19, Floating
                                           Rate Note, 2/12/49                                      485,493
     49,960          0.58         NR/Aa1   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2007-FL1, Floating
                                           Rate Note, 7/15/19 (144A)                                48,823
     34,790                       NR/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2007-LDP10, 5.305%,
                                           1/15/49                                                  35,119
     64,581          5.79        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2007-LDP11, Floating
                                           Rate Note, 6/15/49                                       66,553

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    481,744          2.10        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2011-FL1, Floating
                                           Rate Note, 11/15/28 (144A)                       $      485,229
    750,174          2.20       BBB/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                           Floating Rate Note, 10/25/33                            762,685
    265,662          2.96          A+/NR   JP Morgan Mortgage Trust 2005-A3,
                                           Floating Rate Note, 6/25/35                             264,499
    324,960          2.58       BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                           Floating Rate Note, 7/25/35                             326,516
  2,000,000          1.69        AAA/Aaa   Lanark Master Issuer Plc, Floating Rate
                                           Note, 12/22/54 (144A)                                 2,040,799
    244,375          5.12        AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2003-C8, Floating Rate Note, 11/15/32                   246,926
    887,089                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2004-C1, 4.568%, 1/15/31                                909,409
    641,236                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2004-C2, 3.973%, 3/15/29                                646,366
  2,080,000                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2004-C2, 4.367%, 3/15/36                              2,135,051
    327,306                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2005-C3, 4.664%, 7/15/30                                332,685
     38,257                      AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2007-C6, 5.845%, 7/15/40                                 38,382
    336,472          6.15        AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2008-C1, Floating Rate Note, 4/15/41                    357,049
  2,081,398          0.32        AAA/Aaa   Lehman Brothers Floating Rate
                                           Commercial Mortgage Trust 2006-LLF
                                           C5, Floating Rate Note, 9/15/21 (144A)                2,078,238
  1,281,412          0.90         BB/Aaa   Lehman Brothers Floating Rate
                                           Commercial Mortgage Trust 2007-LLF
                                           C5, Floating Rate Note, 6/15/22 (144A)                1,275,677
    725,000          1.10          B+/A1   Lehman Brothers Floating Rate
                                           Commercial Mortgage Trust 2007-LLF C5,
                                           Floating Rate Note, 6/15/22 (144A)                      703,630
     66,661         1.05         AAA/Aaa   Lehman Brothers Small Balance
                                           Commercial Mortgage Trust 2007-3 Class
                                           1A2, Floating Rate Note, 10/25/37
                                           (144A)                                                   66,422
    152,887          1.15         A+/Aa1   Lehman Brothers Small Balance
                                           Commercial Mortgage Trust 2007-3
                                           Class 1A4, Floating Rate Note,
                                           10/25/37 (144A)                                         152,114
  1,165,480          0.43         A+/Aa2   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           4/25/31 (144A)                                        1,004,832
  2,366,886          0.45         A+/Aa3   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           9/25/30 (144A)                                        2,065,437

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 41

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    973,582          2.29        A+/Baa2   MASTR Adjustable Rate Mortgages Trust
                                           2003-3, Floating Rate Note, 9/25/33              $      958,046
  1,000,000          1.30          A+/B1   MASTR Adjustable Rate Mortgages
                                           Trust 2004-11, Floating Rate Note,
                                           11/25/34                                                886,915
  1,666,789          0.36         AA-/A2   MASTR Adjustable Rate Mortgages
                                            Trust 2007-1, Floating Rate Note,
                                           1/25/47                                               1,660,901
     14,697                       AAA/NR   MASTR Asset Securitization Trust
                                           2003-6, 4.5%, 7/25/13                                    14,675
    475,105          0.60         AA+/NR   MASTR Asset Securitization Trust
                                           2003-6, Floating Rate Note, 7/25/18                     469,696
      1,592                       AAA/NR   MASTR Asset Securitization Trust
                                           2004-3, 4.75%, 1/25/14                                    1,599
  2,705,495          1.28      BBB+/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-A, Floating Rate
                                           Note, 3/25/28                                         2,665,692
    473,479          0.86        AA+/Aa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-C, Floating Rate
                                           Note, 6/25/28                                           468,963
    959,523          2.40        A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-G, Floating Rate
                                           Note, 1/25/29                                           948,554
    279,167          0.66          A+/A3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-A, Floating Rate
                                           Note, 4/25/29                                           272,652
    686,062          1.07       AA+/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-B, Floating Rate
                                           Note, 5/25/29                                           652,247
    241,000          1.51         AA+/A3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-C, Floating Rate
                                           Note, 7/25/29                                           238,933
    875,249          2.27       AA+/Baa2   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-D, Floating Rate
                                           Note, 9/25/29                                           864,630
  3,997,024          0.53         A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-E, Floating Rate
                                           Note, 11/25/29                                        3,822,730
  1,298,936          1.11        A+/Baa2   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-G, Floating Rate
                                           Note, 1/25/30                                         1,257,562
    663,756          2.44         BBB/B3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2005-2, Floating Rate
                                           Note, 10/25/35                                          656,694
    439,579          0.66       AA+/Baa2   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2005-A, Floating Rate
                                           Note, 3/25/30                                           438,275

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    400,649          5.24         AAA/NR   Merrill Lynch Mortgage Trust Class A4,
                                           Floating Rate Note, 11/12/35                     $      406,544
    497,614          5.29         NR/Aaa   ML-CFC Commercial Mortgage Trust
                                           2006-3, Floating Rate Note, 7/12/46                     503,484
  3,319,686          0.47       AA+/Baa3   Morgan Stanley Mortgage Loan Trust
                                           2005-5AR, Floating Rate Note, 9/25/35                 3,188,874
  1,345,821          0.48         A+/Ba2   Morgan Stanley Mortgage Loan Trust
                                           2005-6AR, Floating Rate Note,
                                           11/25/35                                              1,265,353
  1,174,277          0.50           A/NR   Morgan Stanley Re-REMIC Trust
                                           2010-R4, Floating Rate Note,
                                           7/26/36 (144A)                                        1,166,114
  1,727,275          0.98       AA+/Baa1   MortgageIT Trust 2004-1, Floating
                                           Rate Note, 11/25/34                                   1,667,989
  1,747,312          0.46        A+/Baa2   MortgageIT Trust 2005-2, Floating
                                           Rate Note, 5/25/35                                    1,642,581
  1,262,244          0.65        AA+/Aaa   NCUA Guaranteed Notes Trust 2010-R1,
                                           Floating Rate Note, 10/7/20                           1,266,194
  3,703,819          0.57        AA+/Aaa   NCUA Guaranteed Notes Trust 2010-R2,
                                           Floating Rate Note, 11/6/17                           3,718,857
  1,092,216          0.76         NR/Aaa   NCUA Guaranteed Notes Trust 2010-R3,
                                           Floating Rate Note, 12/8/20                           1,098,704
    334,075          0.76         NR/Aaa   NCUA Guaranteed Notes Trust 2010-R3,
                                           Floating Rate Note, 12/8/20                             335,411
  1,822,104          0.73         NR/Aaa   NCUA Guaranteed Notes Trust 2011-C1,
                                           Floating Rate Note, 3/9/21                            1,826,971
  1,411,382          0.60        AA+/Aaa   NCUA Guaranteed Notes Trust 2011-R3,
                                           Floating Rate Note, 3/11/20                           1,415,792
    557,725          0.58         AA+/NR   NCUA Guaranteed Notes Trust 2011-R5,
                                           Floating Rate Note, 4/6/20                              558,946
  2,835,988          1.40        AAA/Aaa   NorthStar 2012-1 Mortgage Trust, Floating
                                           Rate Note, 8/25/29 (144A)                             2,835,988
  1,000,000          4.45       BBB/Baa3   NorthStar 2012-1 Mortgage Trust, Floating
                                           Rate Note, 8/25/29 (144A)                             1,016,717
    650,535          0.45         BB+/B2   Opteum Mortgage Acceptance Corp Asset
                                           Backed Pass-Through Certificates 2005-5,
                                           Floating Rate Note, 12/25/35                            635,643
    771,073          0.46         AA+/A3   Opteum Mortgage Acceptance Corp Asset
                                           Backed Pass-Through Certificates
                                           Series 20, Floating Rate Note, 7/25/35                  766,817
  1,500,762          1.60         B-/Ba1   RESI Finance LP, Floating Rate Note,
                                           9/10/35 (144A)                                        1,321,481
    162,989          0.60        BBB+/NR   Residential Asset Securitization Trust
                                           2003-A2, Floating Rate Note, 5/25/33                    147,379
     47,767          0.70         AA+/NR   Residential Asset Securitization Trust
                                           2003-A6, Floating Rate Note, 7/25/33                     47,681

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 43

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
  2,100,000          0.00          NR/NR   Resimac MBS Trust, Floating Rate
                                           Note, 3/7/14                                     $    2,100,000
  1,377,547          2.68        BBB+/B2   SASCO Mortgage Pass-Through
                                           Certificates Series 2004-S4, Floating
                                           Rate Note, 12/25/34                                   1,400,594
    246,108          0.96         AA+/A3   Sequoia Mortgage Trust 10, Floating
                                           Rate Note, 10/20/27                                     242,579
    718,254          1.25       AA+/Baa3   Sequoia Mortgage Trust 2003-2,
                                           Floating Rate Note, 6/20/33                             716,742
    301,986          0.82       AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                           Floating Rate Note, 9/20/33                             298,079
    652,771          0.84        A+/Baa1   Sequoia Mortgage Trust 2003-8,
                                           Floating Rate Note, 1/20/34                             613,751
    496,438          0.52        A+/Baa3   Sequoia Mortgage Trust 2004-10,
                                           Floating Rate Note, 11/20/34                            488,075
  1,164,116          0.47         A/Baa1   Sequoia Mortgage Trust 2004-12,
                                           Floating Rate Note, 1/20/35                           1,085,549
    162,339          0.80          AA/A3   Sequoia Mortgage Trust 2004-12,
                                           Floating Rate Note, 1/20/35                             153,430
    289,286          1.87       AA+/Baa3   Sequoia Mortgage Trust 2004-7,
                                           Floating Rate Note, 8/20/34                             289,087
  1,219,225          0.43         AA+/B1   Sequoia Mortgage Trust 2005-1,
                                           Floating Rate Note, 2/20/35                           1,170,472
    497,537          0.42       BBB+/Ba3   Sequoia Mortgage Trust 2005-2,
                                           Floating Rate Note, 3/20/35                             463,022
    292,501          0.92         AA+/A2   Sequoia Mortgage Trust 4, Floating
                                           Rate Note, 11/22/24                                     289,995
     76,203          0.34        AAA/Aaa   Series 2007-1G WST Trust, Floating
                                           Rate Note, 5/21/38 (144A)                                75,656
    421,202                      NR/Baa3   SMA Issuer I LLC, 3.5%, 8/20/25 (144A)                  423,026
    178,367          0.40        AAA/Aaa   SMHL Global Fund 2007-1, Floating Rate
                                           Note, 6/12/40                                           177,266
    902,769          1.57         AAA/NR   Springleaf Mortgage Loan Trust 2012-3,
                                           Floating Rate Note, 12/25/59 (144A)                     905,590
  1,012,294          0.90         AA+/A3   Structured Asset Mortgage Investments II
                                           Trust 2004-AR1, Floating Rate Note,
                                           3/19/34                                                 985,241
    716,143          1.14          AA/NR   Structured Asset Securities Corp. Mortgage
                                           Pass-Through Certificates Series 1998-8,
                                           Floating Rate Note, 8/25/28                             706,403
    465,998          2.77       AA+/Baa1   Structured Asset Securities Corp. Mortgage
                                           Pass-Through Certificates Series 2003-22A,
                                           Floating Rate Note, 6/25/33                             468,170
  1,272,013          2.60        A+/Baa3   Structured Asset Securities Corp. Mortgage
                                           Pass-Through Certificates Series 2003-24A,
                                           Floating Rate Note, 7/25/33                           1,247,194

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
    377,260          2.77        A+/Baa3   Structured Asset Securities Corp.
                                           Mortgage Pass-Through Certificates
                                           Series 2003-31A, Floating Rate
                                           Note, 10/25/33                                   $      384,039
    267,074          0.70        A+/Baa3   Structured Asset Securities Corp.
                                           Mortgage Pass-Through Certificates
                                           Series 2003-35, Floating Rate Note,
                                           12/25/33                                                259,286
    640,064          0.85          NR/NR   Structured Asset Securities Corp. Reverse
                                           Mortgage Loan Trust 2002-RM1, Floating
                                           Rate Note, 10/25/37 (144A)                              633,663
    458,883          0.50        BB+/Ba3   Structured Asset Securities Corp. Trust
                                           2005-14, Floating Rate Note, 7/25/35                    411,172
    393,354          1.82        AA+/Ba1   Thornburg Mortgage Securities Trust
                                           Class II2A, Floating Rate Note,
                                           3/25/44                                                 391,588
  1,677,561          0.78        BB+/Aaa   UBS Commercial Mortgage Trust
                                           2007-FL1, Floating Rate Note,
                                           7/15/24 (144A)                                        1,661,811
     80,815                      AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2005-C18, 4.79%, 4/15/42                    81,047
     51,464         5.09         AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2005-C20, Floating Rate
                                           Note, 7/15/42                                            52,036
  2,397,855          0.28         A+/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2007-WHALE 8, Floating
                                           Rate Note, 6/15/20 (144A)                             2,363,723
    255,856          2.49          A+/A3   WaMu Mortgage Pass-Through Certificates,
                                           Floating Rate Note, 1/25/33                             260,497
    424,077          2.44        BBB+/NR   WaMu Mortgage Pass-Through Certificates,
                                           Floating Rate Note, 1/25/35                             424,748
  1,463,147          2.49           B/NR   WaMu Mortgage Pass-Through Certificates,
                                           Floating Rate Note, 12/25/35                          1,419,305
    582,081          2.48         A+/Ba2   WaMu Mortgage Pass-Through Certificates,
                                           Floating Rate Note, 2/25/33                             582,309
    187,448          0.60          NR/A2   WaMu Mortgage Pass-Through Certificates,
                                           Floating Rate Note, 3/25/34                             184,942
    182,821                      BBB+/NR   Wells Fargo Mortgage Backed Securities
                                           2003-19 Trust, 4.5%, 1/25/19                            182,866
     82,068          5.00         NR/Ba2   Wells Fargo Mortgage Backed Securities
                                           2005-AR6 Trust, Floating Rate Note,
                                           4/25/35                                                  83,658
  1,818,360          4.94       BBB+/Ba3   Wells Fargo Mortgage Backed Securities
                                           Trust, Floating Rate Note, 8/25/34                    1,871,054
                                                                                            --------------
                                                                                            $  200,224,858
                                                                                            --------------
                                           Total Banks                                      $  200,224,858
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 45

----------------------------------------------------------------------------------------------------------
               Floating    S&P/Moody's
 Principal     Rate (b)    Ratings
 Amount ($)    (unaudited) (unaudited)                                                      Value
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 4.4%
                                           Other Diversified Financial Services -- 3.4%
     63,993          1.49         NR/Aaa   Arran Residential Mortgages Funding Plc,
                                           Floating Rate Note, 11/19/47 (144A)              $       64,063
    702,312          0.94       AA+/Baa1   Bear Stearns ALT-A Trust 2004-13,
                                           Floating Rate Note, 11/25/34                            692,017
  1,328,801          0.90        A+/Baa2   Bear Stearns ALT-A Trust 2004-8,
                                           Floating Rate Note, 9/25/34                           1,300,419
    184,085          0.70       AAA/Baa2   Bear Stearns ALT-A Trust 2005-2,
                                           Floating Rate Note, 3/25/35                             177,366
    506,783          3.13        BBB+/B3   Bear Stearns ARM Trust 2004-3,
                                           Floating Rate Note, 7/25/34                             491,961
    157,256          0.53        AA+/Ba1   Chevy Chase Funding LLC Mortgage-Backed
                                           Certificates Series 2004-1, Floating
                                           Rate Note, 1/25/35 (144A)                               134,214
     78,661          0.50         A+/Ba2   Chevy Chase Funding LLC Mortgage-Backed
                                           Certificates Series 2004-3, Floating
                                           Rate Note, 8/25/35 (144A)                                67,421
     38,558                       NR/Ba2   Citicorp Mortgage Securities REMIC
                                           Pass-Through Certificates Trust Series
                                           2005-4, 5.0%, 7/25/20                                    40,483
    186,599                        NR/B2   Citicorp Mortgage Securities Trust Series
                                           2006-3, 6.25%, 6/25/36                                  187,115
    105,117                        NR/A2   Citicorp Mortgage Securities, Inc.,
                                           4.75%, 1/25/34                                          106,677
    233,086          5.76        AAA/Aaa   Commercial Mortgage Pass-Through
                                           Certificates Series 2007-C4, Floating
                                           Rate Note, 9/15/39                                      237,602
  1,186,545          0.32       BBB+/Aaa   Commercial Mortgage Pass-Through
                                           Certificates Series 2007-TFL1, Floating
                                           Rate Note, 2/15/22 (144A)                             1,174,890
     81,881                      AAA/Aaa   Commercial Mortgage Trust 2003-C1,
                                           4.111%, 7/5/35                                           81,864
  2,956,723          0.37        AAA/Aa2   Credit Suisse Mortgage Capital
                                           Certificates, Floating Rate Note,
                                           10/15/21 (144A)                                       2,899,233
  2,295,748          0.35        AAA/Aaa   Crusade Global Trust, Floating Rate
                                           Note, 11/15/37                                        2,240,343
  2,524,143          0.36        AAA/Aaa   Crusade Global Trust, Floating Rate
                                           Note, 4/19/38                                         2,465,351
    858,902          0.35        AAA/Aaa   Crusade Global Trust, Floating Rate
                                           Note, 8/14/37                                           847,557
  1,460,000          1.50          NR/NR   Del Coronado Trust, Floating Rate Note,
                                           3/15/26 (144A)                                        1,460,000
    960,016          0.55          NR/NR   Fannie Mae Trust 2003-W6, Floating
                                           Rate Note, 9/25/42                                      945,850
  1,841,918          0.38          A/Aa3   GE Business Loan Trust 2006-2, Floating
                                           Rate Note, 11/15/34 (144A)                            1,700,682

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
    976,677          0.40       BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                           Floating Rate Note, 12/25/36                     $      894,675
     51,343          5.95        A+/Caa1   JP Morgan Alternative Loan Trust, Floating
                                           Rate Note, 9/25/36                                       51,347
  1,020,104          0.33        AAA/Aaa   Medallion Trust Series 2007-1G, Floating
                                           Rate Note, 2/27/39                                    1,015,443
    238,862          2.53          A+/NR   Merrill Lynch Mortgage Investors Trust
                                           Series MLMI 2005-A2, Floating Rate
                                           Note, 2/25/35                                           240,222
  2,050,007                       AAA/NR   Morgan Stanley Capital I Trust 2004-HQ4,
                                           4.97%, 4/14/40                                        2,135,359
  1,850,187          5.11         AAA/NR   Morgan Stanley Capital I Trust 2004-IQ8,
                                           Floating Rate Note, 6/15/40                           1,920,690
  2,158,285                       NR/Aaa   Morgan Stanley Capital I Trust 2004-TOP13,
                                           4.66%, 9/13/45                                        2,191,488
    118,820                       AAA/NR   Morgan Stanley Capital I Trust 2005-HQ6,
                                           4.882%, 8/13/42                                         118,766
    100,000          0.80          A+/A1   Morgan Stanley Capital I, Inc. Class B,
                                           Floating Rate Note, 12/15/20 (144A)                      98,158
    100,000          0.90        BBB+/A3   Morgan Stanley Capital I, Inc. Class C,
                                           Floating Rate Note, 12/15/20 (144A)                      97,568
    908,644          0.30        AA+/Aaa   Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 10/15/20 (144A)                              900,102
  1,750,000          0.33         A+/Aa1   Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 10/15/20 (144A)                            1,700,310
  2,263,061          0.76        AA+/Aa2   Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 12/15/20 (144A)                            2,210,049
  2,292,755                      NR/Baa3   ORES NPL LLC, 4.0%, 9/25/44 (144A)                    2,294,651
    201,594          0.75        NR/Baa3   RALI Series 2002-QS16 Trust, Floating
                                           Rate Note, 10/25/17                                     190,799
    174,799          0.70        BB+/Ba1   RALI Series 2003-QS11 Trust, Floating
                                           Rate Note, 6/25/33                                      164,252
  1,192,537          0.65         BBB/NR   RALI Series 2003-QS22 Trust, Floating
                                           Rate Note, 12/26/33                                   1,088,492
  2,098,144          0.65         AA+/NR   RALI Series 2003-QS5 Trust, Floating
                                           Rate Note, 3/25/18                                    2,041,975
    252,199                     BBB+/Ba1   RALI Series 2004-QS1 Trust, 4.25%,
                                           1/25/34                                                 255,051
    252,877          0.75       BBB+/Ba1   RALI Series 2004-QS1 Trust, Floating
                                           Rate Note, 1/25/34                                      243,715
     83,702                        NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                           12/25/34                                                 82,472
    509,070                      BB+/Ba3   RALI Series 2004-QS5 Trust, 4.75%,
                                           4/25/34                                                 528,754
    414,681          0.80        BB+/Ba3   RALI Series 2004-QS5 Trust, Floating
                                           Rate Note, 4/25/34                                      397,474

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 47

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
    684,478          3.00        BB+/Ba2   Structured Adjustable Rate Mortgage
                                           Loan Trust Class 1A1, Floating Rate
                                           Note, 3/25/34                                    $      668,585
    558,030          2.51          A+/A3   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 3/25/34                 554,641
    106,763          0.60         AAA/A3   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 6/25/35                 106,323
  2,937,319                        NR/NR   Vericrest Opportunity Loan Transferee,
                                           2.487%, 2/26/52 (144A)                                2,945,837
  1,343,000          2.73          NR/NR   Vericrest Opportunity Loan Transferee,
                                           Floating Rate Note, 11/25/60 (144A)                   1,343,725
                                                                                            --------------
                                                                                            $   43,796,031
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.5%
  1,173,171          1.70        AAA/Aaa   Fosse Master Issuer Plc, Floating Rate
                                           Note, 10/18/54 (144A)                            $    1,187,425
  1,000,000          1.70        AAA/Aaa   Fosse Master Issuer Plc, Floating Rate
                                           Note, 10/18/54 (144A)                                 1,020,010
    251,277          2.66        AAA/Aaa   Nomura Asset Acceptance Corp
                                           Alternative Loan Trust Series 2004-AR4,
                                           Floating Rate Note, 12/25/34                            253,032
    164,317                       BBB/B2   Nomura Asset Acceptance Corp
                                           Alternative Loan Trust Series 2005-WF1,
                                           4.786%, 3/25/35                                         165,862
    500,000          1.70        AAA/Aaa   Permanent Master Issuer Plc, Floating
                                           Rate Note, 7/15/42 (144A)                               504,340
  2,500,000          1.80        AAA/Aaa   Permanent Master Issuer Plc, Floating
                                           Rate Note, 7/15/42 (144A)                             2,511,914
    631,000          1.90        AAA/Aaa   Permanent Master Issuer Plc, Floating
                                           Rate Note, 7/15/42 (144A)                               646,437
                                                                                            --------------
                                                                                            $    6,289,020
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.2%
  1,150,511          0.45          NR/NR   Freddie Mac Strips, Floating Rate
                                           Note, 8/15/36                                    $    1,148,228
  1,748,777          0.50          NR/NR   Freddie Mac Strips, Floating Rate Note,
                                           8/15/36                                               1,747,863
    260,482          3.56      BBB+/Baa3   GMACM Mortgage Loan Trust 2005-AR3,
                                           Floating Rate Note, 6/19/35                             261,253
                                                                                            --------------
                                                                                            $    3,157,344
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.1%
    443,927                        NR/NR   Freddie Mac Reference REMIC, 5.5%,
                                           12/15/20                                         $      446,145
    532,479          0.60          NR/NR   Freddie Mac Reference REMIC, Floating
                                           Rate Note, 7/15/23                                      532,685
                                                                                            --------------
                                                                                            $      978,830
----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.2%
     47,258                       AAA/NR   Banc of America Merrill Lynch
                                           Commercial Mortgage, Inc., 4.512%,
                                           12/10/42                                         $       47,644
  2,363,776          5.06         AAA/NR   Banc of America Merrill Lynch
                                           Commercial Mortgage, Inc., Floating
                                           Rate Note, 3/11/41                                    2,379,247
    558,847                       AAA/NR   Bear Stearns Commercial Mortgage
                                           Securities Trust 2004-PWR3,
                                           4.715%, 2/11/41                                         568,693
     26,979         7.32          BB-/NR   Morgan Stanley Dean Witter Cap I Inc
                                           Dep For Ser 2001-top1, Floating Rate
                                           Note, 2/15/33 (144A)                                     26,985
                                                                                            --------------
                                                                                            $    3,022,569
                                                                                            --------------
                                           Total Diversified Financials                     $   57,243,794
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.5%
                                           Mortgage REITs -- 0.2%
  1,393,701          4.90         AAA/NR   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           12/15/36                                         $    1,408,038
     59,187         1.55          AA+/A3   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           12/25/33                                                 57,929
    352,836          0.94       AAA/Baa1   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           6/25/34                                                 346,649
    393,189          5.14        AAA/Aaa   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           8/15/36                                                 395,042
                                                                                            --------------
                                                                                            $    2,207,658
----------------------------------------------------------------------------------------------------------
                                           Diversified Real Estate Activities -- 0.3%
    875,824          0.68        BBB/Aaa   Mellon Residential Funding Corp. Mortgage
                                           Pass-Through Trust Series 2000 TBC2,
                                           Floating Rate Note, 6/15/30                      $      865,836
    985,777          0.64         B+/Aaa   Mellon Residential Funding Corp.
                                           Mortgage Pass-Through Trust Series
                                           2000-TBC3, Floating Rate Note,
                                           12/15/30                                                954,340

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 49

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Diversified Real Estate Activities -- (continued)
  3,000,000          2.83          NR/NR   Resource Real Estate Partners LLC,
                                           Floating Rate Note, 12/20/15 (144A)              $    3,000,000
                                                                                            --------------
                                                                                            $    4,820,176
                                                                                            --------------
                                           Total Real Estate                                $    7,027,834
----------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 11.1%
                                           Government -- 11.1%
  1,503,692                       NR/Aaa   DBRR 2012- EZ1 Trust, 0.946%,
                                           9/25/45 (144A)                                   $    1,507,737
  1,016,580          0.53          NR/NR   Fannie Mae REMIC Trust 2007-W3,
                                           Floating Rate Note, 4/25/37                           1,019,203
    414,050                        NR/NR   Fannie Mae REMICs, 3.0%, 4/25/40                        430,242
    210,239                        NR/NR   Fannie Mae REMICs, 3.5%, 10/25/39                       218,167
     17,943                        NR/NR   Fannie Mae REMICs, 3.5%, 12/25/31                        18,125
    234,313                        NR/NR   Fannie Mae REMICs, 3.5%, 9/25/18                        234,359
     97,442                        NR/NR   Fannie Mae REMICs, 4.0%, 11/25/35                        97,454
  2,000,000                        NR/NR   Fannie Mae REMICs, 4.0%, 5/25/29                      2,081,248
  1,081,152                        NR/NR   Fannie Mae REMICs, 4.0%, 6/25/37                      1,093,841
    223,984                        NR/NR   Fannie Mae REMICs, 4.0%, 9/25/21                        225,187
    919,614                        NR/NR   Fannie Mae REMICs, 4.5%, 1/25/38                        935,126
    208,812                        NR/NR   Fannie Mae REMICs, 4.5%, 1/25/39                        215,311
     25,536                        NR/NR   Fannie Mae REMICs, 4.5%, 2/25/33                         25,698
     19,844                        NR/NR   Fannie Mae REMICs, 5.0%, 8/25/35                         19,984
    285,625                        NR/NR   Fannie Mae REMICs, 5.5%, 10/25/32                       287,318
     95,054                        NR/NR   Fannie Mae REMICs, 6.0%, 3/25/27                         97,749
    313,214                        NR/NR   Fannie Mae REMICs, 6.0%, 3/25/35                        329,798
    185,819                        NR/NR   Fannie Mae REMICs, 6.0%, 4/25/39                        188,674
     15,871                        NR/NR   Fannie Mae REMICs, 7.0%, 6/25/13                         15,931
    680,684          0.90          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 1/25/32                                           688,675
    688,719          0.75          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 1/25/40                                           695,888
     80,461          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 10/25/35                                           80,439
  2,984,721          0.60          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 10/25/36                                        3,006,196
    252,708          0.75          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 10/25/37                                          254,871
    968,642          0.80          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 10/25/37                                          981,071
  2,382,000          0.40          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 10/27/37                                        2,383,553
    785,610          0.80          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 11/25/31                                          792,532

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
    691,336          0.80          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 11/25/31                                   $      693,436
  1,429,021          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 11/25/33                                        1,434,943
    152,260          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 11/25/34                                          152,559
    584,995          0.52          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 11/25/36                                          587,185
    156,834          0.82          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/23                                          158,023
    548,737          1.22          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/23                                          558,475
    133,585          0.75          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/30                                          134,616
    699,008          1.10          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/31                                          711,624
    538,638          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/32                                          542,693
    676,030          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/35                                          677,797
    478,668          0.44          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/36                                          478,465
    349,482          0.60          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/38                                          349,305
  4,727,647          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/42                                        4,733,604
    594,468          0.75          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 12/25/49                                          598,429
     35,818         0.67         AAA/NR    Fannie Mae REMICs, Floating Rate
                                           Note, 2/25/17                                            35,889
    223,421          0.95          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 2/25/33                                           226,047
    538,423          0.51          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 2/25/35                                           539,618
  2,256,659          0.45          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 2/25/37                                         2,254,669
  1,092,957          0.40          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 2/25/37                                         1,089,291
    662,605          0.90          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 2/25/38                                           667,334
    302,411          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 3/25/23                                           303,153
    473,408          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 3/25/28                                           463,028
    349,647          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 3/25/35                                           349,959

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 51

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
    167,364          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 3/25/36                                    $      167,802
    328,771          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 3/25/36                                           329,823
    484,902          1.20          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 3/25/37                                           493,940
    185,610          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 4/25/25                                           186,462
    231,458          0.85          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 4/25/30                                           233,294
    459,339          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 4/25/33                                           462,455
    344,768          0.43          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 4/25/37                                           344,221
    573,826          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 4/25/42                                           581,077
  2,648,112          0.51          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 5/25/36                                         2,648,660
    386,580          0.80          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 5/25/40                                           390,523
  3,208,184          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 5/25/40                                         3,226,391
  1,923,934          0.75          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 5/25/40                                         1,935,712
    188,165          0.60          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 6/25/23                                           188,658
  3,341,424          0.40          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 6/25/37                                         3,335,163
  1,296,910          0.44          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 6/25/37                                         1,294,635
    134,432          0.43          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 6/25/37                                           134,395
    203,571          0.65          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 6/25/37                                           204,934
     51,836          0.72          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/18/27                                            52,012
    760,326          0.80          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/31                                           767,582
    503,852          0.80          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/31                                           509,287
    322,789          1.20          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/32                                           330,261
    211,371          0.65          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/34                                           212,614
  2,749,765          0.50          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/35                                         2,751,304

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------

                                           Government -- (continued)
    587,821          0.45          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/35                                    $      589,232
    451,313          0.49          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/36                                           451,912
  1,049,062          0.68          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/36                                         1,050,692
    460,993          0.60          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 7/25/37                                           464,069
    334,105          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 8/25/31                                           336,794
    157,362          0.80          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 8/25/32                                           158,872
     44,677          0.60          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 8/25/33                                            44,758
    475,250          0.75          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 8/25/36                                           476,403
     69,593          1.02         AA+/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 9/25/20                                            70,086
    128,329          1.12          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 9/25/21                                           129,887
    645,997          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 9/25/32                                           651,154
    815,911          0.65          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 9/25/32                                           817,308
    961,929          0.45          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 9/25/36                                           961,739
  2,150,168          0.70          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 9/25/37                                         2,169,840
    470,046          0.75          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 9/25/37                                           474,507
    147,728          0.95          NR/NR   Fannie Mae REMICs, Floating Rate
                                           Note, 9/25/38                                           148,113
    172,122          2.75          NR/NR   Fannie Mae Trust 2005-W3, Floating
                                           Rate Note, 4/25/45                                      183,782
    280,343          2.29          NR/NR   Fannie Mae Trust 2005-W4, Floating
                                           Rate Note, 6/25/35                                      291,465
     57,735                        NR/NR   Freddie Mac REMICs, 3.5%, 11/15/22                       59,181
  1,889,486                        NR/NR   Freddie Mac REMICs, 3.5%, 6/15/28                     1,953,556
    328,385                        NR/NR   Freddie Mac REMICs, 4.0%, 1/15/24                       336,350
     82,121                        NR/NR   Freddie Mac REMICs, 4.0%, 11/15/23                       84,534
    655,321                        NR/NR   Freddie Mac REMICs, 4.0%, 12/15/22                      668,811
    161,023                        NR/NR   Freddie Mac REMICs, 5.0%, 10/15/31                      162,142
    177,101                        NR/NR   Freddie Mac REMICs, 5.0%, 12/15/32                      180,915
     83,340                        NR/NR   Freddie Mac REMICs, 5.0%, 6/15/22                        83,531
  1,016,131                        NR/NR   Freddie Mac REMICs, 5.0%, 6/15/34                     1,050,436

The accompanying notes are an integral part of these financial statements.


         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 53

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
    140,083                        NR/NR   Freddie Mac REMICs, 5.0%, 7/15/32                $      142,735
    317,487                        NR/NR   Freddie Mac REMICs, 5.0%, 8/15/32                       321,644
     72,724                        NR/NR   Freddie Mac REMICs, 5.5%, 10/15/22                       72,799
     50,363                        NR/NR   Freddie Mac REMICs, 5.5%, 3/15/32                        51,019
    307,571                        NR/NR   Freddie Mac REMICs, 5.5%, 3/15/33                       310,964
     21,845                        NR/NR   Freddie Mac REMICs, 5.5%, 5/15/32                        21,926
    143,693                        NR/NR   Freddie Mac REMICs, 5.5%, 5/15/33                       147,158
    160,784                        NR/NR   Freddie Mac REMICs, 6.0%, 4/15/36                       160,791
    915,674          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 1/15/33                                           919,376
    594,504          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 1/15/36                                           596,050
  2,335,393          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 1/15/37                                         2,339,667
    276,104          0.35          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 10/15/20                                          275,962
    184,936          1.15         AAA/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 10/15/31                                          188,816
  1,622,959          0.82          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 10/15/37                                        1,636,350
    510,936          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 11/15/18                                          511,764
    313,853          0.80          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 11/15/31                                          316,835
    481,424          1.20          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 11/15/33                                          490,830
    304,068          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 11/15/35                                          305,111
    884,999          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 11/15/36                                          887,576
    440,277          0.45          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 11/15/36                                          440,297
  1,546,861          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 11/15/37                                        1,551,787
    955,353          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 11/15/40                                          961,064
    282,917          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 12/15/20                                          284,775
    707,864          0.65          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 12/15/28                                          712,017
    323,157          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 12/15/32                                          323,600
     55,915          0.65          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 12/15/32                                           55,966
     59,427          0.70          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 12/15/32                                           59,875

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
    611,025          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 12/15/32                                   $      613,030
    922,729          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 12/15/41                                          925,391
    753,164          0.43          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 2/15/19                                           754,025
    943,443          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 2/15/25                                           945,909
    401,674          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 2/15/29                                           402,579
    823,008          0.75          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 2/15/33                                           827,733
    887,908          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 2/15/36                                           889,388
  1,588,992          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 2/15/37                                         1,590,710
    132,650          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 2/15/39                                           132,771
  2,289,395          1.30          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 3/15/24                                         2,332,014
    252,627          0.90          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 3/15/32                                           255,507
  1,882,887          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 3/15/36                                         1,887,848
  4,097,487          0.45          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 3/15/37                                         4,093,516
    575,874          0.65          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 3/15/39                                           579,515
    966,783          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 3/15/41                                           968,173
    613,509          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 4/15/35                                           614,210
    205,194          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 5/15/29                                           205,032
    425,324          1.70          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 5/15/33                                           436,674
  1,218,823          0.54          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 5/15/35                                         1,222,442
  1,758,719          0.50          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 5/15/35                                         1,760,464
    875,352          0.54          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 5/15/37                                           877,967
    519,671          1.45          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 5/15/37                                           527,583
    200,871          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 5/15/41                                           201,588

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 55

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
    334,474          0.65          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 6/15/23                                    $      336,398
    295,411          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 6/15/31                                           297,336
    975,960          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 6/15/33                                           978,053
  5,105,344          0.51          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 6/15/36                                         5,106,370
  2,195,004          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 6/15/38                                         2,200,534
    562,771          0.45          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 7/15/21                                           562,987
  1,089,093          0.44          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 7/15/34                                         1,087,815
    190,252          0.70          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 7/15/36                                           191,881
    119,523          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 7/15/36                                           119,840
  2,640,043          0.40          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 7/15/36                                         2,634,645
  1,065,517          0.55          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 7/15/40                                         1,064,336
  3,114,431          0.65          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 8/15/33                                         3,138,384
  1,493,695          0.45          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 8/15/35                                         1,494,798
    524,137          0.80          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 9/15/32                                           528,899
    632,752          0.62          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 9/15/36                                           636,438
    557,629          0.60          NR/NR   Freddie Mac REMICs, Floating Rate
                                           Note, 9/15/36                                           561,079
    300,090                        NR/NR   Government National Mortgage
                                           Association, 4.5%, 11/20/34                             306,984
    204,468                        NR/NR   Government National Mortgage
                                           Association, 4.5%, 2/16/34                              205,207
    821,362                        NR/NR   Government National Mortgage
                                           Association, 4.5%, 5/20/33                              835,717
    394,748                        NR/NR   Government National Mortgage
                                           Association, 5.0%, 6/20/26                              401,466
  1,585,209          0.40          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/16/33                                               1,593,278
    671,760          0.45          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/20/33                                                 673,469

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
  1,032,403          0.70          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/20/37                                          $    1,034,150
    714,199          0.88          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           10/16/39                                                726,184
  1,260,140          0.60          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           10/20/38                                              1,263,956
    454,188          0.60          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/20/38                                                 455,320
    761,660          0.50          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           4/16/29                                                 768,632
    331,272          0.75          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           4/16/32                                                 335,114
  1,749,739          0.60          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           5/16/38                                               1,759,621
    334,618          0.70          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           6/16/31                                                 338,050
    136,800          0.85          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           7/20/40                                                 136,865
  2,562,931          0.45          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           7/20/41                                               2,570,846
    889,496          1.20          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           8/16/39                                                 902,557
  1,333,616          0.60          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           8/20/35                                               1,335,936
    805,840          0.70          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           8/20/38                                                 813,741
  1,074,460          0.45          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           9/16/31                                               1,081,661
                                                                                            --------------
                                                                                            $  146,105,163
                                                                                            --------------
                                           Total Government                                 $  146,105,163
----------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $409,171,701)                              $  411,874,759
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 57

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 19.3%
                                           ENERGY -- 0.2%
                                           Integrated Oil & Gas -- 0.2%
  2,520,000          0.68        AA-/Aa1   Total Capital Canada, Ltd., Floating
                                           Rate Note, 1/15/16                               $    2,531,166
                                                                                            --------------
                                           Total Energy                                     $    2,531,166
----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.1%
                                           Diversified Chemicals -- 0.1%
    990,000                         A/A2   EI du Pont de Nemours & Co.,
                                           5.0%, 7/15/13                                    $    1,003,118
                                                                                            --------------
                                           Total Materials                                  $    1,003,118
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.0%+
                                           Aerospace & Defense -- 0.0%+
    570,000          0.56           A/A2   United Technologies Corp., Floating
                                           Rate Note, 12/2/13                               $      571,208
                                                                                            --------------
                                           Total Capital Goods                              $      571,208
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.4%
                                           Auto Parts & Equipment -- 0.2%
  2,342,000          0.71      BBB+/Baa1   Johnson Controls, Inc., Floating Rate
                                           Note, 2/4/14                                     $    2,348,593
----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.2%
    300,000          1.08          A-/A3   Daimler Finance North America LLC,
                                           Floating Rate Note, 4/10/14 (144A)               $      301,142
    300,000          1.64          A-/A3   Daimler Finance North America LLC,
                                           Floating Rate Note, 7/11/13 (144A)                      300,804
    790,000                        A-/A3   Volkswagen International Finance NV,
                                           1.625%, 8/12/13 (144A)                                  793,365
  1,000,000          0.89          A-/A3   Volkswagen International Finance NV,
                                           Floating Rate Note, 11/20/14 (144A)                   1,003,932
    300,000          1.03          A-/A3   Volkswagen International Finance NV,
                                           Floating Rate Note, 3/21/14 (144A)                      301,010
                                                                                            --------------
                                                                                            $    2,700,253
                                                                                            --------------
                                           Total Automobiles & Components                   $    5,048,846
----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.1%
                                           Broadcasting -- 0.1%
    855,000          0.82          A-/A3   NBCUniversal Enterprise, Inc., Floating
                                           Rate Note, 4/15/16 (144A)                        $      854,411
                                                                                            --------------
                                           Total Media                                      $      854,411
----------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.1%
                                           Drug Retail -- 0.1%
  1,000,000                     BBB/Baa1   Walgreen Co., 4.875%, 8/1/13                     $    1,014,015
                                                                                            --------------
                                           Total Food & Staples Retailing                   $    1,014,015
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.4%
                                           Soft Drinks -- 0.1%
    860,000          0.50         A-/Aa3   PepsiCo, Inc., Floating Rate Note,
                                           2/26/16                                          $      860,504
    850,000          0.26        AA-/Aa3   The Coca-Cola Co., Floating Rate
                                           Note, 3/5/15                                            850,322
                                                                                            --------------
                                                                                            $    1,710,826
----------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.1%
  1,500,000          0.60       BBB+/A2    Campbell Soup Co., Floating Rate
                                           Note, 8/1/14                                     $    1,503,981
----------------------------------------------------------------------------------------------------------
                                           Tobacco -- 0.2%
    700,000                         A/A2   Philip Morris International, Inc.,
                                           4.875%, 5/16/13                                  $      703,891
  1,500,000          0.34           A/A2   Philip Morris International, Inc.,
                                           Floating Rate Note, 2/26/15                           1,501,155
                                                                                            --------------
                                                                                            $    2,205,046
                                                                                            --------------
                                           Total Food, Beverage & Tobacco                   $    5,419,853
----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT &
                                           SERVICES -- 0.5%
                                           Health Care Equipment -- 0.5%
  5,715,000                       A/Baa1   Covidien International Finance SA,
                                           1.875%, 6/15/13                                  $    5,731,385
    500,000                       A/Baa1   St. Jude Medical, Inc., 2.2%, 9/15/13                   503,847
                                                                                            --------------
                                                                                            $    6,235,232
                                                                                            --------------
                                           Total Health Care Equipment
                                           & Services                                       $    6,235,232
----------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 0.2%
                                           Life Sciences Tools & Services -- 0.2%
  2,950,000                    BBB+/Baa2   Agilent Technologies, Inc., 2.5%,
                                           7/15/13                                          $    2,966,957
                                                                                            --------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                  $    2,966,957
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 4.1%
                                           Diversified Banks -- 2.0%
    250,000          2.29          A/Aa3   Banco Santander Chile, Floating Rate
                                           Note, 2/14/14 (144A)                             $      247,678
    250,000          1.34         A+/Aa2   Bank of Nova Scotia, Floating Rate
                                           Note, 1/12/15                                           253,290
  1,575,000          0.76        AA-/Aa2   Cooperatieve Centrale
                                           Raiffeisen-Boerenleenbank BA
                                           Netherlands, Floating Rate Note,
                                           3/18/16                                               1,577,794

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 59

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Diversified Banks -- (continued)
    400,000          0.50        AA-/Aa2   Cooperatieve Centrale
                                           Raiffeisen-Boerenleenbank BA
                                           Netherlands, Floating Rate Note,
                                           7/25/13                                          $      400,244
  3,520,000          1.10        AA-/Aa3   HSBC Bank Plc, Floating Rate Note,
                                           1/17/14 (144A)                                        3,540,592
  1,400,000          0.94        AA-/Aa3   HSBC Bank Plc, Floating Rate Note,
                                           8/12/13 (144A)                                        1,402,923
    200,000          1.00        AA-/Aa3   Royal Bank of Canada, Floating Rate
                                           Note, 10/30/14                                          201,753
  2,000,000          0.60        AA-/Aa3   Royal Bank of Canada, Floating Rate
                                           Note, 4/17/14                                         2,005,786
  1,275,000          0.73        AA-/Aa3   Svenska Handelsbanken AB, Floating
                                           Rate Note, 3/21/16                                    1,274,243
  1,500,000          0.75        AA-/Aa1   The Toronto-Dominion Bank, Floating
                                           Rate Note, 11/1/13                                    1,504,012
    200,000          0.60        AA-/Aa1   The Toronto-Dominion Bank, Floating
                                           Rate Note, 7/14/14                                      200,523
  1,000,000                        A+/A1   US Bancorp, 1.375%, 9/13/13                           1,003,500
  2,529,000                        A+/A1   US Bancorp, 2.0%, 6/14/13                             2,538,160
    628,000          0.64           A/A3   Wachovia Corp., Floating Rate Note,
                                           10/28/15                                                623,951
  1,725,000          2.07          A+/A2   Wachovia Corp., Floating Rate Note,
                                           5/1/13                                                1,727,417
    100,000          0.49          A+/A2   Wachovia Corp., Floating Rate Note,
                                           8/1/13                                                  100,084
  2,503,000          0.50          A+/A2   Wells Fargo & Co., Floating Rate Note,
                                           10/28/15                                              2,493,466
  1,500,000          1.20          A+/A2   Wells Fargo & Co., Floating Rate Note,
                                           6/26/15                                               1,519,606
  1,935,000          1.01        AA-/Aa2   Westpac Banking Corp., Floating Rate
                                           Note, 12/9/13                                         1,944,946
  1,000,000          0.52        AA-/Aa2   Westpac Banking Corp., Floating Rate
                                           Note, 3/28/14                                           999,958
    500,000          1.10         NR/Aaa   Westpac Banking Corp., Floating Rate
                                           Note, 7/17/15 (144A)                                    505,376
                                                                                            --------------
                                                                                            $   26,065,302
----------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 2.0%
  1,660,000                        A-/A2   American Express Bank FSB, 5.5%,
                                           4/16/13                                          $    1,662,314
  1,573,000          1.00          A-/A2   BB&T Corp., Floating Rate Note,
                                           4/28/14                                               1,582,238
  1,000,000          0.60          A-/A2   Branch Banking & Trust Co., Floating
                                           Rate Note, 9/13/16                                      988,869
  1,500,000          0.73        BBB+/A3   Capital One NA, Floating Rate Note,
                                           3/22/16                                               1,499,990

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Regional Banks -- (continued)
  3,775,000                     BBB/Baa1   Fifth Third Bancorp, 6.25%, 5/1/13               $    3,792,101
  1,000,000          0.70      BBB-/Baa2   Fifth Third Bancorp, Floating Rate
                                           Note, 12/20/16                                          984,428
  1,900,000          0.40        BBB+/A3   Fifth Third Bank Cincinnati Ohio,
                                           Floating Rate Note, 5/17/13                           1,899,970
    500,000                    BBB-/Baa2   First Tennessee Bank NA, 4.625%,
                                           5/15/13                                                 502,085
  5,345,000                    BBB+/Baa1   KeyCorp, 6.5%, 5/14/13                                5,381,742
  1,000,000          0.44         A+/Aa3   Mellon Funding Corp., Floating Rate
                                           Note, 5/15/14                                         1,000,526
  2,100,000          0.63          A-/A3   National City Bank Cleveland Ohio,
                                           Floating Rate Note, 12/15/16                          2,084,752
    750,000          0.61          NR/A2   PNC Bank NA, Floating Rate Note,
                                           1/28/16                                                 751,269
  2,294,000          0.50          A-/A3   PNC Funding Corp., Floating Rate
                                           Note, 1/31/14                                         2,295,932
    350,000          0.48         A+/Aa3   State Street Bank and Trust Co.,
                                           Floating Rate Note, 12/8/15                             347,226
  1,425,000          0.58          A+/A1   US Bank NA Cincinnati Ohio, Floating
                                           Rate Note, 10/14/14                                   1,428,055
                                                                                            --------------
                                                                                            $   26,201,497
----------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.1%
  1,000,000                      AAA/Aaa   BRFkredit AS, 2.05%, 4/15/13 (144A)              $    1,000,610
  1,220,000          0.73        AAA/Aaa   Swedbank Hypotek AB, Floating Rate
                                           Note, 3/28/14 (144A)                                  1,224,340
                                                                                            --------------
                                                                                            $    2,224,950
                                                                                            --------------
                                           Total Banks                                      $   54,491,749
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 8.3%
                                           Other Diversified Financial Services -- 4.0%
  3,000,000          1.10        A-/Baa2   Bank of America Corp., Floating Rate
                                           Note, 3/22/16                                    $    2,988,615
  2,080,000          6.50        BB+/NR    Caelus Re II, Ltd., Floating Rate Note,
                                           5/24/13 (Cat Bond) (144A)                             2,093,104
  2,500,000          0.00         BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                           3/7/16 (Cat Bond) (144A)                              2,498,000
    800,000                        NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                           4/7/17 (Cat Bond) (144A)                                800,000
  3,410,000                      A-/Baa2   Citigroup, Inc., 5.5%, 4/11/13                        3,413,976
    675,000          0.58        A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                           11/5/14                                                 672,237
  1,325,000          1.08          A-/NR   Citigroup, Inc., Floating Rate Note,
                                           4/1/16                                                1,325,771
  2,942,000          2.29        A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                           8/13/13                                               2,961,352

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 61

----------------------------------------------------------------------------------------------------------
               Floating    S&P/Moody's
 Principal     Rate (b)    Ratings
 Amount ($)    (unaudited) (unaudited)                                                      Value
----------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
    250,000          9.00         BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                           1/8/15 (Cat Bond) (144A)                         $      258,050
  1,000,000         10.25         BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                           1/8/15 (Cat Bond) (144A)                              1,036,100
    250,000         11.25          B+/NR   Compass Re, Ltd., Floating Rate Note,
                                           1/8/15 (Cat Bond) (144A)                                254,525
    250,000          9.00          BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                           3/16/16 (Cat Bond) (144A)                               270,225
  1,320,000          6.60         BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                           Rate Note, 8/4/14 (Cat Bond) (144A)                   1,342,308
    525,000          5.00         BB+/NR   Embarcadero Reinsurance, Ltd., Floating
                                           Rate Note, 8/7/15 (Cat Bond) (144A)                     541,065
    822,000          1.16         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 1/7/14                                       827,395
  1,000,000          0.90         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 1/8/16                                     1,004,932
    200,000          1.00         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 4/24/14                                      201,424
  1,967,000          0.94         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 4/7/14                                     1,974,555
    365,000          1.19         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 5/22/13                                      365,562
    500,000          1.34         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 7/2/15                                       506,915
    500,000          1.38         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 8/1/17                                       500,150
  1,645,000          1.28         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 9/23/13                                    1,652,421
    300,000          8.35         BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                           2/5/15 (Cat Bond) (144A)                                307,140
  2,500,000          6.20         BB-/NR   Ibis Re, Ltd., Floating Rate Note,
                                           5/3/13 (Cat Bond) (144A)                              2,508,000
    500,000          9.25           B/NR   Ibis Re, Ltd., Floating Rate Note,
                                           5/3/13 (Cat Bond) (144A)                                503,150
  1,250,000          1.10           A/A2   JPMorgan Chase & Co., Floating Rate
                                           Note, 1/24/14                                         1,257,489
  2,000,000          0.96           A/A2   JPMorgan Chase & Co., Floating Rate
                                           Note, 10/15/15                                        2,010,576
  1,800,000          0.91           A/A2   JPMorgan Chase & Co., Floating Rate
                                           Note, 2/26/16                                         1,801,048
    250,000          6.00          BB/NR   Lodestone Re, Ltd., Floating Rate
                                           Note, 1/8/14 (Cat Bond) (144A)                          252,175
  2,000,000          7.25          BB/NR   Lodestone Re, Ltd., Floating Rate
                                           Note, 1/8/14 (Cat Bond) (144A)                        2,019,200
    800,000          6.25          BB/NR   Lodestone Re, Ltd., Floating Rate
                                           Note, 5/17/13 (Cat Bond) (144A)                         802,880

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
  2,600,000          8.25         BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                           5/17/13 (Cat Bond) (144A)                        $    2,615,080
    500,000          7.50         BB-/NR   Queen Street II Capital, Ltd., Floating
                                           Rate Note, 4/9/14 (Cat Bond) (144A)                     505,300
    500,000          7.50         BB-/NR   Queen Street IV Capital, Ltd., Floating
                                           Rate Note, 4/9/15 (Cat Bond) (144A)                     504,700
    250,000          8.50          B+/NR   Queen Street V Re, Ltd., Floating Rate
                                           Note, 4/9/15 (Cat Bond) (144A)                          256,525
    500,000         13.00          B-/NR   Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13 (Cat
                                           Bond) (144A)                                            509,750
  1,000,000          6.25          BB/NR   Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13 (Cat
                                           Bond) (144A)                                          1,009,600
    250,000         10.75          NR/NR   Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13 (Cat
                                           Bond) (144A)                                            253,525
  2,500,000          6.60          BB/NR   Residential Reinsurance 2010, Ltd.,
                                           Floating Rate Note, 6/6/13 (Cat
                                           Bond) (144A)                                          2,526,000
    500,000          9.00         BB-/NR   Residential Reinsurance 2011, Ltd.,
                                           Floating Rate Note, 6/6/15 (Cat
                                           Bond) (144A)                                            524,650
  2,000,000          7.00          BB/NR   Shore Re, Ltd., Floating Rate Note,
                                           7/8/13 (Cat Bond) (144A)                              2,019,200
    400,000          3.10        BBB-/NR   Vita Capital IV, Ltd., Floating Rate
                                           Note, 1/15/16 (Cat Bond) (144A)                         405,320
  1,500,000          2.90        BBB-/NR   Vita Capital V, Ltd., Floating Rate
                                           Note, 1/15/17 (Cat Bond) (144A)                       1,533,150
    500,000          3.60         BB+/NR   Vita Capital V, Ltd., Floating Rate
                                           Note, 1/15/17 (Cat Bond) (144A)                         506,350
                                                                                            --------------
                                                                                            $   52,119,490
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.4%
  1,000,000          5.25         BB+/NR   Kibou, Ltd., Floating Rate Note,
                                           2/16/15 (Cat Bond) (144A)                        $    1,034,900
  2,790,000          0.38           A/A2   National Rural Utilities Cooperative
                                           Finance Corp., Floating Rate Note,
                                           2/18/14                                               2,790,031
  1,500,000                       NR/Aaa   Private Export Funding Corp., 4.974%,
                                           8/15/13                                               1,527,432
                                                                                            --------------
                                                                                            $    5,352,363
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 63

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 2.3%
  1,370,000                      BBB+/A3   American Express Co., 4.875%,
                                           7/15/13                                          $    1,387,129
  1,475,000                        A-/A2   American Express Credit Corp.,
                                           5.875%, 5/2/13                                        1,481,422
  1,100,000          1.90          A-/A2   American Express Credit Corp., Floating
                                           Rate Note, 6/19/13                                    1,103,785
  2,025,000          1.13          A-/A2   American Express Credit Corp., Floating
                                           Rate Note, 6/24/14                                    2,040,204
  1,500,000          0.43          A+/A1   American Honda Finance Corp., Floating
                                           Rate Note, 4/8/14 (144A)                              1,499,796
  1,275,000          0.74          A+/A1   American Honda Finance Corp., Floating
                                           Rate Note, 5/8/14 (144A)                              1,280,695
  1,500,000          0.68          A+/A1   American Honda Finance Corp., Floating
                                           Rate Note, 6/18/14 (144A)                             1,505,146
    550,000          0.90          A+/A1   American Honda Finance Corp., Floating
                                           Rate Note, 8/5/13 (144A)                                551,263
  3,550,000                     BBB/Baa1   Capital One Bank USA NA, 6.5%,
                                           6/13/13                                               3,591,815
  2,242,000          1.45       BBB/Baa1   Capital One Financial Corp., Floating
                                           Rate Note, 7/15/14                                    2,266,364
  1,500,000          0.53           A/A2   Caterpillar Financial Services Corp.,
                                           Floating Rate Note, 2/26/16                           1,501,311
  2,000,000          0.64           A/A2   Caterpillar Financial Services Corp.,
                                           Floating Rate Note, 2/9/15                            2,008,504
    897,000          0.45           A/A2   John Deere Capital Corp., Floating
                                           Rate Note, 4/25/14                                      898,334
  2,863,000          0.65          A+/A1   PACCAR Financial Corp., Floating
                                           Rate Note, 4/5/13                                     2,863,117
    250,000          0.53          A+/A1   PACCAR Financial Corp., Floating
                                           Rate Note, 6/5/14                                       250,672
    554,000                      AA-/Aa3   Toyota Motor Credit Corp., 1.25%,
                                           11/17/14                                                560,920
  1,000,000          0.70        AA-/Aa3   Toyota Motor Credit Corp., Floating
                                           Rate Note, 1/17/14                                    1,003,459
  1,290,000          0.47        AA-/Aa3   Toyota Motor Credit Corp., Floating
                                           Rate Note, 1/23/15                                    1,290,013
  3,290,000          0.76        AA-/Aa3   Toyota Motor Credit Corp., Floating
                                           Rate Note, 10/11/13                                   3,297,708
    500,000          0.55        AA-/Aa3   Toyota Motor Credit Corp., Floating
                                           Rate Note, 4/23/13                                      500,139
                                                                                            --------------
                                                                                            $   30,881,796
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.5%
  2,600,000          0.63          A+/A1   State Street Corp., Floating Rate Note,
                                           3/7/14                                           $    2,606,157
    100,000                       A+/Aa3   The Bank of New York Mellon Corp.,
                                           4.5%, 4/1/13                                            100,000

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody
                                           Banks -- (continued)
  1,300,000          0.58         A+/Aa3   The Bank of New York Mellon Corp.,
                                           Floating Rate Note, 1/31/14                      $    1,302,492
    485,000          0.53         A+/Aa3   The Bank of New York Mellon Corp.,
                                           Floating Rate Note, 10/23/15                            485,378
  1,000,000          0.51         A+/Aa3   The Bank of New York Mellon Corp.,
                                           Floating Rate Note, 3/4/16                              999,705
  1,200,000          0.57         A+/Aa3   The Bank of New York Mellon Corp.,
                                           Floating Rate Note, 7/28/14                           1,201,868
                                                                                            --------------
                                                                                            $    6,695,600
----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 1.1%
  3,502,000                      A-/Baa2   Merrill Lynch & Co, Inc., 6.15%,
                                           4/25/13                                          $    3,514,285
  1,620,000          1.90        A-/Baa1   Morgan Stanley, Floating Rate
                                           Note, 1/24/14                                         1,633,365
  1,700,000          1.54        A-/Baa1   Morgan Stanley, Floating Rate
                                           Note, 2/25/16                                         1,707,244
  1,050,000          1.28        A-/Baa1   Morgan Stanley, Floating Rate
                                           Note, 4/29/13                                         1,050,563
    100,000          2.79        A-/Baa1   Morgan Stanley, Floating Rate
                                           Note, 5/14/13                                           100,262
    400,000          1.02           A/A2   The Bear Stearns Companies LLC,
                                           Floating Rate Note, 10/28/14                            401,435
  1,000,000          1.29          A-/A3   The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 11/21/14                          1,004,900
  1,514,000          1.30          A-/A3   The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 2/7/14                            1,521,384
  2,000,000          0.73          A-/A3   The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 3/22/16                           1,977,234
  2,000,000          0.88          A-/A3   The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 9/29/14                           2,000,000
                                                                                            --------------
                                                                                            $   14,910,672
                                                                                            --------------
                                           Total Diversified Financials                     $  109,959,921
----------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 3.3%
                                           Life & Health Insurance -- 0.9%
  5,392,000                        A+/A1   Allstate Life Global Funding Trusts,
                                           5.375%, 4/30/13                                  $    5,413,660
  1,000,000          0.68        AA-/Aa3   MetLife Institutional Funding II,
                                           Floating Rate Note, 1/6/15 (144A)                     1,001,056
    600,000          1.55          A-/A3   MetLife, Inc., Floating Rate Note, 8/6/13               602,491
  2,800,000                      A-/Baa2   Protective Life Corp., 4.3%, 6/1/13                   2,816,010
    500,000          0.57       BBB/Baa1   Sun Life Financial Global Funding III LP,
                                           Floating Rate Note, 10/6/13 (144A)                      499,924

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 65

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Life & Health Insurance -- (continued)
  1,000,000          2.75        BBB+/NR   Vitality Re IV, Ltd., Floating Rate Note,
                                           1/9/16 (Cat Bond) (144A)                         $    1,012,700
  1,000,000          4.56        BBB+/NR   Vitality Re, Ltd., Floating Rate Note,
                                           1/7/14 (Cat Bond) (144A)                              1,021,100
                                                                                            --------------
                                                                                            $   12,366,941
----------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.4%
    520,000                      AA-/Aa3   Metropolitan Life Global Funding I,
                                           2.0%, 1/10/14 (144A)                             $      525,764
  1,130,000                      AA-/Aa3   Metropolitan Life Global Funding I,
                                           5.125%, 4/10/13 (144A)                                1,131,063
    680,000          1.06        AA-/Aa3   Metropolitan Life Global Funding I,
                                           Floating Rate Note, 1/10/14 (144A)                      683,567
  1,000,000                      AA+/Aaa   New York Life Global Funding, 0.75%,
                                           7/24/15 (144A)                                        1,003,524
  1,300,000          0.30        AA+/Aaa   New York Life Global Funding, Floating
                                           Rate Note, 7/30/14 (144A)                             1,300,361
                                                                                            --------------
                                                                                            $    4,644,279
----------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 2.0%
    750,000          8.18         BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                           Rate Note, 1/7/16 (Cat Bond) (144A)              $      758,400
    600,000          6.30         BB+/NR   Blue Danube, Ltd., Floating Rate
                                           Note, 4/10/15 (Cat Bond) (144A)                         626,820
    945,000         11.05         BB-/NR   Blue Danube, Ltd., Floating Rate
                                           Note, 4/10/15 (Cat Bond) (144A)                       1,012,756
    500,000          9.25          BB/NR   Blue Fin, Ltd., Floating Rate Note,
                                           5/28/13 (Cat Bond) (144A)                               504,800
    500,000         14.00          B-/NR   Blue Fin, Ltd., Floating Rate Note,
                                           5/28/13 (Cat Bond) (144A)                               506,750
    500,000          4.50        NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                           1/7/15 (Cat Bond) (144A)                                513,250
  1,500,000         10.00         NR/Ba2   Combine Re, Ltd., Floating Rate Note,
                                           1/7/15 (Cat Bond) (144A)                              1,610,850
    500,000          0.00           B/NR   Everglades Re, Ltd., Floating Rate Note,
                                           3/28/16 (Cat Bond) (144A)                               508,550
  1,000,000         17.75          B+/NR   Everglades Re, Ltd., Floating Rate Note,
                                           4/30/14 (Cat Bond) (144A)                             1,092,400
  1,550,000          5.00         BB+/NR   Foundation Re III, Ltd., Floating Rate
                                           Note, 2/25/15 (Cat Bond)                              1,616,650
  2,000,000          5.75          BB/NR   Foundation Re III, Ltd., Floating Rate
                                           Note, 2/3/14 (Cat Bond) (144A)                        2,025,400
    750,000          3.75         BB+/NR   Golden State Re, Ltd., Floating Rate
                                           Note, 1/8/15 (Cat Bond) (144A)                          768,750
  2,000,000          6.50         BB-/NR   Johnston Re, Ltd., Floating Rate Note,
                                           5/8/13 (Cat Bond) (144A)                              2,008,400
    750,000          6.00         BB+/NR   Longpoint Re, Ltd., Floating Rate
                                           Note, 6/12/15 (Cat Bond) (144A)                         781,350

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
  1,000,000          9.00          BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                           3/12/15 (Cat Bond) (144A)                        $    1,047,600
    500,000         12.00           B/NR   Mystic Re, Ltd., Floating Rate Note,
                                           3/12/15 (Cat Bond) (144A)                               529,600
  1,500,000          8.71          B+/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                           Floating Rate Note, 1/5/17 (Cat
                                           Bond) (144A)                                          1,514,250
    250,000         11.94          B-/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                           Floating Rate Note, 11/10/16 (Cat
                                           Bond) (144A)                                            246,425
    500,000          8.72         NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                           5/7/15 (Cat Bond) (144A)                                533,150
  1,000,000          8.22         NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                           5/7/15 (Cat Bond) (144A)                              1,066,500
    250,000         13.75          NR/NR   Pelican Re, Ltd., Floating Rate Note,
                                           4/13/15 (Cat Bond) (144A)                               262,725
    250,000         10.35           B/NR   Queen Street VI Re, Ltd., Floating Rate
                                           Note, 4/9/15 (Cat Bond) (144A)                          260,950
    800,000          8.60           B/NR   Queen Street VII Re, Ltd., Floating Rate
                                           Note, 4/8/16 (Cat Bond) (144A)                          804,560
  2,000,000          4.50         BB+/NR   Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 12/6/16 (Cat
                                           Bond) (144A)                                          2,022,800
    250,000         10.00         BB-/NR   Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 6/6/16 (Cat
                                           Bond) (144A)                                            273,150
    750,000          8.00          BB/NR   Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 6/6/16 (Cat
                                           Bond) (144A)                                            790,425
  1,150,000          9.41           B/NR   Successor X, Ltd. Class IV-E3, Floating
                                           Rate Note, 2/25/14 (Cat Bond) (144A)                  1,155,635
    250,000         16.75          NR/NR   Successor X, Ltd., Floating Rate Note,
                                           4/4/13 (Cat Bond) (144A)                                250,550
    500,000          9.75          NR/NR   Successor X, Ltd., Floating Rate Note,
                                           4/4/13 (Cat Bond) (144A)                                500,350
    750,000         11.75          NR/NR   Successor X, Ltd., Floating Rate Note,
                                           4/4/13 (Cat Bond) (144A)                                750,825
                                                                                            --------------
                                                                                            $   26,344,621
                                                                                            --------------
                                           Total Insurance                                  $   43,355,841
----------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE &
                                           EQUIPMENT -- 0.1%
                                           Office Electronics -- 0.1%
  1,050,000          1.68      BBB-/Baa2   Xerox Corp., Floating Rate Note,
                                           9/13/13                                          $    1,054,051
                                                                                            --------------
                                           Total Technology Hardware
                                           & Equipment                                      $    1,054,051
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 67

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.4%
                                           Integrated Telecommunication Services -- 0.3%
  1,330,000          1.41       BBB/Baa2   British Telecommunications Plc, Floating
                                           Rate Note, 12/20/13                              $    1,340,414
  1,000,000                    BBB+/Baa1   Deutsche Telekom International
                                           Finance BV, 5.25%, 7/22/13                            1,013,970
  1,000,000                       NR/Ba2   GTP Towers Issuer LLC, 8.112%,
                                           2/15/15 (144A)                                        1,066,940
    500,000                     BBB/Baa3   Telecom Italia Capital SA, 5.25%,
                                           11/15/13                                                510,422
                                                                                            --------------
                                                                                            $    3,931,746
----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.1%
  1,150,000          0.68          A-/A3   Vodafone Group Plc, Floating Rate
                                           Note, 2/19/16                                    $    1,148,871
                                                                                            --------------
                                           Total Telecommunication Services                 $    5,080,617
----------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.1%
                                           Electric Utilities -- 0.5%
  1,341,000                     BBB/Baa2   Duke Energy Corp., 5.65%, 6/15/13                $    1,354,752
  1,090,000          0.60           A/A3   Georgia Power Co., Floating Rate
                                           Note, 3/15/16                                         1,090,631
  1,175,000                    BBB+/Baa2   Northeast Utilities, 5.65%, 6/1/13                    1,184,706
  3,222,000          1.03      BBB+/Baa2   Northeast Utilities, Floating Rate
                                           Note, 9/20/13                                         3,232,372
                                                                                            --------------
                                                                                            $    6,862,461
----------------------------------------------------------------------------------------------------------
                                           Multi-Utilities -- 0.3%
  2,820,000                      A-/Baa2   Dominion Resources, Inc. Virginia,
                                           1.8%, 3/15/14                                    $    2,851,198
  1,495,000          1.04      BBB+/Baa1   Sempra Energy, Floating Rate Note,
                                           3/15/14                                               1,502,713
                                                                                            --------------
                                                                                            $    4,353,911
----------------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders -- 0.3%
  2,100,000          6.65          BB/NR   East Lane Re, Ltd., Floating Rate
                                           Note, 3/13/15 (Cat Bond) (144A)                  $    2,186,310
  1,350,000          5.75         BB+/NR   East Lane Re, Ltd., Floating Rate
                                           Note, 3/14/14 (Cat Bond) (144A)                       1,377,405
                                                                                            --------------
                                                                                            $    3,563,715
                                                                                            --------------
                                           Total Utilities                                  $   14,780,087
----------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $253,406,435)                              $  254,367,072
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS -- 7.6%
      6,831                      AAA/Aaa   Fannie Mae, 6.5%, 1/1/15                         $        7,023
     14,733                      AAA/Aaa   Fannie Mae, 7.0%, 10/1/17                                15,812
     29,039          2.65        AAA/Aaa   Fannie Mae, Floating Rate Note,
                                           1/1/48                                                   30,956
     29,598          2.54        AAA/Aaa   Fannie Mae, Floating Rate Note,
                                           10/1/32                                                  31,685
     18,567          2.28        AAA/Aaa   Fannie Mae, Floating Rate Note,
                                           11/1/23                                                  19,328
     33,017          2.42        AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/34                   33,725
      7,383          2.70        AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/15                    7,417
     26,694          2.31        AAA/Aaa   Fannie Mae, Floating Rate Note, 9/1/32                   28,398
    500,000                      AA+/Aaa   Federal Farm Credit Banks,
                                           0.875%, 6/14/16                                         500,662
    100,000          0.26        AA+/Aaa   Federal Farm Credit Banks, Floating
                                           Rate Note, 10/15/13                                     100,074
  5,000,000          0.10        AA+/Aaa   Federal Farm Credit Banks, Floating
                                           Rate Note, 2/10/14                                    5,002,270
  6,000,000          0.42        AA+/Aaa   Federal Farm Credit Banks, Floating
                                           Rate Note, 3/17/14                                    6,014,430
  2,000,000          0.40        AA+/Aaa   Federal Farm Credit Banks, Floating
                                           Rate Note, 3/6/14                                     2,004,308
  1,000,000          0.26        AA+/Aaa   Federal Farm Credit Banks, Floating
                                           Rate Note, 4/25/14                                    1,001,227
  1,000,000          0.40        AA+/Aaa   Federal Farm Credit Banks, Floating
                                           Rate Note, 5/29/14                                    1,002,891
  1,230,000          0.25        AA+/Aaa   Federal Farm Credit Banks, Floating
                                           Rate Note, 7/16/14                                    1,231,123
  5,000,000          0.23        AA+/Aaa   Federal Farm Credit Banks, Floating
                                           Rate Note, 7/29/13                                    5,002,170
  3,000,000          0.24        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 1/15/14                                    3,002,424
  3,600,000          0.25        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 1/2/14                                     3,602,142
  1,000,000          0.21        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 11/15/13                                   1,000,462
  4,570,000          0.22        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 12/20/13                                   4,572,641
  6,150,000          0.28        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 2/28/14                                    6,157,448
  1,250,000          0.25        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 3/11/14                                    1,251,199
  3,000,000          0.33        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 4/12/13                                    3,000,183
    670,000          0.18         AA+/NR   Federal Home Loan Banks, Floating
                                           Rate Note, 4/12/13                                      669,996

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 69

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency
                                           Obligations -- (continued)
    300,000          0.34        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 4/5/13                                $      300,005
    450,000          0.31        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 5/2/13                                       450,073
  2,500,000          0.30        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 6/7/13                                     2,500,868
  5,515,000          0.24        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 7/22/13                                    5,517,454
  3,675,000          0.28        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 8/1/13                                     3,676,896
  7,000,000          0.17        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 8/22/13                                    7,001,470
    485,000          0.36        AA+/Aaa   Federal Home Loan Banks, Floating
                                           Rate Note, 9/16/13                                      485,533
      4,759                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.0%, 6/1/14                                              4,863
     13,446          2.36        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 10/1/23                              14,362
     16,352          2.86        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/1/33                              17,525
  6,240,000          0.43        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/18/13                          6,251,519
      8,839          4.60        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 6/1/35                                9,396
  2,020,000          0.34        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 8/12/13                           2,021,568
  2,000,000          0.39        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 10/25/13                          2,002,896
 16,308,000          0.29        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 3/4/14                           16,329,951
  2,000,000          0.36        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 6/23/14                           2,004,300
  6,160,000          0.38        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 8/9/13                            6,165,113
     17,072          1.62        AAA/Aaa   Government National Mortgage
                                           Association II, Floating Rate Note,
                                           1/20/22                                                  17,793
    544,740                      AA+/Aaa   U.S. Treasury Inflation Indexed Bonds,
                                           0.625%, 4/15/13                                         546,825
----------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS
                                           (Cost $100,564,904)                              $  100,608,404
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 3.4%
                                           Municipal Development -- 0.4%
  3,005,000          0.13         NR/Aa1   Mississippi Business Finance Corp.,
                                           Floating Rate Note, 12/1/30                      $    3,005,000
  1,860,000          0.13         AA/Aa1   Mississippi Business Finance Corp.,
                                           Floating Rate Note, 12/1/30                           1,860,000
                                                                                            --------------
                                                                                            $    4,865,000
----------------------------------------------------------------------------------------------------------
                                           Municipal General -- 0.1%
    200,000          1.28          A+/A1   New Jersey Economic Development
                                           Authority, Floating Rate Note, 6/15/13           $      200,076
  1,000,000                        NR/NR   State of California, 2.5%, 6/20/13                    1,005,300
                                                                                            --------------
                                                                                            $    1,205,376
----------------------------------------------------------------------------------------------------------
                                           Municipal Higher Education -- 1.8%
  6,290,000          0.10        AAA/Aaa   Connecticut State Health & Educational
                                           Facility Authority, Floating Rate Note,
                                           7/1/33                                           $    6,290,000
 10,955,000          0.10         AA/Aa2   Maryland Health & Higher Educational
                                           Facilities Authority, Floating Rate
                                           Note, 7/1/36                                         10,955,000
    250,000          0.78         AA/Aa1   University of California, Floating Rate
                                           Note, 7/1/41                                            250,432
  6,470,000          0.11        AAA/Aaa   University of Michigan, Floating Rate
                                           Note, 12/1/29                                         6,470,000
                                                                                            --------------
                                                                                            $   23,965,432
----------------------------------------------------------------------------------------------------------
                                           Municipal Housing -- 0.1%
    500,000                      AA-/Aa3   Massachusetts Housing Finance
                                           Agency, 0.467%, 6/1/13                           $      500,065
----------------------------------------------------------------------------------------------------------
                                           Municipal Medical -- 0.9%
  4,100,000          0.14          AA/NR   Harris County Health Facilities
                                           Development Corp., Floating Rate
                                           Note, 12/1/41                                    $    4,100,000
  7,000,000          0.10        AAA/Aaa   Loudoun County Industrial Development
                                           Authority, Floating Rate Note, 2/15/38                7,000,000
                                                                                            --------------
                                                                                            $   11,100,000
----------------------------------------------------------------------------------------------------------
                                           Municipal Power -- 0.1%
  1,000,000          0.90         NR/Aa3   South Carolina State Public Service
                                           Authority, Floating Rate Note, 6/2/14            $    1,005,500
    250,000          0.70         NR/Aa3   South Carolina State Public Service
                                           Authority, Floating Rate Note, 7/1/13                   250,165
                                                                                            --------------
                                                                                            $    1,255,665
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 71

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Municipal Student Loan -- 0.1%
  1,250,000          1.00         AA+/NR   Louisiana Public Facilities Authority,
                                           Floating Rate Note, 4/26/27                      $    1,262,675
----------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $44,144,763)                               $   44,154,213
----------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE
                                           LOAN INTERESTS -- 7.1%**
                                           ENERGY -- 0.2%
                                           Oil & Gas Drilling -- 0.0%+
    500,000          0.00          NR/B3   Offshore Group Investment, Ltd., Term
                                           Loan, 3/28/19                                    $      503,750
----------------------------------------------------------------------------------------------------------
                                           Integrated Oil & Gas -- 0.0%+
     57,026          4.50       BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                           Loan, 6/1/16                                     $       57,311
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.1%
    250,000          5.75        BB-/Ba3   Chesapeake Energy Corp., Term
                                           Loan, 12/2/17                                    $      258,170
    300,000          6.00           B/B1   Samson Investment Co., Initial Term
                                           Loan (Second Lien), 9/10/16                             304,350
                                                                                            --------------
                                                                                            $      562,520
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.1%
     99,500          3.75         BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                           Tranche B Term Loan, 3/30/18                     $      100,631
  1,000,000          0.00       BBB-/Ba1   Tesoro Corp., Initial Term Loan, 1/11/16              1,013,750
                                                                                            --------------
                                                                                            $    1,114,381
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.0%+
    222,750          4.75        BB-/Ba3   Gibson Energy, Inc., Tranche B Term
                                           Loan, 6/30/18                                    $      226,091
                                                                                            --------------
                                           Total Energy                                     $    2,464,053
----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.5%
                                           Commodity Chemicals -- 0.1%
    196,217          4.25         BB-/B1   Taminco Global Chemical Corp., T
                                           ranche B-2 Dollar Term Loan, 2/15/19             $      198,547
    703,607          4.50         NR/Ba2   Tronox, Inc., Closing Date Term Loan,
                                           1/24/17                                                 708,151
                                                                                            --------------
                                                                                            $      906,698
----------------------------------------------------------------------------------------------------------
                                           Diversified Chemicals -- 0.1%
  1,045,000          4.75          B+/B1   DuPont Performance Coatings, Inc.,
                                           Initial Term B Loan, 2/1/20                      $    1,060,081
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.1%
    750,000          5.50        BB+/Ba1   Chemtura Corp., Term Facility, 8/11/16           $      761,250
    947,625          4.50          NR/NR   PQ Corp., 2013 Term Loan, 8/7/17                        958,878
                                                                                            --------------
                                                                                            $    1,720,128
----------------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.1%
    498,750          4.50           B/B1   BWAY Holding Co., Initial Term Loan,
                                           8/31/17                                          $      505,296
----------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.0%+
     49,125          6.50           B/B2   Exopack Holding Corp., Term Loan B,
                                           5/6/17                                           $       49,678
    360,180          4.00         BB/Ba1   Sealed Air Corp., Term B-1 Facility,
                                           10/3/18                                                 366,145
                                                                                            --------------
                                                                                            $      415,823
----------------------------------------------------------------------------------------------------------
                                           Aluminum -- 0.0%+
    118,800          5.75           B/B1   Noranda Aluminum Holding Corp.,
                                           Term B Loan, 2/17/19                             $      120,805
----------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.1%
    996,247          5.25        BB+/Ba1   Fortescue Metals Group, Ltd., Term
                                           Loan, 9/18/17                                    $    1,009,234
    534,863          0.00          B+/B2   Preferred Sands Holding Co. LLC,
                                           Term B Loan, 12/15/16                                   500,097
     45,501          4.00        BB+/Ba1   SunCoke Energy, Inc., Tranche B
                                           Term Loan, 7/21/18                                       45,729
                                                                                            --------------
                                                                                            $    1,555,060
----------------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.0%+
    438,172          5.25         BB-/B1   Fairmount Minerals, Ltd., Tranche B
                                           Term Loan, 3/1/17                                $      441,549
----------------------------------------------------------------------------------------------------------
                                           Steel -- 0.0%+
    148,487          4.75          BB/B1   JMC Steel Group, Inc., Term Loan,
                                           2/15/17                                          $      150,063
                                                                                            --------------
                                           Total Materials                                  $    6,875,503
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.6%
                                           Aerospace & Defense -- 0.1%
    489,861          4.75       BBB-/Ba2   AWAS Aviation Capital, Ltd., Term
                                           Loan, 6/25/18                                    $      494,760
    340,000          3.75       BBB-/Ba2   DigitalGlobe, Inc., Term Loan, 1/25/20                  344,383
    423,938          5.25           B/B1   Sequa Corp., Initial Term Loan, 12/19/17                431,180
    346,500          3.75       BBB-/Ba1   Spirit Aerosystems, Inc., Term B
                                           Loan, 3/27/19                                           350,182
                                                                                            --------------
                                                                                            $    1,620,505
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 73

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                       Value
----------------------------------------------------------------------------------------------------------
                                           Building Products -- 0.1%
    463,954          6.00          B+/B2   Custom Building Products, Inc., Term
                                           Loan, 12/12/19                                   $      472,073
    997,500          4.25          B+/B1   Unifrax Corp., New Term B Loan,
                                           12/31/19                                              1,008,722
                                                                                            --------------
                                                                                            $    1,480,795
----------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.1%
    895,500          6.00        BB-/Ba2   WireCo WorldGroup, Inc., Term
                                           Loan, 4/13/17                                    $      908,932
----------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.0%+
    700,000          0.00          NR/NR   Milacron LLC, Term Loan, 3/12/20                 $      707,000
----------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.1%
    147,758          4.50         NR/Ba2   Terex Corp., New US Term Loan,
                                           4/28/17                                          $      150,011
     51,124          4.25         BB/Ba2   The Manitowoc Co., Inc., Term B
                                           Loan, 10/11/17                                           51,795
    987,500          5.75          B+/B2   Waupaca Foundry, Inc., Term Loan,
                                           6/29/17                                               1,002,313
                                                                                            --------------
                                                                                            $    1,204,119
----------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.1%
    483,943          4.25          NR/NR   Schaeffler AG, Facility C (USD),
                                           1/27/17                                          $      489,993
    498,747          0.00         BB/Ba3   Trimas Corp., Tranche B Term Loan
                                           (2012), 10/11/19                                        503,111
     83,396          6.25        BB-/Ba2   Xerium Technologies, Inc., Initial U.S.
                                           Term Loan, 5/26/17                                       84,021
                                                                                            --------------
                                                                                            $    1,077,125
----------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.1%
  1,271,813          4.50         B+/Ba3   WESCO International, Inc., Tranche
                                           B-1 Loan, 12/4/19                                $    1,285,961
                                                                                            --------------
                                           Total Capital Goods                              $    8,284,437
----------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                           Environmental & Facilities Services -- 0.1%
    198,000          3.50       BB+/Baa3   Covanta Holding Corp., Term
                                           Loan, 3/1/19                                     $      200,351
    100,000          0.00          NR/NR   ISS AS, New Term B Loan, 3/26/18                        100,594
    399,000          3.50       BBB-/Ba1   Progressive Waste Solutions, Ltd.,
                                           Term B Loan, 10/31/19                                   405,110
    151,507          4.00          B+/B1   Waste Industries USA, Inc., Term B
                                           Loan, 2/23/17                                           153,780
                                                                                            --------------
                                                                                            $      859,835
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Office Services & Supplies -- 0.0%+
     96,491          4.25        BB+/Ba1   ACCO Brands Corp., Term B Loan,
                                           1/4/19                                           $       97,878
----------------------------------------------------------------------------------------------------------
                                           Diversified Support Services -- 0.0%+
    498,640          6.25           B/B1   Language Line Services Holdings, Inc.,
                                           Tranche B Term Loan, 5/30/16                     $      496,355
----------------------------------------------------------------------------------------------------------
                                           Security & Alarm Services -- 0.1%
    521,020          5.25         B+/Ba3   Allied Security Holdings LLC, Term
                                           Loan (First Lien), 2/4/17                        $      525,579
    748,125          4.50         BB/Ba1   Garda World Security Corp., Term B
                                           Loan, 10/24/19                                          758,646
                                                                                            --------------
                                                                                            $    1,284,225
----------------------------------------------------------------------------------------------------------
                                           Human Resource & Employment Services -- 0.1%
    601,486          5.00        BB-/Ba3   On Assignment, Inc., Initial Term B
                                           Loan, 3/20/19                                    $      609,749
                                                                                            --------------
                                           Total Commercial Services & Supplies             $    3,348,042
----------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Airlines -- 0.1%
    750,000          5.25         B+/Ba2   Delta Air Lines, Inc., Term B-1
                                           Loan, 9/28/18                                    $      762,891
    250,000          0.00        BB-/Ba2   United Air Lines, Inc., Class B Term
                                           Loan, 3/12/19                                           253,021
                                                                                            --------------
                                                                                            $    1,015,912
----------------------------------------------------------------------------------------------------------
                                           Trucking -- 0.0%+
    180,952          2.95          NR/NR   Swift Transportation Co. LLC, Tranche B-1
                                           Term Loan (2013), 12/21/16                       $      182,762
    331,509          4.00          NR/NR   Swift Transportation Co. LLC, Tranche B-2
                                           Term Loan (2013), 12/21/17                              336,689
                                                                                            --------------
                                                                                            $      519,451
                                                                                            --------------
                                           Total Transportation                             $    1,535,363
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.2%
                                           Auto Parts & Equipment -- 0.1%
    149,250          4.25        BB-/Ba3   Allison Transmission, Inc., Term B-3
                                           Loan, 8/23/19                                    $      151,321
    498,750          5.00          B+/B1   Metaldyne Corp., USD Term Loan,
                                           12/19/18                                                507,478
    646,369          0.00          NR/NR   TI Group Automotive Systems LLC,
                                           3/27/19                                                 652,832
     96,293          3.75         BB/Ba2   Tomkins LLC, Term B-2 Loan, 9/29/16                      97,496
                                                                                            --------------
                                                                                            $    1,409,127
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 75

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Tires & Rubber -- 0.1%
    600,000          4.75         BB/Ba1   The Goodyear Tire & Rubber Co.,
                                           Loan (Second Lien), 3/27/19                      $      607,495
                                                                                            --------------
                                           Total Automobiles & Components                   $    2,016,622
----------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.4%
                                           Home Furnishings -- 0.0%+
    623,438          5.00         BB/Ba3   Tempur-Pedic International, Inc., Term B
                                           Loan, 9/27/19                                    $      632,956
----------------------------------------------------------------------------------------------------------
                                           Housewares & Specialties -- 0.1%
    151,705          3.75        BB-/Ba2   Prestige Brands, Inc., Term B-1
                                           Loan, 1/31/19                                    $      154,132
    797,247          4.75          NR/B1   Reynolds Group Holdings, Ltd., U.S.
                                           Term Loan, 9/21/18                                      809,775
    252,724          5.25          B+/B1   Yankee Candle Co., Inc., Initial Term
                                           Loan, 3/2/19                                            255,646
                                                                                            --------------
                                                                                            $    1,219,553
----------------------------------------------------------------------------------------------------------
                                           Apparel, Accessories & Luxury Goods -- 0.1%
    965,000          3.25       BBB-/Ba1   PVH Corp., Tranche B Term Loan,
                                           12/19/19                                         $      976,685
----------------------------------------------------------------------------------------------------------
                                           Footwear -- 0.1%
    812,080          4.00         BB/Ba2   Wolverine World Wide, Inc., Tranche B
                                           Term Loan, 5/1/19                                $      822,231
----------------------------------------------------------------------------------------------------------
                                           Textiles -- 0.1%
    902,166          5.75         NR/Ba3   Kloeckner Pentaplast SA, Term B-1
                                           Loan, 12/14/16                                   $      918,518
                                                                                            --------------
                                           Total Consumer Durables & Apparel                $    4,569,943
----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.5%
                                           Casinos & Gaming -- 0.2%
     98,492          4.00        BB+/Ba2   Ameristar Casinos, Inc., B Term Loan,
                                           3/29/18                                          $       99,431
    131,250          6.00        BB-/Ba3   Boyd Gaming Corp., Increased Term
                                           Loan, 12/17/15                                          132,797
  1,246,875          4.25         BB/Ba2   MGM Resorts International, Term B
                                           Loan, 12/13/19                                        1,269,364
    905,292          3.75       BBB-/Ba1   Penn National Gaming, Inc., Term B
                                           Facility Loan, 7/14/18                                  913,963
    188,100          4.00        BB+/Ba1   Pinnacle Entertainment, Inc., Series A
                                           Term Loan, 3/5/19                                       189,746
     97,796          3.21       BBB-/Ba1   Scientific Games Corp., Tranche B-1
                                           Term Loan, 6/30/15                                       98,407
                                                                                            --------------
                                                                                            $    2,703,708
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Leisure Facilities -- 0.1%
    250,000          5.00          B+/B1   Bombardier Recreational Products, Inc.,
                                           Term B Loan, 7/17/19                             $      252,786
    540,216          4.00        BB+/Ba2   Six Flags Entertainment Corp., Tranche B
                                           Term Loan, 11/23/18                                     545,568
                                                                                            --------------
                                                                                            $      798,354
----------------------------------------------------------------------------------------------------------
                                           Restaurants -- 0.2%
    245,765          3.75         BB/Ba3   Burger King Corp., Tranche B Term Loan
                                           (2012), 9/28/19                                  $      249,425
    128,283          3.75        BB-/Ba2   DineEquity, Inc., Term B-2 Loan,
                                           10/19/17                                                130,248
    496,241          4.75          B+/B1   Landry's, Inc., B Term Loan, 3/22/18                    500,790
    157,067          4.50         NR/Ba3   NPC Restaurant Holdings LLC, Term
                                           Loan, 12/28/18                                          159,717
    871,622          5.25         B+/Ba3   PF Chang's China Bistro, Inc., Term
                                           Borrowing, 7/2/19                                       883,607
  1,049,725          4.75         BB-/B1   Wendy's International, Inc., Term
                                           Loan, 4/3/19                                          1,062,468
                                                                                            --------------
                                                                                            $    2,986,255
----------------------------------------------------------------------------------------------------------
                                           Education Services -- 0.0%+
    379,050          4.00          B+/B1   Bright Horizons Family Solutions, Inc.,
                                           Term B Loan, 1/14/20                             $      382,525
                                                                                            --------------
                                           Total Consumer Services                          $    6,870,842
----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.5%
                                           Advertising -- 0.1%
    498,750          0.00         B+/Ba3   Advantage Sales & Marketing LLC,
                                           2013 Term Loan (First Lien), 12/17/17            $      506,439
    423,938          4.75           B/B1   Getty Images, Inc., New Initial Term
                                           Loan, 9/17/19                                           430,864
                                                                                            --------------
                                                                                            $      937,303
----------------------------------------------------------------------------------------------------------
                                           Broadcasting -- 0.2%
    247,500          4.00        BB-/Ba2   Cequel Communications Holdings I LLC,
                                           Term Loan, 1/31/19                               $      250,149
    128,266          5.00        BB-/Ba3   Entercom Communications Corp., Term B
                                           Loan, 11/7/18                                           130,811
    746,250          4.00        BB-/Ba3   MCC Georgia LLC, Tranche G Term Loan,
                                           2/8/20                                                  755,578
    623,438          4.75           B/B1   NEP Broadcasting LLC, Refinanced
                                           New Term Loan (First Lien), 1/3/20                      630,451
    395,109          0.00        BB+/Ba1   Sinclair Broadcast Group, Inc., New
                                           Tranche B Term Loan, 10/29/16                           396,835
    372,188          0.00         NR/Ba3   Telesat Canada, U.S. Term B Loan,
                                           3/28/19                                                 375,675
    347,375          5.75          NR/NR   Truven Health Analytics, Inc., New
                                           Tranche B Term Loan, 5/23/19                            353,454

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 77

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Broadcasting -- (continued)
     98,318          3.50        BB-/Ba3   TWCC Holding Corp., Term Loan,
                                           2/11/17                                          $       99,813
                                                                                            --------------
                                                                                            $    2,992,766
----------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.1%
    371,250          4.00       BB+/Baa3   Charter Communications Operating
                                           LLC, Term D Loan, 3/28/19                        $      375,798
    650,000          3.25          NR/NR   Kabel Deutschland Vertrieb und
                                           Service GmbH, Facility F1, 2/1/19                       654,120
    298,496          6.25           B/B1   WideOpenWest LLC, Term Loan,
                                           4/18/18                                                 302,675
                                                                                            --------------
                                                                                            $    1,332,593
----------------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.1%
    569,301          4.75        BB-/Ba2   AMC Entertainment, Inc., Term B-3
                                           Loan, 2/7/18                                     $      574,209
    494,908          4.50        BB-/Ba2   Live Nation Entertainment, Inc., Term B
                                           Loan, 10/20/16                                          499,440
    493,750          5.25        BB-/Ba2   WMG Acquisition Corp., Initial Term
                                           Loan, 10/25/18                                          503,008
                                                                                            --------------
                                                                                            $    1,576,657
----------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.0%+
    142,308          0.00         B+/Ba3   Interactive Data Corp., Refinanced
                                           Term Loan, 2/11/18                               $      144,131
                                                                                            --------------
                                           Total Media                                      $    6,983,450
----------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.3%
                                           Apparel Retail -- 0.0%+
     59,511          5.75         BB/Ba3   Lord & Taylor LLC, Term Loan, 12/2/18            $       60,230
----------------------------------------------------------------------------------------------------------
                                           Home Improvement Retail -- 0.1%
  1,250,000          4.50           B/B1   Apex Tool Group LLC, Term Loan,
                                           2/1/20                                           $    1,269,531
----------------------------------------------------------------------------------------------------------
                                           Specialty Stores -- 0.1%
  1,000,000          3.75         BB-/B1   Michaels Stores, Inc., Term B Loan,
                                           1/16/20                                          $    1,012,079
----------------------------------------------------------------------------------------------------------
                                           Automotive Retail -- 0.1%
    548,620          3.75         BB/Ba1   Avis Budget Car Rental LLC, New
                                           Tranche B Term Loan, 3/15/19                     $      555,473
    498,750          6.25          B+/B1   Sequa Automotive Group, Term Loan,
                                           11/1/18                                                 504,257
    748,125          3.75          BB/NR   The Hertz Corp., Tranche B1 Term
                                           Loan, 3/11/18                                           759,502
                                                                                            --------------
                                                                                            $    1,819,232
                                                                                            --------------
                                           Total Retailing                                  $    4,161,072
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.1%
                                           Food Distributors -- 0.0%+
    249,375          5.75           B/B1   AdvancePierre Foods, Term Loan (First
                                           Lien), 6/17/17                                   $      253,427
----------------------------------------------------------------------------------------------------------
                                           Food Retail -- 0.1%
    625,000          5.75          NR/NR   Albertsons LLC, Term B Loan, 2/14/16             $      636,440
                                                                                            --------------
                                           Total Food & Staples Retailing                   $      889,867
----------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.4%
                                           Packaged Foods & Meats -- 0.4%
    498,750          5.00          B+/NR   Acosta, Inc., Term D Loan, 9/25/17               $      505,608
     74,063          4.00         BB/Ba1   B&G Foods, Inc., Tranche B Term
                                           Loan (2012), 11/30/18                                    75,220
    498,750          4.00           B/B1   Del Monte Foods Co., Initial Term
                                           Loan, 2/3/18                                            503,686
  1,600,000          0.00         BB-/NR   HJ Heinz Co., Term B2 Loan, 3/27/20                   1,615,664
    997,500          3.75         NR/Ba2   JBS USA LLC, Initial Term Loan,
                                           5/25/18                                               1,006,228
  1,042,985          4.75         B+/Ba3   Pinnacle Foods Finance LLC, Tranche E
                                           Term Loan, 9/16/18                                    1,053,974
                                                                                            --------------
                                                                                            $    4,760,380
                                                                                            --------------
                                           Total Food, Beverage & Tobacco                   $    4,760,380
----------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                                           Personal Products -- 0.0%+
    173,251          0.00          NR/NR   Monotronics International, Inc., Term B
                                           Loan, 3/23/18                                    $      171,518
    426,136          4.00         B+/Ba2   Revlon Consumer Products Corp.,
                                           Replacement Term Loan, 11/19/17                         433,327
                                                                                            --------------
                                                                                            $      604,845
                                                                                            --------------
                                           Total Household & Personal Products              $      604,845
----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                           Health Care Equipment -- 0.1%
  1,144,250          4.50       BBB-/Ba2   Hologic, Inc., Tranche B Term Loan,
                                           4/29/19                                          $    1,161,533
    371,062          5.50        BB-/Ba2   Kinetic Concepts, Inc., Dollar Term C-1
                                           Loan, 5/4/18                                            378,251
                                                                                            --------------
                                                                                            $    1,539,784
----------------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.0%+
    221,640          5.00        BB-/Ba3   Immucor, Inc., Term B-2 Loan, 8/19/18            $      223,684
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 79

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.3%
    600,000          5.00         B+/Ba3   BSN Medical GmbH & Co. KG, Facility
                                           B1A, 8/28/19                                     $      607,000
    748,125          4.00        BB-/Ba2   DaVita, Inc., Tranche B2 Term Loan,
                                           8/1/19                                                  756,834
  1,271,762          4.00         B+/Ba3   Emergency Medical Services Corp.,
                                           Initial Term Loan, 4/5/18                             1,279,393
     66,656          7.75           B/B2   inVentiv Health, Inc., Term B-3 Loan,
                                           6/24/18                                                  66,239
    746,292          6.75         B+/Ba3   MModal, Inc., Term B Loan, 8/17/19                      719,705
                                                                                            --------------
                                                                                            $    3,429,171
----------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 0.3%
     72,924          0.00        BB-/Ba3   Health Management Associates, Inc.,
                                           Replacement Term B Loan, 11/18/18 $                      73,621
    496,225          4.50          NR/NR   IASIS Healthcare LLC, Term B-2 Loan,
                                           5/3/18                                                  503,823
    723,188          5.25         B+/Ba3   Kindred Healthcare, Inc., Incremental
                                           Term Loan, 6/1/18                                       730,871
    498,750          2.71        BB-/Ba1   LifePoint Hospitals, Inc., Incremental
                                           Term Loan B, 7/24/17                                    502,802
    498,750          7.00          NR/NR   RegionalCare Hospital Partners, Inc.,
                                           Term Loan (First Lien 2013), 11/4/18                    507,478
    992,500          5.50          B+/B1   Select Medical Corp., Series A Tranche B
                                           Term Loan, 6/1/18                                       998,703
     98,250          5.50          B+/B1   Select Medical Holdings Corp., Tranche B
                                           Term Loan, 4/25/18                                       99,232
                                                                                            --------------
                                                                                            $    3,416,530
----------------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.1%
    750,000          5.00         B+/Ba3   Convatec, Inc., Dollar Term Loan,
                                           12/1/16                                          $      763,360
    644,430          5.00        BB-/Ba3   Emdeon, Inc., Term B-1 Loan, 11/2/18                    653,896
                                                                                            --------------
                                                                                            $    1,417,256
                                                                                            --------------
                                           Total Health Care Equipment & Services           $   10,026,425
----------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 0.4%
                                           Biotechnology -- 0.2%
    945,250          3.50          BB/B1   Alkermes, Inc., 2019 Term Loan,
                                           9/25/19                                          $      950,370
     97,995          5.50          BB/B2   Axcan Intermediate Holdings, Inc.,
                                           Term B-1 Loan, 2/11/17                                   98,975
    815,191          4.25        BB+/Ba2   Grifols, Inc., New U.S. Tranche B Term
                                           Loan, 6/4/17                                            824,725
    154,263          4.25       BBB-/Ba3   Warner Chilcott Corp., Additional
                                           Term B-1 Loan, 3/15/18                                  156,577
    354,376          4.25       BBB-/Ba3   Warner Chilcott Corp., Term B-1
                                           Loan, 3/3/18                                            359,692

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                      Value
----------------------------------------------------------------------------------------------------------
                                           Biotechnology -- (continued)
    125,573          4.25       BBB-/Ba3   Warner Chilcott Corp., Term B-2 Loan,
                                           3/17/18                                          $      127,457
    279,253          4.25       BBB-/Ba3   WC Luxco Sarl, Term B-3 Loan, 3/3/18                    283,442
                                                                                            --------------
                                                                                            $    2,801,238
----------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.2%
      8,650          4.00      BBB-/Baa3   Endo Health Solutions, Inc., Term Loan B
                                           2011, 6/18/18                                    $        8,713
    746,255          4.25          B+/B1   Par Pharmaceutical Companies, Inc.,
                                           Additional Term B-1 Loan, 9/28/19                       755,502
    541,957          3.50      BBB-/Baa2   RPI Finance Trust, 6.75 Year Term Loan
                                           (2012), 5/10/18                                         548,280
    643,584          4.00      BBB-/Baa2   RPI Finance Trust, New Term Loan,
                                           11/9/18                                                 648,411
    598,500          3.50          NR/NR   Valeant Pharmaceuticals International,
                                           Inc., Series C-1 Tranche B Term
                                           Loan, 12/11/19                                          604,407
    249,375          3.50       BBB-/Ba1   Valeant Pharmaceuticals International,
                                           Inc., Series D-1 Tranche B Term Loan,
                                           2/13/19                                                 251,930
                                                                                            --------------
                                                                                            $   12,817,243
                                                                                            --------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                  $    5,618,481
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.1%
                                           Thrifts & Mortgage Finance -- 0.1%
  1,225,000          5.00           B/B1   Ocwen Financial Corp., Initial Term Loan,
                                           1/15/18                                          $    1,246,438
                                                                                            --------------
                                           Total Banks                                      $    1,246,438
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.2%
                                           Other Diversified Financial Services -- 0.1%
  1,226,772          5.75          NR/B1   Fly Funding II Sarl, Term Loan, 8/9/18 $              1,243,640
     98,939          5.25         BB/Ba3   WorldPay, Facility B2A Term Loan, 8/6/17                 99,607
                                                                                            --------------
                                                                                            $    1,343,247
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.1%
    773,063          5.25           B/NR   DH Services Luxembourg Sarl, Term
                                           Loan, 12/18/19                                   $      780,954
    500,000          0.00         BB-/B1   ROC Finance LLC, New Term Loan B,
                                           3/27/19                                                 503,440
                                                                                            --------------
                                                                                            $    1,284,394
                                                                                            --------------
                                           Total Diversified Financials                     $    2,627,641
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 81

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 0.1%
                                           Life & Health Insurance -- 0.0%
    477,883          5.00         NR/Ba3   CNO Financial Group, Inc., Tranche B2
                                           Term Loan, 9/4/18                                $      485,947
----------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.0%+
    249,375          5.00          B-/B1   Alliant Insurance Services, Inc., Initial
                                           Term Loan, 12/7/19                               $      252,414
----------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.1%
  1,107,225          5.25          B-/B1   USI Insurance Services LLC, Initial Term
                                           Loan, 11/29/19                                   $    1,118,759
                                                                                            --------------
                                           Total Insurance                                  $    1,857,120
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.0%+
                                           Real Estate Services -- 0.0%+
    498,750          5.75         BB-/B1   Altisource Portfolio Solutions SA, Term B
                                           Loan, 11/1/19                                    $      508,102
                                                                                            --------------
                                           Total Real Estate                                $      508,102
----------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.2%
                                           IT Consulting & Other Services -- 0.1%
    995,000          4.50         BB/Ba3   Booz Allen Hamilton Holding Corp.,
                                           Initial Tranche B Term Loan, 7/10/19             $    1,010,422
----------------------------------------------------------------------------------------------------------
                                           Data Processing & Outsourced Services -- 0.1%
    995,000          4.25        BB+/Ba2   Genpact, Ltd., Term Loan, 8/17/19                $    1,010,754
    171,586          4.25         BB/Ba3   VeriFone Systems, Inc., Term B Loan,
                                           11/14/18                                                172,373
                                                                                            --------------
                                                                                            $    1,183,127
----------------------------------------------------------------------------------------------------------
                                           APPLICATION SOFTWARE -- 0.0%+
    247,688          8.50          B/Ba3   Expert Global Solutions, Inc., Term B
                                           Advance (First Lien), 3/13/18                    $      250,165
----------------------------------------------------------------------------------------------------------
                                           Systems Software -- 0.0%+
    619,659          4.00         NR/Ba2   Rovi Corp., Tranche B2 Term Loan,
                                           3/30/19                                          $      619,659
                                                                                            --------------
                                           Total Software & Services                        $    3,063,373
----------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                           Communications Equipment -- 0.2%
    497,500          6.75          B+/B1   Audio Visual Services Corp., Term Loan
                                           (First Lien), 10/11/18                           $      501,231
    248,101          3.75         BB/Ba3   CommScope, Inc., Tranche 2 Term Loan,
                                           1/14/18                                                 250,889
  1,689,080          4.00       BBB-/Ba3   Riverbed Technology, Inc., Term Loan,
                                           10/29/19                                              1,710,193
                                                                                            --------------
                                                                                            $    2,462,313
                                                                                            --------------
                                           Total Technology Hardware & Equipment            $    2,462,313
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.1%
                                           Semiconductor Equipment -- 0.0%+
    131,559          5.75         BB-/B1   Aeroflex, Inc., Tranche B Term Loan,
                                           4/25/18                                          $      134,135
     98,250          3.75       BBB-/Ba2   Sensata Technologies BV, Term Loan,
                                           4/29/18                                                  99,550
                                                                                            --------------
                                                                                            $      233,685
----------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.1%
    295,301          3.75         BB/Ba2   Microsemi Corp., Term Loan, 2/2/18               $      297,959
    486,325          4.25       BBB-/Ba2   Semtech Corp., B Term Loan, 2/21/17                     492,404
                                                                                            --------------
                                                                                            $      790,363
                                                                                            --------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                          $    1,024,048
----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.6%
                                           Integrated Telecommunication Services -- 0.5%
    750,000          0.00          B+/B1   Hargray Communications Group, Inc.,
                                           1st Lien Term Loan, 6/29/14                      $      752,812
    748,005          0.00       BB+/Baa3   tw telecom holdings, inc., Term B2 Loan,
                                           12/30/16                                                753,615
  2,205,000          0.00          NR/NR   Virgin Media Investment Holdings, Ltd.,
                                           2/6/20                                                2,196,731
  1,158,589          4.25         B+/Ba3   West Corp., Term B-8 Loan, 6/30/18                    1,178,864
    719,563          4.00       BB+/Baa3   Windstream Corp., Tranche B-3 Term
                                           Loan, 7/23/19                                           728,557
    748,125          3.50       BB+/Baa3   Windstream Corp., Tranche B-4 Term
                                           Loan, 1/8/20                                            756,541
                                                                                            --------------
                                                                                            $    6,367,120
----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.1%
    123,125          4.50          NR/NR   Cellular South, Inc., Term Loan, 7/27/17         $      124,664
    123,438          4.00         B+/Ba2   Crown Castle International Corp.,
                                           Tranche B Term Loan, 1/10/19                            125,042
    750,000          0.00         BB-/B1   Syniverse Holdings, Inc., Initial Term
                                           Loan (2013), 4/23/19                                    751,875
                                                                                            --------------
                                                                                            $    1,001,581
                                                                                            --------------
                                           Total Telecommunication Services                 $    7,368,701
----------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.3%
                                           Independent Power Producers & Energy Traders -- 0.3%
    270,628          5.00         BB+/NR   AES Corp. Virginia, 2013 Other Term
                                           Loan, 5/27/18                                    $      274,814
    772,500          4.00         BB-/B1   Calpine Corp., Term Loan, 9/27/19                       779,662
    891,189          3.25         NR/NR    NRG Energy, Inc., 2013 Term
                                           Loan, 7/1/18                                            904,446

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 83

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Independent Power Producers & Energy
                                           Traders -- (continued)
  1,381,538          4.75        BB+/Ba1   NSG Holdings LLC, New Term
                                           Loan, 11/15/19                                   $    1,405,714
    900,000          0.00        BB+/Ba2   Ruby Western Pipeline Holdings LLC,
                                           Term Loan, 3/27/20                                      912,375
                                                                                            --------------
                                                                                            $    4,277,011
                                                                                            --------------
                                           Total Utilities                                  $    4,277,011
----------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $92,007,372)                               $   93,444,072
----------------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH INVESTMENTS -- 6.6%
                                           Certificates of Deposit -- 3.0%
    950,000          0.56          NR/NR   Bank of Nova Scotia Houston, Floating
                                           Rate Note, 1/3/14                                $      951,647
  2,500,000          0.55          NR/NR   Bank of Nova Scotia Houston, Floating
                                           Rate Note, 7/19/13                                    2,502,175
  3,000,000          0.63          NR/NR   Bank of Nova Scotia Houston, Floating
                                           Rate Note, 9/17/13                                    3,006,525
  2,000,000          1.03        AA-/Aa2   Commonwealth Bank of Australia New
                                           York NY, Floating Rate Note, 6/14/13                  2,004,466
  6,490,000                        NR/NR   National Australia Funding Delaware,
                                           Inc., 0.0%, 4/1/13 (c)                                6,490,000
  6,455,000                      BBB+/A3   Nissan Motor Acceptance Corp.,
                                           0.0%, 4/5/13 (c)                                      6,454,785
  1,000,000          0.77        AA-/Aa3   Nordea Bank Finland Plc New York,
                                           Floating Rate Note, 1/27/14                           1,003,803
    300,000          0.74         AA-/NR   Nordea Bank Finland Plc New York,
                                           Floating Rate Note, 4/5/13                              300,014
    600,000          0.53          NR/NR   Royal Bank of Canada New York NY,
                                           Floating Rate Note, 5/29/13                             600,352
  1,550,000          0.49        AA-/Aa3   Royal Bank of Canada New York NY,
                                           Floating Rate Note, 9/3/13                            1,551,993
  3,450,000          1.10          NR/NR   Svenska Handelsbanken New York NY,
                                           Floating Rate Note, 7/17/14                           3,458,880
  2,000,000          0.30          NR/NR   Toronto-Dominion Bank New York,
                                           Floating Rate Note, 10/21/13                          2,000,468
    750,000          0.29          NR/NR   Toronto-Dominion Bank New York,
                                           Floating Rate Note, 5/15/13                             750,000
  7,000,000                    BBB+/Baa2   Tyco Electronics Group SA, 0.0%,
                                           4/1/13 (c)                                            7,000,000
  1,500,000          0.19          NR/NR   Wells Fargo Bank NA, Floating Rate
                                           Note, 9/13/13                                         1,499,329
    250,000          1.06          NR/NR   Westpac Banking Corp. New York,
                                           Floating Rate Note, 7/10/13                             250,553
                                                                                            --------------
                                                                                            $   39,824,990
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (b)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Repurchase Agreements -- 3.6%
 20,465,000                       NR/Aaa   Bank of Nova Scotia, Inc., 0.19%, dated
                                           3/28/13, repurchase price of
                                           $20,465,000 plus accrued interest on
                                           4/1/13 collateralized by $20,874,411
                                           Freddie Mac Giant, 3.5%, 6/1/42                  $   20,465,000
 27,265,000                       NR/Aaa   Deutschebank AG, 0.15%, dated
                                           3/28/13, repurchase price of
                                           $20,465,000 plus accrued interest on
                                           4/1/13 collateralized by $27,810,319
                                           U.S. Treasury Strip, 0.0-2.625%,
                                           8/15/13-2/15/35                                      27,265,000
                                                                                            --------------
                                                                                            $   47,730,000
----------------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $87,566,906)                               $   87,554,990
----------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 99.8%
                                           (Cost $1,308,858,089) (a)                        $1,315,882,975
----------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 0.2%               $    5,040,961
----------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                       $1,320,923,936
==========================================================================================================

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

REIT        Real Estate Investment Trust.

REMIC       Real Estate Mortgage Investment Conduits.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

+           Rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2013, the value of these securities amounted to $321,391,005 or 24.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 85

(a) At March 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,311,372,172 was as follows:

        Aggregate gross unrealized appreciation for all
          investments in which there is an excess of value
          over tax cost                                            $  7,577,038

        Aggregate gross unrealized depreciation for all
          investments in which there is an excess of tax cost
          over value                                                 (3,066,235)
                                                                   ------------
        Net unrealized appreciation                                $  4,510,803
                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the
year   ended   March   31,  2013  aggregated  $1,469,230,087  and  $638,780,975,
respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2013, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------
                                        Level 1  Level 2         Level 3  Total
-----------------------------------------------------------------------------------------
Asset Backed Securities                 $    --  $  323,879,465  $  --    $  323,879,465
Collateralized Mortgage Obligations          --     411,874,759     --       411,874,759
Corporate Bonds                              --     254,367,072     --       254,367,072
U.S. Government and Agency Obligations       --     100,608,404     --       100,608,404
Municipal Bonds                              --      44,154,213     --        44,154,213
Senior Floating Rate Loan Interests          --      93,444,072     --        93,444,072
Certificates of Deposit                      --      39,824,990     --        39,824,990
Repurchase Agreements                        --      47,730,000     --        47,730,000
-----------------------------------------------------------------------------------------
Total                                   $    --  $1,315,882,975  $  --    $1,315,882,975
=========================================================================================

During the year ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Statement of Assets and Liabilities | 3/31/13

ASSETS:
  Investment in securities (cost $1,308,858,089)                      $1,315,882,975
  Cash                                                                    11,080,973
  Receivables --
     Investment securities sold                                              257,642
     Fund shares sold                                                     39,571,345
     Interest                                                              2,478,844
  Other                                                                      109,287
-------------------------------------------------------------------------------------
         Total assets                                                 $1,382,136,066
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                  $   40,295,471
     Fund shares repurchased                                               7,385,301
     Dividends                                                               341,814
  Due to affiliates                                                          218,537
  Accrued expenses                                                           216,007
-------------------------------------------------------------------------------------
         Total liabilities                                            $   61,212,130
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                     $1,317,370,172
  Distributions in excess of net investment income                        (2,855,856)
  Accumulated net realized loss on investments and futures contracts        (615,266)
  Net unrealized appreciation on investments                               7,024,886
-------------------------------------------------------------------------------------
         Total net assets                                             $1,320,923,936
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $381,267,133/37,817,039 shares)                   $        10.08
  Class C (based on $330,828,383/32,849,981 shares)                   $        10.07
  Class K (based on $9,993/991 shares)                                $        10.08
  Class Y (based on $608,818,427/60,345,503 shares)                   $        10.09
MAXIMUM OFFERING PRICE:
  Class A ($10.08 (divided by) 97.5%)                                 $        10.34
=====================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 87

Statement of Operations

For the Year Ended 3/31/13

INVESTMENT INCOME:
  Interest                                                           $11,472,152
------------------------------------------------------------------------------------------------
         Total investment income                                                   $ 11,472,152
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 2,380,391
  Transfer agent fees and expenses
     Class A                                                              18,869
     Class C                                                              15,061
     Class Y                                                               7,292
  Distribution fees
     Class A                                                             396,625
     Class C                                                             724,251
  Shareholder communication expense                                      354,773
  Administrative reimbursement                                           206,972
  Custodian fees                                                         133,643
  Registration fees                                                      185,311
  Professional fees                                                      110,285
  Printing expense                                                        55,075
  Fees and expenses of nonaffiliated Trustees                             22,515
  Miscellaneous                                                          197,088
------------------------------------------------------------------------------------------------
     Total expenses                                                                $  4,808,151
------------------------------------------------------------------------------------------------
         Net investment income                                                     $  6,664,001
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                     $    59,045
     Futures contracts                                                    (1,251)  $     57,794
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $ 6,603,867
     Futures contracts                                                      (688)  $  6,603,179
------------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts                                    $  6,660,973
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $ 13,324,974
================================================================================================

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                                     5/2/11
                                                                                     (Commencement
                                                                   Year Ended        of Operations)
                                                                   3/31/13           to 3/31/12
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $    6,664,001    $    846,905
Net realized gain (loss) on investments, futures contracts,
  and foreign currency transactions                                        57,794          (7,898)
Change in net unrealized appreciation on investments, futures
  contracts, and foreign currency transactions                          6,603,179         421,707
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations         $   13,324,974    $  1,260,714
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.15 and $0.13 per share, respectively)            $   (2,922,161)   $   (293,801)
      Class C ($0.11 and $0.06 per share, respectively)                (1,648,303)        (54,609)
      Class K ($0.05 and $0.00 per share, respectively)                       (54)             --
      Class Y ($0.17 and $0.15 per share, respectively)                (5,907,023)       (583,991)
---------------------------------------------------------------------------------------------------
         Total distributions to shareowners                        $  (10,477,541)   $   (932,401)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $1,778,506,536    $202,547,654
Reinvestment of distributions                                           8,481,507         542,255
Cost of shares repurchased                                           (628,246,664)    (44,083,098)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                                  $1,158,741,379    $159,006,811
---------------------------------------------------------------------------------------------------
      Net increase in net assets                                   $1,161,588,812    $159,335,124
NET ASSETS:
Beginning of period                                                   159,335,124              --
---------------------------------------------------------------------------------------------------
End of period                                                      $1,320,923,936    $159,335,124
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   $   (2,855,856)   $    (77,816)
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 89

----------------------------------------------------------------------------------------------
                                   '13 Shares    '13 Amount        '12 Shares    '12 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                        51,554,654    $ 519,046,315      5,368,452   $  52,712,709
Reinvestment of distributions         267,063        2,690,174         23,987         239,674
Less shares repurchased           (18,809,955)    (189,556,502)      (587,162)     (5,869,255)
----------------------------------------------------------------------------------------------
   Net increase                    33,011,762    $ 332,179,987      4,805,277   $  47,083,128
==============================================================================================
Class C
Shares sold                        43,411,358    $ 436,864,772      1,684,145   $  15,038,604
Reinvestment of distributions         154,379        1,554,742          3,580          35,733
Less shares repurchased           (11,878,112)    (119,597,629)      (525,369)     (5,240,717)
----------------------------------------------------------------------------------------------
   Net increase                    31,687,625    $ 318,821,885      1,162,356   $   9,833,620
==============================================================================================
Class K*
Shares sold                               991    $      10,000             --   $          --
Reinvestment of distributions              --               --             --              --
Less shares repurchased                    --               --             --              --
----------------------------------------------------------------------------------------------
   Net increase                           991    $      10,000             --   $          --
==============================================================================================
Class Y
Shares sold                        81,639,780    $ 822,585,449     13,195,493   $ 134,796,341
Reinvestment of distributions         420,137        4,236,591         26,678         266,848
Less shares repurchased           (31,638,154)    (319,092,533)    (3,298,431)    (32,973,126)
----------------------------------------------------------------------------------------------
   Net increase                    50,421,763    $ 507,729,507      9,923,740   $ 102,090,063
==============================================================================================

*  Class K shares were first publicly offered on December 20, 2012.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Financial Highlights

-----------------------------------------------------------------------------------------------------------
                                                                                             5/2/11
                                                                                             (Commencement
                                                                                Year Ended   of Operations)
                                                                                3/31/13      to 3/31/12 (a)
-----------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $  10.02     $ 10.00
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                         $   0.13     $  0.12
  Net realized and unrealized gain on investments                                   0.08        0.03
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                           $   0.21     $  0.15
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                            (0.15)      (0.13)
-----------------------------------------------------------------------------------------------------------
Net increase in net asset value                                                 $   0.06     $  0.02
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  10.08     $ 10.02
===========================================================================================================
Total return*                                                                       2.14%       1.48%(b)
Ratio of net expenses to average net assets                                         0.72%       0.90% **
Ratio of net investment income to average net assets                                0.94%       1.45%**
Portfolio turnover rate                                                              101%         51%**
Net assets, end of period (in thousands)                                        $381,267     $48,160
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Total expenses                                                                     0.72%       1.03%**
 Net investment income                                                              0.94%       1.32%**
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       0.72%       0.90%**
 Net investment income                                                              0.94%       1.45%**
===========================================================================================================

(a)   Class A shares were first publicly offered on May 2, 2011.

(b)   Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 91

-----------------------------------------------------------------------------------------------------------
                                                                                             5/2/11
                                                                                             (Commencement
                                                                                Year Ended   of Operations)
                                                                                3/31/13      to 3/31/12 (a)
-----------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $  10.02     $ 10.00
-----------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                         $   0.09     $  0.05
  Net realized and unrealized gain on investments                                   0.07        0.03
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                           $   0.16     $  0.08
-----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                            (0.11)      (0.06)
-----------------------------------------------------------------------------------------------------------
Net increase in net asset value                                                 $   0.05     $  0.02
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  10.07     $ 10.02
===========================================================================================================
Total return*                                                                       1.61%       0.82%(b)
Ratio of net expenses to average net assets                                         1.03%       1.75%**
Ratio of net investment income to average net assets                                0.63%       0.52%**
Portfolio turnover rate                                                              101%         51%**
Net assets, end of period (in thousands)                                        $330,828     $11,643
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                                    1.03%       1.87%**
  Net investment income                                                             0.63%       0.40%**
Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                      1.03%       1.75%**
  Net investment income                                                             0.63%       0.52%**
===========================================================================================================

(a)   Class C shares were first publicly offered on May 2, 2011.

(b)   Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------
                                                                   12/20/12
                                                                   (Commencement
                                                                   of Operations)
                                                                   to 3/31/13 (a)
----------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $ 10.09
----------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                            $  0.03
  Net realized and unrealized gain on investments                     0.01
----------------------------------------------------------------------------------
Net increase in net assets from investment operations              $  0.04
----------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              (0.05)
----------------------------------------------------------------------------------
Net decrease in net asset value                                    $ (0.01)
----------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.08
==================================================================================
Total return*                                                         0.43%(b)
Ratio of net expenses to average net assets                           0.53%**
Ratio of net investment income to average net assets                  1.25%**
Portfolio turnover rate                                                101%**
Net assets, end of period (in thousands)                           $    10
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                      0.53%**
  Net investment income                                               1.25%**
Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                        0.53%**
  Net investment income                                               1.25%**
==================================================================================

(a)   Class K shares were first publicly offered on December 20, 2012.

(b)   Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 93

----------------------------------------------------------------------------------------
                                                                          5/2/11
                                                                          (Commencement
                                                             Year Ended   of Operations)
                                                             3/31/13      to 3/31/12 (a)
----------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  10.03     $ 10.00
----------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                      $   0.14     $  0.14
  Net realized and unrealized gain on investments                0.09        0.04
----------------------------------------------------------------------------------------
Net increase in net assets from investment operations        $   0.23     $  0.18
----------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         (0.17)      (0.15)
----------------------------------------------------------------------------------------
Net increase in net asset value                              $   0.06     $  0.03
----------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.09     $ 10.03
========================================================================================
Total return*                                                    2.35%       1.79%(b)
Ratio of net expenses to average net assets                      0.55%       0.67%**
Ratio of net investment income to average net assets             1.11%       1.72%**
Portfolio turnover rate                                           101%         51%**
Net assets, end of period (in thousands)                     $608,818     $99,533
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                 0.55%       0.80%**
  Net investment income                                          1.11%       1.59%**
Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                   0.55%       0.67%**
  Net investment income                                          1.11%       1.72%**
========================================================================================

(a)   Class Y shares were first publicly offered on May 2, 2011.

(b)   Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Notes to Financial Statements | 3/31/13

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (formerly known as Pioneer Multi-Asset Floating Rate Fund) (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Class K shares were first publicly offered on December 20, 2012. Class Z shares are offered effective April 1, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 95

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At March 31, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

     All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gain and loss at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 97

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2013, the Fund reclassified $363,156 to decrease paid-in capital, $1,035,500 to decrease distributions in excess of net investment income, and $672,344 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The Fund has elected to defer $615,225 of capital losses recognized between November 1, 2012 and March 31, 2013 to its fiscal year ending March 31, 2014.

     The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

     -------------------------------------------------------------------------
                                                            2013          2012
     -------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $10,477,541     $ 932,401
     -------------------------------------------------------------------------
         Total                                       $10,477,541     $ 932,401
     =========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2013:

     -------------------------------------------------------------------------
                                                                          2013
     -------------------------------------------------------------------------
     Distributable earnings:
     Post-October loss deferred                                    $ (615,225)
     Dividends payable                                               (341,814)
     Net unrealized appreciation                                    4,510,803
     -------------------------------------------------------------------------
          Total                                                    $3,553,764
     =========================================================================

98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $22,668 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2013.

F.   Class Allocations

     Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 99

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuations in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks and interest rate risk and currency exchange rate risk, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended March 31, 2013 was 3. There were no open futures contracts at March 31, 2013.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to January 1, 2012, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the year ended March 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.34% of the Fund's average daily net assets.

100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.15%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended March 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $76,393 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 70,201
Class C                                                                   35,617
Class Y                                                                  248,955
--------------------------------------------------------------------------------
    Total                                                               $354,773
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $109,578 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at March 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C shares. The fee for Class C

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 101 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Prior to July 1, 2012, the Fund paid PFD 0.25% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,566 in distribution fees payable to PFD at March 31, 2013.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C shares purchased prior to July 1, 2012 redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. For Class C shares purchased on or after July 1, 2012, no contingent deferred sales charge is charged. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2013, CDSCs of $89,438 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2013 was as follows:

---------------------------------------------------------------------------------------------
 Derivatives Not                                                               Change in
 Accounted for as                                                Realized      Unrealized
 Hedging Instruments                                             Loss on       Depreciation
 Under Accounting         Location of Gain or (Loss)             Derivatives   on Derivatives
 Standards Codification   on Derivatives Recognized              Recognized    Recognized
 (ASC) 815                in Income                              in Income     in Income
---------------------------------------------------------------------------------------------
 Futures Contracts        Net realized loss on futures contracts $(1,251)

 Futures Contracts        Change in net unrealized depreciation                $(688)
                          on futures contracts

102 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2013, the Fund had no borrowings under the credit facility.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Multi-Asset Ultrashort Income Fund
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Multi-Asset Ultrashort Income Fund (formerly, Pioneer Multi-Asset Floating Rate Fund) (one of the portfolios constituting Pioneer Series Trust X (the "Trust")) as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund (formerly, Pioneer Multi-Asset Floating Rate Fund) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP
Boston, Massachusetts
May 28, 2013

104 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 105 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund for the twelve months ended June 30, 2012

106 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in the Fund's peer group and considered the impact of the Fund's non-management fee expenses on the Fund's expense ratio. The Trustees noted that PIM had recently lowered the Fund's expense caps. The Trustees also noted the recent increase in the Fund's total net assets.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 107

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

108 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 109

Independent Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                           Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2011.     Chairman and Chief Executive Officer,          Director, Broadridge
Chairman of the Board        Serves until a          Quadriserv, Inc. (technology products for      Financial Solutions, Inc.
and Trustee                  successor trustee is    securities lending industry) (2008 -           (investor communications and
                             elected or earlier      present); private investor (2004 - 2008);      securities processing
                             retirement or removal.  and Senior Executive Vice President, The       provider for financial
                                                     Bank of New York (financial and securities      services industry) (2009 -
                                                     services) (1986 - 2004)                        present); Director,
                                                                                                    Quadriserv, Inc. (2005 -
                                                                                                    present); and Commissioner,
                                                                                                    New Jersey State Civil
                                                                                                    Service Commission (2011 -
                                                                                                    present)
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2011.     Managing Partner, Federal City Capital         Director of Enterprise
Trustee                      Serves until a          Advisors (corporate advisory services          Community Investment, Inc.
                             successor trustee is    company) (1997 - 2004 and 2008 - present);     (privately-held affordable
                             elected or earlier      Interim Chief Executive Officer, Oxford        housing finance company) (1985
                             retirement or removal.  Analytica, Inc. (privately held research and   - 2010); Director of Oxford
                                                     consulting company) (2010); Executive Vice     Analytica, Inc. (2008 -
                                                     President and Chief Financial Officer,         present); Director of The
                                                     I-trax, Inc. (publicly traded health care      Swiss Helvetia Fund, Inc.
                                                     services company) (2004 - 2007); and           (closed-end fund) (2010 -
                                                     Executive Vice President and Chief Financial   present); and Director of New
                                                     Officer, Pedestal Inc. (internet-based         York Mortgage Trust (publicly
                                                     mortgage trading company) (2000 - 2002)        traded mortgage REIT) (2004 -
                                                                                                    2009, 2012 - present)
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2011.     William Joseph Maier Professor of Political    Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present)   Funds Investment Trust and
                             successor trustee is                                                   Mellon Institutional Funds
                             elected or earlier                                                     Master Portfolio (oversaw 17
                             retirement or removal.                                                 portfolios in fund complex)
                                                                                                    (1989-2008)
----------------------------------------------------------------------------------------------------------------------------------

110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                           Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)    Trustee since 2011.     Founding Director, Vice President and          None
Trustee                      Serves until a          Corporate Secretary, The Winthrop Group,
                             successor trustee is    Inc. (consulting firm) (1982-present);
                             elected or earlier      Desautels Faculty of Management, McGill
                             retirement or removal.  University (1999 - present); and Manager of
                                                     Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)     Trustee since 2011.     President and Chief Executive Officer,         Director of New America High
Trustee                      Serves until a          Newbury, Piret & Company, Inc. (investment     Income Fund, Inc. (closed-end
                             successor trustee is    banking firm) (1981 - present)                 investment company) (2004 -
                             elected or earlier                                                     present); and member, Board
                             retirement or removal.                                                 of Governors, Investment
                                                                                                    Company Institute (2000 -
                                                                                                    2006)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 2011.     Senior Counsel, Sullivan & Cromwell LLP (law   Director, The Swiss Helvetia
Trustee                      Serves until a          firm) (1998 - present); and Partner, Sullivan  Fund, Inc. (closed-end
                             successor trustee is    & Cromwell LLP (prior to 1998)                 investment company); and
                             elected or earlier                                                     Director, Invesco, Ltd.
                             retirement or removal.                                                 (formerly AMVESCAP, PLC)
                                                                                                    (investment manager)
                                                                                                    (1997-2005)
----------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 111

Interested Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                           Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*     Trustee since 2011.     Non-Executive Chairman and a director of       None
Trustee, President and       Serves until a          Pioneer Investment Management USA Inc.
Chief Executive Officer      successor trustee is    ("PIM-USA"); Chairman and a director of
of the Fund                  elected or earlier      Pioneer; Chairman and Director of Pioneer
                             retirement or removal.  Institutional Asset Management, Inc. (since
                                                     2006); Director of Pioneer Alternative
                                                     Investment Management Limited (Dublin)
                                                     (until October 2011); President and a
                                                     director of Pioneer Alternative Investment
                                                     Management (Bermuda) Limited and affiliated
                                                     funds; Deputy Chairman and a director of
                                                     Pioneer Global Asset Management S.p.A.
                                                     ("PGAM") (until April 2010); Director of
                                                     Nano-C, Inc. (since 2003); Director of Cole
                                                     Management Inc. (2004 - 2011); Director of
                                                     Fiduciary Counseling, Inc. (until December
                                                     2011); President of all of the Pioneer
                                                     Funds; and Retired Partner, Wilmer Cutler
                                                     Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since 2011.     Director, CEO and President of PIM-USA         None
Trustee and Executive        Serves until a          (since February 2007); Director and
Vice President               successor trustee is    President of Pioneer and Pioneer
                             elected or earlier      Institutional Asset Management, Inc. (since
                             retirement or removal.  February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007);
                                                     Director of PGAM (2007 - 2010); Head of New
                                                     Europe Division, PGAM (2000 - 2005); Head of
                                                     New Markets Division, PGAM (2005 - 2007)
----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

Fund Officers

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and      Principal Occupation                           Other Directorships
Position Held with the Fund  Length of Service                                                      Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2011. Serves at   Vice President and Associate General Counsel   None
Secretary                    the discretion of the   of Pioneer since January 2008 and Secretary
                             Board.                  of all of the Pioneer Funds since June 2010;
                                                     Assistant Secretary of all of the Pioneer
                                                     Funds from September 2003 to May 2010; and
                                                     Vice President and Senior Counsel of Pioneer
                                                     from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2011. Serves at   Fund Governance Director of Pioneer since      None
Assistant Secretary          the discretion of the   December 2006 and Assistant Secretary of all
                             Board.                  the Pioneer Funds since June 2010; Manager -
                                                     Fund Governance of Pioneer from December
                                                     2003 to November 2006; and Senior Paralegal
                                                     of Pioneer from January 2000 to November
                                                     2003
----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2011. Serves at   Counsel of Pioneer since June 2007 and         None
Assistant Secretary          the discretion of the   Assistant Secretary of all the Pioneer Funds
                             Board.                  since June 2010; and Vice President and
                                                     Counsel at State Street Bank from October
                                                     2004 to June 2007
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2011. Serves at   Vice President - Fund Treasury of Pioneer;     None
Treasurer and Chief          the discretion of the   Treasurer of all of the Pioneer Funds since
Financial and Accounting     Board.                  March 2008; Deputy Treasurer of Pioneer from
Officer of the Fund                                  March 2004 to February 2008; and Assistant
                                                     Treasurer of all of the Pioneer Funds from
                                                     March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)        Since 2011. Serves at   Assistant Vice President - Fund Treasury of    None
Assistant Treasurer          the discretion of the   Pioneer; and Assistant Treasurer of all of
                             Board.                  the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)           Since 2011. Serves at   Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          the discretion of the   Pioneer; and Assistant Treasurer of all of
                             Board.                  the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 113

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                           Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2011. Serves at   Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          the discretion of the   of Pioneer since November 2008; Assistant
                             Board.                  Treasurer of all of the Pioneer Funds since
                                                     January 2009; and Client Service Manager -
                                                     Institutional Investor Services at State
                                                     Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2011. Serves at   Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     the discretion of the   all the Pioneer Funds since March 2010;
                             Board.                  Director of Adviser and Portfolio Compliance
                                                     at Pioneer since October 2005; and Senior
                                                     Compliance Officer for Columbia Management
                                                     Advisers, Inc. from October 2003 to October
                                                     2005
----------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2011. Serves at   Director--Transfer Agency Compliance of         None
Anti-Money Laundering        the discretion of the   Pioneer and Anti-Money Laundering Officer of
Officer                      Board.                  all the Pioneer Funds since 2006
----------------------------------------------------------------------------------------------------------------------------------

114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

                           This page for your notes.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13 115

                           This page for your notes.

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 25671-01-0513

                       Pioneer Absolute
                       Return Credit Fund

--------------------------------------------------------------------------------
                       Annual Report | March 31, 2013
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     RCRAX
                       Class C     RCRCX
                       Class Y     RCRYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         63

Notes to Financial Statements                                                70

Report of Independent Registered Public Accounting Firm                      82

Approval of Investment Advisory Agreement                                    84

Trustees, Officers and Service Providers                                     88

                 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*     Dividends are not guaranteed.

2 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 3

Portfolio Management Discussion | 3/31/13

Credit-sensitive bonds, led by high-yield corporates, delivered solid investment results during the 12 months ended March 31, 2013, after recovering from the effects of investor concerns about economic growth trends in Europe, China and the United States early in the period. In the following interview, Michael Temple, Andrew Feltus and Chin Liu discuss the factors that influenced the performance of Pioneer Absolute Return Credit Fund during the 12-month period ended March 31, 2013. Mr. Temple, a senior vice president and portfolio manager and Director of Fixed-Income Credit Research at Pioneer, and Mr. Feltus, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day implementation of the Fund's investment strategies. Mr. Liu, a quantitative research analyst at Pioneer, provides investment management support to Mr. Feltus and Mr. Temple in implementing the portfolio's hedging strategies.

Q    How did the Fund perform during the 12 months ended March 31, 2013?

A Pioneer Absolute Return Credit Fund's Class A shares returned 10.24% at net asset value during the 12 months ended March 31, 2013, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. Dollar 3-Month LIBOR Index, returned 0.43%. During the same 12-month period, the average return of the 298 mutual funds in Lipper's Absolute Return Funds category was 3.52%.

Q How would you describe the investment environment for the credit markets during the 12 months ended March 31, 2013?

A The past 12 months turned out to be a very good period for investing in credit-sensitive securities, especially high-yield corporates, after the market recovered from an early slump caused by a number of investor worries about global economic growth trends. The worries included concerns about the strength of the economy in the United States, slowing economic growth in China, and the lingering sovereign-debt problems in Europe. As a result of the concerns, high-yield and other perceived "riskier" asset classes fell out of favor and performed poorly during May of 2012.

     Market sentiment began to change as the summer wore on, however, and began to accelerate significantly in August 2012 when the new leader of the European Central Bank (ECB) declared that the ECB would do "whatever it takes" to protect the European Union and the euro currency. Shortly after that, the U.S. Federal Reserve Board (the Fed) announced its third round of quantitative easing in an effort to encourage lower long-term interest rates through the purchasing of agency mortgage-backed securities in the open market. Additionally, monetary authorities in China announced that they, too, were lowering short-term interest rates and easing credit conditions.

4 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

     The news of these measures buoyed the credit markets, and then the resurgence picked up even more momentum in the fourth quarter of 2012 when signs of economic strengthening appeared in China, where a new government took office and announced pro-growth policies. Strong economic growth trends in select emerging markets further encouraged investor confidence.

     Global economic data was somewhat mixed during the first quarter of 2013, the final three months of the 12-month period, but the markets reacted favorably when elections in Japan brought a new national government that favored more-stimulative economic policies. The government's reforms included a more accommodative monetary policy put forth by the Bank of Japan, to which a new president was appointed.

     In the United States, meanwhile, progress in the manufacturing and housing sectors strengthened the market's confidence. While investors did worry about how political disagreements in Washington over fiscal policy could affect the nation's economy, temporary measures agreed upon by Congress and the President calmed fears enough to allow the rally in credit-sensitive securities to continue through the end of the period. Investors appeared to take comfort from signs of increased austerity by the U.S. government at a time when the private sector seemed to be strengthening.

Q Which of your investment strategies were most beneficial for the Fund's performance during the 12 months ended March 31, 2013?

A The principal driver of the Fund's solid results during the period was our focus on the credit sectors within the fixed-income markets. Performance benefited the most from the portfolio's allocations to high-yield corporate bonds, floating-rate bank loans, emerging market securities, international high-yield bonds and convertible securities. As one might expect in an environment where credit-sensitive bonds performed quite well, the Fund's use of hedging techniques to manage downside risks in the portfolio ended up being a slight drag on overall returns during the 12-month period, even though the hedging positions did help to cushion the effects of periodic market downturns. For instance, during the market's downturn in May of 2012, the general high-yield debt market was down by -1.21%, but the hedge positions helped to limit the Fund's losses for that month to -0.08% (Class A shares at net asset value).

     As of March 31, 2013, the Fund had more than 30% of its net assets invested in domestic high-yield corporate bonds--the largest sector allocation in the portfolio. Other notable Fund allocations as of the end of the period included those to floating-rate bank loans (roughly 15% of net assets), emerging market debt (roughly 8%), international high-yield bonds (roughly 7%),

                 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 5 convertible bonds (roughly 7%), U.S. investment-grade corporate bonds (roughly 6%), and event-linked (catastrophe) bonds issued by insurance companies (roughly 5%).

Q    Could you describe how hedges are used in managing the Fund?

A The Fund's overall strategy is directed at seeking a positive return over an entire market cycle by investing in a broad portfolio of fixed-income securities. In addition to the Fund's investments in bonds and other securities, we also employ hedging techniques to help protect the portfolio's assets against the risks that come with investing in the fixed income markets. Such risks include portfolio exposure to credit sectors as well as from exposure to rising interest rates, which can undermine bond values.

     In managing the Fund, we use three layers of derivatives as part of our hedging tactics. Two of the hedges are used all the time, and the third is put into action during times of market stress. The first of the hedges uses futures contracts that "short" the equity market. This hedge layer is designed to profit during periods when the equity market, as represented by the Standard & Poor's 500 Index, declines. The second hedge layer uses volatility contracts, which are based on investors' attitudes about the direction and intensity of stock market trends. While the first two hedge layers were employed throughout the 12 months ended March 31, 2013, we also used the third hedge layer two different times during the period. The third hedge layer consists of investments in U.S. Treasury futures, and is designed to reduce the effects of extreme market stress on the portfolio. We used the third hedge layer early in the period when investors were fretting about the health of the global economy, and then used it again late in 2012 when the financial headlines were dominated by worries about how political infighting over U.S. budgetary policies might affect the domestic economy.

     Overall, the hedging techniques used during the period accomplished their main goal of reducing overall risk in the portfolio, despite their slightly negative effect on the Fund's otherwise very strong investment returns.

Q What were some of the individual investments that affected the Fund's results during the 12 months ended March 31, 2013, either from a positive or negative standpoint?

A The Fund received very good performance from many of its corporate bond holdings during the period, especially those in the financials sector, as investors recognized that many financial institutions have shored up their capital bases and now possess much stronger balance sheets than during the period leading up the market slump of 2008 and 2009. In particular, the portfolio's holding of a bond issued by Bank of America Merrill Lynch registered solid price appreciation during the period, in recognition that the company had a smaller debt load and greater

6 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 protections as a result of new financial industry regulations. Another corporate investment in the portfolio that performed very well during the period was a bond issued by Fage, a producer of Greek yogurt with operations in both the United States and Greece. Part of the bond's strong performance derived from the market's recognition that the company was not as vulnerable to problems in Greece as had been originally feared. Fund investments in the homebuilding industry also fared well during the period; most noteworthy in the homebuilding group was the performance of the debt of KB Home, which appreciated in value as the housing sector appeared to embark on a recovery.

     Despite the overall solid returns produced by credit-sensitive holdings, the Fund did own some disappointing investments during the period, including the convertible debt of James River Coal, which was hurt by weakening demand for coal. Fund positions in securities issued by information technology companies also underperformed during the period, as the entire sector fell out of favor with the market. Individual performance detractors in the portfolio from the information technology sector included bonds issued by Novellus Systems, a semiconductor equipment manufacturer, and by Nuance Communications, which specializes in the development of voice and language software.

Q    What is your investment outlook?

A We are taking a cautious look at the market, as we are very cognizant that downside risks can increase following periods of strong rallies in the credit sectors. With that said, we also believe that securities with some credit risk are likely to continue to outperform Treasuries. We think overall economic growth is likely to continue to be modest, which should allow the Fed as well as other major central banks to continue their accommodative, low-interest-rate policies. In the U.S., we anticipate that the Fed will continue its policy of quantitative easing. To be sure, values in the fixed-income market are not overly attractive at present, as yields have fallen and prices have risen in virtually all sectors. Yields on U.S. Treasury securities, in particular, currently are in negative territory after taking inflation into consideration (known as "real" yields), In addition, Treasury prices appear high.

     Going forward, we expect to continue to emphasize the credit sectors in the Fund's portfolio, but expect to proceed carefully, while watching for any signs of changes in the economic backdrop, or in investors' expectations for future market trends.

Please refer to the Schedule of Investments on pages 17-62 for a full listing of Fund securities.

                 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 7

All investments are subject to risk, including the possible loss of principal.

Pioneer Absolute Return Credit ("ARC") Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

8 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluc-tuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Absolute return funds are not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 9

Portfolio Summary | 3/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       35.2%
International Corporate Bonds                                              21.2%
Senior Secured Loans                                                       13.9%
Temporary Cash Investment                                                  13.4%
Convertible Corporate Bonds                                                 7.0%
Collateralized Mortgage Obligations                                         4.4%
Asset Backed Securities                                                     1.8%
U.S. Preferred Stocks                                                       1.4%
Municipal Bonds                                                             1.0%
Convertible Preferred Stocks                                                0.5%
Foreign Government Bonds                                                    0.2%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         0.1%
AA                                                                          0.7%
A                                                                           2.9%
BBB                                                                        10.8%
BB                                                                         26.9%
B                                                                          36.4%
Not Rated                                                                   9.3%
Cash Equivalents                                                            8.3%
CCC                                                                         4.6%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. City of Charlotte North Carolina, 5.6%, 7/1/27                         0.68%
--------------------------------------------------------------------------------
 2. Lam Research Corp., 1.25%, 5/15/18                                     0.65
--------------------------------------------------------------------------------
 3. Everglades Re, Ltd., Floating Rate Note, 4/30/14 (Cat Bond) (144A)     0.59
--------------------------------------------------------------------------------
 4. Shelf Drilling Holdings, Ltd., 8.625%, 11/1/18 (144A)                  0.52
--------------------------------------------------------------------------------
 5. Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)             0.51
--------------------------------------------------------------------------------
 6. PetroBakken Energy, Ltd., 8.625%, 2/1/20 (144A)                        0.48
--------------------------------------------------------------------------------
 7. j2 Global, Inc., 8.0%, 8/1/20                                          0.47
--------------------------------------------------------------------------------
 8. Cobalt International Energy, Inc., 2.625%, 12/1/19                     0.47
--------------------------------------------------------------------------------
 9. Drill Rigs Holdings, Inc., 6.5%, 10/1/17 (144A)                        0.46
--------------------------------------------------------------------------------
10. SanDisk Corp., 1.5%, 8/15/17                                           0.46
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Prices and Distributions | 3/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                         3/31/13                        3/31/12
--------------------------------------------------------------------------------
         A                           $10.04                          $9.63
--------------------------------------------------------------------------------
         C                           $10.02                          $9.61
--------------------------------------------------------------------------------
         Y                           $10.08                          $9.66
--------------------------------------------------------------------------------

Distributions per Share: 4/1/12-3/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment         Short-Term          Long-Term
       Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
         A             $0.5494                $   --             $   --
--------------------------------------------------------------------------------
         C             $0.4762                $   --             $   --
--------------------------------------------------------------------------------
         Y             $0.5833                $   --             $   --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 11

Performance Update | 3/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Absolute Return Credit Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                  Net Asset                      Public Offering
Period                            Value (NAV)                    Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                           5.40%                         2.92%
1 Year                            10.24                          5.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                                  Gross                          Net
--------------------------------------------------------------------------------
                                  1.66%                          1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Absolute           BofA Merrill Lynch U.S.
                           Return Credit Fund         Dollar 3-Month LIBOR Index
4/30/2011                  $ 9,550                    $10,000
3/31/2012                  $ 9,587                    $10,032
3/31/2013                  $10,569                    $10,075

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Performance Update | 3/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Absolute Return Credit Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                  If                             If
Period                            Held                           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                          4.55%                          4.55%
1 Year                            9.44%                          9.44%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                                  Gross                          Net
--------------------------------------------------------------------------------
                                  2.46%                          2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Absolute           BofA Merrill Lynch U.S.
                           Return Credit Fund         Dollar 3-Month LIBOR Index
4/30/2011                  $10,000                    $10,000
3/31/2012                  $ 9,953                    $10,032
3/31/2013                  $10,893                    $10,075

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 13

Performance Update | 3/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Absolute Return Credit Fund, compared to that of the Bank of America (BofA) Merrill Lynch U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2013)
--------------------------------------------------------------------------------
                                  If                             If
Period                            Held                           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(5/2/11)                           5.94%                          5.94%
1 Year                            10.69                          10.69
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                                  Gross                          Net
--------------------------------------------------------------------------------
                                  1.30%                          0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Absolute           BofA Merrill Lynch U.S.
                           Return Credit Fund         Dollar 3-Month LIBOR Index
5/31/2011                  $5,000,000                 $5,000,000
3/31/2012                  $5,047,246                 $5,016,143
3/31/2013                  $5,586,945                 $5,037,507

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Credit Fund

Based on actual returns from October 1, 2012, through March 31, 2013.

--------------------------------------------------------------------------------
Share Class                          A                  C                 Y
--------------------------------------------------------------------------------
Beginning Account                $1,000.00          $1,000.00         $1,000.00
Value on 10/1/12
--------------------------------------------------------------------------------
Ending Account Value             $1,047.81          $1,043.98         $1,050.49
(after expenses) on 3/31/13
--------------------------------------------------------------------------------
Expenses Paid                    $    6.13          $    9.94         $    4.35
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Absolute Return Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2012, through March 31, 2013.

--------------------------------------------------------------------------------
Share Class                           A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account                $1,000.00          $1,000.00         $1,000.00
Value on 10/1/12
--------------------------------------------------------------------------------
Ending Account Value             $1,018.95          $1,015.21         $1,020.69
(after expenses) on 3/31/13
--------------------------------------------------------------------------------
Expenses Paid                    $    6.04          $    9.80         $    4.28
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Schedule of Investments | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                   Floating    S&P/Moody's
 Principal         Rate (b)    Ratings
 Amount ($)        (unaudited) (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE CORPORATE BONDS -- 7.2%
                                              ENERGY -- 1.0%
                                              Oil & Gas Exploration & Production -- 0.6%
       200,000                     BB-/Ba3    Chesapeake Energy Corp., 2.25%,
                                              12/15/38                                            $       177,500
       150,000                     BB-/Ba3    Chesapeake Energy Corp., 2.5%,
                                              5/15/37                                                     143,719
       765,000                       NR/NR    Cobalt International Energy, Inc.,
                                              2.625%, 12/1/19                                             854,409
       100,000                       B-/NR    Stone Energy Corp., 1.75%,
                                              3/1/17 (144A)                                                91,875
                                                                                                  ---------------
                                                                                                  $     1,267,503
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage &
                                              Transportation -- 0.4%
       700,000                       NR/NR    Golar LNG, Ltd., 3.75%, 3/7/17                      $       706,720
-----------------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 0.0%+
       223,000                       CC/B2    James River Coal Co., 3.125%, 3/15/18               $        44,600
                                                                                                  ---------------
                                              Total Energy                                        $     2,018,823
-----------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.1%
                                              Steel -- 0.1%
       250,000                       BB/B1    United States Steel Corp., 2.75%, 4/1/19            $       252,812
                                                                                                  ---------------
                                              Total Materials                                     $       252,812
-----------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.5%
                                              Electrical Components & Equipment -- 0.1%
       100,000                        B/B2    General Cable Corp., 4.5%,
                                              11/15/29 (Step)                                     $       124,750
-----------------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.4%
       305,000                       NR/NR    Greenbrier Companies, Inc., 3.5%, 4/1/18            $       305,191
       550,000                       B-/NR    Meritor, Inc., 7.875%, 3/1/26 (144A)                        557,906
                                                                                                  ---------------
                                                                                                  $       863,097
                                                                                                  ---------------
                                              Total Capital Goods                                 $       987,847
-----------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.2%
                                              Homebuilding -- 0.2%
       400,000                        B/B2    KB Home, 1.375%, 2/1/19                             $       439,750
                                                                                                  ---------------
                                              Total Consumer Durables & Apparel                   $       439,750
-----------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.1%
                                              Casinos & Gaming -- 0.1%
       250,000                       B+/B3    MGM Resorts International,
                                              4.25%, 4/15/15                                      $       271,406
                                                                                                  ---------------
                                              Total Consumer Services                             $       271,406
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 17

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.1%
                                              Tobacco -- 0.1%
       200,000                   CCC+/Caa2    Alliance One International, Inc.,
                                              5.5%, 7/15/14                                       $       204,250
                                                                                                  ---------------
                                              Total Food, Beverage & Tobacco                      $       204,250
-----------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT &
                                              SERVICES -- 1.0%
                                              Health Care Equipment -- 0.6%
       550,000                       B+/NR    Hologic, Inc., 2.0%, 3/1/42 (Step)                  $       576,125
       700,000                       NR/NR    NuVasive, Inc., 2.75%, 7/1/17                               680,750
                                                                                                  ---------------
                                                                                                  $     1,256,875
-----------------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.4%
       550,000                       NR/NR    Molina Healthcare, Inc., 1.125%,
                                              1/15/20 (144A)                                      $       550,000
       300,000                       A-/NR    WellPoint, Inc., 2.75%, 10/15/42
                                              (144A)                                                      327,750
                                                                                                  ---------------
                                                                                                  $       877,750
                                                                                                  ---------------
                                              Total Health Care Equipment & Services              $     2,134,625
-----------------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 1.2%
                                              Biotechnology -- 0.7%
        50,000                       NR/NR    Corsicanto, Ltd., 3.5%, 1/15/32                     $        61,781
       130,000                       NR/NR    PDL BioPharma, Inc., 3.75%, 5/1/15                          155,675
       500,000                       NR/NR    Theravance, Inc., 2.125%, 1/15/23                           547,812
       500,000                       NR/NR    Vertex Pharmaceuticals, Inc.,
                                              3.35%, 10/1/15                                              599,062
                                                                                                  ---------------
                                                                                                  $     1,364,330
-----------------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.5%
       300,000                       NR/NR    Auxilium Pharmaceuticals, Inc.,
                                              1.5%, 7/15/18                                       $       303,750
       195,000                       NR/NR    Pacira Pharmaceuticals, Inc. Delaware,
                                              3.25%, 2/1/19 (144A)                                        265,688
       500,000                       NR/NR    Salix Pharmaceuticals, Ltd., 1.5%,
                                              3/15/19 (144A)                                              530,312
                                                                                                  ---------------
                                                                                                  $     1,099,750
                                                                                                  ---------------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                                     $     2,464,080
-----------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.1%
                                              Consumer Finance -- 0.1%
       115,000                       B+/NR    DFC Global Corp., 3.25%, 4/15/17
                                              (144A)                                              $       119,744
                                                                                                  ---------------
                                              Total Diversified Financials                        $       119,744
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.6%
                                              Internet Software & Services -- 0.2%
       355,000                       NR/NR    Blucora, Inc., 4.25%, 4/1/19 (144A)                 $       366,759
       100,000                       NR/NR    WebMD Health Corp., 2.5%, 1/31/18                            92,000
                                                                                                  ---------------
                                                                                                  $       458,759
-----------------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.4%
       175,000                       NR/NR    Mentor Graphics Corp., 4.0%, 4/1/31                 $       205,516
       500,000                      BB-/NR    Nuance Communications, Inc.,
                                              2.75%, 11/1/31                                              516,562
                                                                                                  ---------------
                                                                                                  $       722,078
                                                                                                  ---------------
                                              Total Software & Services                           $     1,180,837
-----------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                              Computer Storage & Peripherals -- 0.4%
       650,000                       BB/NR    SanDisk Corp., 1.5%, 8/15/17                        $       837,688
-----------------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.3%
       680,000                      BB+/NR    Vishay Intertechnology, Inc., 2.25%,
                                              5/15/41 (144A)                                      $       623,900
                                                                                                  ---------------
                                              Total Technology Hardware & Equipment               $     1,461,588
-----------------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 1.6%
                                              Semiconductor Equipment -- 0.7%
     1,125,000                   BBB-/Baa1    Lam Research Corp., 1.25%, 5/15/18                  $     1,200,234
       100,000                     BBB-/NR    Novellus Systems, Inc., 2.625%, 5/15/41                     136,062
                                                                                                  ---------------
                                                                                                  $     1,336,296
-----------------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.9%
       300,000                       A-/NR    Intel Corp., 2.95%, 12/15/35                        $       318,375
        30,000                       A-/A2    Intel Corp., 3.25%, 8/1/39                                   36,112
        55,000                       NR/NR    JA Solar Holdings Co., Ltd., 4.5%,
                                              5/15/13                                                      52,938
        50,000                       NR/NR    JinkoSolar Holding Co., Ltd., 4.0%,
                                              5/15/16 (144A)                                               30,000
       700,000                      BB+/NR    ON Semiconductor Corp., 2.625%,
                                              12/15/26                                                    793,188
       150,000                       NR/NR    ReneSola, Ltd., 4.125%, 3/15/18 (144A)                       76,500
       650,000                       NR/NR    SunPower Corp., 4.75%, 4/15/14                              650,000
                                                                                                  ---------------
                                                                                                  $     1,957,113
                                                                                                  ---------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                             $     3,293,409
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 19

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.0%+
                                              Integrated Telecommunication Services -- 0.0%+
       100,000                        B/NR    Ciena Corp., 0.875%, 6/15/17                        $        90,438
                                                                                                  ---------------
                                              Total Telecommunication Services                    $        90,438
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $14,623,511)                                  $    14,919,609
-----------------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 1.4%
                                              BANKS -- 0.5%
                                              Diversified Banks -- 0.2%
        12,250       6.50          A-/Baa1    US Bancorp, Floating Rate Note
                                              (Perpetual)                                         $       365,785
         6,000       6.00          A-/Baa1    US Bancorp, Floating Rate Note
                                              (Perpetual)                                                 167,040
                                                                                                  ---------------
                                                                                                  $       532,825
-----------------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 0.3%
         5,000       6.25            A-/NR    CoBank ACB, Floating Rate Note
                                              (Perpetual) (144A)                                  $       533,906
                                                                                                  ---------------
                                              Total Banks                                         $     1,066,731
-----------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.5%
                                              Other Diversified Financial Services -- 0.4%
        17,200       7.88           BB/Ba2    Citigroup Capital XIII, Floating Rate
                                              Note, 10/30/40                                      $       491,748
         7,750       8.12          CCC+/B3    GMAC Capital Trust I, Floating Rate
                                              Note, 2/15/40                                               210,800
         2,500                                Lorenz Re*                                          $       250,000
                                                                                                  ---------------
                                                                                                  $       952,548
-----------------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.1%
           100                     CCC+/B3    Ally Financial, Inc., 7.0%, 12/31/99
                                              (Perpetual) (144A)                                  $        98,900
                                                                                                  ---------------
                                              Total Diversified Financials                        $     1,051,448
-----------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.1%
                                              Property & Casualty Insurance -- 0.1%
         9,000       5.10         BBB/Baa1    The Allstate Corp., Floating Rate Note,
                                              1/15/53                                             $       235,620
                                                                                                  ---------------
                                              Total Insurance                                     $       235,620
-----------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.1%
                                              Integrated Telecommunication Services -- 0.1%
         4,400                   BBB-/Baa3    Qwest Corp., 7.375%, 6/1/51                         $       116,864
                                                                                                  ---------------
                                              Total Telecommunication Services                    $       116,864
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.3%
                                              Electric Utilities -- 0.3%
        25,000                      BB+/NR    PPL Capital Funding, Inc., 5.9%,
                                              4/30/73                                             $       630,500
                                                                                                  ---------------
                                              Total Utilities                                     $       630,500
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $2,974,700)                                   $     3,101,163
-----------------------------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED STOCKS -- 0.1%
                                              BANKS -- 0.1%
                                              Diversified Banks -- 0.1%
           100                    BBB+/Ba1    Wells Fargo & Co., 7.5% (Perpetual)                 $       128,875
                                                                                                  ---------------
                                              Total Banks                                         $       128,875
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE PREFERRED STOCKS
                                              (Cost $100,637)                                     $       128,875
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
-----------------------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 1.9%
                                              MATERIALS -- 1.0%
                                              Aluminum -- 0.4%
       174,110                       B+/B1    Bayview Financial Mortgage Pass-Through
                                              Trust 2007-B, 6.407%, 8/28/47 (Step)                $       178,870
       347,195       7.78            NR/B3    GE Mortgage Services LLC, Floating Rate
                                              Note, 3/25/27                                               343,874
       250,000       6.55            B-/B3    Security National Mortgage Loan Trust
                                              2007-1, Floating Rate Note, 4/25/37
                                              (144A)                                                      244,958
                                                                                                  ---------------
                                                                                                  $       767,702
-----------------------------------------------------------------------------------------------------------------
                                              Precious Metals & Minerals -- 0.0%+
        21,785                      BBB/NR    Mid-State Capital Trust 2010-1, 7.0%,
                                              12/15/45 (144A)                                     $        22,699
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 21

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Steel -- 0.6%
       672,498                       B+/B3    Accredited Mortgage Loan Trust 2003-3,
                                              5.21%, 1/25/34 (Step)                               $       642,442
        85,000       1.25           AA+/A3    Bear Stearns Asset Backed Securities I
                                              Trust 2004-BO1, Floating Rate Note,
                                              10/25/34                                                     80,473
       356,309       0.30         CCC/Caa3    Morgan Stanley Home Equity Loan Trust
                                              2007-2, Floating Rate Note, 4/25/37                         283,593
       234,629                     CC/Caa2    RASC Series 2003-KS5 Trust, 4.46%,
                                              7/25/33 (Step)                                              223,496
                                                                                                  ---------------
                                                                                                  $     1,230,004
                                                                                                  ---------------
                                              Total Materials                                     $     2,020,405
-----------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.1%
                                              Hotels, Resorts & Cruise Lines -- 0.1%
       202,269                       BB/NR    Westgate Resorts 2012-2 LLC, 9.0%,
                                              1/20/25 (144A)                                      $       205,999
                                                                                                  ---------------
                                              Total Consumer Services                             $       205,999
-----------------------------------------------------------------------------------------------------------------
                                              BANKS -- 0.5%
                                              Thrifts & Mortgage Finance -- 0.5%
       100,000                       BB/NR    CarNow Auto Receivables Trust 2012-1,
                                              6.9%, 11/15/16 (144A)                               $       100,218
        69,859                       BB/B2    Citicorp Residential Mortgage Trust
                                              Series 2006-1, 5.836%, 7/25/36 (Step)                        69,609
       114,347                      BB-/B1    Citicorp Residential Mortgage Trust
                                              Series 2006-1, 5.939%, 7/25/36 (Step)                       114,053
       125,000                       B-/B2    Citicorp Residential Mortgage Trust
                                              Series 2007-1, 5.892%, 3/25/37 (Step)                       123,476
        34,501       4.46          BB+/Ba1    Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 10/25/35                                 34,636
        79,169       0.37          NR/Caa2    Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 11/25/36 (144A)                          69,280
       100,000                      BBB/NR    HLSS Servicer Advance Receivables
                                              Backed Notes, 4.458%, 1/15/48 (144A)                        102,460
       145,527                      NR/Ba1    Leaf Receivables Funding 8 LLC, 5.5%,
                                              9/15/20 (144A)                                              129,563
       144,527       0.36          BB+/Ba1    RAMP Series 2006-RZ3 Trust, Floating
                                              Rate Note, 8/25/36                                          135,785
       200,000                        A/NR    STORE Master Funding LLC, 4.16%,
                                              3/20/43 (144A)                                              201,226
                                                                                                  ---------------
                                                                                                  $     1,080,306
                                                                                                  ---------------
                                              Total Banks                                         $     1,080,306
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.3%
                                              Other Diversified Financial Services -- 0.3%
        55,067                       BB/NR    Sierra Timeshare 2011-3 Receivables
                                              Funding LLC, 9.31%, 7/20/28 (144A)                  $        57,053
       500,000                       BB/NR    Springleaf Funding Trust 2013-A, 5.0%,
                                              9/15/21 (144A)                                              493,388
                                                                                                  ---------------
                                                                                                  $       550,441
                                                                                                  ---------------
                                              Total Diversified Financials                        $       550,441
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $3,829,893)                                   $     3,857,151
-----------------------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 4.6%
                                              CONSUMER SERVICES -- 0.1%
                                              Hotels, Resorts & Cruise Lines -- 0.1%
       227,000                      BB+/NR    Motel 6 Trust, 4.274%, 10/5/25 (144A)               $       228,499
                                                                                                  ---------------
                                              Total Consumer Services                             $       228,499
-----------------------------------------------------------------------------------------------------------------
                                              BANKS -- 3.5%
                                              Thrifts & Mortgage Finance -- 3.5%
       126,904                     BBB-/B3    Alternative Loan Trust 2004-2CB, 5.75%,
                                              3/25/34                                             $       125,054
       368,418       0.59          NR/Baa3    Bayview Commercial Asset Trust, Floating
                                              Rate Note, 1/25/36 (144A)                                   296,042
       317,345       0.51         AA+/Baa3    Bayview Commercial Asset Trust, Floating
                                              Rate Note, 8/25/35 (144A)                                   253,634
       139,741       2.49           A+/Ba1    Bear Stearns ALT-A Trust 2003-3, Floating
                                              Rate Note, 10/25/33                                         127,770
       100,000       5.21         NR/Baa2     Bear Stearns Commercial Mortgage
                                              Securities Trust 2005-PWR7, Floating Rate
                                              Note, 2/11/41                                               102,584
        46,735       5.61            B+/NR    CHL Mortgage Pass-Through Trust 2002-32,
                                              Floating Rate Note, 1/25/33                                  47,090
       200,000       5.03           NR/Aaa    Citigroup Commercial Mortgage Trust
                                              2005-EMG, Floating Rate Note,
                                              9/20/51 (144A)                                              203,114
       300,000       5.74          NR/Baa3    Citigroup Commercial Mortgage Trust
                                              2006-C4, Floating Rate Note, 3/15/49                        312,052
        73,209                     NR/Baa1    Citigroup Mortgage Loan Trust, Inc., 6.75%,
                                              8/25/34                                                      78,012
        88,501       0.38            A+/A1    COMM 2007-FL14 Mortgage Trust, Floating
                                              Rate Note, 6/15/22 (144A)                                    87,200
       100,000       5.77            NR/A2    COMM 2010-C1 Mortgage Trust, Floating
                                              Rate Note, 7/10/46 (144A)                                   117,499
       100,000                     NR/Baa3    COMM 2011-THL Mortgage Trust, 5.949%,
                                              6/9/28 (144A)                                               102,644

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 23

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
       100,000       4.86          NR/Baa3    COMM 2012-CCRE2 Mortgage Trust,
                                              Floating Rate Note, 8/15/45 (144A)                  $        97,685
       303,000       4.58        BBB-/Baa3    COMM 2012-CCRE4 Mortgage Trust,
                                              Floating Rate Note, 10/15/45 (144A)                         286,343
       200,000                       NR/NR    Extended Stay America Trust 2013-ESH MZ,
                                              7.625%, 12/5/19 (144A)                                      211,442
       350,000       5.15          BBB-/NR    GE Capital Commercial Mortgage Corp.,
                                              Floating Rate Note, 7/10/45 (144A)                          351,141
       200,000       3.80           NR/Ba2    GS Mortgage Securities Corp. II, Floating
                                              Rate Note, 11/8/29 (144A)                                   200,849
       100,000                       NR/NR    GS Mortgage Securities Corp. II, 4.209%,
                                              2/10/21 (144A)                                              100,890
       110,000       5.64          NR/Baa3    GS Mortgage Securities Trust 2012-GC6,
                                              Floating Rate Note, 1/10/45 (144A)                          113,991
        99,528       5.25           BB-/NR    GSR Mortgage Loan Trust 2005-AR4,
                                              Floating Rate Note, 7/25/35                                  97,891
       200,000       6.00            B-/NR    JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2007-LDP12, Floating
                                              Rate Note, 2/15/51                                          175,349
       257,107       2.98          NR/Caa1    JP Morgan Mortgage Trust 2005-A7,
                                              Floating Rate Note, 10/25/35                                245,533
       463,990       5.28            BB/NR    LB-UBS Commercial Mortgage Trust
                                              2006-C1, Floating Rate Note, 2/15/41                        465,936
       624,134       2.64          BB+/Ba1    MASTR Adjustable Rate Mortgages Trust
                                              2003-6, Floating Rate Note, 12/25/33                        610,807
       196,136       5.29            B-/B3    MASTR Adjustable Rate Mortgages Trust,
                                              Floating Rate Note, 1/25/35                                 188,700
       123,748                       B-/NR    MASTR Alternative Loan Trust 2004-6,
                                              6.0%, 7/25/34                                               125,859
       301,184                      D/Caa3    Merrill Lynch Mortgage Investors Trust
                                              Series 2006-AF1, 5.75%, 8/25/36                             247,851
        77,846       0.98         AA+/Baa1    MortgageIT Trust 2004-1, Floating Rate
                                              Note, 11/25/34                                               75,174
       300,000       6.70            NR/NR    New York Securitization Trust 2012-1,
                                              Floating Rate Note, 12/27/47 (144A)                         300,000
       300,000       4.45         BBB/Baa3    NorthStar 2012-1 Mortgage Trust, Floating
                                              Rate Note, 8/25/29 (144A)                                   305,015
       232,343                     NR/Baa3    RCMC LLC, 5.623%, 11/15/44 (144A)                           232,312
       203,245       1.60           B-/Ba1    RESI Finance LP, Floating Rate Note,
                                              9/10/35 (144A)                                              178,965
       200,000       5.30           BBB/NR    Springleaf Mortgage Loan Trust 2012-3,
                                              Floating Rate Note, 12/25/59 (144A)                         204,001
       137,493       1.70           A+/Ba3    Structured Asset Mortgage Investments
                                              Trust 2003-AR1, Floating Rate Note,
                                              10/19/33                                                    120,393

The accompanying notes are an integral part of these financial statements.

24 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
        19,548                     CC/Caa2    Structured Asset Securities Corp Trust
                                              2005-15, 6.0%, 8/25/35                              $        19,032
        30,000                       BB/B1    Timberstar Trust, 7.53%, 10/15/36 (144A)                     31,006
       100,000                      NR/Ba2    Wells Fargo Commercial Mortgage Trust,
                                              4.0%, 11/15/43 (144A)                                        78,620
        50,000                      AA-/NR    WFDB Commercial Mortgage Trust, 5.914%,
                                              7/5/24 (144A)                                                51,304
       100,000       5.47          NR/Baa3    WFRBS Commercial Mortgage Trust 2011-C2,
                                              Floating Rate Note, 2/15/44 (144A)                          104,307
        50,000       5.25          NR/Baa1    WFRBS Commercial Mortgage Trust 2011-C4,
                                              Floating Rate Note, 6/15/44 (144A)                           52,962
       200,000       4.50          BBB-/NR    WF-RBS Commercial Mortgage Trust, Floating
                                              Rate Note, 3/15/48                                          181,985
                                                                                                  ---------------
                                                                                                  $     7,308,038
                                                                                                  ---------------
                                              Total Banks                                         $     7,308,038
-----------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.7%
                                              Other Diversified Financial Services -- 0.3%
       113,538       5.45            NR/A2    DBUBS 2011-LC2 Mortgage Trust, Floating
                                              Rate Note, 7/10/44 (144A)                           $       129,724
       100,000       0.90          BBB+/A3    Morgan Stanley Capital I, Inc. Class C,
                                              Floating Rate Note, 12/15/20 (144A)                         97,568
        76,178       7.35           B+/Ba3    Morgan Stanley Capital I, Inc., Floating
                                              Rate Note, 7/15/32 (144A)                                    79,229
        84,552       2.64            A+/NR    Structured Adjustable Rate Mortgage Loan
                                              Trust, Floating Rate Note, 7/25/34                           83,849
       250,000                       NR/NR    Vericrest Opportunity Loan Transferee,
                                              6.414%, 2/26/52 (144A)                                      253,125
                                                                                                  ---------------
                                                                                                  $       643,495
-----------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.3%
       125,000       5.81           BB-/NR    COBALT CMBS Commercial Mortgage Trust
                                              2007-C3, Floating Rate Note, 5/15/46                $       140,036
       456,990                    BB+/Baa2    Spirit Master Funding LLC, 5.74%,
                                              3/20/25 (144A)                                              469,771
                                                                                                  ---------------
                                                                                                  $       609,807
-----------------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.0%+
        63,179       5.10           CCC/NR    GMACM Mortgage Loan Trust 2005-AR2,
                                              Floating Rate Note, 5/25/35                         $        62,042
-----------------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.1%
       145,520       5.72           BBB/NR    Banc of America Merrill Lynch Commercial
                                              Mortgage, Inc., Floating Rate Note,
                                              9/10/47 (144A)                                      $       151,651
                                                                                                  ---------------
                                              Total Diversified Financials                        $     1,466,995
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 25

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.3%
                                              Mortgage REITs -- 0.3%
        58,679       2.45          BBB-/B2    American Home Mortgage Investment
                                              Trust 2005-1, Floating Rate Note,
                                              6/25/45                                             $        55,022
       100,000       5.14           CCC/B3    Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              10/15/39 (144A)                                              92,773
       200,000       3.76            NR/NR    FREMF Mortgage Trust, Floating Rate
                                              Note, 2/25/45 (144A)                                        203,349
       175,000       4.04            NR/NR    FREMF Mortgage Trust, Floating Rate
                                              Note, 5/25/45 (144A)                                        169,888
                                                                                                  ---------------
                                                                                                  $       521,032
                                                                                                  ---------------
                                              Total Real Estate                                   $       521,032
-----------------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.0%+
                                              Government -- 0.0%+
       345,549       1.05            NR/NR    Government National Mortgage
                                              Association, Floating Rate Note, 3/16/53            $        29,418
                                                                                                  ---------------
                                              Total Government                                    $        29,418
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED MORTGAGE
                                              OBLIGATIONS
                                              (Cost $9,216,320)                                   $     9,553,982
-----------------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 57.9%
                                              ENERGY -- 11.6%
                                              Oil & Gas Drilling -- 1.7%
       845,000                        B/B3    Drill Rigs Holdings, Inc., 6.5%,
                                              10/1/17 (144A)                                      $       853,450
       400,000                   CCC+/Caa3    Ocean Rig UDW, Inc., 9.5%, 4/27/16
                                              (144A)                                                      420,000
       600,000                       B-/B3    Offshore Group Investment, Ltd., 7.5%,
                                              11/1/19 (144A)                                              636,000
       905,000                        B/B1    Shelf Drilling Holdings, Ltd., 8.625%,
                                              11/1/18 (144A)                                              959,300
       650,000                      BB-/B2    Unit Corp., 6.625%, 5/15/21                                 680,875
                                                                                                  ---------------
                                                                                                  $     3,549,625
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.9%
       280,000                       B+/B2    Basic Energy Services, Inc., 7.75%,
                                              10/15/22                                            $       288,400
       300,000                       B+/B2    Basic Energy Services, Inc., 7.75%,
                                              2/15/19                                                     306,750
       150,000                      BB/Ba3    Bristow Group, Inc., 6.25%, 10/15/22                        162,000
       100,000                       B+/B1    Calfrac Holdings LP, 7.5%, 12/1/20
                                              (144A)                                                      100,375

The accompanying notes are an integral part of these financial statements.

26 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- (continued)
       100,000                      B/Caa1    Forbes Energy Services, Ltd., 9.0%,
                                              6/15/19                                             $        97,000
       120,000                       B-/B3    Hiland Partners LP, 7.25%, 10/1/20
                                              (144A)                                                      131,100
       400,000                      BB-/B1    Key Energy Services, Inc., 6.75%, 3/1/21                    417,000
       245,000                        B/B3    Seitel, Inc., 9.5%, 4/15/19 (144A)                          245,919
                                                                                                  ---------------
                                                                                                  $     1,748,544
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 6.6%
       185,000                       B+/B2    Antero Resources Finance Corp.,
                                              6.0%, 12/1/20 (144A)                                $       193,325
       235,000                   CCC+/Caa1    Aurora USA Oil & Gas, Inc., 7.5%,
                                              4/1/20 (144A)                                               237,350
       650,000                       B-/B3    Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                      693,875
       100,000                       B-/B3    Chaparral Energy, Inc., 8.25%, 9/1/21                       113,250
       700,000                       B-/B3    Comstock Resources, Inc., 7.75%, 4/1/19                     738,500
       205,000                       B-/B3    Comstock Resources, Inc., 9.5%, 6/15/20                     224,475
       100,000                      BB+/B1    Concho Resources, Inc., 6.5%, 1/15/22                       109,000
       285,000                       BB/B1    Denbury Resources, Inc., 4.625%,
                                              7/15/23                                                     275,025
       225,000                        B/B2    EP Energy LLC, 7.75%, 9/1/22                                248,625
       100,000                        B/B2    EP Energy LLC, 9.375%, 5/1/20                               115,500
       590,000                     B-/Caa1    EPL Oil & Gas, Inc., 8.25%, 2/15/18
                                              (144A)                                                      625,400
       250,000                       B-/B3    EV Energy Partners LP, 8.0%, 4/15/19                        263,750
       685,000                       B-/B2    Forest Oil Corp., 7.5%, 9/15/20 (144A)                      722,671
       200,000                        B/NR    GeoPark Latin America, Ltd. Agencia
                                              en Chile, 7.5%, 2/11/20 (144A)                              208,000
       600,000                    CCC/Caa1    Goodrich Petroleum Corp., 8.875%,
                                              3/15/19                                                     621,000
       690,000                     CCC+/B3    Gulfport Energy Corp., 7.75%,
                                              11/1/20 (144A)                                              727,950
       120,000                     CCC+/B3    Halcon Resources Corp., 8.875%,
                                              5/15/21 (144A)                                              129,300
       400,000                     CCC+/B3    Halcon Resources Corp., 9.75%,
                                              7/15/20 (144A)                                              442,000
       250,000                       B-/B3    Kodiak Oil & Gas Corp., 5.5%,
                                              1/15/21 (144A)                                              261,875
       100,000                       B-/B3    Kodiak Oil & Gas Corp., 8.125%, 12/1/19                     113,000
       150,000                     B-/Caa1    Midstates Petroleum Co, Inc., 10.75%,
                                              10/1/20 (144A)                                              166,500
       100,000                       B+/NR    MIE Holdings Corp., 9.75%, 5/12/16
                                              (144A)                                                      107,750

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 27

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- (continued)
       400,000                       NR/NR    National JSC Naftogaz of Ukraine,
                                              9.5%, 9/30/14                                       $       410,480
       150,000                    BBB-/Ba1    Newfield Exploration Co., 5.625%, 7/1/24                    154,875
       800,000                     B-/Caa1    Northern Oil and Gas, Inc., 8.0%, 6/1/20                    834,000
       200,000                        B/B3    Oasis Petroleum, Inc., 6.875%, 1/15/23                      220,000
       175,000                       B-/B3    PDC Energy, Inc., 7.75%, 10/15/22
                                              (144A)                                                      185,500
       100,000                       B-/B3    Penn Virginia Corp., 7.25%, 4/15/19                          99,750
       860,000                   CCC+/Caa1    PetroBakken Energy, Ltd., 8.625%,
                                              2/1/20 (144A)                                               877,200
       300,000                     BB+/Ba1    QEP Resources, Inc., 5.25%, 5/1/23                          307,500
       140,000                     B-/Caa1    QR Energy LP, 9.25%, 8/1/20                                 148,400
        50,000                     CCC+/B3    Quicksilver Resources, Inc., 8.25%,
                                              8/1/15                                                       49,188
       400,000                      BB/Ba3    Range Resources Corp., 5.0%,
                                              3/15/23 (144A)                                              409,000
       290,000                       B-/B3    Samson Investment Co., 9.75%,
                                              2/15/20 (144A)                                              308,125
       700,000                       B-/B2    SandRidge Energy, Inc., 7.5%, 2/15/23                       726,250
       150,000                       B-/B3    Stone Energy Corp., 7.5%, 11/15/22                          163,875
       100,000                       B-/B3    Stone Energy Corp., 8.625%, 2/1/17                          108,000
       200,000                       B+/B3    Swift Energy Co., 7.875%, 3/1/22                            209,000
       420,000                   CCC+/Caa1    Talos Production LLC, 9.75%,
                                              2/15/18 (144A)                                              415,800
   CAD 620,000                        B/NR    Trilogy Energy Corp., 7.25%,
                                              12/13/19 (144A)                                             634,302
       100,000                        B/B3    W&T Offshore, Inc., 8.5%, 6/15/19                           108,750
                                                                                                  ---------------
                                                                                                  $    13,708,116
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Refining & Marketing -- 0.2%
       215,000                     BB+/Ba1    Tesoro Corp., 5.375%, 10/1/22                       $       224,138
        90,000                      BB-/B2    Western Refining, Inc., 6.25%,
                                              4/1/21 (144A)                                                92,025
                                                                                                  ---------------
                                                                                                  $       316,163
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage & Transportation -- 1.2%
       575,000                        B/B1    Copano Energy LLC, 7.125%, 4/1/21                   $       664,125
       200,000                   BBB-/Baa3    DCP Midstream Operating LP,
                                              4.95%, 4/1/22                                               218,355
       100,000       7.00        BBB-/Baa2    Enterprise Products Operating LLC,
                                              Floating Rate Note, 6/1/67                                  108,000
       105,000                        B/B1    Genesis Energy LP, 5.75%, 2/15/21
                                              (144A)                                                      108,412

The accompanying notes are an integral part of these financial statements.

28 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage &
                                              Transportation -- (continued)
 NOK 2,000,000       7.07            NR/NR    Golar LNG Partners LP, Floating Rate
                                              Note, 10/12/17                                      $       348,544
       200,000                       BB/B1    Inergy Midstream LP, 6.0%,
                                              12/15/20 (144A)                                             208,000
        61,000                      BB/Ba3    MarkWest Energy Partners LP, 6.25%,
                                              6/15/22                                                      65,728
       585,000                     BB+/Ba3    Sabine Pass Liquefaction LLC, 5.625%,
                                              2/1/21 (144A)                                               606,938
       100,000                   BBB-/Baa3    Sunoco Logistics Partners Operations LP,
                                              6.1%, 2/15/42                                               113,531
       100,000                   BBB-/Baa3    The Williams Companies, Inc., 7.75%,
                                              6/15/31                                                     124,593
                                                                                                  ---------------
                                                                                                  $     2,566,226
-----------------------------------------------------------------------------------------------------------------
                                              Coal & Consumable Fuels -- 1.0%
       325,000                        B/B2    Bumi Investment Pte, Ltd., 10.75%,
                                              10/6/17 (144A)                                      $       274,625
       250,000                       NR/B1    Indo Energy Finance II BV, 6.375%,
                                              1/24/23 (144A)                                              256,875
       250,000                     CCC+/B3    James River Coal Co., 7.875%, 4/1/19                        120,000
       700,000                        B/B3    Murray Energy Corp., 10.25%,
                                              10/15/15 (144A)                                             702,625
  EURO 400,000                       B-/NR    New World Resources NV, 7.875%,
                                              1/15/21 (144A)                                              461,574
       300,000                      BB-/B1    SunCoke Energy Partners LP, 7.375%,
                                              2/1/20 (144A)                                               315,750
                                                                                                  ---------------
                                                                                                  $     2,131,449
                                                                                                  ---------------
                                              Total Energy                                        $    24,020,123
-----------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 6.1%
                                              Commodity Chemicals -- 0.9%
       500,000                      BB/Ba3    Axiall Corp., 4.875%, 5/15/23 (144A)                $       508,750
       110,000                       B-/NR    Hexion US Finance Corp., 6.625%,
                                              4/15/20 (144A)                                              110,275
       700,000                     CCC+/B3    Hexion US Finance Corp., 8.875%,
                                              2/1/18                                                      724,500
       550,000                      BB-/B1    Rain CII Carbon LLC, 8.25%,
                                              1/15/21 (144A)                                              594,000
                                                                                                  ---------------
                                                                                                  $     1,937,525
-----------------------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- 0.2%
       125,000                      BB/Ba2    Celanese US Holdings LLC, 5.875%,
                                              6/15/21                                             $       136,250
       175,000                   CCC+/Caa1    INEOS Group Holdings SA, 8.5%,
                                              2/15/16 (144A)                                              177,625

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 29

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- (continued)
        90,000                        B/B2    Orion Engineered Carbons Bondco
                                              GmbH, 9.625%, 6/15/18 (144A)                        $       100,125
                                                                                                  ---------------
                                                                                                  $       414,000
-----------------------------------------------------------------------------------------------------------------
                                              Fertilizers & Agricultural Chemicals -- 0.1%
       200,000                     NR/Baa3    Phosagro OAO via Phosagro Bond
                                              Funding, Ltd., 4.204%, 2/13/18 (144A)               $       199,250
-----------------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 0.2%
       570,000                      BB-/B2    Tronox Finance LLC, 6.375%,
                                              8/15/20 (144A)                                      $       552,900
-----------------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.3%
       550,000                        B/NR    Cemex SAB de CV, 5.875%,
                                              3/25/19 (144A)                                      $       555,500
-----------------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.6%
       485,000                       B-/B3    AEP Industries, Inc., 8.25%, 4/15/19                $       527,438
       118,080                   CCC+/Caa1    ARD Finance SA, 11.125%, 6/1/18
                                              (144A) (PIK)                                                128,707
  EURO 100,000                     CCC+/B3    Ardagh Glass Finance Plc, 8.75%,
                                              2/1/20 (144A)                                               133,985
       200,000                      B+/Ba3    Ardagh Packaging Finance Plc, 4.875%,
                                              11/15/22 (144A)                                             197,500
  EURO 150,000                      B+/Ba3    Ardagh Packaging Finance Plc, 7.375%,
                                              10/15/17 (144A)                                             207,708
                                                                                                  ---------------
                                                                                                  $     1,195,338
-----------------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 0.5%
       200,000                      B+/Ba3    Cascades, Inc., 7.875%, 1/15/20                     $       215,000
       100,000                   CCC+/Caa2    Exopack Holding Corp., 10.0%, 6/1/18                         99,500
       340,000                        B/B3    Packaging Dynamics Corp., 8.75%,
                                              2/1/16 (144A)                                               355,725
       235,000                      BB-/B1    Sealed Air Corp., 5.25%, 4/1/23 (144A)                      235,881
       115,000                      BB-/B1    Sealed Air Corp., 6.875%, 7/15/33
                                              (144A)                                                      109,250
                                                                                                  ---------------
                                                                                                  $     1,015,356
-----------------------------------------------------------------------------------------------------------------
                                              Aluminum -- 0.1%
       150,000                   BBB-/Baa3    Alcoa, Inc., 6.15%, 8/15/20                         $       163,314
-----------------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 1.0%
       500,000                        B/B3    Global Brass & Copper, Inc., 9.5%,
                                              6/1/19 (144A)                                       $       553,750
       400,000                     BB+/Ba1    Gold Fields Orogen Holding BVI, Ltd.,
                                              4.875%, 10/7/20 (144A)                                      393,000
        75,000                      BB-/B1    KGHM International, Ltd., 7.75%,
                                              6/15/19 (144A)                                               78,750

The accompanying notes are an integral part of these financial statements.

30 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- (continued)
       100,000                    CCC/Caa2    Midwest Vanadium Pty, Ltd., 11.5%,
                                              2/15/18 (144A)                                      $        63,000
       400,000                     B-/Caa1    Mirabela Nickel, Ltd., 8.75%,
                                              4/15/18 (144A)                                              365,000
       100,000                     CCC+/B3    Molycorp, Inc., 10.0%, 6/1/20                                98,500
       265,000                      B/Caa1    Prince Mineral Holding Corp., 11.5%,
                                              12/15/19 (144A)                                             296,138
       200,000                      BB/Ba3    Vedanta Resources Plc, 8.25%,
                                              6/7/21 (144A)                                               228,000
                                                                                                  ---------------
                                                                                                  $     2,076,138
-----------------------------------------------------------------------------------------------------------------
                                              Gold -- 0.3%
       200,000                      BB/Ba3    Eldorado Gold Corp., 6.125%,
                                              12/15/20 (144A)                                     $       207,500
       380,000                      BB-/B1    IAMGOLD Corp., 6.75%, 10/1/20 (144A)                        365,750
                                                                                                  ---------------
                                                                                                  $       573,250
-----------------------------------------------------------------------------------------------------------------
                                              Steel -- 1.0%
       100,000                        B/B3    Essar Steel Algoma, Inc., 9.375%,
                                              3/15/15 (144A)                                      $        96,000
       500,000                      B/Caa1    Ferrexpo Finance Plc, 7.875%,
                                              4/7/16 (144A)                                               498,750
       320,000                        B/B3    JMC Steel Group, Inc., 8.25%,
                                              3/15/18 (144A)                                              339,200
       100,000                       NR/B3    Metinvest BV, 10.25%, 5/20/15 (144A)                        105,720
       500,000                       NR/B3    Metinvest BV, 8.75%, 2/14/18 (144A)                         511,500
       150,000                       B-/B3    Permian Holdings, Inc., 10.5%,
                                              1/15/18 (144A)                                              154,500
        95,000                     BB+/Ba2    Steel Dynamics, Inc., 5.25%,
                                              4/15/23 (144A)                                               96,306
       120,000                     BB+/Ba2    Steel Dynamics, Inc., 6.125%,
                                              8/15/19 (144A)                                              129,600
       120,000                     BB+/Ba2    Steel Dynamics, Inc., 6.375%,
                                              8/15/22 (144A)                                              129,600
                                                                                                  ---------------
                                                                                                  $     2,061,176
-----------------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.9%
       250,000                      BB/Ba2    Clearwater Paper Corp., 4.5%,
                                              2/1/23 (144A)                                       $       245,000
       500,000                       B+/B1    Grupo Papelero Scribe SA de CV,
                                              8.875%, 4/7/20 (144A)                                       486,250
       120,000                     BB+/Ba1    PH Glatfelter Co., 5.375%, 10/15/20                         125,700

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 31

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Paper Products -- (continued)
       400,000                      BB/Ba2    Sappi Papier Holding GmbH, 6.625%,
                                              4/15/21 (144A)                                      $       413,000
       630,000                     B-/Caa1    Unifrax I LLC, 7.5%, 2/15/19 (144A)                         648,900
                                                                                                  ---------------
                                                                                                  $     1,918,850
                                                                                                  ---------------
                                              Total Materials                                     $    12,662,597
-----------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 4.9%
                                              Aerospace & Defense -- 0.4%
       150,000                      BB/Ba2    Bombardier, Inc., 6.125%, 1/15/23
                                              (144A)                                              $       155,625
       465,000                       BB/B1    DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                    462,094
       150,000                   CCC+/Caa1    Silver II Borrower, 7.75%, 12/15/20
                                              (144A)                                                      159,750
                                                                                                  ---------------
                                                                                                  $       777,469
-----------------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.2%
       250,000                      BB-/B2    Gibraltar Industries, Inc., 6.25%,
                                              2/1/21 (144A)                                       $       265,000
        50,000                    BBB-/Ba3    Masco Corp., 5.95%, 3/15/22                                  56,242
       135,000                    BBB-/Ba3    Masco Corp., 7.125%, 3/15/20                                157,601
                                                                                                  ---------------
                                                                                                  $       478,843
-----------------------------------------------------------------------------------------------------------------
                                              Construction & Engineering -- 0.6%
       600,000                       B+/B2    Abengoa Finance SAU, 8.875%,
                                              11/1/17 (144A)                                      $       585,000
       150,000                       B+/B1    Empresas ICA SAB de CV, 8.375%,
                                              7/24/17 (144A)                                              160,500
       200,000                       B+/B1    Empresas ICA SAB de CV, 8.9%,
                                              2/4/21 (144A)                                               214,760
       200,000                      BB-/NR    OAS Investments GmbH, 8.25%,
                                              10/19/19 (144A)                                             215,000
                                                                                                  ---------------
                                                                                                  $     1,175,260
-----------------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 0.3%
  EURO 300,000                      B+/Ba2    Belden, Inc., 5.5%, 4/15/23 (144A)                  $       383,683
       200,000                        B/B3    Coleman Cable, Inc., 9.0%, 2/15/18                          216,500
       100,000                        B/B3    WireCo WorldGroup, Inc., 9.5%, 5/15/17                      104,500
                                                                                                  ---------------
                                                                                                  $       704,683
-----------------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.5%
       200,000                     BB-/Ba2    Boart Longyear Management Pty, Ltd.,
                                              7.0%, 4/1/21 (144A)                                 $       206,500
       100,000                       B-/NR    Cia Latinoamericana de Infraestructura
                                              & Servicios SA, 9.5%, 12/15/16                               66,750

The accompanying notes are an integral part of these financial statements.

32 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- (continued)
       500,000                       B+/B2    JB Poindexter & Co., Inc., 9.0%,
                                              4/1/22 (144A)                                       $       522,500
       150,000                     CCC+/B3    Park-Ohio Industries, Inc., 8.125%,
                                              4/1/21                                                      163,125
                                                                                                  ---------------
                                                                                                  $       958,875
-----------------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.7%
       200,000                        B/B2    Commercial Vehicle Group, Inc.,
                                              7.875%, 4/15/19                                     $       203,000
       350,000                      A/Baa1    Cummins, Inc., 5.65%, 3/1/98                                356,226
       400,000                     CCC+/B3    Navistar International Corp., 8.25%,
                                              11/1/21                                                     407,500
       450,000                       B+/B3    Terex Corp., 6.0%, 5/15/21                                  473,625
                                                                                                  ---------------
                                                                                                  $     1,440,351
-----------------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 1.2%
       400,000                       B-/B3    BC Mountain LLC, 7.0%, 2/1/21 (144A)                $       424,000
       275,000                        B/B2    Cleaver-Brooks, Inc., 8.75%,
                                              12/15/19 (144A)                                             296,656
       475,000                        B/B2    Constellation Enterprises LLC, 10.625%,
                                              2/1/16 (144A)                                               498,750
       100,000                      B/Caa2    Liberty Tire Recycling, 11.0%,
                                              10/1/16 (144A)                                               99,000
       400,000                   CCC+/Caa2    Mueller Water Products, Inc., 7.375%,
                                              6/1/17                                                      411,500
       200,000                       B+/NR    WPE International Cooperatief UA,
                                              10.375%, 9/30/20 (144A)                                     186,000
       598,000                        B/B3    Xerium Technologies, Inc., 8.875%,
                                              6/15/18                                                     572,585
                                                                                                  ---------------
                                                                                                  $     2,488,491
-----------------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 1.0%
       200,000                     BB+/Ba3    Aircastle, Ltd., 6.25%, 12/1/19                     $       218,500
       200,000                      BB+/NR    Aviation Capital Group Corp., 4.625%,
                                              1/31/18 (144A)                                              206,336
       200,000                      BB+/NR    Aviation Capital Group Corp., 6.75%,
                                              4/6/21 (144A)                                               222,411
       100,000                      BB+/NR    Aviation Capital Group Corp., 7.125%,
                                              10/15/20 (144A)                                             113,559
       220,000                        B/B2    Avis Budget Car Rental LLC, 5.5%,
                                              4/1/23 (144A)                                               219,450
  EURO 150,000                        B/B2    Avis Budget Finance Plc, 6.0%,
                                              3/1/21 (144A)                                               196,207
       175,000                       B+/B3    H&E Equipment Services, Inc., 7.0%,
                                              9/1/22 (144A)                                               192,500

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 33

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Trading Companies &
                                              Distributors -- (continued)
        97,000                       B-/B3    INTCOMEX, Inc., 13.25%, 12/15/14                    $        99,910
       600,000                      BB/Ba3    Rexel SA, 5.25%, 6/15/20 (144A)                             607,500
                                                                                                  ---------------
                                                                                                  $     2,076,373
                                                                                                  ---------------
                                              Total Capital Goods                                 $    10,100,345
-----------------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                              Diversified Support Services -- 0.6%
       100,000                      B/Caa1    ADS Tactical, Inc., 11.0%, 4/1/18 (144A)            $        99,250
       415,000                       B+/B1    Iron Mountain, Inc., 5.75%, 8/15/24                         414,481
       725,000                       B+/B3    NANA Development Corp., 9.5%,
                                              3/15/19 (144A)                                              734,062
                                                                                                  ---------------
                                                                                                  $     1,247,793
-----------------------------------------------------------------------------------------------------------------
                                              Security & Alarm Services -- 0.1%
       150,000                       B+/B1    The Geo Group, Inc., 5.125%,
                                              4/1/23 (144A)                                       $       151,500
                                                                                                  ---------------
                                              Total Commercial Services & Supplies                $     1,399,293
-----------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 1.4%
                                              Air Freight & Logistics -- 0.1%
       200,000                       B-/B1    CEVA Group Plc, 8.375%, 12/1/17
                                              (144A)                                              $       206,000
-----------------------------------------------------------------------------------------------------------------
                                              Airlines -- 0.2%
        33,609                     BB+/Ba2    Continental Airlines 1997-4 Class B
                                              Pass Through Trust, 6.9%, 1/2/17                    $        34,732
        49,861                     BB-/Ba1    Continental Airlines 2001-1 Class B
                                              Pass Through Trust, 7.373%, 12/15/15                         52,419
       400,000                     BB+/Ba3    Delta Air Lines 2010-1 Class B Pass
                                              Through Trust, 6.375%, 1/2/16                               417,000
                                                                                                  ---------------
                                                                                                  $       504,151
-----------------------------------------------------------------------------------------------------------------
                                              Marine -- 0.3%
       560,000                       B+/B3    Navios South American Logistics, Inc.,
                                              9.25%, 4/15/19                                      $       602,000
-----------------------------------------------------------------------------------------------------------------
                                              Trucking -- 0.7%
       650,000                     BB-/Ba3    Aeropuertos Dominicanos Siglo XXI SA,
                                              9.25%, 11/13/19                                     $       706,875
       150,000                   BBB-/Baa2    Asciano Finance, Ltd., 5.0%, 4/7/18
                                              (144A)                                                      164,556
       150,000                        B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                              5/1/18 (144A)                                               159,375
       100,000                        B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                              5/1/18 (144A)                                               106,250

The accompanying notes are an integral part of these financial statements.

34 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Trucking -- (continued)
       325,000                      BBB/A3    Transnet SOC, Ltd., 4.0%, 7/26/22
                                              (144A)                                              $       311,188
                                                                                                  ---------------
                                                                                                  $     1,448,244
-----------------------------------------------------------------------------------------------------------------
                                              Airport Services -- 0.1%
        91,000                       B-/B3    Aeropuertos Argentina 2000 SA,
                                              10.75%, 12/1/20 (144A)                              $        84,175
       100,000                        B/B2    Aguila 3 SA, 7.875%, 1/31/18 (144A)                         107,250
                                                                                                  ---------------
                                                                                                  $       191,425
                                                                                                  ---------------
                                              Total Transportation                                $     2,951,820
-----------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.5%
                                              Auto Parts & Equipment -- 0.2%
       400,000                      B/Caa1    International Automotive Components
                                              Group SA, 9.125%, 6/1/18 (144A)                     $       396,000
       100,000                       B+/B2    Pittsburgh Glass Works LLC, 8.5%,
                                              4/15/16 (144A)                                              101,750
                                                                                                  ---------------
                                                                                                  $       497,750
-----------------------------------------------------------------------------------------------------------------
                                              Tires & Rubber -- 0.2%
       200,000                      BB-/B2    Cooper Tire & Rubber Co., 8.0%,
                                              12/15/19                                            $       230,500
       210,000                       B+/B1    The Goodyear Tire & Rubber Co.,
                                              7.0%, 5/15/22                                               221,288
                                                                                                  ---------------
                                                                                                  $       451,788
-----------------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.1%
       100,000                        B/B1    Chrysler Group LLC, 8.25%, 6/15/21                  $       111,625
                                                                                                  ---------------
                                              Total Automobiles & Components                      $     1,061,163
-----------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 1.4%
                                              Home Furnishings -- 0.1%
       205,000                       B+/B3    Tempur-Pedic International, Inc., 6.875%,
                                              12/15/20 (144A)                                     $       218,838
-----------------------------------------------------------------------------------------------------------------
                                              Homebuilding -- 0.7%
       500,000                      BB-/B2    Brookfield Residential Properties, Inc.,
                                              6.5%, 12/15/20 (144A)                               $       535,000
       100,000                      NR/Ba3    Desarrolladora Homex SAB de CV, 9.5%,
                                              12/11/19 (144A)                                              85,500
        55,000                      NR/Ba3    Desarrolladora Homex SAB de CV, 9.75%,
                                              3/25/20 (144A)                                               47,025
       200,000                        B/B2    KB Home, 8.0%, 3/15/20                                      230,500
       245,000                     BB-/Ba3    Lennar Corp., 4.75%, 11/15/22 (144A)                        240,100
        95,000                      BB-/B1    The Ryland Group, Inc., 5.375%,
                                              10/1/22                                                      97,138

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 35

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Homebuilding -- (continued)
       200,000                       NR/B2    Urbi Desarrollos Urbanos SAB de CV,
                                              9.5%, 1/21/20 (144A)                                $       122,000
                                                                                                  ---------------
                                                                                                  $     1,357,263
-----------------------------------------------------------------------------------------------------------------
                                              Household Appliances -- 0.2%
       400,000                      BB+/NR    Arcelik AS, 5.0%, 4/3/23 (144A)                     $       398,811
-----------------------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- 0.4%
       425,000                   CCC+/Caa2    Reynolds Group Issuer, Inc., 8.25%,
                                              2/15/21                                             $       437,750
       330,000                   CCC+/Caa2    Reynolds Group Issuer, Inc., 9.875%,
                                              8/15/19                                                     361,762
                                                                                                  ---------------
                                                                                                  $       799,512
-----------------------------------------------------------------------------------------------------------------
                                              Leisure Products -- 0.0%+
  EURO 100,000                    CCC/Caa2    Heckler & Koch GmbH, 9.5%,
                                              5/15/18 (144A)                                      $       113,150
                                                                                                  ---------------
                                              Total Consumer Durables & Apparel                   $     2,887,574
-----------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 1.3%
                                              Casinos & Gaming -- 0.5%
       395,000                    CCC/Caa3    Codere Finance Luxembourg SA, 9.25%,
                                              2/15/19 (144A)                                      $       284,400
  EURO 200,000       8.25           BB/Ba2    Lottomatica Group S.p.A., Floating Rate
                                              Note, 3/31/66 (144A)                                        268,687
       250,000                       B+/B3    MGM Resorts International, 6.75%,
                                              10/1/20 (144A)                                              265,000
       100,000                      BB-/B1    Scientific Games International, Inc.,
                                              9.25%, 6/15/19                                              110,125
                                                                                                  ---------------
                                                                                                  $       928,212
-----------------------------------------------------------------------------------------------------------------
                                              Hotels, Resorts & Cruise Lines -- 0.2%
       200,000                     CCC+/B2    Seven Seas Cruises S de RL LLC,
                                              9.125%, 5/15/19                                     $       216,500
       210,000                      B+/B3     Viking Cruises, Ltd., 8.5%, 10/15/22
                                              (144A)                                                      231,000
                                                                                                  ---------------
                                                                                                  $       447,500
-----------------------------------------------------------------------------------------------------------------
                                              Leisure Facilities -- 0.3%
  EURO 550,000                       B+/B3    Cirsa Funding Luxembourg SA, 8.75%,
                                              5/15/18 (144A)                                      $       689,316
-----------------------------------------------------------------------------------------------------------------
                                              Specialized Consumer Services -- 0.3%
       250,000                     BB-/Ba3    Coinstar, Inc., 6.0%, 3/15/19 (144A)                $       255,625
       260,000                      BB/Ba3    Sotheby's, 5.25%, 10/1/22 (144A)                            262,600
                                                                                                  ---------------
                                                                                                  $       518,225
                                                                                                  ---------------
                                              Total Consumer Services                             $     2,583,253
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              MEDIA -- 1.7%
                                              Advertising -- 0.2%
        90,000                        B/B3    MDC Partners, Inc., 11.0%,
                                              11/1/16 (144A)                                      $        99,900
       295,000                       B-/B3    MDC Partners, Inc., 6.75%,
                                              4/1/20 (144A)                                               297,950
                                                                                                  ---------------
                                                                                                  $       397,850
-----------------------------------------------------------------------------------------------------------------
                                              Broadcasting -- 1.2%
       475,000                      BB-/B1    CCO Holdings LLC, 5.75%,
                                              9/1/23 (144A)                                       $       476,188
       100,000                      BB-/B1    CCO Holdings LLC, 6.5%, 4/30/21                             105,750
       450,000                     CCC+/B3    Cumulus Media Holdings, Inc., 7.75%,
                                              5/1/19                                                      462,375
        67,213                   CCC+/Caa3    Intelsat Luxembourg SA, 11.5%, 2/4/17                        71,380
       350,000                   CCC+/Caa3    Intelsat Luxembourg SA, 7.75%,
                                              6/1/21 (144A)                                               356,125
  EURO 200,000                       B+/B1    Nara Cable Funding II, Ltd., 8.5%,
                                              3/1/20 (144A)                                               268,610
  EURO 100,000                       B+/B1    Nara Cable Funding, Ltd., 8.875%,
                                              12/1/18 (144A)                                              134,305
       325,000                       B+/B2    Quebecor Media, Inc., 5.75%, 1/15/23
                                              (144A)                                                      331,500
       150,000                       B+/B2    Univision Communications, Inc.,
                                              6.875%, 5/15/19 (144A)                                      160,500
       100,000                   CCC+/Caa2    Univision Communications, Inc., 8.5%,
                                              5/15/21 (144A)                                              108,000
                                                                                                  ---------------
                                                                                                  $     2,474,733
-----------------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.1%
       200,000                       BB/B1    Sirius XM Radio, Inc., 5.25%,
                                              8/15/22 (144A)                                      $       204,500
-----------------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.2%
       100,000                   CCC+/Caa1    Production Resource Group, Inc.,
                                              8.875%, 5/1/19                                      $        75,750
        75,000                       B-/B3    Regal Entertainment Group, 5.75%,
                                              2/1/25                                                       73,688
       190,000                     BB-/Ba2    WMG Acquisition Corp., 6.0%, 1
                                              /15/21 (144A)                                               199,025
                                                                                                  ---------------
                                                                                                  $       348,463
-----------------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.0%+
       100,000                       B-/B3    MPL 2 Acquisition Canco, Inc., 9.875%,
                                              8/15/18 (144A)                                      $       100,750
                                                                                                  ---------------
                                              Total Media                                         $     3,526,296
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 37

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.5%
                                              Department Stores -- 0.1%
       100,000                        B/NR    Grupo Famsa SAB de CV, 11.0%,
                                              7/20/15 (144A)                                      $       107,000
-----------------------------------------------------------------------------------------------------------------
                                              Apparel Retail -- 0.1%
       250,000                        B/B3    Brown Shoe Co., Inc., 7.125%, 5/15/19               $       263,750
-----------------------------------------------------------------------------------------------------------------
                                              Specialty Stores -- 0.3%
       600,000                       B-/B3    Radio Systems Corp., 8.375%,
                                              11/1/19 (144A)                                      $       634,500
                                                                                                  ---------------
                                              Total Retailing                                     $     1,005,250
-----------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 2.3%
                                              Soft Drinks -- 0.1%
       195,000                      BB/Ba2    Central American Bottling Corp.,
                                              6.75%, 2/9/22 (144A)                                $       212,306
-----------------------------------------------------------------------------------------------------------------
                                              Agricultural Products -- 0.5%
       240,000                      BB/Ba2    Cosan Luxembourg SA, 5.0%,
                                              3/14/23 (144A)                                      $       241,440
       750,000                        B/NR    Tonon Bioenergia SA, 9.25%, 1/24/20
                                              (144A)                                                      765,000
                                                                                                  ---------------
                                                                                                  $     1,006,440
-----------------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 1.5%
        75,000                        B/NR    Agrokor DD, 8.875%, 2/1/20 (144A)                   $        82,312
       550,000                        B/B1    Chiquita Brands International, Inc.,
                                              7.875%, 2/1/21 (144A)                                       576,812
       300,000                        B/B3    FAGE Dairy Industry SA, 9.875%,
                                              2/1/20 (144A)                                               329,250
       200,000                       B+/B2    Marfrig Holding Europe BV, 8.375%,
                                              5/9/18 (144A)                                               180,500
       200,000                       B+/B2    Marfrig Holding Europe BV, 9.875%,
                                              7/24/17 (144A)                                              195,000
       100,000                       B+/B2    Marfrig Overseas, Ltd., 9.5%, 5/4/20
                                              (144A)                                                       94,500
       500,000                        B/NR    MHP SA, 8.25%, 4/2/20 (144A)                                495,445
       400,000                       B+/B1    Minerva Luxembourg SA, 7.75%,
                                              1/31/23 (144A)                                              429,000
       360,000                      B/Caa1    Pilgrim's Pride Corp., 7.875%, 12/15/18                     389,250
       200,000                       B+/B1    Post Holdings, Inc., 7.375%, 2/15/22                        218,750
        70,000                       B+/B2    Wells Enterprises, Inc., 6.75%, 2/1/20
                                              (144A)                                                       73,850
                                                                                                  ---------------
                                                                                                  $     3,064,669
-----------------------------------------------------------------------------------------------------------------
                                              Tobacco -- 0.2%
       500,000                       B-/B3    Alliance One International, Inc.,
                                              10.0%, 7/15/16                                      $       528,125
                                                                                                  ---------------
                                              Total Food, Beverage & Tobacco                      $     4,811,540
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                              Personal Products -- 0.5%
       255,000                       B+/B2    Albea Beauty Holdings SA, 8.375%,
                                              11/1/19 (144A)                                      $       271,575
       750,000                   BBB-/Baa2    Avon Products, Inc., 5.0%, 3/15/23                          769,552
                                                                                                  ---------------
                                                                                                  $     1,041,127
                                                                                                  ---------------
                                              Total Household & Personal Products                 $     1,041,127
-----------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
                                              Health Care Equipment -- 0.3%
       250,000                       B+/B1    Accellent, Inc., 8.375%, 2/1/17                     $       265,625
       200,000                       BB/B2    Hologic, Inc., 6.25%, 8/1/20                                212,750
       150,000                       B+/B2    Physio-Control International, Inc.,
                                              9.875%, 1/15/19 (144A)                                      169,125
                                                                                                  ---------------
                                                                                                  $       647,500
-----------------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.1%
       100,000                      B/Caa1    ConvaTec Healthcare E SA, 10.5%,
                                              12/15/18 (144A)                                     $       111,250
       100,000                     B-/Caa1    Immucor, Inc., 11.125%, 8/15/19                             114,000
                                                                                                  ---------------
                                                                                                  $       225,250
-----------------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.2%
       400,000                   CCC+/Caa2    Gentiva Health Services, Inc., 11.5%,
                                              9/1/18                                              $       411,000
        75,000                   CCC+/Caa2    Rural Metro Corp., 10.125%, 7/15/19
                                              (144A)                                                       76,312
                                                                                                  ---------------
                                                                                                  $       487,312
-----------------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.7%
       350,000                       BB/B1    Aviv Healthcare Properties LP, 7.75%,
                                              2/15/19                                             $       376,250
       200,000                        B/B3    Capella Healthcare, Inc., 9.25%, 7/1/17                     216,500
       215,000                        B/B3    CHS, 7.125%, 7/15/20                                        233,275
       400,000                       B-/B3    Kindred Healthcare, Inc., 8.25%, 6/1/19                     397,000
       200,000                       B-/B3    Vanguard Health Holding Co. II LLC,
                                              7.75%, 2/1/19                                               214,000
                                                                                                  ---------------
                                                                                                  $     1,437,025
-----------------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.3%
       200,000                   CCC+/Caa1    Emdeon, Inc., 11.0%, 12/31/19                       $       230,500
       170,000                        B/B3    IMS Health, Inc., 6.0%, 11/1/20 (144A)                      177,225
       175,000                       B-/B3    MedAssets, Inc., 8.0%, 11/15/18                             191,188
                                                                                                  ---------------
                                                                                                  $       598,913
                                                                                                  ---------------
                                              Total Health Care Equipment & Services              $     3,396,000
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 39

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 0.8%
                                              Biotechnology -- 0.4%
       600,000                     B+/Caa2    Lantheus Medical Imaging, Inc., 9.75%,
                                              5/15/17                                             $       595,500
       130,000                       BB/B3    Warner Chilcott Co. LLC, 7.75%, 9/15/18                     138,938
                                                                                                  ---------------
                                                                                                  $       734,438
-----------------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.4%
       610,000                     B-/Caa1    Sky Growth Acquisition Corp., 7.375%,
                                              10/15/20 (144A)                                     $       645,075
        55,000                      BB-/B1    Valeant Pharmaceuticals International,
                                              6.375%, 10/15/20 (144A)                                      57,991
       155,000                      BB-/B1    VPI Escrow Corp., 6.375%, 10/15/20
                                              (144A)                                                      163,331
                                                                                                  ---------------
                                                                                                  $       866,397
                                                                                                  ---------------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                                     $     1,600,835
-----------------------------------------------------------------------------------------------------------------
                                              BANKS -- 2.4%
                                              Diversified Banks -- 1.7%
       500,000                     NR/Baa3    Banco de Bogota SA, 5.375%,
                                              2/19/23 (144A)                                      $       515,000
       400,000       6.25            BB/NR    Banco do Brasil SA, Floating Rate
                                              Note, 12/29/49 (Perpetual) (144A)                           394,000
       200,000                       NR/B1    Banco GNB Sudameris SA, 7.5%,
                                              7/30/22 (144A)                                              220,965
       300,000                   BBB-/Baa3    Bank of India London, 3.625%,
                                              9/21/18 (144A)                                              301,123
       250,000                      BBB/NR    BBVA Banco Continental SA, 5.0%,
                                              8/26/22 (144A)                                              263,125
       400,000                     NR/Baa2    BBVA Bancomer SA Texas, 6.5%,
                                              3/10/21 (144A)                                              454,000
       350,000                      NR/Ba3    CorpGroup Banking SA, 6.75%,
                                              3/15/23 (144A)                                              366,188
       300,000                   BBB+/Baa2    Intesa Sanpaolo S.p.A., 6.5%,
                                              2/24/21 (144A)                                              309,123
       100,000                      BBB/A3    Macquarie Bank, Ltd., 6.625%,
                                              4/7/21 (144A)                                               111,744
       250,000                      A/Baa1    Nordea Bank AB, 4.25%, 9/21/22 (144A)                       255,694
       300,000                   BBB-/Baa2    VTB Bank OJSC Via VTB Capital SA,
                                              6.95%, 10/17/22 (144A)                                      316,050
                                                                                                  ---------------
                                                                                                  $     3,507,012
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 0.7%
       250,000                        A/A2    HSBC Bank USA NA New York NY,
                                              6.0%, 8/9/17                                        $       292,993
       400,000       8.25         BBB/Baa3    PNC Financial Services Group, Inc.,
                                              Floating Rate Note, 5/29/49 (Perpetual)                     402,439
       150,000       6.75         BBB/Baa3    PNC Financial Services Group, Inc.,
                                              Floating Rate Note, 7/29/49 (Perpetual)                     171,561
       500,000                     BBB-/NR    UBS AG, 7.625%, 8/17/22                                     558,730
                                                                                                  ---------------
                                                                                                  $     1,425,723
-----------------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 0.0%+
       100,000                   BBB-/Baa2    Astoria Financial Corp., 5.0%, 6/19/17              $       107,086
                                                                                                  ---------------
                                              Total Banks                                         $     5,039,821
-----------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 6.7%
                                              Other Diversified Financial Services -- 3.9%
       500,000                       NR/NR    Caelus Re, Ltd., Floating Rate Note,
                                              4/7/17 (Cat Bond) (144A)                            $       500,000
       500,000       0.00           BB-/NR    Caelus Re, Ltd., Floating Rate Note,
                                              3/7/16 (Cat Bond) (144A)                                    499,600
       500,000       5.95            BB/B1    Citigroup, Inc., Floating Rate Note,
                                              12/29/49 (Perpetual)                                        518,750
       250,000     10.25            BB-/NR    Compass Re, Ltd., Floating Rate
                                              Note, 1/8/15 (Cat Bond) (144A)                              259,025
       250,000     11.25             B+/NR    Compass Re, Ltd., Floating Rate Note,
                                              1/8/15 (Cat Bond) (144A)                                    254,525
       500,000                       NR/NR    DTEK Finance Plc, 7.875%, 4/4/18
                                              (144A)                                                      491,849
       250,000       9.00            BB/NR    East Lane Re V, Ltd., Floating Rate
                                              Note, 3/16/16 (Cat Bond) (144A)                             270,225
       250,000       6.60           BB-/NR    Embarcadero Reinsurance, Ltd., Floating
                                              Rate Note, 8/4/14 (Cat Bond) (144A)                         254,225
     1,000,000                      BBB/NR    Fixed Income Trust Series 2013-A, 0.0%,
                                              10/15/97 (Step) (144A) (c)                                  590,748
       200,000       7.12         AA-/Baa1    General Electric Capital Corp., Floating
                                              Rate Note, 12/29/49 (Perpetual)                             232,613
       200,000                        A/A2    JPMorgan Chase & Co., 4.35%, 8/15/21                        220,635
       100,000       7.90          BBB/Ba1    JPMorgan Chase & Co., Floating Rate
                                              Note (Perpetual)                                            114,883
       500,000                       A-/NR    KKR Group Finance Co. II LLC, 5.5%,
                                              2/1/43 (144A)                                               481,535
       250,000       6.00            BB/NR    Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                                    252,175
       250,000       7.25            BB/NR    Lodestone Re, Ltd., Floating Rate
                                              Note, 1/8/14 (Cat Bond) (144A)                              252,400
       500,000       6.25            BB/NR    Lodestone Re, Ltd., Floating Rate
                                              Note, 5/17/13 (Cat Bond) (144A)                             501,800

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 41

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
       450,000                       BB/NR    Magnesita Finance, Ltd., 8.625%,
                                              4/29/49 (Perpetual) (144A)                          $       476,995
       250,000       7.50           BB-/NR    Queen Street IV Capital, Ltd., Floating
                                              Rate Note, 4/9/15 (Cat Bond) (144A)                         252,350
       250,000       8.50            B+/NR    Queen Street V Re, Ltd., Floating Rate
                                              Note, 4/9/15 (Cat Bond) (144A)                              256,525
       300,000       6.25            BB/NR    Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note, 6/6/13 (Cat
                                              Bond) (144A)                                                302,880
       250,000      10.75            NR/NR    Residential Reinsurance 2010, Ltd.,
                                              Floating Rate Note, 6/6/13 (Cat
                                              Bond) (144A)                                                253,525
       250,000                       NR/NR    Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                              (144A)                                                      250,000
       100,000       7.70           BBB/NR    Tiers Trust, Floating Rate Note,
                                              10/15/97 (144A)                                              65,626
       300,000                       NR/NR    Unison Ground Lease Funding LLC,
                                              5.78%, 3/16/20 (144A)                                       300,000
       250,000       2.90          BBB-/NR    Vita Capital V, Ltd., Floating Rate Note,
                                              1/15/17 (Cat Bond) (144A)                                   255,525
                                                                                                  ---------------
                                                                                                  $     8,108,414
-----------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 1.1%
       400,000                      BB/Ba3    Ausdrill Finance Pty, Ltd., 6.875%,
                                              11/1/19 (144A)                                      $       409,000
       500,000                     BBB-/WR    Cantor Fitzgerald LP, 7.875%,
                                              10/15/19 (144A)                                             519,826
       200,000                   CCC+/Caa1    Igloo Holdings Corp., 8.25%, 12/15/17
                                              (144A) (PIK)                                                206,500
       250,000       5.25           BB+/NR    Kibou, Ltd., Floating Rate Note, 2/16/15
                                              (Cat Bond) (144A)                                           258,725
       400,000                       B+/B2    Nationstar Mortgage LLC, 6.5%,
                                              7/1/21 (144A)                                               417,000
       400,000                        B/B1    Oxford Finance LLC, 7.25%, 1/15/18
                                              (144A)                                                      415,000
                                                                                                  ---------------
                                                                                                  $     2,226,051
-----------------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.1%
       150,000                    CCC/Caa1    Springleaf Finance Corp., 6.9%,
                                              12/15/17                                            $       150,750
       100,000                       NR/NR    Tarjeta Naranja SA, 9.0%, 1/28/17
                                              (144A)                                                       90,000
                                                                                                  ---------------
                                                                                                  $       240,750
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody Banks -- 0.4%
       250,000                        A/NR    Blackstone Holdings Finance Co. LLC,
                                              4.75%, 2/15/23 (144A)                               $       275,896
       250,000                        A/NR    Blackstone Holdings Finance Co. LLC,
                                              6.25%, 8/15/42 (144A)                                       283,925
       100,000                     BB+/Ba1    Neuberger Berman Group LLC, 5.625%,
                                              3/15/20 (144A)                                              104,750
       250,000                      BBB/NR    Prospect Capital Corp., 5.875%, 3/15/23                     250,474
                                                                                                  ---------------
                                                                                                  $       915,045
-----------------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 1.2%
       100,000       4.00          BB+/Ba2    Goldman Sachs Capital II, Floating Rate
                                              Note, 6/1/43                                        $        84,125
       500,000                    BBB/Baa3    Jefferies Group LLC, 5.125%, 1/20/23                        529,388
       150,000                     A-/Baa2    Merrill Lynch & Co., Inc., 5.0%, 2/3/14                     155,199
       200,000                   BBB+/Baa3    Merrill Lynch & Co., Inc., 7.75%, 5/14/38                   266,556
       250,000                   BBB+/Baa2    Morgan Stanley, 4.875%, 11/1/22                             265,028
       900,000                     NR/Baa3    Scottrade Financial Services, Inc.,
                                              6.125%, 7/11/21 (144A)                                      936,346
       150,000                       A-/A3    The Goldman Sachs Group, Inc.,
                                              5.25%, 7/27/21                                              169,960
                                                                                                  ---------------
                                                                                                  $     2,406,602
                                                                                                  ---------------
                                              Total Diversified Financials                        $    13,896,862
-----------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 6.8%
                                              Insurance Brokers -- 1.0%
       600,000                   CCC+/Caa2    Hub International, Ltd., 8.125%,
                                              10/15/18 (144A)                                     $       631,500
       700,000                   BBB-/Baa3    Ironshore Holdings US, Inc., 8.5%,
                                              5/15/20 (144A)                                              801,391
       500,000                    CCC/Caa2    Onex USI Acquisition Corp., 7.75%,
                                              1/15/21 (144A)                                              501,250
   GBP 100,000                      NR/Ba3    Towergate Finance Plc, 8.5%, 2/15/18
                                              (144A)                                                      158,720
                                                                                                  ---------------
                                                                                                  $     2,092,861
-----------------------------------------------------------------------------------------------------------------
                                              Life & Health Insurance -- 0.9%
       650,000                      B+/Ba3    CNO Financial Group, Inc., 6.375%,
                                              10/1/20 (144A)                                      $       691,438
       500,000                       B+/B1    Fidelity & Guaranty Life Holdings, Inc.,
                                              6.375%, 4/1/21 (144A)                                       510,000
       125,000       5.20        BBB+/Baa3    Prudential Financial, Inc., Floating Rate
                                              Note, 3/15/44                                               125,312
       400,000       5.88        BBB+/Baa3    Prudential Financial, Inc., Floating Rate
                                              Note, 9/15/42                                               426,000

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 43

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Life & Health Insurance -- (continued)
       165,000       5.88            NR/NR    Wilton Re Finance LLC, Floating Rate
                                              Note, 3/30/33 (144A)                                $       166,664
                                                                                                  ---------------
                                                                                                  $     1,919,414
-----------------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- 0.6%
       250,000                      BBB/A3    AXA SA, 8.6%, 12/15/30                              $       320,570
       500,000       6.46        BBB-/Baa1    AXA SA, Floating Rate Note
                                              (Perpetual) (144A)                                          496,250
       300,000                   BBB-/Baa3    Genworth Financial, Inc., 7.2%, 2/15/21                     349,500
                                                                                                  ---------------
                                                                                                  $     1,166,320
-----------------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 0.9%
       250,000                   BBB-/Baa3    Fidelity National Financial, Inc., 5.5%,
                                              9/1/22                                               $      283,799
       200,000                     NR/Baa3    First American Financial Corp., 4.3%,
                                              2/1/23                                                      208,145
       200,000                   BBB-/Baa2    OneBeacon US Holdings, Inc., 4.6%,
                                              11/9/22                                                     209,335
       110,000       7.51          BB+/Ba2    Sirius International Group, Ltd., Floating
                                              Rate Note (Perpetual) (144A)                                116,425
       400,000                   BBB-/Baa3    The Hanover Insurance Group, Inc.,
                                              7.625%, 10/15/25                                            467,148
       550,000       6.50         BBB-/Ba1    XL Group Plc, Floating Rate Note (Perpetual)                537,625
                                                                                                  ---------------
                                                                                                  $     1,822,477
-----------------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 3.4%
       250,000      14.00            B-/NR    Blue Fin, Ltd., Floating Rate Note,
                                              5/28/13 (Cat Bond) (144A)                           $       253,375
       250,000      10.00           NR/Ba2    Combine Re, Ltd., Floating Rate Note,
                                              1/7/15 (Cat Bond) (144A)                                    268,475
       250,000       0.00             B/NR    Everglades Re, Ltd., Floating Rate Note,
                                              3/28/16 (Cat Bond) (144A)                                   254,275
     1,000,000      17.75            B+/NR    Everglades Re, Ltd., Floating Rate Note,
                                              4/30/14 (Cat Bond) (144A)                                 1,092,400
       350,000       5.00           BB+/NR    Foundation Re III, Ltd., Floating Rate Note,
                                              2/25/15 (Cat Bond)                                          365,050
       250,000       5.75            BB/NR    Foundation Re III, Ltd., Floating Rate Note,
                                              2/3/14 (Cat Bond) (144A)                                    253,175
       250,000       6.00           BB+/NR    Longpoint Re, Ltd., Floating Rate Note,
                                              6/12/15 (Cat Bond) (144A)                                   260,450
       250,000      12.18             B/NR    Montana Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                                    246,000
       250,000       9.00            BB/NR    Mystic Re, Ltd., Floating Rate Note,
                                              3/12/15 (Cat Bond) (144A)                                   261,900
       250,000      12.00             B/NR    Mystic Re, Ltd., Floating Rate Note,
                                              3/12/15 (Cat Bond) (144A)                                   264,800

The accompanying notes are an integral part of these financial statements.

44 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Reinsurance -- (continued)
       250,000       8.71            B+/NR    Mythen Re, Ltd. Series 2012-2 Class A,
                                              Floating Rate Note, 1/5/17 (Cat
                                              Bond) (144A)                                        $       252,375
       250,000      11.94            B-/NR    Mythen Re, Ltd. Series 2012-2 Class A,
                                              Floating Rate Note, 11/10/16 (Cat
                                              Bond) (144A)                                                246,425
       250,000      11.22            NR/B2    Mythen, Ltd., Floating Rate Note, 5/7/15
                                              (Cat Bond) (144A)                                           265,275
       250,000      13.75            NR/NR    Pelican Re, Ltd., Floating Rate Note,
                                              4/13/15 (Cat Bond) (144A)                                   262,725
       250,000       6.75        BBB-/Baa3    Reinsurance Group of America, Inc.,
                                              Floating Rate Note, 12/15/65                                252,500
       250,000      12.75            NR/NR    Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16 (Cat
                                              Bond) (144A)                                                253,500
       250,000       8.00            BB/NR    Residential Reinsurance 2012, Ltd., Floating
                                              Rate Note, 6/6/16 (Cat Bond) (144A)                         263,475
       250,000      12.93            B-/NR    Successor X, Ltd. Class III-R3, Floating
                                              Rate Note, 1/7/14 (Cat Bond) (144A)                         251,100
       250,000      13.00            NR/NR    Successor X, Ltd. Class IV-AL3, Floating
                                              Rate Note, 2/25/14 (Cat Bond) (144A)                        251,150
       500,000       9.41             B/NR    Successor X, Ltd. Class IV-E3, Floating
                                              Rate Note, 2/25/14 (Cat Bond) (144A)                        502,450
       250,000      11.25            B-/NR    Successor X, Ltd., Floating Rate Note,
                                              11/10/15 (Cat Bond) (144A)                                  251,925
       250,000      16.75            NR/NR    Successor X, Ltd., Floating Rate Note,
                                              4/4/13 (Cat Bond) (144A)                                    250,550
       200,000                   BBB+/Baa2    Validus Holdings, Ltd., 8.875%, 1/26/40                     266,866
                                                                                                  ---------------
                                                                                                  $     7,090,216
                                                                                                  ---------------
                                              Total Insurance                                     $    14,091,288
-----------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.6%
                                              Diversified REITs -- 0.3%
       300,000                      B+/Ba3    CNL Lifestyle Properties, Inc., 7.25%,
                                              4/15/19                                             $       300,000
       250,000                    BBB/Baa2    Goodman Funding Pty, Ltd., 6.375%,
                                              4/15/21 (144A)                                              289,349
                                                                                                  ---------------
                                                                                                  $       589,349
-----------------------------------------------------------------------------------------------------------------
                                              Specialized REITs -- 0.3%
       250,000                   BBB-/Baa2    Hospitality Properties Trust, 5.0%,
                                              8/15/22                                             $       266,401
       100,000                      BB-/B1    Sabra Health Care LP, 8.125%, 11/1/18                       108,625
       150,000                    BBB/Baa2    Ventas Realty LP, 4.75%, 6/1/21                             166,701
                                                                                                  ---------------
                                                                                                  $       541,727
                                                                                                  ---------------
                                              Total Real Estate                                   $     1,131,076
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 45

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.7%
                                              Internet Software & Services -- 0.5%
       100,000                      BB/Ba3    Equinix, Inc., 7.0%, 7/15/21                        $       111,000
       805,000                       BB/B1    j2 Global, Inc., 8.0%, 8/1/20                               857,325
                                                                                                  ---------------
                                                                                                  $       968,325
-----------------------------------------------------------------------------------------------------------------
                                              Data Processing & Outsourced Services -- 0.2%
       100,000                     B-/Caa1    First Data Corp., 8.25%, 1/15/21 (144A)             $       104,000
       400,000                      BB/Ba3    WEX, Inc., 4.75%, 2/1/23 (144A)                             387,000
                                                                                                  ---------------
                                                                                                  $       491,000
                                                                                                  ---------------
                                              Total Software & Services                           $     1,459,325
-----------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                                              Communications Equipment -- 0.3%
       250,000                      BB+/B1    Brocade Communications Systems,
                                              Inc., 4.625%, 1/15/23 (144A)                        $       241,875
       260,000                        B/B3    CommScope, Inc., 8.25%, 1/15/19
                                              (144A)                                                      282,100
       100,000                       B+/B1    ViaSat, Inc., 6.875%, 6/15/20                               107,250
                                                                                                  ---------------
                                                                                                  $       631,225
-----------------------------------------------------------------------------------------------------------------
                                              Computer Hardware -- 0.1%
       185,000                      BB/Ba3    NCR Corp., 5.0%, 7/15/22 (144A)                     $       185,462
-----------------------------------------------------------------------------------------------------------------
                                              Computer Storage & Peripherals -- 0.1%
       200,000                     BB+/Ba1    Seagate HDD Cayman, 7.0%, 11/1/21                   $       217,000
-----------------------------------------------------------------------------------------------------------------
                                              Electronic Equipment Manufacturers -- 0.3%
       550,000                      BB-/B1    Viasystems, Inc., 7.875%, 5/1/19 (144A)             $       574,750
-----------------------------------------------------------------------------------------------------------------
                                              Electronic Manufacturing Services -- 0.1%
        85,000                     BB+/Ba1    Flextronics International, Ltd., 4.625%,
                                              2/15/20 (144A)                                      $        85,850
       145,000                     BB+/Ba1    Flextronics International, Ltd., 5.0%,
                                              2/15/23 (144A)                                              144,638
                                                                                                  ---------------
                                                                                                  $       230,488
                                                                                                  ---------------
                                              Total Technology Hardware & Equipment               $     1,838,925
-----------------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 0.5%
                                              Semiconductor Equipment -- 0.3%
       650,000                     B+/Caa1    MEMC Electronic Materials, Inc., 7.75%,
                                              4/1/19                                              $       601,250
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.2%
       445,000                        B/B2    Advanced Micro Devices, Inc., 7.5%,
                                              8/15/22 (144A)                                      $       403,838
                                                                                                  ---------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                             $     1,005,088
-----------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 2.4%
                                              Integrated Telecommunication Services -- 2.2%
       500,000                      BB/Ba2    CenturyLink, Inc., 6.45%, 6/15/21                   $       530,000
       150,000                      BB/Ba2    CenturyLink, Inc., 7.6%, 9/15/39                            145,500
       300,000                      BB/Ba2    CenturyLink, Inc., 7.65%, 3/15/42                           289,875
       578,000                        B/B1    Cincinnati Bell, Inc., 8.375%, 10/15/20                     601,120
       250,000                     BB-/Ba2    Frontier Communications Corp., 7.625%,
                                              4/15/24                                                     257,188
       500,000                     BB-/Ba2    Frontier Communications Corp., 8.75%,
                                              4/15/22                                                     556,250
       200,000                     BB-/Ba2    Frontier Communications Corp., 9.0%,
                                              8/15/31                                                     206,500
       155,000                      NR/Ba3    GTP Acquisition Partners I LLC, 7.628%,
                                              6/15/16 (144A)                                              172,242
       500,000                      BB-/NR    Lynx I Corp., 5.375%, 4/15/21 (144A)                        520,000
       150,000                     BB-/Ba3    MasTec, Inc., 4.875%, 3/15/23                               148,500
       200,000                        A/A2    Qtel International Finance, Ltd., 3.875%,
                                              1/31/28 (144A)                                              196,958
       125,000                    BBB/Baa2    Telefonica Emisiones SAU, 6.221%,
                                              7/3/17                                                      139,860
  EURO 200,000                      B+/Ba3    Telenet Finance III Luxembourg SCA,
                                              6.625%, 2/15/21 (144A)                                      267,328
       100,000                      BB-/B1    tw telecom holdings inc, 5.375%, 10/1/22                    104,250
       305,000                       B/Ba3    Windstream Corp., 7.5%, 6/1/22                              326,350
                                                                                                  ---------------
                                                                                                  $     4,461,921
-----------------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.2%
       150,000                        B/B3    Intelsat Jackson Holdings SA, 7.5%,
                                              4/1/21                                              $       166,875
       100,000                        B/B1    MetroPCS Wireless, Inc., 7.875%, 9/1/18                     109,250
       200,000                      BB/Ba3    VimpelCom Holdings BV, 7.504%,
                                              3/1/22 (144A)                                               222,560
                                                                                                  ---------------
                                                                                                  $       498,685
                                                                                                  ---------------
                                              Total Telecommunication Services                    $     4,960,606
-----------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 1.3%
                                              Electric Utilities -- 0.5%
       100,000                      CCC/NR    Cia de Transporte de Energia Electrica
                                              en Alta Tension Transener SA, 9.75%,
                                              8/15/21 (144A)                                      $        42,750

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 47

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Electric Utilities -- (continued)
       500,000       5.25          BBB+/A3    Electricite de France SA, Floating Rate
                                              Note, 1/29/49 (Perpetual) (144A)                    $       496,720
       150,000                   BBB+/Baa2    Enel Finance International NV, 5.125%,
                                              10/7/19 (144A)                                              159,142
        75,000       6.25        BBB-/Baa2    Southern California Edison Co., Floating
                                              Rate Note, 8/1/49 (Perpetual)                                82,521
       400,000                    CCC/Caa3    Texas Competitive Electric Holdings Co.
                                              LLC, 11.5%, 10/1/20 (144A)                                  299,000
                                                                                                  ---------------
                                                                                                  $     1,080,133
-----------------------------------------------------------------------------------------------------------------
                                              Gas Utilities -- 0.1%
       165,000                      NR/Ba2    AmeriGas Finance LLC, 7.0%, 5/20/22                 $       179,438
-----------------------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- 0.7%
       250,000       5.75           BB+/NR    East Lane Re, Ltd., Floating Rate Note,
                                              3/14/14 (Cat Bond) (144A)                           $       255,075
       100,000                       NR/B1    Inkia Energy, Ltd., 8.375%, 4/4/21 (144A)                   112,950
       400,000                        B/B1    InterGen NV, 9.0%, 6/30/17 (144A)                           393,000
       150,000                      BB-/B1    NRG Energy, Inc., 7.625%, 5/15/19                           162,000
       200,000                      BB-/B1    NRG Energy, Inc., 8.25%, 9/1/20                             225,750
       300,000                      BB-/B1    NRG Energy, Inc., 8.5%, 6/15/19                             329,250
                                                                                                  ---------------
                                                                                                  $     1,478,025
                                                                                                  ---------------
                                              Total Utilities                                     $     2,737,596
-----------------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 0.3%
                                              Government -- 0.3%
       500,000                       NR/NR    Brazil Minas SPE via State of Minas
                                              Gerais, 5.333%, 2/15/28                             $       550,000
                                                                                                  ---------------
                                              Total Government                                    $       550,000
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $116,909,229)                                 $   119,757,803
-----------------------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 0.2%
       100,000                     B-/Caa1    Provincia de Buenos Aires Argentina,
                                              10.875%, 1/26/21 (144A)                             $        69,000
       200,000                        B/B3    Ukraine Government International Bond,
                                              7.8%, 11/28/22 (144A)                                       202,500
       200,000                        B/B3    Ukraine Government International Bond,
                                              9.25%, 7/24/17 (144A)                                       216,520
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $494,421)                                     $       488,020
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 1.1%
                                              Municipal Airport -- 0.6%
     1,250,000                       NR/NR    City of Charlotte North Carolina, 5.6%,
                                              7/1/27                                              $     1,251,400
-----------------------------------------------------------------------------------------------------------------
                                              Municipal General -- 0.3%
       500,000                       AA/A2    JobsOhio Beverage System, 3.985%,
                                              1/1/29                                              $       512,780
        75,000                       AA/A2    JobsOhio Beverage System, 4.532%,
                                              1/1/35                                                       77,841
                                                                                                  ---------------
                                                                                                  $       590,621
-----------------------------------------------------------------------------------------------------------------
                                              Municipal Medical -- 0.1%
       100,000                      AA-/A1    Massachusetts Development Finance
                                              Agency, 5.25%, 4/1/37                               $       111,908
       150,000                        A/NR    New Hampshire Health & Education
                                              Facilities Authority, 6.5%, 1/1/41                          173,598
                                                                                                  ---------------
                                                                                                  $       285,506
-----------------------------------------------------------------------------------------------------------------
                                              Municipal Pollution -- 0.1%
       100,000                       B+/B1    County of York South Carolina, 5.7%,
                                              1/1/24                                              $        99,998
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $2,142,908)                                   $     2,227,525
-----------------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE
                                              LOAN INTERESTS -- 14.0%**
                                              ENERGY -- 0.9%
                                              Oil & Gas Drilling -- 0.4%
       400,000       0.00            NR/B3    Offshore Group Investment, Ltd., Term
                                              Loan, 3/28/19                                       $       403,000
       299,250       0.00           B+/Ba1    Shelf Drilling Holdings, Ltd., Term Loan,
                                              5/30/18                                                     302,242
                                                                                                  ---------------
                                                                                                  $       705,242
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment & Services -- 0.2%
       300,000       0.00           BB-/NR    American Petroleum Tankers Parent LLC,
                                              Term Loan, 9/15/19                                  $       300,750
        25,090       8.50          CCC+/B3    FTS International Services LLC, Term Loan,
                                              5/6/16                                                       23,908
                                                                                                  ---------------
                                                                                                  $       324,658
-----------------------------------------------------------------------------------------------------------------
                                              Integrated Oil & Gas -- 0.0%+
        65,580       4.50         BBB/Baa2    Glenn Pool Oil & Gas Trust, Term Loan,
                                              6/1/16                                              $        65,908
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration & Production -- 0.3%
       200,000       5.75          BB-/Ba3    Chesapeake Energy Corp., Term Loan,
                                              12/2/17                                             $       206,536

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 49

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- (continued)
       265,000       5.00           B+/Ba3    EP Energy LLC, Tranche B-1 Loan,
                                              5/24/18                                             $       268,431
       200,000       6.00             B/B1    Samson Investment Co., Initial Term
                                              Loan (Second Lien), 9/25/18                                 202,900
                                                                                                  ---------------
                                                                                                  $       677,867
                                                                                                  ---------------
                                              Total Energy                                        $     1,773,675
-----------------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 1.1%
                                              Commodity Chemicals -- 0.0%+
        49,501       4.25           BB-/B1    Taminco Global Chemical Corp., Tranche B-2
                                              Dollar Term Loan, 2/15/19                           $        50,089
-----------------------------------------------------------------------------------------------------------------
                                              Diversified Chemicals -- 0.1%
       133,650       6.50            NR/B1    Ineos Group Holdings, Ltd., Cash Dollar
                                              Term Loan, 5/4/18                                   $       135,947
        98,738       5.00            B+/B2    Univar, Term B Loan, 2/14/17                                 99,840
                                                                                                  ---------------
                                                                                                  $       235,787
-----------------------------------------------------------------------------------------------------------------
                                              Specialty Chemicals -- 0.2%
       399,000       4.50            NR/NR    PQ Corp., 2013 Term Loan, 8/7/17                    $       403,738
-----------------------------------------------------------------------------------------------------------------
                                              Metal & Glass Containers -- 0.3%
       399,000       4.50             B/B1    BWAY Holding Co., Initial Term Loan,
                                              8/31/17                                             $       404,237
       219,676       4.25             B/B1    Tank Holdings Corp., Initial Term Loan,
                                              6/8/19                                                      220,363
                                                                                                  ---------------
                                                                                                  $       624,600
-----------------------------------------------------------------------------------------------------------------
                                              Paper Packaging -- 0.1%
        98,250       6.50             B/B2    Exopack Holding Corp., Term Loan B,
                                              5/6/17                                              $        99,355
-----------------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.2%
       298,874       5.25          BB+/Ba1    Fortescue Metals Group, Ltd., Term Loan,
                                              9/18/17                                             $       302,770
       153,063       0.00            B+/B2    Preferred Sands Holding Co. LLC, Term B
                                              Loan, 12/15/16                                              143,113
        30,410       4.00          BB+/Ba1    SunCoke Energy, Inc., Tranche B Term Loan,
                                              7/26/18                                                      30,562
                                                                                                  ---------------
                                                                                                  $       476,445
-----------------------------------------------------------------------------------------------------------------
                                              Steel -- 0.2%
       124,375       8.75             B/B1    Essar Steel Algoma, Inc., Term Loan,
                                              9/12/14                                             $       127,484
       148,487       4.75            BB/B1    JMC Steel Group, Inc., Term Loan,
                                              2/15/17                                                     150,063
                                                                                                  ---------------
                                                                                                  $       277,547
                                                                                                  ---------------
                                              Total Materials                                     $     2,167,561
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 1.6%
                                              Aerospace & Defense -- 0.4%
       104,000       3.75         BBB-/Ba2    DigitalGlobe, Inc., Term Loan, 1/25/20              $       105,341
       162,379       3.54           BB-/B2    Hunter Defense Technologies, Inc., Term
                                              Loan, 8/22/14                                               151,825
       448,875       5.25             B/B1    Sequa Corp., Initial Term Loan, 12/19/17                    456,543
                                                                                                  ---------------
                                                                                                  $       713,709
-----------------------------------------------------------------------------------------------------------------
                                              Building Products -- 0.2%
       109,450       5.75             B/B1    CPG International I, Inc., Term Loan,
                                              9/21/19                                             $       110,476
       249,438       6.00            B+/B2    Custom Building Products, Inc., Term
                                              Loan, 12/12/19                                              253,803
       124,688       4.25            B+/B1    Unifrax Corp., New Term B Loan, 12/31/19                    126,090
                                                                                                  ---------------
                                                                                                  $       490,369
-----------------------------------------------------------------------------------------------------------------
                                              Electrical Components & Equipment -- 0.1%
       248,125       7.00            NR/NR    Pelican Products, Inc., Term Loan (First
                                              Lien), 8/15/18                                      $       248,745
        49,750       6.00          BB-/Ba2    WireCo WorldGroup, Inc., Term Loan,
                                              4/13/17                                                      50,496
                                                                                                  ---------------
                                                                                                  $       299,241
-----------------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.3%
       300,000       0.00            NR/NR    Milacron LLC, Term Loan, 3/12/20                    $       303,000
       347,808       5.00            B+/B2    Pro Mach, Inc., Term Loan, 7/16/17                          352,155
                                                                                                  ---------------
                                                                                                  $       655,155
-----------------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery &
                                              Heavy Trucks -- 0.4%
       319,500       7.00           B+/Ba3    Navistar International Corp., Tranche B T
                                              erm Loan, 7/31/17                                   $       323,721
       147,758       4.50           NR/Ba2    Terex Corp., New US Term Loan, 4/28/17                      150,011
       332,767       5.75            B+/B2    Waupaca Foundry, Inc., Term Loan,
                                              6/29/17                                                     337,759
                                                                                                  ---------------
                                                                                                  $       811,491
-----------------------------------------------------------------------------------------------------------------
                                              Industrial Machinery -- 0.1%
       198,500       8.25           BB-/B3    Wastequip, Inc., Term Loan, 5/17/18                 $       199,492
-----------------------------------------------------------------------------------------------------------------
                                              Trading Companies & Distributors -- 0.1%
       234,413       4.50           B+/Ba3    WESCO International, Inc., Tranche B-1
                                              Loan, 12/4/19                                       $       237,020
                                                                                                  ---------------
                                              Total Capital Goods                                 $     3,406,477
-----------------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES &
                                              SUPPLIES -- 0.6%
                                              Commercial Printing -- 0.1%
       197,975       7.00          BB-/Ba3    Cenveo Corp., Term B Facility, 12/15/16             $       199,088
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 51

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Environmental & Facilities Services -- 0.3%
       400,000       0.00            NR/NR    ISS AS, New Term B Loan, 3/26/18                    $       402,376
       158,400       5.50            B+/B1    WCA Waste Corp., Term Loan, 3/23/18                         159,885
                                                                                                  ---------------
                                                                                                  $       562,261
-----------------------------------------------------------------------------------------------------------------
                                              Diversified Support Services -- 0.1%
       185,875      10.00            NR/NR    IAP Worldwide Services, Inc., Term Loan
                                              (First Lien), 12/31/15                              $       139,406
-----------------------------------------------------------------------------------------------------------------
                                              Security & Alarm Services -- 0.0%+
       124,688       4.50           BB/Ba1    Garda World Security Corp., Term B
                                              Loan, 10/24/19                                      $       126,441
-----------------------------------------------------------------------------------------------------------------
                                              Human Resource & Employment
                                              Services -- 0.1%
       210,254       5.00          BB-/Ba3    On Assignment, Inc., Initial Term B Loan,
                                              3/20/19                                             $       213,142
                                                                                                  ---------------
                                              Total Commercial Services & Supplies                $     1,240,338
-----------------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.3%
                                              Air Freight & Logistics -- 0.1%
       175,000       0.00           B-/Ba3    Ozburn-Hessey Logistics LLC, Term Loan
                                              (First Lien), 4/7/16                                $       175,875
-----------------------------------------------------------------------------------------------------------------
                                              Airlines -- 0.2%
       175,000       5.25           B+/Ba2    Delta Air Lines, Inc., Term B-1 Loan,
                                              9/28/18                                             $       178,008
       250,000       0.00          BB-/Ba2    United Air Lines, Inc., 3/12/19                             253,021
                                                                                                  ---------------
                                                                                                  $       431,029
-----------------------------------------------------------------------------------------------------------------
                                              Trucking -- 0.0%+
        72,997       4.00            NR/NR    Swift Transportation Co LLC, Tranche B-2
                                              Term Loan (2013), 12/21/17                          $        74,138
                                                                                                  ---------------
                                              Total Transportation                                $       681,042
-----------------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.3%
                                              Auto Parts & Equipment -- 0.3%
        64,675       4.25          BB-/Ba3    Allison Transmission, Inc., Term B-3 Loan,
                                              8/23/19                                             $        65,572
       167,632       5.00            NR/NR    HHI Holdings LLC, Additional Term Loan,
                                              10/5/18                                                     170,356
       249,375       5.00            B+/B1    Metaldyne Corp., USD Term Loan,
                                              12/18/18                                                    253,739
       129,025       0.00            NR/NR    TI Group Automotive Systems LLC,
                                              Additional Term Loan, 3/27/19                               130,315
        62,590       3.75           BB/Ba2    Tomkins LLC, Term B-2 Loan, 9/29/16                          63,373
                                                                                                  ---------------
                                                                                                  $       683,355
                                                                                                  ---------------
                                              Total Automobiles & Components                      $       683,355
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.4%
                                              Home Furnishings -- 0.1%
       149,625       5.00           BB/Ba3    Tempur-Pedic International, Inc., Term B
                                              Loan, 9/27/19                                       $       151,909
-----------------------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- 0.1%
        84,280       3.75          BB-/Ba2    Prestige Brands, Inc., Term B-1 Loan,
                                              1/31/19                                             $        85,629
       200,000       5.50            B+/B1    World Kitchen LLC, U.S. Term Loan,
                                              2/13/19                                                     202,750
        45,129       5.25            B+/B1    Yankee Candle Co., Inc., Initial Term
                                              Loan, 3/2/19                                                 45,651
                                                                                                  ---------------
                                                                                                  $       334,030
-----------------------------------------------------------------------------------------------------------------
                                              Apparel, Accessories & Luxury Goods -- 0.1%
       150,000       5.75             B/B2    Renfro Corp., Tranche B Term Loan,
                                              1/23/19                                             $       152,250
-----------------------------------------------------------------------------------------------------------------
                                              Textiles -- 0.1%
       237,256       5.75           NR/Ba3    Kloeckner Pentaplast SA, Term B-1
                                              Loan, 12/14/16                                      $       241,556
                                                                                                  ---------------
                                              Total Consumer Durables & Apparel                   $       879,745
-----------------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.8%
                                              Casinos & Gaming -- 0.2%
        93,750       6.00          BB-/Ba3    Boyd Gaming Corp., Increased Term
                                              Loan, 12/17/15                                      $        94,855
       269,325       4.25           BB/Ba2    MGM Resorts International, Term B
                                              Loan, 12/20/19                                              274,183
                                                                                                  ---------------
                                                                                                  $       369,038
-----------------------------------------------------------------------------------------------------------------
                                              Hotels, Resorts & Cruise Lines -- 0.1%
       246,875       4.75           NR/Ba2    Seven Seas Cruises S de RL LLC, Term B-1
                                              Loan, 12/21/18                                      $       250,578
-----------------------------------------------------------------------------------------------------------------
                                              Leisure Facilities -- 0.1%
       200,000       5.00            B+/B1    Bombardier Recreational Products, Inc.,
                                              Term B Loan, 7/17/19                                $       202,229
-----------------------------------------------------------------------------------------------------------------
                                              Restaurants -- 0.3%
        77,610       3.75           BB/Ba3    Burger King Corp., Tranche B Term
                                              Loan (2012), 9/28/19                                $        78,766
       248,435       4.75            B+/B1    Landry's, Inc., B Term Loan, 3/22/18                        250,713
       272,708       4.50           NR/Ba3    NPC Restaurant Holdings LLC, Term
                                              Loan, 12/28/18                                              277,310
       119,400       4.75           BB-/B1    Wendy's International, Inc., Term Loan,
                                              4/3/19                                                      120,849
                                                                                                  ---------------
                                                                                                  $       727,638
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 53

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Education Services -- 0.1%
       149,625       4.00            B+/B1    Bright Horizons Family Solutions, Inc.,
                                              Term B Loan, 1/14/20                                $       150,997
                                                                                                  ---------------
                                              Total Consumer Services                             $     1,700,480
-----------------------------------------------------------------------------------------------------------------
                                              MEDIA -- 1.0%
                                              Advertising -- 0.3%
       199,500       0.00           B+/Ba3    Advantage Sales & Marketing LLC, 2013
                                              Term Loan (First Lien), 12/17/17                    $       202,576
       396,446       6.50            B/Ba3    Affinion Group, Inc., Tranche B Term
                                              Loan, 10/9/16                                               388,269
                                                                                                  ---------------
                                                                                                  $       590,845
-----------------------------------------------------------------------------------------------------------------
                                              Broadcasting -- 0.3%
       199,500       4.75             B/B1    NEP Broadcasting LLC, Refinanced New
                                              Term Loan (First Lien), 1/22/20                     $       201,744
       267,975       0.00           NR/Ba3    Telesat Canada, U.S. Term B Loan,
                                              3/28/19                                                     270,486
       199,863       4.75            B+/NR    Univision Communications, Inc., 2013
                                              Converted Extended First-Lien Term
                                              Loan, 2/22/20                                               201,288
                                                                                                  ---------------
                                                                                                  $       673,518
-----------------------------------------------------------------------------------------------------------------
                                              Cable & Satellite -- 0.2%
       448,121       6.25             B/B1    WideOpenWest LLC, Term Loan, 4/18/18                $       454,394
-----------------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- 0.1%
       197,963       4.50          BB-/Ba2    Live Nation Entertainment, Inc., Term B
                                              Loan, 10/20/16                                      $       199,776
-----------------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.1%
       118,550       0.00           B+/Ba3    Interactive Data Corp., Refinanced Term
                                              Loan, 2/11/18                                       $       120,069
                                                                                                  ---------------
                                              Total Media                                         $     2,038,602
-----------------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.4%
                                              Computer & Electronics Retail -- 0.1%
        98,250      11.00             B/B2    Targus Group International, Term Loan,
                                              5/12/16                                             $        98,741
-----------------------------------------------------------------------------------------------------------------
                                              Home Improvement Retail -- 0.2%
       250,000       4.50             B/B1    Apex Tool Group LLC, Term Loan, 2/1/20              $       253,906
       223,276       4.25            B+/WR    The Hillman Group, Inc., Term Loan,
                                              5/31/16                                                     225,601
                                                                                                  ---------------
                                                                                                  $       479,507
-----------------------------------------------------------------------------------------------------------------
                                              Automotive Retail -- 0.1%
       199,500       6.25            B+/B1    Sequa Automotive Group, Term Loan,
                                              11/1/18                                             $       201,703
                                                                                                  ---------------
                                              Total Retailing                                     $       779,951
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.3%
                                              Food Distributors -- 0.1%
       150,000       4.50             B/B1    Crossmark Holdings, Inc., Term Loan
                                              (First Lien), 1/31/20                               $       150,422
-----------------------------------------------------------------------------------------------------------------
                                              Food Retail -- 0.2%
       150,000       5.75            NR/NR    Albertsons LLC, Term B Loan, 2/14/16                $       152,746
       247,307       5.75            B+/B1    Roundy's Supermarkets, Inc., Tranche B
                                              Term Loan, 1/24/19                                          247,153
                                                                                                  ---------------
                                                                                                  $       399,899
                                                                                                  ---------------
                                              Total Food & Staples Retailing                      $       550,321
-----------------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.8%
                                              Packaged Foods & Meats -- 0.8%
       199,500       4.00             B/B1    Del Monte Foods Co., Initial Term Loan,
                                              2/3/18                                              $       201,474
       248,750       6.50            NR/NR    Hearthside Food Solutions LLC, Term
                                              Loan A, 5/7/18                                              251,238
       400,000       0.00           BB-/NR    HJ Heinz Co., Term B2 Loan, 3/27/20                         403,916
       680,000       0.00            NR/NR    Hostess Brands, Inc., Term B Loan,
                                              2/25/20                                                     695,300
       199,496       4.75           B+/Ba3    Pinnacle Foods Finance LLC, Tranche E
                                              Term Loan, 9/16/18                                          201,598
                                                                                                  ---------------
                                                                                                  $     1,753,526
                                                                                                  ---------------
                                              Total Food, Beverage & Tobacco                      $     1,753,526
-----------------------------------------------------------------------------------------------------------------
                                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                              Personal Products -- 0.2%
        64,350       0.00            NR/NR    Monotronics International, Inc., Term B
                                              Loan, 3/23/18                                       $        63,707
       250,000       0.00           BB-/NR    NBTY, Inc., Term B-2 Loan, 10/1/17                          253,406
                                                                                                  ---------------
                                                                                                  $       317,113
                                                                                                  ---------------
                                              Total Household & Personal Products                 $       317,113
-----------------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                              Health Care Equipment -- 0.2%
       174,125       4.50         BBB-/Ba2    Hologic, Inc., Tranche B Term Loan,
                                              4/29/19                                             $       176,755
       247,375       5.50          BB-/Ba2    Kinetic Concepts, Inc., Dollar Term C-1
                                              Loan, 5/4/18                                                252,168
                                                                                                  ---------------
                                                                                                  $       428,923
-----------------------------------------------------------------------------------------------------------------
                                              Health Care Supplies -- 0.1%
       249,375       0.00          BB-/Ba3    Immucor, Inc., Term B-2 Loan, 8/19/18               $       251,674
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 55

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.5%
        99,750       4.00          BB-/Ba2    DaVita, Inc., Tranche B2 Term Loan,
                                              8/1/19                                              $       100,911
       299,238       4.00           B+/Ba3    Emergency Medical Services Corp.,
                                              Initial Term Loan, 4/5/18                                   301,034
        71,802       6.50            B+/B1    Gentiva Health Services, Inc., Term B1
                                              Term Loan, 2/22/16                                           72,430
       133,714       7.75             B/B2    inVentiv Health, Inc., Term B-3 Loan,
                                              6/24/18                                                     132,879
       248,764       6.75           B+/Ba3    MModal, Inc., Term B Loan, 8/17/19                          239,902
        98,496       5.75            B+/B1    Rural Metro Corp., Term Loan (First
                                              Lien), 3/28/18                                               99,247
                                                                                                  ---------------
                                                                                                  $       946,403
-----------------------------------------------------------------------------------------------------------------
                                              Health Care Facilities -- 0.6%
        58,339       0.00          BB-/Ba3    Health Management Associates, Inc.,
                                              Replacement Term B Loan, 11/18/18                   $        58,896
       196,009       4.50            NR/NR    IASIS Healthcare LLC, Term B-2 Loan,
                                              5/3/18                                                      199,010
       249,375       5.25           B+/Ba3    Kindred Healthcare, Inc., Incremental
                                              Term Loan, 6/1/18                                           252,025
       249,375       7.00            NR/NR    RegionalCare Hospital Partners, Inc.,
                                              Term Loan (First Lien 2013), 11/4/18                        253,739
        98,250       5.50            B+/B1    Select Medical Holdings Corp., Tranche B
                                              Term Loan, 4/25/18                                           99,232
       350,000       3.75            NR/NR    Vanguard Health Holding Co II LLC, Term B
                                              Loan, 1/29/16                                               354,812
                                                                                                  ---------------
                                                                                                  $     1,217,714
-----------------------------------------------------------------------------------------------------------------
                                              Managed Health Care -- 0.0%+
        70,000       9.75            B+/B2    MMM Holdings, Inc., Term Loan, 10/9/17              $        70,525
-----------------------------------------------------------------------------------------------------------------
                                              Health Care Technology -- 0.1%
       100,000       5.00           B+/Ba3    Convatec, Inc., Dollar Term Loan, 12/1/16           $       101,781
       148,500       5.00          BB-/Ba3    Emdeon, Inc., Term B-1 Loan, 11/2/18                        150,681
                                                                                                  ---------------
                                                                                                  $       252,462
                                                                                                  ---------------
                                              Total Health Care Equipment & Services              $     3,167,701
-----------------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY &
                                              LIFE SCIENCES -- 0.4%
                                              Biotechnology -- 0.3%
       199,000       3.50            BB/B1    Alkermes, Inc., 2019 Term Loan, 9/25/19             $       200,078
        97,995       5.50            BB/B2    Axcan Intermediate Holdings, Inc., Term B-1
                                              Loan, 2/11/17                                                98,975
       122,978       4.25          BB+/Ba2    Grifols, Inc., New U.S. Tranche B Term Loan,
                                              6/1/17                                                      124,416
        22,077       4.25         BBB-/Ba3    Warner Chilcott Corp., Additional Term B-1
                                              Loan, 3/15/18                                                22,409

The accompanying notes are an integral part of these financial statements.

56 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Biotechnology -- (continued)
        50,717       4.25         BBB-/Ba3    Warner Chilcott Corp., Term B-1
                                              Loan, 3/3/18                                        $        51,478
        17,971       4.25         BBB-/Ba3    Warner Chilcott Corp., Term B-2
                                              Loan, 3/17/18                                                18,241
        39,965       4.25         BBB-/Ba3    WC Luxco Sarl, Term B-3 Loan, 3/3/18                         40,565
                                                                                                  ---------------
                                                                                                  $       556,162
-----------------------------------------------------------------------------------------------------------------
                                              Pharmaceuticals -- 0.1%
       245,607      11.00            NR/NR    K-V Pharmaceutical Co., DIP Facility,
                                              12/28/13                                            $       238,239
        99,501       4.25            B+/B1    Par Pharmaceutical Companies, Inc.,
                                              Additional Term B-1 Loan, 9/28/19                           100,734
                                                                                                  ---------------
                                                                                                  $       338,973
                                                                                                  ---------------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                                     $       895,135
-----------------------------------------------------------------------------------------------------------------
                                              BANKS -- 0.1%
                                              Thrifts & Mortgage Finance -- 0.1%
       275,000       5.00             B/B1    Ocwen Financial Corp., Initial Term
                                              Loan, 1/15/18                                       $       279,812
                                                                                                  ---------------
                                              Total Banks                                         $       279,812
-----------------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.7%
                                              Other Diversified Financial Services -- 0.1%
        30,184       5.25             B/B2    BNY ConvergEx Group LLC, Term Loan
                                              First Lien (EZE), 12/17/16                          $        30,134
        66,677       5.25             B/B2    BNY ConvergEx Group LLC, Term Loan
                                              First Lien (TOP), 12/17/16                                   66,566
        98,939       5.25           BB/Ba3    WorldPay, Facility B2A Term
                                              Loan, 11/30/17                                               99,607
                                                                                                  ---------------
                                                                                                  $       196,307
-----------------------------------------------------------------------------------------------------------------
                                              Multi-Sector Holdings -- 0.1%
       249,374       5.50             B/B2    Fox Acquisition Sub LLC, Initial Term
                                              Loan, 7/14/17                                       $       254,257
-----------------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.3%
       229,425       5.25             B/NR    DH Services Luxembourg Sarl, Term
                                              Loan, 12/18/19                                      $       231,767
       300,000       0.00           BB-/B1    ROC Finance LLC, New Term Loan B,
                                              3/27/19                                                     302,064
                                                                                                  ---------------
                                                                                                  $       533,831
-----------------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.1%
       250,000       5.50          CCC+/B3    Springleaf Finance Corp., Initial Term
                                              Loan, 5/28/17                                       $       252,070
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 57

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.1%
       300,000       0.00            NR/B1    Duff & Phelps Corp., 3/14/20                        $       303,562
                                                                                                  ---------------
                                              Total Diversified Financials                        $     1,540,027
-----------------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 0.3%
                                              Life & Health Insurance -- 0.1%
        95,577       5.00           NR/Ba3    CNO Financial Group, Inc., Tranche B2
                                              Term Loan, 9/4/18                                   $        97,189
-----------------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 0.2%
       299,250       6.50            B-/B2    Confie seguros Holding II Co., Term B
                                              Loan (First Lien), 10/11/13                         $       302,617
       199,500       5.25            B-/B1    USI Insurance Services LLC, Initial Term
                                              Loan, 11/29/19                                              201,578
                                                                                                  ---------------
                                                                                                  $       504,195
                                                                                                  ---------------
                                              Total Insurance                                     $       601,384
-----------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.1%
                                              Real Estate Services -- 0.1%
        99,750       5.75           BB-/B1    Altisource Portfolio Solutions SA, Term B
                                              Loan, 11/1/19                                       $       101,620
                                                                                                  ---------------
                                              Total Real Estate                                   $       101,620
-----------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.6%
                                              Data Processing & Outsourced Services -- 0.2%
       250,000       4.20            B+/B1    First Data Corp., 2018 Dollar Term
                                              Loan, 3/24/18                                       $       249,656
       174,125       4.25          BB+/Ba2    Genpact, Ltd., Term Loan, 8/17/19                           176,882
                                                                                                  ---------------
                                                                                                  $       426,538
-----------------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.4%
       261,236       8.50            B/Ba3    Expert Global Solutions, Inc., Term B
                                              Advance (First Lien), 3/13/18                       $       263,849
       148,500       7.25            NR/B2    HMH Holdings Delaware, Inc., Term
                                              Loan (Exit Facility), 11/21/13                              149,707
       248,128       5.25           B+/Ba3    Lawson Software, Inc., Tranche B2 Term
                                              Loan, 4/5/18                                                252,729
        97,996       5.25            B+/B1    Vertafore, Inc., Term Loan (First Lien),
                                              7/31/16                                                      99,037
                                                                                                  ---------------
                                                                                                  $       765,322
-----------------------------------------------------------------------------------------------------------------
                                              Systems Software -- 0.0%+
        55,388       4.00           NR/Ba2    Rovi Corp., Tranche B2 Term Loan,
                                              3/30/19                                             $        55,388
                                                                                                  ---------------
                                              Total Software & Services                           $     1,247,248
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE &
                                              EQUIPMENT -- 0.4%
                                              Communications Equipment -- 0.3%
       248,750       6.75            B+/B1    Audio Visual Services Corp., Term
                                              Loan (First Lien), 10/11/18                         $       250,616
       388,032       4.00         BBB-/Ba3    Riverbed Technology, Inc., Term Loan,
                                              10/29/19                                                    392,882
                                                                                                  ---------------
                                                                                                  $       643,498
-----------------------------------------------------------------------------------------------------------------
                                              Electronic Components -- 0.1%
       226,528       6.25            B+/B2    Generac Acquisition Corp., Term Loan,
                                              5/22/19                                             $       232,474
                                                                                                  ---------------
                                              Total Technology Hardware & Equipment               $       875,972
-----------------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 0.1%
                                              Semiconductor Equipment -- 0.0%+
       131,559       5.75           BB-/B1    Aeroflex, Inc., Tranche B Term Loan,
                                              5/9/18                                              $       134,135
-----------------------------------------------------------------------------------------------------------------
                                              Semiconductors -- 0.1%
       134,104       3.75           BB/Ba2    Microsemi Corp., Term Loan, 2/2/18                  $       135,311
                                                                                                  ---------------
                                              Total Semiconductors & Semiconductor
                                              Equipment                                           $       269,446
-----------------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.6%
                                              Integrated Telecommunication Services -- 0.5%
        99,000       6.50             B/B2    Securus Technologies, Inc., Tranche 2
                                              Term Loan (First Lien), 5/31/17                     $        99,248
       490,000       0.00            NR/NR    Virgin Media Investment Holdings, Ltd.,
                                              New Term B Loan, 2/6/20                                     488,162
       300,000       0.00           B+/Ba3    West Corp., Term B-8 Loan, 6/30/18                          305,250
                                                                                                  ---------------
                                                                                                  $       892,660
-----------------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 0.1%
        49,375       4.00           B+/Ba2    Crown Castle International Corp., Tranche B
                                              Term Loan, 1/10/19                                  $        50,017
       200,000       0.00           BB-/B1    Syniverse Holdings, Inc., Initial Term
                                              Loan (2013), 4/23/19                                        200,500
                                                                                                  ---------------
                                                                                                  $       250,517
                                                                                                  ---------------
                                              Total Telecommunication Services                    $     1,143,177
-----------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.5%
                                              Independent Power Producers &
                                              Energy Traders -- 0.5%
       448,750       4.00           BB-/B1    Calpine Corp., Term Loan, 9/27/19                   $       452,910

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 59

-----------------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
 Principal       Rate (b)      Ratings
 Amount ($)      (unaudited)   (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- (continued)
       229,425       4.75          BB+/Ba1    NSG Holdings LLC, New Term Loan,
                                              11/15/19                                            $       233,440
       300,000       0.00          BB+/Ba2    Ruby Western Pipeline Holdings LLC,
                                              Term Loan, 3/27/20                                          304,125
                                                                                                  ---------------
                                                                                                  $       990,475
                                                                                                  ---------------
                                              Total Utilities                                     $       990,475
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $28,694,014)                                  $    29,084,183
-----------------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH INVESTMENTS -- 13.9%
                                              Repurchase Agreement -- 13.9%
    28,710,000                      NR/Aaa    Bank of Nova Scotia, Inc., 0.19%, dated
                                              3/28/13, repurchase price of
                                              $20,465,000 plus accrued interest on
                                              4/1/13 collateralized by $29,284,355
                                              Freddie Mac Giant,
                                              3.5-5.5%, 6/1/35-8/1/42                             $    28,710,000
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $28,710,000)                                  $    28,710,000
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN
                                              SECURITIES -- 102.4%
                                              (Cost $207,695,632) (a)                             $   211,828,311
-----------------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- (2.4)%                $    (4,785,657)
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                          $   207,042,654
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
 Notional                                                                                         Unrealized
 Principal ($)                                                                                    Appreciation
-----------------------------------------------------------------------------------------------------------------
                                              CREDIT DEFAULT SWAP AGREEMENTS
       250,000                                JPMorgan Chase & Co., Goodyear Tire
                                              & Rubber, 5.0%, 9/20/17                             $        12,610
       250,000                                JPMorgan Chase & Co., American Axle
                                              & Manufacturing Co., 5.0%, 12/20/17                          15,993
                                                                                                  ---------------
                                                                                                  $        28,603
-----------------------------------------------------------------------------------------------------------------
                                              TOTAL CREDIT DEFAULT SWAP
                                              AGREEMENTS
                                              (Cost ($16,874))                                    $        28,603
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

60 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

*           Non-income producing security.

+           Rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

PIK         Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 28, 2013, the value of these securities amounted to $88,340,937 or 42.7% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $207,898,439 was as follows:

             Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                        $ 5,266,514
             Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                         (1,336,642)
                                                                                      -----------
             Net unrealized appreciation                                              $ 3,929,872
                                                                                      ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CAD         Canadian Dollar.

EURO        Euro.

GBP         British Pound Sterling.

NOK         Norwegian Krone.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2013 aggregated $153,982,595 and $24,758,191, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 61

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2013, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                     Level 1           Level 2             Level 3        Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds          $        --       $  14,919,609       $       --     $ 14,919,609
Preferred Stock                        2,218,357             882,806               --        3,101,163
Convertible Preferred Stock              128,875                  --               --          128,875
Asset Backed Securities                       --           3,857,151               --        3,857,151
Collateralized Mortgage Obligations           --           9,553,982               --        9,553,982
Corporate Bonds                               --         119,101,429          656,374      119,757,803
Foreign Government Bonds                      --             488,020               --          488,020
Municipal Bonds                               --           2,227,525               --        2,227,525
Senior Floating Rate Loan Interests           --          29,084,183               --       29,084,183
Repurchase Agreements                         --          28,710,000               --       28,710,000
-------------------------------------------------------------------------------------------------------
Total                                $ 2,347,232       $ 208,824,705       $  656,374     $211,828,311
=======================================================================================================
Other Financial Instruments
Unrealized appreciation on
    credit default swaps             $        --       $      28,603       $       --     $     28,603
Net unrealized depreciation
    on futures contracts                  (5,410)                 --               --           (5,410)
Unrealized depreciation on
    forward foreign currency
    portfolio hedge contracts                 --             110,500               --          110,500
-------------------------------------------------------------------------------------------------------
Total                                $    (5,410)      $     139,103       $       --     $    133,693
=======================================================================================================

During the year ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                                                                          Corporate
                                                                                          Bonds
-------------------------------------------------------------------------------------------------------
Balance as of 3/31/12                                                                     $         --
Realized gain (loss)1                                                                               --
Change in unrealized appreciation (depreciation)2                                               48,414
Purchases                                                                                      607,960
Sales                                                                                               --
Transfers in and out of Level 3*                                                                    --
-------------------------------------------------------------------------------------------------------
Balance as of 3/31/13                                                                     $    656,374
=======================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Statement of Assets and Liabilities | 3/31/13

ASSETS:
  Investment in securities (cost $178,985,632)                                                  $183,118,311
  Repurchase agreements (cost $28,710,000)                                                        28,710,000
------------------------------------------------------------------------------------------------------------
  Total investment in securities (cost $207,695,632)                                            $211,828,311
  Cash                                                                                             3,735,243
  Futures Collateral                                                                                 531,000
  Receivables --
     Investment securities sold                                                                      538,093
     Fund shares sold                                                                              8,853,221
     Interest                                                                                      2,460,176
     Dividends                                                                                        18,067
     Due from Pioneer Investment Management, Inc.                                                    154,154
  Unrealized appreciation on forward foreign currency portfolio
     hedge contracts                                                                                 110,500
  Unrealized appreciation on credit default swaps                                                     28,603
  Other                                                                                               45,712
-------------------------------------------------------------------------------------------------------------
          Total assets                                                                          $228,303,080
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                            $ 17,722,559
     Fund shares repurchased                                                                         610,754
     Variation margin                                                                                 64,650
     Dividends                                                                                       244,644
     Due to custodian (cost $2,351,255)                                                            2,307,630
  Unrealized depreciation on futures contracts                                                         5,410
  Swap premiums received                                                                              16,874
  Due to affiliates                                                                                  140,191
  Accrued expenses                                                                                   147,714
-------------------------------------------------------------------------------------------------------------
          Total liabilities                                                                     $ 21,260,426
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                               $203,748,613
  Distributions in excess of net investment income                                                  (431,839)
  Accumulated net realized loss on investments and foreign currency
     transactions and futures contracts                                                             (582,470)
  Net unrealized appreciation on investments                                                       4,132,679
  Net unrealized appreciation on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                                        152,478
  Net unrealized appreciation on credit default swaps                                                 28,603
  Net unrealized depreciation on futures contracts                                                    (5,410)
-------------------------------------------------------------------------------------------------------------
          Total net assets                                                                      $207,042,654
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $47,232,974/4,703,627 shares)                                               $      10.04
  Class C (based on $28,796,479/2,874,381 shares)                                               $      10.02
  Class Y (based on $131,013,201/13,002,660 shares)                                             $      10.08
MAXIMUM OFFERING PRICE:
  Class A ($10.04 (divided by) 95.50)                                                           $      10.51
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 63

Statement of Operations

For the Year Ended 3/31/13

INVESTMENT INCOME:
  Interest                                                                        $5,480,992
  Dividends                                                                           79,654
-------------------------------------------------------------------------------------------------------------
     Total investment income                                                                      $5,560,646
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                                 $  614,276
  Transfer agent fees and expenses
     Class A                                                                           3,642
     Class C                                                                           2,584
     Class Y                                                                           1,394
  Distribution fees
     Class A                                                                          45,180
     Class C                                                                          83,952
  Shareholder communications expense                                                  55,200
  Administrative reimbursement                                                        41,791
  Custodian fees                                                                      53,934
  Registration fees                                                                  132,279
  Professional fees                                                                   58,455
  Printing expense                                                                    33,006
  Fees and expenses of nonaffiliated Trustees                                          6,586
  Miscellaneous                                                                       66,005
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                               $1,198,284
     Less fees waived and expenses reimbursed by
          Pioneer Investment Management, Inc.                                                     $ (297,593)
-------------------------------------------------------------------------------------------------------------
  Net expenses                                                                                    $  900,691
-------------------------------------------------------------------------------------------------------------
          Net investment income                                                                   $4,659,955
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT DEFAULT SWAPS,
FUTURES CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                                  $  775,048
     Credit default swaps                                                             11,424
     Futures contracts                                                              (861,782)
     Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies                          (33,579)     $ (108,889)
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                                  $3,966,470
     Futures contracts                                                                61,654
     Credit default swaps                                                             28,603
     Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies                          185,901      $4,242,628
-------------------------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts/foreign
     currency transactions                                                                        $4,133,739
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                            $8,793,694
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                          Year Ended            5/2/11 to
                                                                          3/31/13               3/31/12(a)
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                     $  4,659,955          $  1,700,309
Net realized loss on investments, futures
  contracts and foreign currency transactions                                 (108,889)             (492,835)
Change in net unrealized appreciation on investments,
  futures contracts and foreign currency transactions                        4,242,628                65,722
-------------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations                 $  8,793,694          $  1,273,196
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.55 and $0.40 per share, respectively)                    $ (1,017,674)         $   (328,451)
     Class C ($0.48 and $0.33 per share, respectively)                        (409,985)             (139,118)
     Class Y ($0.58 and $0.42 per share, respectively)                      (3,641,812)           (1,246,804)
-------------------------------------------------------------------------------------------------------------
          Total distributions to shareowners                              $ (5,069,471)         $ (1,714,373)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $160,436,580          $ 66,798,132
Reinvestment of distributions                                                3,437,827               981,904
Cost of shares repurchased                                                 (14,027,546)          (13,867,289)
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
          Fund share transactions                                         $149,846,861          $ 53,912,747
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets                                           $153,571,084          $ 53,471,570
NET ASSETS:
Beginning of period                                                         53,471,570                    --
-------------------------------------------------------------------------------------------------------------
End of period                                                             $207,042,654          $ 53,471,570
-------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                                       $   (431,839)         $    101,615
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 65

-------------------------------------------------------------------------------------------------------------
                                               '13 Shares      '13 Amount        '12 Shares      '12 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                    4,220,656       $41,903,055       1,355,973       $13,092,716
Reinvestment of distributions                     72,754           721,812          17,960           170,918
Less shares repurchased                         (354,800)       (3,530,342)       (608,916)       (5,846,274)
-------------------------------------------------------------------------------------------------------------
      Net increase                             3,938,610       $39,094,525         765,017       $ 7,417,360
=============================================================================================================
Class C
Shares sold                                    2,487,554       $24,762,530         481,506       $ 4,750,989
Reinvestment of distributions                     22,101           219,048           3,719            35,400
Less shares repurchased                         (103,731)       (1,017,622)        (16,768)         (158,596)
-------------------------------------------------------------------------------------------------------------
      Net increase                             2,405,924       $23,963,956         468,457       $ 4,627,793
=============================================================================================================
Class Y
Shares sold                                    9,398,336       $93,770,995       5,056,591       $48,954,427
Reinvestment of distributions                    252,272         2,496,967          81,350           775,586
Less shares repurchased                         (956,482)       (9,479,582)       (829,407)       (7,862,419)
-------------------------------------------------------------------------------------------------------------
      Net increase                             8,694,126       $86,788,380       4,308,534       $41,867,594
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

66 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Financial Highlights

-------------------------------------------------------------------------------------------------------------
                                                                                              5/2/11
                                                                           Year               (Commencement
                                                                           Ended              of Operations)
                                                                           3/31/13            to 3/31/12 (a)
-------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $  9.63            $ 10.00
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                                    $  0.51            $  0.39
  Net realized and unrealized gain (loss) on investments                      0.45              (0.36)
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                      $  0.96            $  0.03
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      (0.55)             (0.40)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  0.41            $ (0.37)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 10.04            $  9.63
=============================================================================================================
Total return*                                                                10.24%              0.38%(b)
Ratio of net expenses to average net assets                                   1.20%              1.20%**
Ratio of net investment income to average net assets                          5.05%              4.87%**
Portfolio turnover rate                                                         30%                17%
Net assets, end of period (in thousands)                                   $47,233            $ 7,365
Ratios with no waiver of fees and assumption of
  expenses by the Adviser:
  Total expenses                                                              1.48%              1.66%**
  Net investment income                                                       4.77%              4.41%**
=============================================================================================================

(a)  Class A shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 67

-------------------------------------------------------------------------------------------------------------
                                                                                              5/2/11
                                                                           Year               (Commencement
                                                                           Ended              of Operations)
                                                                           3/31/13            to 3/31/12 (a)
-------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $  9.61            $ 10.00
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                                    $  0.44            $  0.34
  Net realized and unrealized gain (loss) on investments                      0.45              (0.40)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    investment operations                                                  $  0.89            $ (0.06)
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      (0.48)             (0.33)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  0.41            $ (0.39)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 10.02            $  9.61
=============================================================================================================
Total return*                                                                 9.44%             (0.47)%(b)
Ratio of net expenses to average net assets                                   1.95%              1.98%**
Ratio of net investment income to average net assets                          4.29%              4.07%**
Portfolio turnover rate                                                         30%                17%
Net assets, end of period (in thousands)                                   $28,796            $ 4,501
Ratios with no waiver of fees and assumption of
  expenses by the Adviser:
  Total expenses                                                              2.23%              2.46%**
  Net investment income                                                       4.01%              3.59%**
=============================================================================================================

(a)  Class C shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

68 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

-------------------------------------------------------------------------------------------------------------
                                                                                              5/2/11
                                                                           Year               (Commencement
                                                                           Ended              of Operations)
                                                                           3/31/13            to 3/31/12 (a)
-------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $   9.66           $ 10.00
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                                    $   0.55           $  0.42
  Net realized and unrealized gain (loss) on investments                       0.45             (0.34)
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                      $   1.00           $  0.08
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                       (0.58)            (0.42)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.42           $ (0.34)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  10.08           $  9.66
=============================================================================================================
Total return*                                                                 10.69%             0.95%(b)
Ratio of net expenses to average net assets                                    0.85%             0.85%**
Ratio of net investment income to average net assets                           5.52%             5.48%**
Portfolio turnover rate                                                          30%               17%
Net assets, end of period (in thousands)                                   $131,013           $41,606
Ratios with no waiver of fees and assumption of
  expenses by the Adviser:
  Total expenses                                                               1.21%             1.30%**
  Net investment income                                                        5.16%             5.03%**
=============================================================================================================

(a)  Class Y shares were first publicly offered on May 2, 2011.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 69

Notes to Financial Statements | 3/31/13

1. Organization and Significant Accounting Policies

Pioneer Absolute Return Credit Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class C, Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on May 2, 2011. Class Z shares are offered effective April 1, 2013. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

70 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

               Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 71

     At March 31, 2013, there were two securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.3% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded

72 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2013, the Fund reclassified $123,938 to increase distributions in excess of net investment income and $123,938 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At March 31, 2013, the Fund was permitted to carry forward indefinitely $133,222 of short-term losses and $454,548 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                      2013                 2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                            $5,069,471           $1,714,373
     ---------------------------------------------------------------------------
        Total                                   $5,069,471           $1,714,373
     ===========================================================================

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 73

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2013:

     ---------------------------------------------------------------------------
                                                                           2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $  153,772
     Capital loss carryforward                                         (587,770)
     Dividends payable                                                 (244,644)
     Net unrealized appreciation                                      3,972,683
     ---------------------------------------------------------------------------
          Total                                                      $3,294,041
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency and futures contracts, and interest accruals on preferred stock.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $17,115 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2013.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

74 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2013 was $531,000. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended March 31, 2013 was 260.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 75

     At March 31, 2013, open futures contracts were as follows:

---------------------------------------------------------------------------------
                             Number of                               Unrealized
                             Contracts     Settlement                Appreciation
     Type                    Long/(Short)  Month       Value         (Depreciation)
--------------------------------------------------------------------------------
     CBOE VIX Future             (74)       4/13       $(1,050,800)  $  122,740
     CBOE VIX Future              48        5/13           748,800     (101,500)
     CBOE VIX Future             110        6/13         1,826,000     (112,125)
     CBOE VIX Future             (70)       8/13        (1,249,500)      69,750
     S&P 500 EMINI Future        (30)       6/13        (2,344,050)     (15,675)
     U.S. 10 Year Note (CBT)     (60)       6/13        (7,919,063)       7,500
     CBOE VIX Future             (60)       9/13        (1,107,000)      21,251
     CBOE VIX Future              40        11/13          770,000        1,999
     CBOE VIX Future              60        10/13        1,134,000          650
---------------------------------------------------------------------------------
        Total                                                        $   (5,410)
=================================================================================

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

76 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. During the year ended March 31, 2013, the Fund opened two credit default swap contracts, which were open at year end, each with a notional amount of $250,000.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended March 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10%, and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended March 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 77

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $114,393 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 9,436
Class C                                                                    2,223
Class Y                                                                   43,541
--------------------------------------------------------------------------------
  Total                                                                  $55,200
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,414 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,384 in distribution fees payable to PFD at March 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an

78 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2013, CDSCs in the amount of $3,603 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no open settlement hedges at March 31, 2013. The average value of portfolio hedge contracts open during the year ended March 31, 2013 was $1,703,773.

Open portfolio hedges at March 31, 2013 were as follows:

------------------------------------------------------------------------------------------------
                                                                                  Net
                            Net            In                                     Unrealized
                            Contracts      Exchange      Settlement               Appreciation
Currency                    to Deliver     For           Date         Value       (Depreciation)
------------------------------------------------------------------------------------------------
GBP (British Pound)             (70,000)   $ (113,059)   5/15/13      $ (106,294)  $   6,765
CAD (Canadian Dollar)          (120,000)     (121,066)   6/28/13        (117,814)      3,252
EUR (Euro Dollar)            (1,162,000)   (1,571,304)   5/6/13       (1,490,196)     81,108
JPY (Japanese Yen)          175,000,000     1,857,213    4/22/13       1,858,874       1,661
JPY (Japanese Yen)          180,000,000     1,896,058    4/22/13       1,911,984      15,926
CAD (Canadian Dollar)          (104,000)     (104,019)   5/6/13         (102,231)      1,788
------------------------------------------------------------------------------------------------
                                                                                   $ 110,500
================================================================================================

7.   Bridge Loan Commitments

As of March 31, 2013, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of March 31, 2013:

------------------------------------------------------------------------------------------------
                                                                                    Net
                                                                                    Unrealized
Loan                               Shares             Cost         Value            Appreciation
------------------------------------------------------------------------------------------------
Constellation Brands,
  Bridge Loan                      600,000            $600,000     $600,000         $    --
------------------------------------------------------------------------------------------------
  Total                                                                             $    --
------------------------------------------------------------------------------------------------

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 79

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2013 were as follows:

----------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments            Asset Derivatives 2013             Liabilities Derivatives 2013
Under Accounting               ----------------------------       ----------------------------
Standards Codification         Balance Sheet                      Balance Sheet
(ASC) 815                      Location            Value          Location           Value
----------------------------------------------------------------------------------------------
Forward foreign currency       Net unrealized      $110,500       Net unrealized     $    --
porfolio hedges*               appreciation on                    depreciation on
                               forward foreign                    forward foreign
                               currency portfolio                 currency portfolio
                               hedges                             hedges
Futures contracts**            Net unrealized            --       Net unrealized       5,410
                               appreciation on                    depreciation on
                               futures contracts                  futures contracts
Credit default swaps           Net unrealized        28,603       Net unrealized          --
                               appreciation on                    depreciation on
                               credit default                     credit default
                               swaps                              swaps
----------------------------------------------------------------------------------------------
 Total                                             $139,103                          $ 5,410
==============================================================================================

* Foreign exchange contracts are shown as net unrealized appreciation on forward foreign currency portfolio hedge contracts on the Statement of Assets and Liabilities.

** Reflects the unrealized depreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.


The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2013 was as follows:

-----------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                                 Unrealized
Accounted for as                                                Realized        Appreciation or
Hedging Instruments                                             Gain (Loss)     (Depreciation)
Under Accounting            Location of Gain or (Loss)          on Derivatives  on Derivatives
Standards Codification      on Derivatives Recognized           Recognized      Recognized
(ASC) 815                   in Income                           in Income       in Income
-----------------------------------------------------------------------------------------------
Forward Foreign Exchange    Net realized gain on forward        $ (47,993)
Portfolio Hedge Contracts   foreign currency contracts
                            and other assets and liabilities
                            denominated in foreign currencies
Forward Foreign Exchange    Change in unrealized appreciation                   $142,978
Portfolio Hedge Contracts   (depreciation) on forward foreign
                            currency contracts and other assets
                            and liabilities denominated in
                            foreign currencies
Futures Contracts           Net realized loss on futures        $(861,782)
                            contracts
Futures Contracts           Change in unrealized depreciation                   $ 61,654
                            on futures contracts
Credit Default Swaps        Net realized gain on credit         $  11,424
                            default swaps
Credit Default Swaps        Change in unrealized appreciation                   $ 28,603
                            on credit default swaps

80 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

9. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2013, the Fund had no borrowings under the credit facility.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Absolute Return Credit Fund
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Absolute Return Credit Fund (one of the portfolios constituting Pioneer Series Trust X (the "Trust")) as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Absolute Return Credit Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
May 28, 2013

82 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 62.55%.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 83

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Absolute Return Credit Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

84 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 84

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that, with respect to Class A shares of the Fund, the Fund's management fee for the twelve months ended June 30, 2012 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees noted that, with respect to Class A shares, the Fund's management fee was only six basis points higher than the median management fee paid by other funds in the Fund's Morningstar category, and less than one basis point higher than the management fee of the fund at the bottom of the third quintile of management fees paid by other funds in the Fund's Morningstar category. The Trustees also considered that Class Y shares of the Fund had significantly more assets than Class A shares and that, with respect to Class Y shares, the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 85 management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees considered that the expense ratio of Class A shares of the Fund for the twelve months ended June 30, 2012 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the relatively small size of the Fund and that the Fund was in its first year of operations. The Trustees also noted that the expense ratio of Class A shares of the Fund was only 3.9 basis points higher than the median expense ratio of the Fund's Strategic Insight peer group. The Trustees noted the small size of the Fund's peer group. The Trustees also considered that Class Y shares of the Fund had over five times as many assets as Class A shares, and that the expense ratio of Class Y shares of the fund for the twelve months ended June 30, 2012 was in the second quintile relative to its Morningstar category for the comparable period. The Trustees considered the impact of the Fund's non-management fee expenses on the Fund's expense ratio.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in

86 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 87

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

88 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Trustee since 2011.         Chairman and Chief Executive Officer,      Director, Broadridge
Chairman of the Board and     Serves until a successor    Quadriserv, Inc. (technology products      Financial Solutions, Inc.
Trustee                       trustee is elected or       for securities lending industry) (2008 -   (investor communications and
                              earlier retirement or       present); private investor (2004 -         securities processing
                              removal.                    2008); and Senior Executive Vice           provider for financial
                                                          President, The Bank of New York            services industry) (2009 -
                                                          (financial and securities services)        present); Director,
                                                          (1986 - 2004)                              Quadriserv, Inc. (2005 -
                                                                                                     present); and Commissioner,
                                                                                                     New Jersey State Civil
                                                                                                     Service Commission (2011 -
                                                                                                     present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)            Trustee since 2011.         Managing Partner, Federal City Capital     Director of Enterprise
Trustee                       Serves until a successor    Advisors (corporate advisory services      Community Investment, Inc.
                              trustee is elected or       company) (1997 - 2004 and 2008 -           (privately-held affordable
                              earlier retirement or       present); Interim Chief Executive          housing finance company)
                              removal.                    Officer, Oxford Analytica, Inc.            (1985 - 2010); Director of
                                                          (privately held research and consulting    Oxford Analytica, Inc. (2008
                                                          company) (2010); Executive Vice            - present); Director of The
                                                          President and Chief Financial Officer,     Swiss Helvetia Fund, Inc.
                                                          I-trax, Inc. (publicly traded health       (closed-end fund) (2010 -
                                                          care services company) (2004 - 2007);      present); and Director of
                                                          and Executive Vice President and Chief     New York Mortgage Trust
                                                          Financial Officer, Pedestal Inc.           (publicly traded mortgage
                                                          (internet-based mortgage trading           REIT) (2004 - 2009, 2012 -
                                                          company) (2000 - 2002)                     present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Trustee since 2011.         William Joseph Maier Professor of          Trustee, Mellon
Trustee                       Serves until a successor    Political Economy, Harvard University      Institutional Funds
                              trustee is elected or       (1972 - present)                           Investment Trust and Mellon
                              earlier retirement or                                                  Institutional Funds Master
                              removal.                                                               Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 89

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 2011.         Founding Director, Vice President and      None
Trustee                       Serves until a successor    Corporate Secretary, The Winthrop Group,
                              trustee is elected or       Inc. (consulting firm) (1982-present);
                              earlier retirement or       Desautels Faculty of Management, McGill
                              removal.                    University (1999 - present); and Manager
                                                          of Research Operations and
                                                          Organizational Learning, Xerox PARC,
                                                          Xerox's advance research center
                                                          (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 2011.         President and Chief Executive Officer,     Director of New America High
Trustee                       Serves until a successor    Newbury, Piret & Company, Inc.             Income Fund, Inc.
                              trustee is elected or       (investment banking firm) (1981 -          (closed-end investment
                              earlier retirement or       present)                                   company) (2004 - present);
                              removal.                                                               and member, Board of
                                                                                                     Governors, Investment
                                                                                                     Company Institute (2000 -
                                                                                                     2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Trustee since 2011.         Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss Helvetia
Trustee                       Serves until a successor    (law firm) (1998 - present); and           Fund, Inc. (closed-end
                              trustee is elected or       Partner, Sullivan & Cromwell LLP (prior    investment company); and
                              earlier retirement or       to 1998)                                   Director, Invesco, Ltd.
                              removal.                                                               (formerly AMVESCAP, PLC)
                                                                                                     (investment manager)
                                                                                                     (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

90 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 2011.         Non-Executive Chairman and a director of   None
Trustee, President and        Serves until a successor    Pioneer Investment Management USA Inc.
Chief Executive Officer of    trustee is elected or       ("PIM-USA"); Chairman and a director of
the Fund                      earlier retirement or       Pioneer; Chairman and Director of
                              removal.                    Pioneer Institutional Asset Management,
                                                          Inc. (since 2006); Director of Pioneer
                                                          Alternative Investment Management
                                                          Limited (Dublin) (until October 2011);
                                                          President and a director of Pioneer
                                                          Alternative Investment Management
                                                          (Bermuda) Limited and affiliated funds;
                                                          Deputy Chairman and a director of
                                                          Pioneer Global Asset Management S.p.A.
                                                          ("PGAM") (until April 2010); Director of
                                                          Nano-C, Inc. (since 2003); Director of
                                                          Cole Management Inc. (2004 - 2011);
                                                          Director of Fiduciary Counseling, Inc.
                                                          (until December 2011); President of all
                                                          of the Pioneer Funds; and Retired
                                                          Partner, Wilmer Cutler Pickering Hale
                                                          and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Trustee since 2011.         Director, CEO and President of PIM-USA     None
Trustee and Executive Vice    Serves until a successor    (since February 2007); Director and
President                     trustee is elected or       President of Pioneer and Pioneer
                              earlier retirement or       Institutional Asset Management, Inc.
                              removal.                    (since February 2007); Executive Vice
                                                          President of all of the Pioneer Funds
                                                          (since March 2007); Director of PGAM
                                                          (2007 - 2010); Head of New Europe
                                                          Division, PGAM (2000 - 2005); Head of
                                                          New Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 91

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)    Since 2011. Serves at the   Vice President and Associate General       None
Secretary                     discretion of the Board.    Counsel of Pioneer since January 2008
                                                          and Secretary of all of the Pioneer
                                                          Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds
                                                          from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)        Since 2011. Serves at the   Fund Governance Director of Pioneer        None
Assistant Secretary           discretion of the Board.    since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Pioneer from December 2003 to November
                                                          2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2011. Serves at the   Counsel of Pioneer since June 2007 and     None
Assistant Secretary           discretion of the Board.    Assistant Secretary of all the Pioneer
                                                          Funds since June 2010; and Vice
                                                          President and Counsel at State Street
                                                          Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2011. Serves at the   Vice President - Fund Treasury of          None
Treasurer and Chief           discretion of the Board.    Pioneer; Treasurer of all of the Pioneer
Financial and Accounting                                  Funds since March 2008; Deputy Treasurer
Officer of the Fund                                       of Pioneer from March 2004 to February
                                                          2008; and Assistant Treasurer of all of
                                                          the Pioneer Funds from March 2004 to
                                                          February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2011. Serves at the   Assistant Vice President - Fund Treasury   None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2011. Serves at the   Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer           discretion of the Board.    of Pioneer; and Assistant Treasurer of
                                                          all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

92 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service           Principal Occupation                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2011. Serves at the   Fund Administration Manager - Fund         None
Assistant Treasurer          discretion of the Board.    Treasury of Pioneer since November 2008;
                                                         Assistant Treasurer of all of the
                                                         Pioneer Funds since January 2009; and
                                                         Client Service Manager - Institutional
                                                         Investor Services at State Street Bank
                                                         from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2011. Serves at the   Chief Compliance Officer of Pioneer and    None
Chief Compliance Officer     discretion of the Board.    of all the Pioneer Funds since March
                                                         2010; Director of Adviser and Portfolio
                                                         Compliance at Pioneer since October
                                                         2005; and Senior Compliance Officer for
                                                         Columbia Management Advisers, Inc. from
                                                         October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2011. Serves at the   Director--Transfer Agency Compliance of     None
Anti-Money Laundering        discretion of the Board.    Pioneer and Anti-Money Laundering
Officer                                                  Officer of all the Pioneer Funds since
                                                         2006
------------------------------------------------------------------------------------------------------------------------------------

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 93

                           This page for your notes.

94 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

                           This page for your notes.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 95

                           This page for your notes.

96 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

                           This page for your notes.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 97

                           This page for your notes.

98 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

                           This page for your notes.

                Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13 99

                           This page for your notes.

100 Pioneer Absolute Return Credit Fund | Annual Report | 3/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 25667-01-0513



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Multi-Asset Ultrashort Income
Fund:
Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $34,990 in 2013 and $35,000 in 2012.

Pioneer Fundamental Growth Fund:
Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $26,957 in 2013 and approximately
$28,386 in 2012.

Pioneer Absolute Credit Return Fund:
Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $34,990 in 2013 and $35,000 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal year ended March
31, 2013 and 2012.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Multi-Asset Ultrashort Income
Fund:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 and $8,290 in 2013 and 2012, respectively.

Pioneer Fundamental Growth Fund:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2013 and $8,290 in 2012.

Pioneer Absolute Credit Return Fund:
Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 and $8,290 in 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal year ended March
31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the year ended March 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Pioneer Multi-Asset Ultrashort Income
Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2013 and $8,290 in 2012

Pioneer Fundamental Growth Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2013 and $8,290 in 2012.

Pioneer Absolute Credit Return Fund:
The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2013 and $8,290 in 2012.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2013

* Print the name and title of each signing officer under his or her signature.